UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file numbe 811-04986

Franklin Investors Securities Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)           (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 10/31/16

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter
October 31, 2016

Franklin Investors Securities Trust

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Contents

Annual Report
Economic and Market Overview	3
Franklin Balanced Fund	4
Franklin Convertible Securities Fund	12
Franklin Equity Income Fund	19
Franklin Real Return Fund	27
Financial Highlights and Statements of Investments	33
Financial Statements	71
Notes to Financial Statements	76
Report of Independent Registered
Public Accounting Firm	94
Tax Information	95
Board Members and Officers	96
Shareholder Information	101

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Economic and Market Overview

The U.S. economy expanded during the 12 months under review. The economy grew at a faster pace in 2016’s third quarter than in 2016’s second and first quarters and 2015’s fourth quarter, mainly due to personal consumption expenditures, exports, private inventory investment, federal government spending and nonresidential fixed investment. Manufacturing conditions generally contracted during the first half of the period but generally expanded in the second half. The services sector, although volatile, continued to grow throughout the period. The unemployment rate decreased slightly from 5.0% in October 2015 to 4.9% at period-end.1 Monthly retail sales grew for most of the review period, and rose to the highest level in April in more than a year, due to a broad-based increase across most retail categories. Inflation, as measured by the Consumer Price Index (CPI), rose slightly in October, led by an increase in gasoline and shelter prices.

After maintaining a near-zero interest rate for seven years to support the U.S. economy’s recovery, the U.S. Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% at its December 2015 meeting and maintained the rate through period-end. The Fed noted at its September meeting that although the case for raising interest rates has strengthened, it will wait for further evidence of continued progress toward its objectives.

U.S. equity markets rose during the review period, benefiting from mostly upbeat economic data and better corporate earnings in the U.S., signs of improvement in the Chinese and European economies, and ongoing expansionary monetary policies from key central banks. A rally in crude oil prices and the Fed’s decision to keep interest rates unchanged at its September meeting further boosted investor confidence. However, the U.K.’s historic vote to leave the European Union (also known as "Brexit") and global growth concerns weighed on market sentiment. The broad U.S. stock market ended the 12-month period higher, as measured by the Standard & Poor’s® 500 Index.

The foregoing information reflects our analysis and opinions as of October 31, 2016. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

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Annual Report

Franklin Balanced Fund

We are pleased to bring you Franklin Balanced Fund’s annual report for the fiscal year ended October 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks both income and capital appreciation by investing in a combination of stocks, convertible securities and debt securities. The Fund normally invests at least 25% of its total assets in equity securities (primarily common and preferred stock) and at least 25% of its total assets in debt securities, including bonds, notes, debentures and money market securities.

Portfolio Composition*
10/31/16
% of Total
Net Assets
Stocks	63.2%
Common Stocks	49.3%
Equity-Linked Securities	8.7%
Convertible Preferred Stocks	4.4%
Preferred Stocks	0.4%
Options Purchased	0.4%
Bonds	32.7%
Corporate Bonds	32.2%
Convertible Bonds	0.5%
Short-Term Investments & Other Net Assets	4.1%

*Percentages reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors. The composition may not match the
SOI.

Performance Overview

For the 12 months under review, the Fund’s Class A shares delivered a cumulative total return of +5.54%. In comparison, the Fund’s equity benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, posted a +4.51% total return.1 The Fund’s fixed income benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks the U.S. investment-grade, taxable bond market, posted a +4.37% return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value. In determining an optimal mix of equity and fixed income investments for the Fund, we assess changing economic, market and industry conditions. We may sell securities for a number of possible reasons, including the achievement of certain stock prices or credit spreads, changes in the fundamental outlook or risk/reward profile of a security, less attractive values relative to market peers, or broad economic conditions affecting certain fixed income sectors. For purposes of pursuing the Fund’s investment goal, we may enter into various equity-related transactions involving derivative instruments. We may also invest in equity-linked notes, which are hybrid derivative-type instruments specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks) and a related equity derivative, such as a put or call option.

What is an equity-linked note?

An equity-linked note is a derivative instrument whose return is determined by the performance of a single equity security, a basket of equity securities, or an equity index. The purchase of equity-linked notes may involve investment in related equity derivatives, such as put and call options.

Manager’s Discussion

During the 12 months under review, we continued to strategically shift the Fund’s asset mix, seeking to manage risks, and our equity and fixed income holdings increased. The Fund’s equity weighting rose to 63.2% from 60.9% of total net assets, and the Fund’s fixed income weighting rose to 32.7%

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 38.

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What are put and call options?

A put option is a contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time. Put options are most commonly used to protect against the decline of a stock price below a certain price. Conversely, a call option gives the holder the right to buy shares at a specified price within a specified time, regardless of the price in the future before the expiration date. If the stock price rises, the holder of the call option has the right to buy at the agreed-upon price, which could be lower.

Dividend Distributions*
11/1/15–10/31/16
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
November	3.00	2.29	2.76	3.29	3.23
December	3.45	2.76	3.21	3.76	3.67
January	3.00	2.31	2.76	3.31	3.22
February	3.00	2.31	2.76	3.31	3.22
March	3.00	2.35	2.89	3.33	3.22
April	3.00	2.35	2.89	3.33	3.22
May	3.00	2.35	2.89	3.33	3.22
June	3.00	2.31	2.70	3.33	3.23
July	3.00	2.31	2.70	3.33	3.23
August	3.00	2.31	2.70	3.33	3.23
September	3.00	2.27	2.75	3.34	3.24
October	2.91	2.18	2.66	3.25	3.15
Total	36.36	28.10	33.67	40.24	39.08

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All
Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

from 27.6%. Our cash position fell during the period to 4.1% from 11.5% of total net assets.

Consistent with the Fund’s long-term strategy, performance was supported by healthy diversification across asset classes and positive overall contributions from the Fund’s equity and fixed income positions.

In equities, the information technology (IT) and energy sectors were strong contributors to performance. During the period, the IT sector surged ahead of all other equity sectors and helped lift the broader market to its fourth consecutive quarterly gain. After barely budging through the first half of 2016, technology-related companies have moved higher since June, dominating the equity-sector leaderboard and topping the S&P 500 Index by the widest margin since the bull market began more than seven years ago. Aided by reports of rising corporate profits among technology firms—in particular those focused on mobile and cloud platforms—IT led all other sectors in terms of upside earnings surprises. Large-capitalization companies held by the Fund enjoyed strong returns, aided by their dividend component. We believe that part of the allure for investors was valuations, as IT-related companies appeared to be attractively priced, while still offering growth potential. The Fund’s semiconductor holdings performed well, benefiting from a stabilizing business environment and improved profitability, with key contributors including Texas Instruments and Analog Devices. Microsoft, a software and IT services company, was another strong contributor that benefited over the past year from investors gaining greater confidence in their ability to be relevant in the cloud-computing era with their key productivity and server software franchises. Specifically, its productivity suite moved rapidly to Office 365, while its server franchise found new growth opportunities with the company’s Azure platform. In addition, the company executed well on various cost containment and capital return initiatives, expanded share repurchases and had a solid dividend. Within energy, Chevron and Anadarko Petroleum were among the top contributors as oil prices rebounded and the companies took steps to lower their costs, while Anadarko also endeavored to strengthen its balance sheet.

Top Five Equity Holdings
10/31/16
Company	% of Total
Sector/Industry	Net Assets
Microsoft Corp.	1.8%
Information Technology
Texas Instruments	1.8%
Information Technology
JPMorgan Chase & Co.	1.8%
Financials
General Electric Co.	1.8%
Industrials
Wells Fargo & Co.	1.7%
Financials

The industrials and financials sectors were also strong contributors to Fund performance. Within industrials, a position in defense contractor Raytheon posted strong returns as did our position in waste management company Republic Services. Within financials, financial services firm JPMorgan Chase also benefited performance. Individual equity positions that significantly contributed to Fund performance included health care company Johnson & Johnson, a convertible preferred stock position in clean energy utility NextEra Energy and a new position in German chemicals company BASF.

In contrast, the consumer discretionary sector detracted from equity Fund performance. Within the sector, shares in

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automobile manufacturer Ford Motor declined as global auto sales plateaued, while upscale fashion retailer Nordstrom and discount general merchandise retailer Target experienced weakness as foot traffic softened amid a continued shift to online shopping. Health care was another detractor from the Fund’s performance, particularly our new position in Teva Pharmaceutical Industries, as increased competition in the generics market led to pricing pressure, and election year rhetoric about drug prices raised investor concerns about future revenues. Additionally, our convertible preferred stock position in Allergan declined as Pfizer canceled its planned acquisition of Allergan after the U.S. government issued new rules to deter tax inversion mergers.

Individual equity positions that detracted from Fund performance included fertilizer company Mosaic, an equity-linked security in plastics, chemicals and refining company LyondellBasell Industries,2 a new position in global hygiene company Kimberly-Clark, and financial services companies Wells Fargo and T. Rowe Price Group.

During the period, our fixed income positions exceeded the return of the benchmark Barclays U.S. Aggregate Bond Index.

Our fixed income holdings in the consumer non-cyclical, banking and communications sectors delivered positive performance during the period.3 In consumer non-cyclical, our new positions in natural and organic foods retailer Whole Foods Market and beverage and brewing company Anheuser-Busch InBev Finance, which completed a large bond offering in January 2016, aided performance. In banking, nearly every position aided performance, with Morgan Stanley, Bank of America and Citigroup as notable contributors. Themes across the banking industry continued to focus on costs, strong credit quality and robust capital levels. The only detractor was a Deutsche Bank position that we have exited completely. In other financials, Nippon Life Insurance also added to performance. In communications, our new position in global satellite service provider Dish Network and positions in telecommunications providers Verizon Communications and Sprint boosted results.

Our energy sector fixed income holdings also aided performance, especially our pipeline industry positions in Energy Transfer Partners, Kinder Morgan Energy Partners and Williams Partners.4 These companies benefited from cost cutting as well as strong cash flows and bounced back nicely with oil prices during the period. The only detractors were our positions in NGL Energy Partners and Linn Energy, which were sold by period-end. The consumer cyclical sector also delivered positive performance, and key contributors included fast food restaurants owner and franchiser Yum! Brands and discount retailer Dollar General.5

Individual fixed income holdings that contributed to Fund performance included positions in iron ore explorer and producer FMG Resources (Australia), data storage company Western Digital, a new position in defense contractor Lockheed Martin, industrial conglomerate General Electric and Diamond 1 and 2 Finance companies that issued notes for technology companies Dell and EMC. Individual fixed income positions that detracted from Fund performance included insurer MetLife2 and hospital manager and operator Community Health Systems.

Top Five Fixed Income Holdings
10/31/16
Company	% of Total
Sector/Industry	Net Assets
Morgan Stanley	1.3%
Financials
JPMorgan Chase & Co.	1.2%
Financials
Weatherford International Ltd.	0.9%
Energy
Bank of America Corp.	0.8%
Financials
Citigroup Inc.	0.8%
Financials

The Fund used derivative instruments during the period, such as equity options. The goal of these instruments is to enhance Fund returns, to lower volatility, or to more efficiently enter and exit stock positions at prices the Fund deems attractive. These positions did not have a material impact on performance. We were comfortable with the Fund’s declining cash position

2. Not held at period-end.
3. Consumer non-cyclical companies are in consumer staples and health care in the fixed income section of the SOI. Banking companies are in financials in the fixed Income section of the SOI. Communications companies are in consumer discretionary and telecommunication services in the fixed income section of the SOI.
4. Energy companies are in energy and utilities in the fixed income section of the SOI.
5. Consumer cyclical companies are in consumer discretionary, consumer staples and health care in the fixed income section of the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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during the period as we were able to invest opportunistically at times when the market retreated.

Thank you for your continued participation in Franklin Balanced Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of October 31, 2016

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/161

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual	Average Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (9/30/16)[4]
A
1-Year	+5.54%	-0.56%	+6.17%
5-Year	+44.86%	+6.43%	+8.35%
10-Year	+68.40%	+4.73%	+5.06%
Advisor
1-Year	+5.79%	+5.79%	+12.92%
5-Year	+46.85%	+7.99%	+9.97%
10-Year	+73.45%	+5.66%	+5.99%

	Distribution	30-Day Standardized Yield[6]
Share Class	Rate[5]	(with waiver) (without waiver)
A	2.91%	2.25%	2.24%
Advisor	3.33%	2.63%	2.63%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 10 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	10/31/16	10/31/15		Change
A (FBLAX)	$11.65	$11.40	+$	0.25
C (FBMCX)	$11.55	$11.31	+$	0.24
R (N/A)	$11.67	$11.42	+$	0.25
R6 (FBFRX)	$11.67	$11.42	+$	0.25
Advisor (FBFZX)	$11.67	$11.42	+$	0.25

Distributions[8] (11/1/15–10/31/16)
	Dividend	Long-Term
Share Class	Income	Capital Gain		Total
A	$0.3636	$0.0009		$0.3645
C	$0.2810	$0.0009		$0.2819
R	$0.3367	$0.0009		$0.3376
R6	$0.4024	$0.0009		$0.4033
Advisor	$0.3908	$0.0009		$0.3917

Total Annual Operating Expenses[9]
Share Class	With Waiver	Without Waiver
A	1.03%	1.04%
Advisor	0.78%	0.79%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. As the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline.
Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton Fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Distribution rate is based on an annualization of the respective class’s October dividend and the maximum offering price (NAV for Advisor Class) per share on 10/31/16.
6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
7. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Bloomberg
Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, S&P and Fitch, respectively.
8. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 5/1/16	Value 10/31/16	5/1/16–10/31/16[1,2]	Value 10/31/16	5/1/16–10/31/16[1,2]	Ratio[2]
A	$1,000	$1,034.70	$5.22	$1,020.01	$5.18	1.02%
C	$1,000	$1,032.60	$9.04	$1,016.24	$8.97	1.77%
R	$1,000	$1,034.70	$6.50	$1,018.75	$6.44	1.27%
R6	$1,000	$1,038.70	$3.38	$1,021.82	$3.35	0.66%
Advisor	$1,000	$1,038.10	$3.94	$1,021.27	$3.91	0.77%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Convertible Securities Fund

We are pleased to bring you Franklin Convertible Securities Fund’s annual report for the fiscal year ended October 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions and investing at least 80% of its net assets in convertible securities.

Performance Overview

For the 12 months under review, the Fund’s Class A shares delivered a +6.41% cumulative total return. In comparison, the Fund’s benchmark, the BofA Merrill Lynch (BofAML) All Total Return Alternatives U.S. Convertibles Index, which tracks the domestic convertible securities market, posted a +2.35% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 15.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

When choosing convertible securities for the Fund, we attempt to maintain a balance in the portfolio between the equity and debt characteristics of convertible securities with an emphasis on the equity features. We also consider the company’s long-term earnings, asset value and cash flow potential. Some of the convertible securities in which the Fund may invest have been structured to provide enhanced yield, increased equity exposure or enhanced downside protection. These securities typically provide a benefit to the issuer in exchange for the enhanced features, such as a conversion premium that is paid by the Fund. We may invest in convertible securities of companies of any capitalization size, but we generally seek to make the portfolio representative of the entire convertible securities market.

Manager’s Discussion

Most sectors the Fund invested in rose in value during the 12 months under review and supported performance. The information technology, consumer staples and utilities sectors contributed most to Fund returns during the period. Within information technology, Chinese online and mobile commerce company Alibaba Group Holding (shown as Mandatory Exchangeable Trust in the SOI),2 semiconductor processing systems manufacturer LAM Research and semiconductor products manufacturer Microchip Technology appreciated significantly. During the period, Alibaba increased its transparency in terms of results for its core commerce, media and cloud-computing business segments. The improved transparency proved to be a positive catalyst for the stock, enabling analysts to better value the core businesses, and it led to a revaluation of Alibaba based on a sum-of-the-parts approach. LAM Research benefited from strong semiconductor capital expenditure trends in the NAND flash memory and semiconductor fabrication markets in 2016. The company’s etch and deposition tools are increasingly being used in the conversion of NAND memory chips to 3D architecture, as well as in advanced logic chips. Regarding Microchip Technology, in addition to strong execution in its core microcontroller and analog product segments, the company acquired Supertex, Micrel and Atmel. In our opinion, each of these transactions added solid value and expanded the company’s product lines, and the market reacted positively to the increased scale and breadth. We believe Microchip Technology remains one of the best managed, most profitable companies in the semiconductor industry.

1. Source: BofA Merrill Lynch.
The index is unmanaged and includes reinvested dividends. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. New position during the period.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 49.

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Top 10 Holdings
10/31/16
Company	% of Total
Sector/Industry	Net Assets
Liberty Media Corp.	2.9%
Consumer Discretionary
Novellus Systems Inc.	2.3%
Information Technology
Microchip Technology Inc.	2.3%
Information Technology
T-Mobile U.S. Inc.	2.3%
Telecommunication Services
Proofpoint Inc.	2.2%
Information Technology
Trulia Inc.	2.2%
Information Technology
Dish Network Corp.	2.2%
Consumer Discretionary
Mandatory Exchangeable Trust	2.2%
Information Technology
ServiceNow Inc.	2.2%
Information Technology
Post Holdings Inc.	2.2%
Consumer Staples

Among consumer staples holdings, food products manufacturer Tyson Foods and cereal maker Post Holdings had significant gains during the reporting period. Tyson Foods continued to benefit from meat and protein, a category that has been expanding at a relatively high growth rate and that generally responds well to innovation. The company has successfully introduced value-added products to its portfolio to further distance itself from its commodity-protein past, creating a less volatile and higher margin business. We believe the company deserves a higher valuation than it has historically received as the more margin-stable prepared foods business becomes a larger percentage of its portfolio and as the company continues to reduce its commodity exposure to chicken. Post Holdings benefited from solid sales growth momentum across its businesses and the realization of synergies from recent acquisitions. Each of the company’s business segments are distinct platforms that we believe Post can continue to build. We believe the active nutrition segment has a particularly favorable growth profile and operates in a very fragmented category with many acquisition opportunities to drive incremental growth. Post generates strong free cash flow given its relatively high-margin profile and modest capital and working capital requirements.

In the utilities sector, our convertible preferred stock position in diversified energy company Black Hills helped the Fund’s results.2 The company benefited from a lower interest-rate environment, which drove the value of regulated utilities higher. Black Hills also benefited from integration efforts around its SourceGas acquisition.

Elsewhere, Anacor Pharmaceuticals, a new position in the health care sector, boosted the Fund’s performance.3 Anacor, which focuses on discovering, developing and commercializing novel small-molecule therapeutics derived from its boron chemistry platform, was acquired by Pfizer, another Fund holding, in June at a significant premium. In the telecommunication services sector, T-Mobile benefited results. The company is the only U.S. wireless carrier that has consistently gained market share, and new subscribers have been driving earnings growth. We believe the company continues to be a takeover target as more competitors look to enter the wireless industry. In the consumer discretionary sector, Jarden was a significant contributor to performance, largely due to stronger-than-expected operating results and its eventual sale to Newell in early 2016.

In contrast, the health care, energy and industrials sectors detracted from the Fund’s performance during the reporting period. In the health care sector, biotechnology company Novavax, which focuses on vaccines, hindered results.2 The company’s shares experienced significant volatility during the reporting period. In September, the stock price fell after the company’s lead vaccine candidate for respiratory syncytial virus failed in a study on its effectiveness in older patients. Pharmaceutical company Allergan’s shares declined after the U.S. Treasury passed new tax rules that forced the company to terminate its planned merger with Pfizer. Allergan’s dramatic number of acquisitions and divestitures made investors cautious about its outlook as an independent company. Shares of generic drug manufacturer Teva Pharmaceutical Industries fell in value amid general pricing pressures in the pharmaceutical sector and price competition among its generic products.2 Furthermore, its acquisition of Allergan’s Actavis generics division, which occurred in August, took longer than expected to close due to U.S. regulatory delays. In addition, the generics sector outlook has diminished since the acquisition due to price competition, and there is investor concern that the company may lose its patent exclusivity on Copaxone depending on a pending court decision.

3. Not held at period-end.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CONVERTIBLE SECURITIES FUND

Energy sector detractors included Rex Energy3 and Cobalt International Energy. Rex Energy’s shares continued to sink as lower natural gas prices and reduced natural gas liquid prices restricted cash flow and prevented growth. The company made several moves during the period to avert restructuring, including selling its non-core Illinois oil assets and signing a joint venture to continue natural gas drilling in Pennsylvania. The company’s relatively higher leverage metrics and debt holders selling converted equity for liquidity kept pressure on the shares. Shares of Cobalt fell as the government of Angola officially backed out of its agreement to purchase Cobalt’s interests in several offshore oil discoveries. The continued delays in closing the sale also led to a change in the company’s senior management, which is now focused on reselling the Angolan properties and reducing its interests in its Gulf of Mexico offshore U.S. discoveries. The company has significant cash and no near-term debt maturities, but we believe it needs to conserve cash for development of the offshore discoveries and will likely need to restructure its convertible bonds that mature in 2021.

In the industrials sector, medical waste manager Stericycle suffered from increased competition that reduced revenues and profitability of the company’s industrial and manufacturing waste business.

Thank you for your continued participation in Franklin Convertible Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of October 31, 2016

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 10/31/161

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual	Average Annual
Share Class	Total Return[2]	Total Return[3]	Total Return(9/30/16)[4]
A
1-Year	+6.41%	+0.28%	+6.27%
5-Year	+54.29%	+7.77%	+9.91%
10-Year	+79.27%	+5.38%	+5.84%
Advisor[5]
1-Year	+6.68%	+6.68%	+13.02%
5-Year	+56.16%	+9.32%	+11.51%
10-Year	+83.16%	+6.24%	+6.70%

	Distribution	30-Day Standardized Yield[7]
Share Class	Rate[6]	(with waiver) (without waiver)
A	2.60%	1.58%	1.58%
Advisor	3.00%	1.93%	1.92%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 17 for Performance Summary footnotes.

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FRANKLIN CONVERTIBLE SECURITIES FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 17 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Annual Operating Expenses9

Share Class
A	0.86%
Advisor	0.61%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund may invest in high yielding, fixed income securities. High yields reflect the higher credit risk associated with these lower rated securities and, in some cases, the lower market prices for these instruments. Interest rate movements may affect the
Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund may also invest in foreign securities, which involve special risks, including political uncertainty and currency volatility. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +71.92% and
+6.61%.
6. Distribution rate is based on the sum of the respective class’s past four quarterly dividends and the maximum offering price (NAV for Advisor Class) per share on 10/31/16.
7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
8. Source: BofA Merrill Lynch. The BofAMLAll Total Return Alternatives U.S. Convertibles Index comprises domestic securities of all quality grades that are convertible into U.S.
dollar-denominated common stock, ADRs or cash equivalents and have a delta (measure of equity sensitivity) that indicates the security likely has a balance between the debt and equity characteristics of the security.
9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 5/1/16	Value 10/31/16	5/1/16–10/31/16[1,2]	Value 10/31/16	5/1/16–10/31/16[1,2]	Ratio[2]
A	$1,000	$1,063.40	$4.36	$1,020.91	$4.27	0.84%
C	$1,000	$1,059.10	$8.23	$1,017.14	$8.06	1.59%
R6	$1,000	$1,065.00	$2.49	$1,022.72	$2.44	0.48%
Advisor	$1,000	$1,064.70	$3.06	$1,022.17	$3.00	0.59%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Equity Income Fund

This annual report for Franklin Equity Income Fund covers the fiscal year ended October 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize total return, emphasizing high current income and long-term capital appreciation, consistent with reasonable risk, by investing at least 80% of its net assets in equity securities including securities convertible into common stocks.

Performance Overview

For the 12 months under review, the Fund’s Class A shares delivered a +3.31% cumulative total return. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, generated a +4.51% total return.1 The Fund’s peers, as measured by the Lipper Equity Income Funds Classification Average, which consists of funds chosen by Lipper that seek relatively high current income and growth of income by investing at least 60% of their portfolios in stocks, posted a +4.70% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 23.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We seek to invest in a broadly diversified portfolio of equity securities that we consider to be financially strong, with a focus on “blue chip” companies. We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, balance sheet and liquidations value. We consider dividend yield in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. We seek to take advantage of price dislocations that result from the market’s short-term focus and choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Manager’s Discussion

Most of the sectors the Fund invested in increased in value during the 12-month reporting period and supported performance. The industrials, information technology and energy sectors contributed most to Fund returns during the period. In the industrials sector, Illinois Tool Works, Republic

1. Source: Morningstar.
2. Source: Lipper, a Thomson Reuters Company. For the 12-month period ended 10/31/16, this category consisted of 508 funds. Lipper calculations do not include sales charges, or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not include any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 58.

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Dividend Distributions*
11/1/15–10/31/16
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
November	3.90	2.48	3.40	4.60	4.38
December**	14.11	12.71	13.63	14.81	14.58
March	12.96	10.16	12.09	14.38	13.92
June	14.22	10.42	12.85	16.14	15.53
September	14.73	10.60	13.46	16.94	16.37
Total	59.92	46.37	55.43	66.87	64.78

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All
Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**Includes an additional 10.21 cent per share distribution to meet excise tax requirements.

Services and Raytheon helped performance. Industrial products and equipment manufacturer Illinois Tool Works posted strong earnings results for most of the period amid expanding operating margins, and it raised earnings guidance. A recent acquisition by the company’s original equipment manufacturing division also supported its stock. Shares of waste management company Republic Services rose in value as the company experienced strong trends in its commercial and industrial waste collection businesses. Pricing continued to improve, helped by industry consolidation, and recycling headwinds abated as renewable cardboard prices moved modestly higher over the summer. Defense contractor Raytheon’s shares increased during the period. The company experienced strong overseas demand for its missile protection systems and radios. Shares of Lockheed Martin, another defense contractor holding, benefited from similarly strong demand across its product offering. Finally, the uncertain geopolitical backdrop led defense stocks to trade at a premium to the market and historical levels.

Information technology holding Microsoft, a software and information technology services company and the Fund’s largest holding at period-end, benefited over the past year from investors gaining greater confidence in the company’s ability to be relevant in the cloud-computing era with its key productivity and server software franchises. Specifically, its productivity suite moved rapidly to Office 365, while its server franchise found new growth opportunities with the company’s Azure platform. In addition, the company executed well on various cost containment and capital return initiatives, with expanded share repurchases and a solid and growing dividend.

Semiconductor manufacturer Texas Instruments also helped the Fund’s results, as the company continued to improve its gross and operating profit margins, while its embedded processing division accelerated its revenue growth rate.3 The company continued to surpass market expectations with its effective execution, and it has committed to returning 100% of its free cash flow to investors, which has attracted many to the stock, leading to its strong performance. Semiconductor company Avago Technologies (named Broadcom as of period-end) continued to execute well, delivering superior growth and profitability in its wireless, networking and enterprise storage business segments. In addition, the company announced and completed its acquisition of Broadcom during the reporting period. The market reacted positively to the transaction, and as Avago increased projections from its initial asset and earnings growth targets surrounding its expansion, the shares continued to benefit.

In the energy sector, major oil and gas company Chevron boosted results. The company’s shares recovered over the past year along with oil and natural gas fundamentals and amid progress in its project delivery and cost reduction initiatives. During the period, commodity prices stabilized at healthier levels, and Chevron made advances in delivering its Gorgon and Wheatstone liquid natural gas projects in Australia, while cost reductions helped move the company toward a better balance between cash flow and spending in a lower commodity price environment.

Elsewhere, in the consumer staples sector, The Kraft Heinz Company helped the Fund’s results during the reporting period. Kraft Heinz is a leading U.S. packaged food company, and is in the process of realigning the consolidated entity’s cost structure which has resulted in unprecedented margin expansion. Management has proven its ability to create more sustainable growth than many investors and competitors had expected despite structural category impediments and global economic challenges. We also believe there is a high probability of incremental upside potential from large merger-and-acquisition activity as the company leverages what its management describes as “an operating model that can be scaled.” In the utilities sector, NextEra Energy benefited Fund results as valuations of utilities generally moved higher with lower long-term interest rates. In addition, the company delivered on expanded renewable development opportunities following the passage of tax credit extensions in December 2015. Financial services company JPMorgan Chase, the Fund’s largest holding in the financials sector at period-end, also contributed to

3. New position during the period.

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relative performance. The company experienced improved fixed income trading results and strong earnings. Its shares were further supported by investors’ demand for higher quality banks.

In contrast, the health care and consumer discretionary sectors detracted from the Fund’s relative performance during the reporting period. In health care, shares of pharmaceutical company Allergan declined after the U.S. Department of the Treasury passed new tax rules that forced the company to terminate its planned merger with Pfizer. Allergan’s dramatic number of acquisitions and divestitures made investors cautious about its outlook as an independent company. France-based pharmaceutical firm Sanofi suffered amid pricing and competitive challenges to its dominant U.S. insulin franchise and the company’s difficulty in replacing these lost profits from its pipeline.4 Shares of generic drug manufacturer Teva Pharmaceutical Industries fell in value amid general pricing pressures in the pharmaceutical sector and price competition among its generic products.3 Furthermore, its acquisition of Allergan’s Actavis generics division, which occurred in August, took longer than expected to close due to U.S. regulatory delays. In addition, the generics sector outlook has diminished since the acquisition due to price competition, and there is investor concern that the company may lose its patent exclusivity on Copaxone depending on a pending court decision.

In the consumer discretionary sector, hotel operator Starwood Hotels & Resorts Worldwide declined in value as the lodging group experienced weakness in late 2015 and early 2016.4 During that time, revenue-per-available-room expectations declined, corporate travel was slowing and investors began to digest the impact of competition from alternative accommodations (e.g., Airbnb5). During the period, the company received an initial takeover bid from Marriott5 that was viewed as disappointing by investors though a takeover was ultimately completed at higher values. Automobile manufacturer Ford Motor also hindered results. The company suffered from negative sentiment toward the auto business cycle in North America, where investors seemed to believe demand had peaked and, as a result, declining earnings and profits would be experienced across the industry. Sportswear maker NIKE underperformed primarily because growth decelerated.4 The company’s sales growth during the period were negatively impacted by one-time factors including sports retailer bankruptcies, tough comparisons from a robust 2015 and unfavorable weather causing excess inventory.

Elsewhere, Wells Fargo, in the financials sector, detracted from results. The company’s shares declined following an account-opening scandal, as well as the resignation of its chief executive officer in the scandal’s aftermath. Also in the financials sector, MetLife, like other insurance companies, suffered as the outlook for interest rates deteriorated at the start of the reporting period.4 We have started to see this trend reverse as interest rates recently began to move higher, although they were still below where yields started the year. The company is in the process of separating into two standalone businesses, as first disclosed earlier in 2016. The process resulted in a pause in share repurchases and created above-average, near-term uncertainty, which recently has begun to be clarified by management but created what we view as a temporary overhang on the stock relative to its peers.

In the consumer staples sector, CVS Health hindered results. During the reporting period, scrutiny on pharmacy benefits managers intensified due to an increased focus on prescription drug pricing. We believe these headwinds are largely transient, and we expect CVS Health’s integrated delivery model will be successful over the long term.

4. Not held at period-end.
5. Not a Fund holding.
See www.franklintempletondatasources.com for additional data provider information.

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Thank you for your continued participation in Franklin Equity Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of October 31, 2016

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 10/31/161

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual	Average Annual
Share Class	Total Return[2]	Total Return[3]	Total Return(9/30/16)[4]
A
1-Year	+3.31%	-2.62%	+6.39%
5-Year	+67.06%	+9.51%	+12.08%
10-Year	+58.11%	+4.07%	+4.51%
Advisor[5]
1-Year	+3.53%	+3.53%	+13.13%
5-Year	+69.18%	+11.09%	+13.70%
10-Year	+61.57%	+4.91%	+5.36%

	Distribution	30-Day Standardized Yield[7]
Share Class	Rate[6]	(with waiver) (without waiver)
A	2.47%	1.85%	1.84%
Advisor	2.91%	2.20%	2.19%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 25 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 25 for Performance Summary footnotes.

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			FRANKLIN EQUITY INCOME FUND
			PERFORMANCE SUMMARY

Total Annual Operating Expenses[11]
Share Class	With Waiver	Without Waiver
A	0.86%	0.86%
Advisor	0.61%	0.61%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price and debt securities when the underlying stock price is low relative to the conversion price. The Fund’s investment in foreign securities also involves special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton Fund, contractually guaranteed its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +61.36% and
+5.82%.
6. Distribution rate is based on an annualization of the respective class’s current quarterly dividend and the maximum offering price (NAV for Advisor Class) per share on
10/31/16.
7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
8. Source: Morningstar: The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.
9. Source: Lipper, a Thomson Reuters Company. The Lipper Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the one-year period ended 10/31/16, there were 508 funds in this category.
Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these or other factors had been considered.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI), is a commonly used measure of the inflation rate.
11. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN EQUITY INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 5/1/16	Value 10/31/16	5/1/16–10/31/16[1,2]	Value 10/31/16	5/1/16–10/31/16[1,2]	Ratio[2]
A	$1,000	$1,033.70	$4.40	$1,020.81	$4.37	0.86%
C	$1,000	$1,029.30	$8.21	$1,017.04	$8.16	1.61%
R	$1,000	$1,032.50	$5.57	$1,019.66	$5.53	1.09%
R6	$1,000	$1,035.50	$2.46	$1,022.72	$2.44	0.48%
Advisor	$1,000	$1,034.50	$3.12	$1,022.07	$3.10	0.61%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

26 Annual Report

franklintempleton.com

Franklin Real Return Fund

This annual report for Franklin Real Return Fund covers the fiscal year ended October 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to achieve total return that exceeds the rate of inflation over an economic cycle. The Fund will generally invest its assets in inflation-indexed securities structured to provide protection against inflation, as well as in investment-grade and high yield fixed income securities and short-term non-dollar-denominated debt securities to achieve the highest level of real return (total return less the rate of inflation) consistent with an acceptable level of risk.

*Percentages reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.
**In the SOI, the natural resources sector comprises energy and materials.
***Includes Senior Floating Rate Interests.

Performance Overview

For the 12 months under review, the Fund’s Class A shares had a +2.77% cumulative total return. In comparison, the Barclays U.S. TIPS Index, which tracks the universe of inflation-protected notes issued by the U.S. Treasury that have at least one year to final maturity, posted a +5.89% total return.1 Also for comparison, the Consumer Price Index for All Urban Consumers - Non-Seasonally Adjusted (CPI-NSA), a measure of the average change in prices of all goods and services purchased for consumption by urban householders, rose 1.64% for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 29.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

Under normal market conditions, we will allocate the Fund’s assets among securities in various market sectors based on our assessment of changing economic, global market, industry and issuer conditions. When making our investment decisions, we use a “top-down” analysis of macroeconomic trends combined with a “bottom-up” fundamental analysis of market sectors, industries and issuers to try to take advantage of varying sector reactions to economic events. We will evaluate such criteria as country risk, business cycles, yield curves and values between and within markets.

What is the yield curve?

The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares three-month, two-year and 30-year U.S. Treasury debt.

Manager’s Discussion

U.S. economic indicators were generally encouraging during the reporting period. Steady growth in the services sector created new jobs and slightly boosted employment levels. Retail sales grew for most of the period. Low energy prices pulled inflation lower. In this environment, home sales and prices grew.

At period-end, slightly more than half of total net assets were invested in Treasury Inflation Protected Securities (TIPS). For

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. Source: Bureau of Labor Statistics, bls.gov/cpi.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 65.

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Annual Report

FRANKLIN REAL RETURN FUND

diversification, we also allocated the Fund’s assets to foreign government and agency securities, management investment companies, common stocks, corporate bonds, senior secured floating rate loans and short-term investments. We employed a non-U.S. dollar strategy to help hedge against potential U.S. dollar weakness versus certain currencies and concentrated our TIPS holdings in shorter maturities.

Dividend Distributions*
11/1/15–10/31/16
Dividend per Share (cents)
Advisor
Month	Class A	Class C	Class R6	Class
November**	—	—	—	—
December	8.60	4.27	13.19	11.21
January**	—	—	—	—
February**	—	—	—	—
March**	—	—	—	—
April**	—	—	—	—
May**	—	—	—	—
June**	—	—	—	—
July**	—	—	—	—
August**	—	—	—	—
September**	—	—	—	—
October**	—	—	—	—
Total	8.60	4.27	13.19	11.21

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All
Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**The Fund paid no dividends due to negative inflation adjustments for TIPS, which are the Fund’s primary investments.

During the period, we increased the Fund’s allocations to TIPS, natural resources and loans. In contrast, we decreased the Fund’s allocation to foreign government debt securities and high yield corporate credit securities. The Fund’s heaviest allocations were in TIPS and foreign government debt securities.

The Fund’s investments in TIPS, foreign government bonds and high yield corporate bonds helped results. In contrast, the Fund’s foreign currency exposure hindered Fund performance.

Thank you for your continued participation in Franklin Real Return Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN REAL RETURN FUND

Performance Summary as of October 31, 2016

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 10/31/161

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual	Average Annual
Share Class	Total Return[2]	Total Return[3]	Total Return(9/30/16)[4]
A
1-Year	+2.77%	-1.59%	+0.64%
5-Year	-0.05%	-0.87%	+0.08%
10-Year	+27.14%	+1.98%	+2.09%
Advisor
1-Year	+3.04%	+3.04%	+5.35%
5-Year	+1.21%	+0.24%	+1.21%
10-Year	+30.34%	+2.69%	+2.79%

	Distribution	30-Day Standardized Yield[6]
Share Class	Rate[5]	(with waiver)	(without waiver)

A	0.00%	1.81%	1.61%

Advisor	0.00%	2.15%	1.93%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 31 for Performance Summary footnotes.

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FRANKLIN REAL RETURN FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 31 for Performance Summary footnotes.

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			FRANKLIN REAL RETURN FUND
			PERFORMANCE SUMMARY

Total Annual Operating Expenses[9]
Share Class	With Waiver	Without Waiver
A	0.92%	1.12%
Advisor	0.67%	0.87%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in a Fund adjust to a rise in interest rates, the Fund’s share price may decline. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 2/28/17. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Distribution rate is based on an annualization of the respective class’s October dividend and the maximum offering price (NAV for Advisor Class) per share on 10/31/16.
6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
7. Source: Morningstar. The Barclays U.S. TIPS Index comprises U.S. TIPS rated investment grade (Baa3/BBB- or better) with at least one year to final maturity and at least
$250 million par amount outstanding.
8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI), is a commonly used measure of the inflation rate.
9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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Annual Report

FRANKLIN REAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 5/1/16	Value 10/31/16	5/1/16–10/31/16[1,2]	Value 10/31/16	5/1/16–10/31/16[1,2]	Ratio[2]
A	$1,000	$1,012.00	$4.55	$1,020.61	$4.57	0.90%
C	$1,000	$1,010.10	$6.57	$1,018.60	$6.60	1.30%
R6	$1,000	$1,015.00	$2.63	$1,022.52	$2.64	0.52%
Advisor	$1,000	$1,013.00	$3.29	$1,021.87	$3.30	0.65%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

32 Annual Report

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	FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Balanced Fund
		Year Ended October 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.40	$11.86	$11.43	$10.64	$9.87
Income from investment operations[a]:
Net investment income[b]	0.30	0.30	0.31 [c]	0.27	0.30
Net realized and unrealized gains (losses)	0.31	(0.24)	0.65	1.02	0.83
Total from investment operations	0.61	0.06	0.96	1.29	1.13
Less distributions from:
Net investment income	(0.36)	(0.36)	(0.36)	(0.36)	(0.36)
Net realized gains	(—)[d]	(0.16)	(0.17)	(0.14)	(—)[d]
Total distributions	(0.36)	(0.52)	(0.53)	(0.50)	(0.36)
Net asset value, end of year.	$11.65	$11.40	$11.86	$11.43	$10.64

Total return[e]	5.54%	0.51%	8.66%	12.51%	11.70%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.02%	1.06%	1.09%	1.12%	1.15%
Expenses net of waiver and payments by affiliates	1.01%[f]	1.06%[f,g]	1.09%[f,g]	1.10%[f]	1.01%
Net investment income	2.62%	2.56%	2.64%[c]	2.51%	2.95%

Supplemental data
Net assets, end of year (000’s)	$2,532,459	$2,371,133	$2,053,623	$1,354,710	$627,287
Portfolio turnover rate	46.03%	69.23%	40.54%	58.52%	58.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.39%.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)
		Year Ended October 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.31	$11.77	$11.34	$10.57	$9.81
Income from investment operations[a]:
Net investment income[b]	0.21	0.21	0.23 [c]	0.20	0.23
Net realized and unrealized gains (losses)	0.31	(0.23)	0.65	0.99	0.82
Total from investment operations	0.52	(0.02)	0.88	1.19	1.05
Less distributions from:
Net investment income	(0.28)	(0.28)	(0.28)	(0.28)	(0.29)
Net realized gains	(—)[d]	(0.16)	(0.17)	(0.14)	(—)[d]
Total distributions	(0.28)	(0.44)	(0.45)	(0.42)	(0.29)
Net asset value, end of year.	$11.55	$11.31	$11.77	$11.34	$10.57

Total return[e]	4.73%	(0.20)%	7.97%	11.62%	10.91%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.77%	1.77%	1.79%	1.82%	1.85%
Expenses net of waiver and payments by affiliates	1.76%[f]	1.77%[f,g]	1.79%[f,g]	1.80%[f]	1.71%
Net investment income	1.87%	1.85%	1.94%[c]	1.81%	2.25%

Supplemental data
Net assets, end of year (000’s)	$630,110	$563,419	$492,514	$354,359	$187,991
Portfolio turnover rate	46.03%	69.23%	40.54%	58.52%	58.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.69%.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

34 Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)
		Year Ended October 31,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.42	$11.89	$11.45	$10.66	$9.89
Income from investment operations[a]:
Net investment income[b]	0.27	0.27	0.29 [c]	0.26	0.29
Net realized and unrealized gains (losses)	0.32	(0.24)	0.66	1.01	0.82
Total from investment operations	0.59	0.03	0.95	1.27	1.11
Less distributions from:
Net investment income	(0.34)	(0.34)	(0.34)	(0.34)	(0.34)
Net realized gains	(—)[d]	(0.16)	(0.17)	(0.14)	(—)[d]
Total distributions	(0.34)	(0.50)	(0.51)	(0.48)	(0.34)
Net asset value, end of year.	$11.67	$11.42	$11.89	$11.45	$10.66

Total return	5.28%	0.21%	8.51%	12.26%	11.46%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.27%	1.27%	1.29%	1.32%	1.35%
Expenses net of waiver and payments by affiliates	1.26%[e]	1.27%[e,f]	1.29%[e,f]	1.30%[e]	1.21%
Net investment income	2.37%	2.35%	2.44%[c]	2.31%	2.75%

Supplemental data
Net assets, end of year (000’s)	$4,482	$4,699	$3,598	$3,253	$2,378
Portfolio turnover rate	46.03%	69.23%	40.54%	58.52%	58.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.19%.
dAmount rounds to less than $0.01 per share.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)
		Year Ended October 31,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.42	$11.89	$11.45	$11.08
Income from investment operations[b]:
Net investment income[c]	0.34	0.35	0.37 [d]	0.19
Net realized and unrealized gains (losses)	0.31	(0.25)	0.65	0.38
Total from investment operations	0.65	0.10	1.02	0.57
Less distributions from:
Net investment income.	(0.40)	(0.41)	(0.41)	(0.20)
Net realized gains	(—)[e]	(0.16)	(0.17)	—
Total distributions	(0.40)	(0.57)	(0.58)	(0.20)
Net asset value, end of year	$11.67	$11.42	$11.89	$11.45

Total return[f]	5.90%	0.81%	9.29%	5.15%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates	0.73%	0.70%	0.68%	1.82%
Expenses net of waiver and payments by affiliates[h]	0.66%	0.67%	0.68%[i]	0.70%
Net investment income	2.97%	2.95%	3.05%[d]	2.91%

Supplemental data
Net assets, end of year (000’s)	$233	$221	$513	$5
Portfolio turnover rate	46.03%	69.23%	40.54%	58.52%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.80%.
eAmount rounds to less than $0.01 per share.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

36 Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)
		Year Ended October 31,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.42	$11.88	$11.45	$10.66	$9.89
Income from investment operations[a]:
Net investment income[b]	0.29	0.33	0.35 [c]	0.30	0.34
Net realized and unrealized gains (losses)	0.35	(0.24)	0.65	1.02	0.82
Total from investment operations	0.64	0.09	1.00	1.32	1.16
Less distributions from:
Net investment income	(0.39)	(0.39)	(0.40)	(0.39)	(0.39)
Net realized gains	(—)[d]	(0.16)	(0.17)	(0.14)	(—)[d]
Total distributions	(0.39)	(0.55)	(0.57)	(0.53)	(0.39)
Net asset value, end of year.	$11.67	$11.42	$11.88	$11.45	$10.66

Total return	5.79%	0.81%	8.97%	12.82%	12.01%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.77%	0.77%	0.79%	0.82%	0.85%
Expenses net of waiver and payments by affiliates	0.76%[e]	0.77%[e,f]	0.79%[e,f]	0.80%[e]	0.71%
Net investment income	2.87%	2.85%	2.94%[c]	2.81%	3.25%

Supplemental data
Net assets, end of year (000’s)	$138,111	$54,881	$41,494	$68,201	$13,779
Portfolio turnover rate	46.03%	69.23%	40.54%	58.52%	58.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.69%.
dAmount rounds to less than $0.01 per share.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 37

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2016
Franklin Balanced Fund
	Country	Shares	Value

Common Stocks 49.3%
Consumer Discretionary 5.7%
Ford Motor Co	United States	3,500,000	$41,090,000
General Motors Co	United States	1,000,000	31,600,000
Lowe’s Cos. Inc	United States	600,000	39,990,000
[a] Nordstrom Inc	United States	500,000	26,000,000
[a] Target Corp	United States	750,000	51,547,500
			190,227,500
Consumer Staples 6.7%
[a] Anheuser-Busch InBev SA/NV, ADR	Belgium	200,000	23,098,000
The Coca-Cola Co	United States	1,200,000	50,880,000
[a] Diageo PLC, ADR	United Kingdom	197,800	21,269,434
Kimberly-Clark Corp	United States	300,000	34,323,000
[a] Philip Morris International Inc	United States	300,000	28,932,000
Reynolds American Inc	United States	400,000	22,032,000
Walgreens Boots Alliance Inc	United States	500,000	41,365,000
			221,899,434
Energy 4.6%
Anadarko Petroleum Corp	United States	200,000	11,888,000
[a] Chevron Corp	United States	500,000	52,375,000
Occidental Petroleum Corp	United States	400,000	29,164,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	719,264	35,826,540
Total SA, B, ADR	France	500,000	23,870,000
			153,123,540
Financials 8.8%
Bank of America Corp	United States	1,496,715	24,695,796
[a] BlackRock Inc	United States	100,000	34,124,000
[a] The Charles Schwab Corp	United States	800,000	25,360,000
[a] JPMorgan Chase & Co	United States	850,000	58,871,000
T. Rowe Price Group Inc	United States	400,000	25,604,000
The Toronto-Dominion Bank	Canada	750,000	34,035,000
U.S. Bancorp	United States	750,000	33,570,000
Wells Fargo & Co	United States	1,200,000	55,212,000
			291,471,796
Health Care 4.7%
Amgen Inc	United States	175,000	24,703,000
AstraZeneca PLC, ADR	United Kingdom	985,000	27,895,200
Johnson & Johnson.	United States	300,000	34,797,000
Pfizer Inc	United States	1,250,000	39,637,500
Teva Pharmaceutical Industries Ltd., ADR	Israel	687,400	29,379,476
			156,412,176
Industrials 5.7%
General Dynamics Corp	United States	100,000	15,074,000
General Electric Co	United States	2,000,000	58,200,000
Northrop Grumman Corp	United States	125,000	28,625,000
Raytheon Co	United States	360,000	49,179,600
Republic Services Inc	United States	700,000	36,841,000
			187,919,600

38 Annual Report

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Balanced Fund (continued)
	Country	Shares	Value

Common Stocks (continued)
Information Technology 6.5%
[a] Analog Devices Inc	United States	600,000	$38,460,000
Apple Inc	United States	120,000	13,624,800
[a] Intel Corp	United States	500,000	17,435,000
[a] Microsoft Corp	United States	1,000,000	59,920,000
Oracle Corp	United States	440,000	16,904,800
[a] QUALCOMM Inc	United States	500,000	34,360,000
[a] Texas Instruments Inc	United States	465,000	32,945,250
			213,649,850
Materials 3.3%
BASF SE	Germany	400,000	35,256,519
The Dow Chemical Co	United States	800,000	43,048,000
The Mosaic Co	United States	1,250,000	29,412,500
			107,717,019
Real Estate 0.7%
Host Hotels & Resorts Inc	United States	1,500,000	23,220,000
Telecommunication Services 2.0%
Rogers Communications Inc., B	Canada	790,000	31,781,700
Verizon Communications Inc	United States	700,000	33,670,000
			65,451,700
Utilities 0.6%
Dominion Resources Inc	United States	270,480	20,340,096
Total Common Stocks (Cost $1,526,468,732)			1,631,432,711

[b] Equity-Linked Securities 8.7%
Energy 2.3%
[c] Credit Suisse New York into Schlumberger Ltd., 7.50%, 144A	United States	320,000	24,822,784
[c] Royal Bank of Canada into Anadarko Petroleum Corp., 7.50%, 144A	United States	475,000	26,875,880
[c] Wells Fargo Bank National Assn. into Halliburton Co., 8.00%, 144A	United States	550,000	25,111,680
			76,810,344
Industrials 3.3%
[c] Merrill Lynch International & Co. CV into Union Pacific Corp., 5.75%, 144A	United States	386,000	34,059,984
[c] Merrill Lynch International & Co. CV into United Technologies Corp., 5.00%, 144A	United States	354,000	36,172,605
[c] Wells Fargo Bank National Assn. into The Boeing Co., 7.00%, 144A	United States	275,000	38,068,250
			108,300,839
Information Technology 3.1%
[c] Citigroup Inc. into Cisco Systems Inc., 7.50%, 144A	United States	1,442,000	42,504,248
[c] JPMorgan Chase & Co. into Oracle Corp., 6.00%, 144A	United States	865,000	33,573,158
[c] Royal Bank of Canada into Texas Instruments Inc., 6.00%, 144A	United States	400,000	26,589,640
			102,667,046
Total Equity-Linked Securities (Cost $276,081,600)			287,778,229

Convertible Preferred Stocks 4.4%
Energy 0.7%
Hess Corp., 8.00%, cvt. pfd	United States	400,000	23,660,000
Health Care 0.8%
Allergan PLC, 5.50%, cvt. pfd	United States	35,102	26,993,438
Real Estate 1.2%
American Tower Corp., 5.50%, cvt. pfd	United States	350,000	38,412,500

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Annual Report

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Balanced Fund (continued)
	Country	Shares	Value

Convertible Preferred Stocks (continued)
Utilities 1.7%
Dominion Resources Inc., 6.375%, cvt. pfd., A	United States	438,900	$22,045,947
Great Plains Energy Inc., 7.00%, cvt. pfd	United States	324,000	17,168,760
NextEra Energy Inc., 6.371%, cvt. pfd	United States	260,000	15,867,800
			55,082,507
Total Convertible Preferred Stocks (Cost $140,522,483)			144,148,445

Preferred Stocks 0.4%
Financials 0.4%
Morgan Stanley, 6.375%, pfd., I	United States	310,000	8,556,000
U.S. Bancorp, 6.00%, pfd., G	United States	180,000	4,609,800
Total Preferred Stocks (Cost $12,250,000)			13,165,800

		Principal
		Amount*

Convertible Bonds (Cost $15,000,000) 0.5%
Energy 0.5%
Weatherford International Ltd., cvt., senior note, 5.875%, 7/01/21	United States	$15,000,000	15,946,875
Corporate Bonds 32.2%
Consumer Discretionary 3.4%
[c] Charter Communications Operating LLC/Capital, senior secured note, first lien, 144A,
4.908%, 7/23/25	United States	20,000,000	21,616,660
DISH DBS Corp.,
7.75%, 7/01/26	United States	10,000,000	11,006,300
senior note, 5.875%, 7/15/22.	United States	12,000,000	12,480,000
Dollar General Corp., senior bond, 3.25%, 4/15/23	United States	15,000,000	15,363,165
Ford Motor Credit Co. LLC, senior note, 2.551%, 10/05/18	United States	5,000,000	5,062,465
[c] Sirius XM Radio Inc., senior bond, 144A, 5.375%, 4/15/25	United States	15,000,000	15,375,000
Tiffany & Co., senior bond, 4.90%, 10/01/44.	United States	7,000,000	6,867,644
Trinity Acquisition PLC, senior note, 4.625%, 8/15/23	United States	7,000,000	7,336,991
Yum! Brands Inc., senior bond, 3.875%, 11/01/23	United States	17,950,000	17,882,621
			112,990,846
Consumer Staples 4.0%
Anheuser-Busch InBev Finance Inc., senior bond, 4.90%, 2/01/46	Belgium	15,000,000	17,249,385
CVS Health Corp., senior note, 3.875%, 7/20/25.	United States	10,000,000	10,673,680
Kraft Foods Group Inc., senior bond, 3.50%, 6/06/22.	United States	10,000,000	10,573,540
Kraft Heinz Foods Co., senior bond, 3.00%, 6/01/26	United States	20,000,000	19,849,660
Mondelez International Inc., senior bond, 4.00%, 2/01/24	United States	15,000,000	16,669,260
Reynolds American Inc.,
senior note, 2.30%, 8/21/17	United States	6,100,000	6,147,275
senior note, 4.45%, 6/12/25	United States	15,000,000	16,500,585
Tyson Foods Inc., senior bond, 3.95%, 8/15/24.	United States	12,100,000	12,868,616
Whole Foods Market Inc., senior note, 5.20%, 12/03/25.	United States	20,000,000	21,579,820
			132,111,821
Energy 3.3%
Anadarko Petroleum Corp., senior note, 8.70%, 3/15/19	United States	7,215,000	8,274,220
Antero Resources Corp., senior note, 5.625%, 6/01/23	United States	10,000,000	10,250,000
Energy Transfer Partners LP, senior bond, 3.60%, 2/01/23	United States	15,000,000	14,981,385
EOG Resources Inc., senior bond, 2.625%, 3/15/23	United States	5,500,000	5,492,960
Ferrellgas LP/Ferrellgas Finance Corp., senior note, 6.75%, 6/15/23	United States	18,800,000	17,625,000

40 Annual Report

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Balanced Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Energy (continued)
Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	$9,400,000	$9,550,842
[c] Sabine Pass Liquefaction LLC, senior secured bond, 144A, 5.00%, 3/15/27	United States	8,200,000	8,364,000
Weatherford International Ltd.,
senior bond, 5.95%, 4/15/42	United States	4,000,000	3,040,000
senior note, 5.125%, 9/15/20.	United States	10,000,000	9,550,000
The Williams Cos. Inc., senior bond, 3.70%, 1/15/23	United States	5,000,000	4,862,500
Williams Partners LP, senior note, 3.60%, 3/15/22	United States	15,000,000	15,287,805
			107,278,712
Financials 8.5%
[d] Bank of America Corp.,
junior sub. bond, AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	15,000,000	15,690,150
junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	10,000,000	10,300,000
Capital One Bank USA NA, senior note, 2.30%, 6/05/19	United States	10,000,000	10,108,790
[e] Capital One NA, FRN, 1.617%, 9/13/19	United States	15,000,000	15,029,130
Citigroup Inc.,
[d] junior sub. bond, P, 5.95% to 5/15/25, FRN thereafter, Perpetual	United States	15,000,000	15,356,250
sub. bond, 4.125%, 7/25/28	United States	10,000,000	10,277,380
Compass Bank, sub. note, 3.875%, 4/10/25	United States	15,000,000	14,631,540
JPMorgan Chase & Co.,
[d] junior sub. bond, I, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	10,000,000	10,320,000
[d] junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	13,000,000	12,711,556
senior note, 2.295%, 8/15/21.	United States	15,000,000	15,021,525
[c] Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	7,100,000	7,969,345
[c] Mizuho Bank Ltd., senior note, 144A, 2.45%, 4/16/19	Japan	12,000,000	12,154,572
Morgan Stanley,
[d] junior sub. bond, 5.55% to 7/15/20, FRN thereafter, Perpetual	United States	10,900,000	11,172,500
senior note, 2.50%, 4/21/21	United States	15,000,000	15,124,215
senior sub. bond, 4.35%, 9/08/26.	United States	15,000,000	15,964,290
Navient Corp., senior note, 6.125%, 3/25/24.	United States	15,000,000	13,800,000
[c] Nippon Life Insurance Co., sub. bond, 144A, 5.10% to 10/16/24, FRN thereafter,
10/16/44.	Japan	15,000,000	16,447,875
[d] PNC Financial Services Group Inc., junior sub. note, 4.85% to 6/01/23, FRN
thereafter, Perpetual	United States	12,000,000	11,880,000
Prudential Financial Inc.,
3.50%, 5/15/24	United States	10,000,000	10,502,930
junior sub. note, 5.875%, 9/15/42	United States	5,000,000	5,481,250
Royal Bank of Scotland Group PLC,
sub. note, 6.125%, 12/15/22	United Kingdom	4,000,000	4,230,740
sub. note, 5.125%, 5/28/24	United Kingdom	10,400,000	10,312,432
[d] Wells Fargo & Co., junior sub. bond, 5.875% to 6/15/25, FRN thereafter, Perpetual	United States	15,000,000	16,110,930
			280,597,400
Health Care 3.2%
Actavis Funding SCS, senior bond, 4.75%, 3/15/45	United States	12,000,000	12,649,224
[c] AMAG Pharmaceuticals Inc., senior note, 144A, 7.875%, 9/01/23	United States	16,000,000	15,080,000
Baxalta Inc., senior note, 4.00%, 6/23/25	United States	11,900,000	12,482,505
Biogen Inc., senior note, 3.625%, 9/15/22	United States	10,000,000	10,673,540
Celgene Corp., senior bond, 4.00%, 8/15/23	United States	10,000,000	10,667,850
CHS/Community Health Systems Inc., senior note, 8.00%, 11/15/19	United States	10,000,000	8,750,000
Edwards Lifesciences Corp., senior note, 2.875%, 10/15/18	United States	10,000,000	10,229,450
HCA Inc., senior secured note, first lien, 5.00%, 3/15/24	United States	12,000,000	12,570,000

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Annual Report

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Balanced Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Health Care (continued)
[c] Valeant Pharmaceuticals International Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	$6,300,000	$4,866,750
senior note, 144A, 5.875%, 5/15/23	United States	8,300,000	6,432,500
			104,401,819
Industrials 1.1%
[c] Air Canada 2013-1A Pass Through Trust, first lien, 144A, 4.125%, 11/15/26	Canada	6,165,349	6,527,563
[d] General Electric Co., junior sub. bond, 5.00% to 1/21/21, FRN thereafter, Perpetual	United States	9,876,000	10,474,980
Lockheed Martin Corp., senior bond, 3.55%, 1/15/26	United States	15,000,000	15,917,190
United Rentals North America Inc., senior bond, 5.875%, 9/15/26.	United States	4,300,000	4,401,480
			37,321,213
Information Technology 1.9%
[c] Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
senior note, 144A, 5.875%, 6/15/21	United States	2,700,000	2,833,852
senior note, 144A, 7.125%, 6/15/24	United States	2,700,000	2,960,596
senior secured note, first lien, 144A, 4.42%, 6/15/21	United States	18,000,000	18,839,592
[c] Microsemi Corp., senior note, 144A, 9.125%, 4/15/23	United States	5,500,000	6,366,250
Oracle Corp., senior note, 2.50%, 10/15/22	United States	10,000,000	10,175,480
[c] Western Digital Corp., senior secured note, 144A, 7.375%, 4/01/23	United States	20,000,000	21,950,000
			63,125,770
Materials 0.9%
Crown Americas LLC/Crown Americas Capital Corp. IV, senior bond, 4.50%, 1/15/23 .	United States	5,000,000	5,150,000
[c] FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A, 9.75%, 3/01/22 .	Australia	12,500,000	14,610,063
Freeport-McMoRan Inc., senior bond, 3.875%, 3/15/23	United States	7,000,000	6,405,000
Reliance Steel & Aluminum Co., senior note, 4.50%, 4/15/23	United States	4,000,000	4,108,064
			30,273,127
Real Estate 2.1%
HCP Inc., senior bond, 3.875%, 8/15/24	United States	21,700,000	22,318,493
Healthcare Trust of America Holdings LP, senior note, 3.375%, 7/15/21	United States	10,000,000	10,312,750
Prologis LP, senior note, 4.25%, 8/15/23	United States	12,000,000	13,184,352
Realty Income Corp., senior bond, 3.875%, 7/15/24	United States	15,000,000	15,886,755
Senior Housing Properties Trust, senior note, 6.75%, 12/15/21.	United States	7,000,000	7,994,714
			69,697,064
Telecommunication Services 1.4%
AT&T Inc., senior note, 3.95%, 1/15/25	United States	11,700,000	12,138,516
Sprint Corp., senior note, 7.625%, 2/15/25	United States	10,000,000	9,646,880
Telefonica Emisiones SAU, senior note, 4.57%, 4/27/23.	Spain	10,000,000	10,993,350
Verizon Communications Inc., senior bond, 6.55%, 9/15/43	United States	11,000,000	14,478,222
			47,256,968
Utilities 2.4%
Alabama Power Co., senior note, 2.80%, 4/01/25	United States	7,000,000	7,172,781
[c,f] Calpine Corp., senior secured bond, 144A, 5.25%, 6/01/26	United States	15,000,000	15,262,500
[c,d] EDF SA, sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	10,000,000	9,944,250
[c] Enogex LLC, senior note, 144A, 6.25%, 3/15/20	United States	5,000,000	5,402,790
[c] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	10,000,000	8,525,000
Kinder Morgan Energy Partners LP, senior note, 4.30%, 5/01/24	United States	12,900,000	13,360,040
PSEG Power LLC, senior note, 3.00%, 6/15/21.	United States	20,000,000	20,485,580
			80,152,941
Total Corporate Bonds (Cost $1,025,969,670)			1,065,207,681

42 Annual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Balanced Fund (continued)
		Number of
		Contracts	Value
Options Purchased (Cost $12,854,000) 0.4%
Puts - Exchange-Traded
Financials 0.4%
S&P 500 Index, November Strike Price $2150, Expires 11/18/16		3,000	$12,900,000
Total Investments before Short Term Investments
(Cost $3,009,146,485)			3,170,579,741

	Country	Shares
Short Term Investments (Cost $120,863,963) 3.7%
Money Market Funds 3.7%
[g,h] Institutional Fiduciary Trust Money Market Portfolio	United States	120,863,963	120,863,963
Total Investments (Cost $3,130,010,448) 99.6%.			3,291,443,704
Options Written (0.1)%			(3,151,230)
Other Assets, less Liabilities 0.5%			17,102,444
Net Assets 100.0%			$3,305,394,918

		Number of
		Contracts
[i] Options Written (0.1)%
Calls - Exchange-Traded
Consumer Discretionary (0.0)%†
Nordstrom Inc., December Strike Price $60, Expires 12/16/16		5,000	(300,000)
Target Corp., December Strike Price $72.50, Expires 12/16/16		4,000	(248,000)
			(548,000)
Consumer Staples (0.0)%†
Anheuser-Busch InBev SA/NV, December Strike Price $130, Expires 12/16/16.		2,000	(48,000)
Diageo PLC, December Strike Price $115, Expires 12/16/16		1,978	(69,230)
Philip Morris International Inc., December Strike Price $100, Expires 12/16/16		3,000	(210,000)
			(327,230)
Energy (0.0)%†
Chevron Corp., December Strike Price $105, Expires 12/16/16.		2,500	(575,000)
Financials (0.0)%†
BlackRock Inc., December Strike Price $360, Expires 12/16/16		1,000	(240,000)
The Charles Schwab Corp., December Strike Price $33, Expires 12/16/16.		4,000	(312,000)
JPMorgan Chase & Co., December Strike Price $72.50, Expires 12/16/16		4,000	(172,000)
			(724,000)
Information Technology (0.1)%
Analog Devices Inc., November Strike Price $65, Expires 11/18/16		3,000	(312,000)
Intel Corp., December Strike Price $37, Expires 12/16/16		2,500	(40,000)
Microsoft Corp., December Strike Price $62.50, Expires 12/16/16		5,000	(195,000)
QUALCOMM Inc., December Strike price $72.50, Expires 12/16/16		2,500	(290,000)
Texas Instruments Inc., December Strike Price $75, Expires 12/16/16		4,000	(140,000)
			(977,000)
Total Options Written (Premiums received $2,871,309)			$(3,151,230)

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Annual Report

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Balanced Fund (continued)

See Abbreviations on page 93.

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aA portion or all of the security is held in connection with written option contracts open at year end.
bSee Note 1(g) regarding equity-linked securities.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
October 31, 2016, the aggregate value of these securities was $509,307,387, representing 15.4% of net assets.
dPerpetual security with no stated maturity date.
eThe coupon rate shown represents the rate at period end.
fAt October 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading this security at year end.
gNon-income producing.
hSee Note 3(f) regarding investments in affiliated management investment companies.
iSee Note 1(e) regarding written options.

44 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Convertible Securities Fund
		Year Ended October 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.00	$18.97	$17.82	$14.93	$14.37
Income from investment operations[a]:
Net investment income[b]	0.25	0.24	0.23	0.37	0.41
Net realized and unrealized gains (losses)	0.85	(0.14)	1.32	2.99	0.67
Total from investment operations	1.10	0.10	1.55	3.36	1.08
Less distributions from:
Net investment income	(0.50)	(0.39)	(0.33)	(0.47)	(0.52)
Net realized gains	(0.36)	(0.68)	(0.07)	—	—
Total distributions	(0.86)	(1.07)	(0.40)	(0.47)	(0.52)
Net asset value, end of year.	$18.24	$18.00	$18.97	$17.82	$14.93

Total return[c]	6.41%	0.66%	8.85%	22.92%	7.66%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.86%	0.86%	0.88%	0.88%	0.90%
Expenses net of waiver and payments by affiliates	0.85%[d]	0.86%[d,e]	0.88%[d,e]	0.88%[d]	0.90%
Net investment income	1.44%	1.33%	1.23%	2.25%	2.84%

Supplemental data
Net assets, end of year (000’s)	$768,553	$818,082	$921,134	$844,498	$602,804
Portfolio turnover rate	28.03%	17.30%	23.05%	34.69%	12.82%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)
		Year Ended October 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.75	$18.73	$17.60	$14.75	$14.21
Income from investment operations[a]:
Net investment income[b]	0.12	0.11	0.09	0.24	0.30
Net realized and unrealized gains (losses)	0.84	(0.16)	1.31	2.97	0.65
Total from investment operations	0.96	(0.05)	1.40	3.21	0.95
Less distributions from:
Net investment income	(0.37)	(0.25)	(0.20)	(0.36)	(0.41)
Net realized gains	(0.36)	(0.68)	(0.07)	—	—
Total distributions	(0.73)	(0.93)	(0.27)	(0.36)	(0.41)
Net asset value, end of year.	$17.98	$17.75	$18.73	$17.60	$14.75

Total return[c]	5.65%	(0.15)%	8.01%	22.11%	6.79%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.61%	1.61%	1.63%	1.63%	1.65%
Expenses net of waiver and payments by affiliates	1.60%[d]	1.61%[d,e]	1.63%[d,e]	1.63%[d]	1.65%
Net investment income	0.69%	0.58%	0.48%	1.50%	2.09%

Supplemental data
Net assets, end of year (000’s)	$293,038	$311,951	$333,034	$273,132	$211,630
Portfolio turnover rate	28.03%	17.30%	23.05%	34.69%	12.82%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

46 Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN INVESTORS SECURITIES TRUST
	FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)
	Year Ended October 31,
	2016	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.09	$18.99	$19.21
Income from investment operations[b]:
Net investment income[c]	0.33	0.30	0.19
Net realized and unrealized gains (losses)	0.84	(0.14)	(0.17)
Total from investment operations.	1.17	0.16	0.02
Less distributions from:
Net investment income	(0.57)	(0.38)	(0.24)
Net realized gains	(0.36)	(0.68)	—
Total distributions	(0.93)	(1.06)	(0.24)
Net asset value, end of year	$18.33	$18.09	$18.99

Total return[d]	6.78%	0.99%	0.11%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.50%	0.50%	0.51%
Expenses net of waiver and payments by affiliates[f]	0.49%	0.50%[g]	0.51%[g]
Net investment income.	1.80%	1.69%	1.60%

Supplemental data
Net assets, end of year (000’s)	$7,154	$5	$3,093
Portfolio turnover rate	28.03%	17.30%	23.05%

aFor the period March 4, 2014 (effective date) to October 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 47

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)
		Year Ended October 31,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.00	$18.98	$17.83	$14.94	$14.38
Income from investment operations[a]:
Net investment income[b]	0.30	0.29	0.28	0.41	0.45
Net realized and unrealized gains (losses)	0.85	(0.15)	1.32	2.99	0.66
Total from investment operations	1.15	0.14	1.60	3.40	1.11
Less distributions from:
Net investment income	(0.55)	(0.44)	(0.38)	(0.51)	(0.55)
Net realized gains	(0.36)	(0.68)	(0.07)	—	—
Total distributions	(0.91)	(1.12)	(0.45)	(0.51)	(0.55)
Net asset value, end of year.	$18.24	$18.00	$18.98	$17.83	$14.94

Total return	6.68%	0.87%	9.13%	23.21%	7.93%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.61%	0.61%	0.63%	0.63%	0.65%
Expenses net of waiver and payments by affiliates	0.60%[c]	0.61%[c,d]	0.63%[c,d]	0.63%[c]	0.65%
Net investment income	1.69%	1.58%	1.48%	2.50%	3.09%

Supplemental data
Net assets, end of year (000’s)	$1,080,346	$899,441	$877,190	$387,528	$196,765
Portfolio turnover rate	28.03%	17.30%	23.05%	34.69%	12.82%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

48 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2016
Franklin Convertible Securities Fund
	Country	Shares	Value

Common Stocks 2.3%
Consumer Discretionary 0.9%
Newell Brands Inc	United States	403,856	$19,393,165
Utilities 1.4%
Dominion Resources Inc	United States	410,049	30,835,685
Total Common Stocks (Cost $45,673,673)			50,228,850

Convertible Preferred Stocks 24.0%
Consumer Staples 4.3%
Post Holdings Inc., 2.50%, cvt. pfd	United States	231,200	33,596,250
Post Holdings Inc., 5.25%, cvt. pfd	United States	95,200	12,811,540
Tyson Foods Inc., 4.75%, cvt. pfd	United States	600,000	46,242,000
			92,649,790
Energy 1.2%
McDermott International Inc., 6.25%, cvt. pfd	United States	960,000	17,913,600
[a] Sanchez Energy Corp., 6.50%, cvt. pfd., B.	United States	236,000	6,787,100
			24,700,700
Financials 1.1%
Wintrust Financial Corp., 5.00%, cvt. pfd	United States	17,800	24,312,575
Health Care 3.1%
Allergan PLC, 5.50%, cvt. pfd	United States	45,500	34,989,500
Teva Pharmaceutical Industries Ltd., 7.00%, cvt. pfd	Israel	42,500	32,215,000
			67,204,500
Industrials 4.4%
Arconic Inc., 5.375%, cvt. pfd	United States	750,000	23,175,000
Stanley Black & Decker Inc., 6.25%, cvt. pfd	United States	389,900	45,649,492
Stericycle Inc., 5.25%, cvt. pfd	United States	380,000	25,638,600
			94,463,092
Information Technology 2.2%
[b] Mandatory Exchangeable Trust, 5.75%, cvt. pfd., 144A	China	375,000	46,895,625
Telecommunication Services 3.3%
Frontier Communications Corp., 11.125%, cvt. pfd	United States	267,060	22,302,181
T-Mobile U.S. Inc., 5.50%, cvt. pfd	United States	600,000	49,590,000
			71,892,181
Utilities 4.4%
Black Hills Corp., 7.75%, cvt. pfd	United States	606,000	41,486,760
Dominion Resources Inc., 6.375%, cvt. pfd., A	United States	185,200	9,302,596
Exelon Corp., 6.50%, cvt. pfd	United States	500,000	23,850,000
Great Plains Energy Inc., 7.00%, cvt. pfd	United States	370,000	19,606,300
			94,245,656
Total Convertible Preferred Stocks (Cost $499,158,223)			516,364,119

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Annual Report

49

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Convertible Securities Fund (continued)
		Principal
	Country	Amount*	Value

Convertible Bonds 68.9%
Consumer Discretionary 12.9%
Ctrip.com International Ltd.,
cvt., senior note, 1.25%, 10/15/18	China	$19,200,000	$24,216,768
[b] cvt., senior note, 144A, 1.25%, 9/15/22	China	20,000,000	19,750,000
[b] Dish Network Corp., cvt., senior bond, 144A, 3.375%, 8/15/26	United States	41,250,000	47,463,281
[b] GNC Holdings Inc., cvt., senior note, 144A, 1.50%, 8/15/20	United States	5,000,000	3,911,375
[b] Liberty Interactive LLC, cvt., senior bond, 144A, 1.75%, 9/30/46	United States	37,000,000	37,244,940
Liberty Media Corp.,
[b] cvt., senior bond, 144A, 2.25%, 9/30/46	United States	39,000,000	40,291,875
cvt., senior note, 1.375%, 10/15/23	United States	21,200,000	21,796,250
The Priceline Group Inc., cvt., senior note, 0.35%, 6/15/20	United States	35,000,000	45,018,750
Shutterfly Inc., cvt., 0.25%, 5/15/18	United States	37,465,000	37,675,741
			277,368,980
Energy 0.3%
Cobalt International Energy Inc., cvt., senior bond, 3.125%, 5/15/24	United States	20,000,000	6,750,000
Health Care 11.7%
BioMarin Pharmaceutical Inc., cvt., senior sub. note, 1.50%, 10/15/20.	United States	28,200,000	32,994,000
Brookdale Senior Living Inc., cvt., senior note, 2.75%, 6/15/18	United States	26,200,000	25,594,125
Depomed Inc., cvt., senior note, 2.50%, 9/01/21	United States	16,000,000	21,270,000
Fluidigm Corp., cvt., senior bond, 2.75%, 2/01/34	United States	14,418,000	9,056,306
Illumina Inc., cvt., senior note, 0.50%, 6/15/21	United States	33,000,000	33,144,375
Impax Laboratories Inc., cvt., senior note, 2.00%, 6/15/22	United States	45,000,000	39,262,500
Jazz Investments I Ltd., cvt., senior note, 1.875%, 8/15/21.	United States	35,000,000	34,868,750
[b] Novavax Inc., cvt., senior note, 144A, 3.75%, 2/01/23	United States	34,000,000	15,801,296
[b] Nuvasive Inc., cvt., senior note, 144A, 2.25%, 3/15/21.	United States	12,000,000	14,280,000
Pacira Pharmaceuticals Inc., cvt., senior note, 3.25%, 2/01/19	United States	5,880,000	8,371,650
Spectranetics Corp., cvt., senior note, 2.625%, 6/01/34	United States	17,000,000	16,723,750
			251,366,752
Industrials 0.9%
The KEYW Holding Corp., cvt., senior note, 2.50%, 7/15/19.	United States	20,000,000	19,162,500
Information Technology 39.4%
[b] Blackhawk Network Holdings Inc., senior note, cvt., 144A, 1.50%, 1/15/22	United States	42,700,000	43,207,063
Bottomline Technologies (de) Inc., cvt., senior note, 1.50%, 12/01/17	United States	21,400,000	21,814,625
Electronics for Imaging Inc., cvt., senior note, 0.75%, 9/01/19	United States	22,000,000	23,320,000
[b] Inphi Corp., cvt., senior note, 144A, 0.75%, 9/01/21	United States	9,600,000	9,594,000
[b] Integrated Device Technology Inc., cvt., senior note, 144A, 0.875%, 11/15/22	United States	4,700,000	4,573,688
Intel Corp.,
cvt., junior sub. bond, 3.25%, 8/01/39.	United States	8,000,000	13,730,040
[b] cvt., junior sub. bond, 144A, 2.95%, 12/15/35	United States	19,000,000	24,759,375
cvt., junior sub. deb., 2.95%, 12/15/35	United States	2,000,000	2,606,250
Mercadolibre Inc., cvt., 2.25%, 7/01/19	Argentina	5,000,000	7,265,625
Microchip Technology Inc., cvt., senior sub. bond, 1.625%, 2/15/25.	United States	40,000,000	49,850,000
Micron Technology Inc.,
cvt., senior bond, 2.125%, 2/15/33.	United States	11,800,000	20,244,375
cvt., senior bond, G, 3.00%, 11/15/43	United States	20,000,000	17,737,500
NetSuite Inc., cvt., senior note, 0.25%, 6/01/18.	United States	36,300,000	38,160,375
Novellus Systems Inc., cvt., senior note, 2.625%, 5/15/41	United States	17,600,000	50,193,000
NXP Semiconductors NV, senior note, cvt., 1.00%, 12/01/19	Netherlands	35,000,000	40,337,500
Palo Alto Networks Inc., cvt., zero cpn., 7/01/19	United States	28,750,000	42,675,781

50 Annual Report

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Convertible Securities Fund (continued)
		Principal
	Country	Amount*	Value

Convertible Bonds (continued)
Information Technology (continued)
Proofpoint Inc.,
cvt., 0.75%, 6/15/20	United States	$12,500,000	$15,046,875
cvt., senior note, 1.25%, 12/15/18	United States	16,375,000	33,138,906
Red Hat Inc., cvt., senior note, 0.25%, 10/01/19	United States	29,250,000	36,361,406
Salesforce.com Inc., cvt., senior note, 0.25%, 4/01/18	United States	35,200,000	43,406,000
ServiceNow Inc., cvt., zero cpn., 11/01/18	United States	35,500,000	46,482,812
Take-Two Interactive Software Inc., cvt., senior note, 1.00%, 7/01/18	United States	16,400,000	33,907,000
Trulia Inc., cvt., 2.75%, 12/15/20	United States	32,000,000	47,720,000
Twitter Inc., cvt., senior note, 1.00%, 9/15/21	United States	35,000,000	32,396,875
VeriSign Inc., cvt., junior sub. bond, 3.25%, 8/15/37	United States	11,000,000	27,094,375
Viavi Solutions Inc., cvt., senior bond, 0.625%, 8/15/33	United States	39,900,000	39,850,125
Workday Inc., cvt., senior note, 1.50%, 7/15/20	United States	9,166,500	11,509,687
Xilinx Inc., cvt., senior note, 2.625%, 6/15/17	United States	19,270,000	34,011,550
Yahoo! Inc., cvt., zero cpn., 12/01/18	United States	35,100,000	35,692,313
			846,687,121
Materials 2.0%
B2Gold Corp., cvt., senior sub. note, 3.25%, 10/01/18	Canada	13,900,000	14,873,000
Cemex SAB de CV, cvt., sub. note, 3.75%, 3/15/18	Mexico	24,000,000	28,035,000
			42,908,000
Real Estate 1.7%
Forest City Enterprises Inc.,
cvt., senior note, 4.25%, 8/15/18	United States	17,110,000	19,312,912
cvt., senior note, A, 3.625%, 8/15/20	United States	15,250,000	16,155,469
			35,468,381
Total Convertible Bonds (Cost $1,320,537,216)			1,479,711,734

		Shares

Escrows and Litigation Trusts (Cost $22,362) 0.0%
[c,d] Motors Liquidation Co., Escrow Account	United States	376,200	—
Total Investments before Short Term Investments
(Cost $1,865,391,474)			2,046,304,703

Short Term Investments (Cost $98,515,365) 4.6%
Money Market Funds 4.6%
[c,e] Institutional Fiduciary Trust Money Market Portfolio.	United States	98,515,365	98,515,365
Total Investments (Cost $1,963,906,839) 99.8%			2,144,820,068
Other Assets, less Liabilities 0.2%			4,271,323
Net Assets 100.0%			$2,149,091,391

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51

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Convertible Securities Fund (continued)

See Abbreviations on page 93.

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aAt October 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading this security at year end.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
October 31, 2016, the aggregate value of these securities was $307,772,518, representing 14.3% of net assets.
cNon-income producing.
dSecurity has been deemed illiquid because it may not be able to be sold within seven days.
eSee Note 3(f) regarding investments in affiliated management investment companies.

52 Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Equity Income Fund
		Year Ended October 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$22.99	$23.93	$22.16	$18.01	$16.58
Income from investment operations[a]:
Net investment income[b]	0.47	0.55	0.66 [c]	0.44	0.41
Net realized and unrealized gains (losses)	0.24	0.26	1.73	4.19	1.46
Total from investment operations	0.71	0.81	2.39	4.63	1.87
Less distributions from:
Net investment income	(0.60)	(0.69)	(0.50)	(0.48)	(0.44)
Net realized gains	(0.60)	(1.06)	(0.12)	—	—
Total distributions	(1.20)	(1.75)	(0.62)	(0.48)	(0.44)
Net asset value, end of year.	$22.50	$22.99	$23.93	$22.16	$18.01

Total return[d]	3.31%	3.72%	10.99%	26.07%	11.43%

Ratios to average net assets
Expenses	0.87%[e,f]	0.86%[e,f]	0.87%[e,f]	0.91%[f]	0.95%
Net investment income	2.13%	2.37%	2.87%[c]	2.19%	2.36%

Supplemental data
Net assets, end of year (000’s)	$1,700,712	$1,790,392	$1,762,318	$1,637,089	$1,305,791
Portfolio turnover rate	50.05%	34.09%	20.15%	33.18%	19.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.15%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 53

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)
		Year Ended October 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$22.85	$23.79	$22.04	$17.91	$16.50
Income from investment operations[a]:
Net investment income[b]	0.30	0.37	0.49 [c]	0.28	0.28
Net realized and unrealized gains (losses)	0.23	0.27	1.71	4.18	1.45
Total from investment operations	0.53	0.64	2.20	4.46	1.73
Less distributions from:
Net investment income	(0.46)	(0.52)	(0.33)	(0.33)	(0.32)
Net realized gains	(0.60)	(1.06)	(0.12)	—	—
Total distributions	(1.06)	(1.58)	(0.45)	(0.33)	(0.32)
Net asset value, end of year.	$22.32	$22.85	$23.79	$22.04	$17.91

Total return[d]	2.51%	2.96%	10.14%	25.18%	10.56%

Ratios to average net assets
Expenses	1.62%[e,f]	1.61%[e,f]	1.62%[e,f]	1.66%[f]	1.70%
Net investment income	1.38%	1.62%	2.12%[c]	1.44%	1.61%

Supplemental data
Net assets, end of year (000’s)	$257,156	$250,347	$241,566	$208,325	$134,746
Portfolio turnover rate	50.05%	34.09%	20.15%	33.18%	19.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

54 Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)
		Year Ended October 31,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$22.99	$23.93	$22.17	$18.01	$16.58
Income from investment operations[a]:
Net investment income[b]	0.41	0.50	0.61 [c]	0.39	0.37
Net realized and unrealized gains (losses)	0.24	0.25	1.72	4.20	1.46
Total from investment operations	0.65	0.75	2.33	4.59	1.83
Less distributions from:
Net investment income	(0.55)	(0.63)	(0.45)	(0.43)	(0.40)
Net realized gains	(0.60)	(1.06)	(0.12)	—	—
Total distributions	(1.15)	(1.69)	(0.57)	(0.43)	(0.40)
Net asset value, end of year.	$22.49	$22.99	$23.93	$22.17	$18.01

Total return	3.05%	3.45%	10.67%	25.81%	11.16%

Ratios to average net assets
Expenses	1.11%[d,e]	1.11%[d,e]	1.12%[d,e]	1.16%[e]	1.20%
Net investment income	1.89%	2.12%	2.62%[c]	1.94%	2.11%

Supplemental data
Net assets, end of year (000’s)	$6,395	$6,265	$7,305	$5,844	$4,940
Portfolio turnover rate	50.05%	34.09%	20.15%	33.18%	19.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.90%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 55

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)
		Year Ended October 31,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$23.01	$23.95	$22.18	$20.00
Income from investment operations[b]:
Net investment income[c]	0.43	0.63	0.75 [d]	0.26
Net realized and unrealized gains (losses)	0.37	0.27	1.73	2.18
Total from investment operations	0.80	0.90	2.48	2.44
Less distributions from:
Net investment income.	(0.67)	(0.78)	(0.59)	(0.26)
Net realized gains	(0.60)	(1.06)	(0.12)	—
Total distributions	(1.27)	(1.84)	(0.71)	(0.26)
Net asset value, end of year	$22.54	$23.01	$23.95	$22.18

Total return[e]	3.72%	4.10%	11.38%	12.30%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.49%	2.89%	1.78%	2.16%
Expenses net of waiver and payments by affiliates[g]	0.49%[h]	0.48%	0.50%	0.51%
Net investment income	2.51%	2.75%	3.24%[d]	2.59%

Supplemental data
Net assets, end of year (000’s)	$10,537	$6	$6	$6
Portfolio turnover rate	50.05%	34.09%	20.15%	33.18%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.51%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

56 Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)
		Year Ended October 31,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$23.02	$23.96	$22.19	$18.02	$16.59
Income from investment operations[a]:
Net investment income[b]	0.45	0.60	0.71 [c]	0.48	0.45
Net realized and unrealized gains (losses)	0.31	0.27	1.74	4.22	1.46
Total from investment operations	0.76	0.87	2.45	4.70	1.91
Less distributions from:
Net investment income	(0.65)	(0.75)	(0.56)	(0.53)	(0.48)
Net realized gains	(0.60)	(1.06)	(0.12)	—	—
Total distributions	(1.25)	(1.81)	(0.68)	(0.53)	(0.48)
Net asset value, end of year.	$22.53	$23.02	$23.96	$22.19	$18.02

Total return	3.53%	3.98%	11.25%	26.48%	11.69%

Ratios to average net assets
Expenses	0.62%[d,e]	0.61%[d,e]	0.62%[d,e]	0.66%[e]	0.70%
Net investment income	2.38%	2.62%	3.12%[c]	2.44%	2.61%

Supplemental data
Net assets, end of year (000’s)	$80,422	$34,577	$30,166	$17,534	$10,527
Portfolio turnover rate	50.05%	34.09%	20.15%	33.18%	19.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.40%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 57

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2016
Franklin Equity Income Fund
	Country	Shares	Value

Common Stocks 85.3%
Consumer Discretionary 6.3%
Ford Motor Co	United States	1,456,700	$17,101,658
Lowe’s Cos. Inc	United States	440,000	29,326,000
Mattel Inc	United States	675,000	21,282,750
Newell Brands Inc	United States	460,000	22,089,200
Target Corp	United States	582,900	40,062,717
			129,862,325
Consumer Staples 10.2%
Anheuser-Busch InBev SA/NV, ADR	Belgium	224,100	25,881,309
CVS Health Corp	United States	406,000	34,144,600
Kimberly-Clark Corp	United States	184,000	21,051,440
The Kraft Heinz Co	United States	491,100	43,683,345
PepsiCo Inc	United States	505,500	54,189,600
Reynolds American Inc	United States	561,500	30,927,420
			209,877,714
Energy 8.7%
Anadarko Petroleum Corp	United States	193,200	11,483,808
BP PLC, ADR.	United Kingdom	355,000	12,620,250
Chevron Corp	United States	502,800	52,668,300
ConocoPhillips	United States	310,000	13,469,500
Exxon Mobil Corp	United States	367,234	30,597,937
Royal Dutch Shell PLC, A, ADR	United Kingdom	243,900	12,148,659
Schlumberger Ltd	United States	283,000	22,139,090
Suncor Energy Inc	Canada	775,000	23,265,500
			178,393,044
Financials 15.8%
Arthur J. Gallagher & Co	United States	669,300	32,280,339
BB&T Corp	United States	620,000	24,304,000
BlackRock Inc	United States	118,000	40,266,320
JPMorgan Chase & Co	United States	1,030,300	71,358,578
Morgan Stanley	United States	956,000	32,092,920
T. Rowe Price Group Inc	United States	350,500	22,435,505
U.S. Bancorp	United States	1,076,800	48,197,568
Wells Fargo & Co	United States	1,145,000	52,681,450
			323,616,680
Health Care 7.2%
AstraZeneca PLC, ADR	United Kingdom	650,000	18,408,000
Eli Lilly & Co	United States	525,400	38,795,536
Johnson & Johnson	United States	144,000	16,702,560
Medtronic PLC	United States	493,000	40,435,860
Pfizer Inc	United States	1,044,300	33,114,753
			147,456,709
Industrials 14.7%
Deere & Co	United States	217,500	19,205,250
General Electric Co	United States	1,770,500	51,521,550
Illinois Tool Works Inc	United States	302,700	34,377,639
Lockheed Martin Corp	United States	166,100	40,923,718
Nielsen Holdings PLC	United States	449,600	20,240,992
Raytheon Co	United States	293,500	40,095,035
Republic Services Inc	United States	643,500	33,867,405
United Parcel Service Inc., B	United States	266,600	28,728,816

58 Annual Report

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Equity Income Fund (continued)
	Country	Shares	Value

Common Stocks (continued)
Industrials (continued)
United Technologies Corp	United States	329,700	$33,695,340
			302,655,745
Information Technology 13.1%
Apple Inc	United States	340,500	38,660,370
Broadcom Ltd	Singapore	42,000	7,151,760
Cisco Systems Inc	United States	1,590,333	48,791,416
Intel Corp	United States	586,518	20,451,883
Microsoft Corp	United States	1,348,100	80,778,152
Oracle Corp	United States	838,000	32,195,960
Texas Instruments Inc	United States	583,000	41,305,550
			269,335,091
Materials 3.7%
BASF SE	Germany	336,500	29,659,546
The Dow Chemical Co	United States	305,400	16,433,574
International Paper Co	United States	682,600	30,737,478
			76,830,598
Real Estate 1.1%
Host Hotels & Resorts Inc	United States	1,483,000	22,956,840
Telecommunication Services 1.6%
Rogers Communications Inc., B	Canada	362,700	14,591,421
Verizon Communications Inc	United States	388,000	18,662,800
			33,254,221
Utilities 2.9%
Dominion Resources Inc	United States	421,100	31,666,720
Xcel Energy Inc	United States	673,500	27,983,925
			59,650,645
Total Common Stocks (Cost $1,398,427,171)			1,753,889,612

[a] Equity-Linked Securities 6.8%
Energy 1.5%
[b] JPMorgan Chase & Co. into Anadarko Petroleum Corp., 9.00%, 144A	United States	272,000	15,562,779
[b] JPMorgan Chase & Co. into Schlumberger Ltd., 7.00%, 144A	United States	205,000	16,032,312
			31,595,091
Financials 1.5%
[b] The Goldman Sachs Group Inc. into The Charles Schwab Corp., 7.00%, 144A	United States	1,000,000	31,205,400
Health Care 1.0%
[b] Merrill Lynch International & Co. CV into Gilead Sciences Inc., 7.25%, 144A	United States	284,000	21,140,250
Information Technology 2.8%
[b] Barclays Bank PLC into Broadcom Ltd., 9.00%, 144A	Singapore	160,000	26,034,400
[b] UBS AG into Intel Corp., 7.00%, 144A	United States	845,000	30,231,650
			56,266,050
Total Equity-Linked Securities (Cost $135,957,020)			140,206,791

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Annual Report

59

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Equity Income Fund (continued)
	Country	Shares	Value
Convertible Preferred Stocks 5.1%
Health Care 1.8%
Allergan PLC, 5.50%, cvt. pfd	United States	41,700	$32,067,300
Teva Pharmaceutical Industries Ltd., 7.00%, cvt. pfd	Israel	5,900	4,472,200
			36,539,500
Industrials 1.6%
Stanley Black & Decker Inc., 6.25%, cvt. pfd	United States	279,000	32,665,320
Utilities 1.7%
NextEra Energy Inc., 6.371%, cvt. pfd	United States	575,000	35,092,250
Total Convertible Preferred Stocks (Cost $105,915,193)			104,297,070
Total Investments before Short Term Investments
(Cost $1,640,299,384)			1,998,393,473

Short Term Investments (Cost $50,191,472) 2.5%
Money Market Funds 2.5%
[c,d] Institutional Fiduciary Trust Money Market Portfolio.	United States	50,191,472	50,191,472
Total Investments (Cost $1,690,490,856) 99.7%			2,048,584,945
Other Assets, less Liabilities 0.3%			6,636,216
Net Assets 100.0%			$2,055,221,161

See Abbreviations on page 93.

aSee Note 1(g) regarding equity-linked securities.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
October 31, 2016, the aggregate value of these securities was $140,206,791, representing 6.8% of net assets.
cNon-income producing.
dSee Note 3(f) regarding investments in affiliated management investment companies.

60 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Real Return Fund
		Year Ended October 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.92	$10.66	$10.82	$10.94	$11.06
Income from investment operations[a]:
Net investment income[b]	0.12	0.05	0.14	0.15	0.17
Net realized and unrealized gains (losses)	0.15	(0.72)	(0.06)	(0.01)	0.01
Total from investment operations	0.27	(0.67)	0.08	0.14	0.18
Less distributions from:
Net investment income and net foreign currency gains	(0.09)	(0.07)	(0.24)	(0.26)	(0.30)
Tax return of capital.	(0.01)	—	—	—	—
Total distributions	(0.10)	(0.07)	(0.24)	(0.26)	(0.30)
Net asset value, end of year.	$10.09	$9.92	$10.66	$10.82	$10.94

Total return[c]	2.77%	(6.32)%	0.75%	1.34%	1.67%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.12%	1.10%	1.10%	1.08%	1.06%
Expenses net of waiver and payments by affiliates	0.90%[d]	0.90%[d]	0.90%[d]	0.90%[d]	0.90%
Net investment income	1.18%	0.43%	1.34%	1.35%	1.58%

Supplemental data
Net assets, end of year (000’s)	$161,541	$185,743	$248,313	$327,285	$411,419
Portfolio turnover rate	31.82%	26.57%	33.02%	27.91%	18.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 61

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)
		Year Ended October 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.82	$10.59	$10.76	$10.87	$11.00
Income from investment operations[a]:
Net investment income[b]	0.08	—[c]	0.10	0.10	0.13
Net realized and unrealized gains (losses)	0.16	(0.71)	(0.07)	0.01	—[c]
Total from investment operations	0.24	(0.71)	0.03	0.11	0.13
Less distributions from:
Net investment income and net foreign currency gains	(0.05)	(0.06)	(0.20)	(0.22)	(0.26)
Tax return of capital.	(0.01)	—	—	—	—
Total distributions	(0.06)	(0.06)	(0.20)	(0.22)	(0.26)
Net asset value, end of year.	$10.00	$9.82	$10.59	$10.76	$10.87

Total return[d]	2.44%	(6.70)%	0.22%	1.03%	1.22%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.52%	1.50%	1.50%	1.48%	1.46%
Expenses net of waiver and payments by affiliates	1.30%[e]	1.30%[e]	1.30%[e]	1.30%[e]	1.30%
Net investment income	0.78%	0.04%	0.94%	0.95%	1.18%

Supplemental data
Net assets, end of year (000’s)	$39,568	$48,084	$68,188	$83,666	$104,682
Portfolio turnover rate	31.82%	26.57%	33.02%	27.91%	18.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

62 Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN INVESTORS SECURITIES TRUST
		FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)
		Year Ended October 31,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.98	$10.68	$10.85	$11.01
Income from investment operations[b]:
Net investment income[c]	0.16	0.10	0.21	0.09
Net realized and unrealized gains (losses)	0.16	(0.72)	(0.10)	(0.10)
Total from investment operations	0.32	(0.62)	0.11	(0.01)
Less distributions from:
Net investment income and net foreign currency gains	(0.14)	(0.08)	(0.28)	(0.15)
Tax return of capital	(0.01)	—	—	—
Total distributions	(0.15)	(0.08)	(0.28)	(0.15)
Net asset value, end of year	$10.15	$9.98	$10.68	$10.85

Total return[d]	3.25%	(5.87)%	1.04%	(0.06)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.71%	0.71%	0.70%	2.43%
Expenses net of waiver and payments by affiliates[f]	0.50%	0.50%	0.52%	0.52%
Net investment income	1.58%	0.83%	1.72%	1.73%

Supplemental data
Net assets, end of year (000’s)	$5,326	$1,730	$2,034	$5
Portfolio turnover rate	31.82%	26.57%	33.02%	27.91%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 63

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)
		Year Ended October 31,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.96	$10.68	$10.85	$10.97	$11.08
Income from investment operations[a]:
Net investment income[b]	0.14	0.05	0.18	0.18	0.20
Net realized and unrealized gains (losses)	0.16	(0.70)	(0.08)	(0.01)	0.01
Total from investment operations	0.30	(0.65)	0.10	0.17	0.21
Less distributions from:
Net investment income and net foreign currency gains	(0.12)	(0.07)	(0.27)	(0.29)	(0.32)
Tax return of capital.	(0.01)	—	—	—	—
Total distributions	(0.13)	(0.07)	(0.27)	(0.29)	(0.32)
Net asset value, end of year.	$10.13	$9.96	$10.68	$10.85	$10.97

Total return	3.04%	(6.08)%	0.91%	1.60%	1.99%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.87%	0.85%	0.85%	0.83%	0.81%
Expenses net of waiver and payments by affiliates	0.65%[c]	0.65%[c]	0.65%[c]	0.65%[c]	0.65%
Net investment income	1.43%	0.68%	1.59%	1.60%	1.83%

Supplemental data
Net assets, end of year (000’s)	$35,215	$37,758	$65,958	$28,042	$35,362
Portfolio turnover rate	31.82%	26.57%	33.02%	27.91%	18.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

64 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2016
Franklin Real Return Fund
	Country	Shares	Value

Common Stocks 8.4%
Energy 5.4%
Anadarko Petroleum Corp	United States	23,700	$1,408,728
Canadian Natural Resources Ltd	Canada	33,700	1,068,627
Chevron Corp	United States	13,700	1,435,075
Exxon Mobil Corp	United States	15,277	1,272,880
Halliburton Co	United States	33,300	1,531,800
Noble Energy Inc	United States	27,400	944,478
Occidental Petroleum Corp	United States	18,200	1,326,962
Pioneer Natural Resources Co	United States	4,700	841,394
Royal Dutch Shell PLC, A, ADR	United Kingdom	19,800	986,238
Schlumberger Ltd	United States	20,850	1,631,095
[a] Weatherford International PLC	United States	119,400	575,508
			13,022,785
Materials 3.0%
Agrium Inc	Canada	8,800	808,016
BHP Billiton PLC, ADR	Australia	32,700	988,848
The Dow Chemical Co	United States	26,600	1,431,346
[a] Freeport-McMoRan Inc., B	United States	53,046	593,054
Goldcorp Inc	Canada	101,600	1,544,320
Nucor Corp	United States	21,000	1,025,850
Rio Tinto PLC, ADR	United Kingdom	27,700	965,345
			7,356,779
Total Common Stocks (Cost $21,881,836)			20,379,564

Management Investment Companies 9.0%
Diversified Financials 1.7%
[b] Franklin Lower Tier Floating Rate Fund	United States	280,073	2,909,964
[b] Franklin Middle Tier Floating Rate Fund	United States	105,222	1,058,531
			3,968,495
Real Estate 7.3%
SPDR Dow Jones REIT ETF	United States	193,000	17,728,980
Total Management Investment Companies
(Cost $13,170,253)			21,697,475

		Principal
		Amount*

Corporate Bonds 4.0%
Consumer Services 0.1%
MGM Resorts International, senior note, 7.75%, 3/15/22.	United States	200,000	231,938
Energy 1.4%
[c] Chesapeake Energy Corp., secured note, second lien, 144A, 8.00%,
12/15/22	United States	425,000	433,500
CONSOL Energy Inc.,
senior note, 5.875%, 4/15/22	United States	300,000	277,620
senior note, 8.00%, 4/01/23	United States	600,000	597,000
Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	1,000,000	1,095,000
Sabine Pass Liquefaction LLC, first lien, 5.625%, 2/01/21	United States	1,000,000	1,060,000
			3,463,120

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Real Return Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Health Care Equipment & Services 0.4%
HCA Inc., senior secured bond, first lien, 5.875%, 3/15/22.	United States	1,000,000	$1,102,500
Materials 0.3%
[c] Novelis Corp., senior bond, 144A, 5.875%, 9/30/26	United States	700,000	710,500
Media 0.6%
[c] Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%, 5/15/26	United States	300,000	306,750
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	1,000,000	1,055,000
			1,361,750
Pharmaceuticals, Biotechnology & Life Sciences 0.4%
[c] Valeant Pharmaceuticals International Inc., senior note, 144A, 7.50%,
7/15/21	United States	1,000,000	883,750
Telecommunication Services 0.8%
Intelsat Jackson Holdings SA, senior note, 7.25%, 10/15/20	Luxembourg	1,000,000	755,000
[c] Sprint Communications Inc., senior note, 144A, 7.00%, 3/01/20	United States	1,000,000	1,090,000
			1,845,000
Total Corporate Bonds (Cost $9,830,853)			9,598,558

[d,e] Senior Floating Rate Interests 2.5%
Automobiles & Components 0.1%
TI Group Automotive Systems LLC, Initial U.S. Term Loan, 4.50%, 6/25/22 .	United States	147,817	148,308
Capital Goods 0.0%†
[f] Harsco Corp., Initial Term Loan, 7.50%, 11/01/23	United States	29,373	29,740
Leidos (Abacus Innovations Corp.), B Term Loan, 3.284%, 8/16/23	United States	22,748	22,954
			52,694
Commercial & Professional Services 0.0%†
KAR Auction Services Inc., Tranche B-3 Term Loan, 4.375%, 3/09/23	United States	91,718	92,903
Consumer Services 0.0%†
Aristocrat Technologies Inc., Term B-1 Loans, 3.631%, 10/20/21	United States	17,873	17,978
Prime Security Services Borrower LLC, Term B-1 Loans, 4.75%, 5/02/22	United States	99,452	100,272
			118,250
Diversified Financials 0.0%†
First Eagle Investment Management, Initial Term Loans, 4.838%, 12/01/22 .	United States	46,568	46,509
Russell Investments US Institutional Holdco Inc., Initial Term Loan, 6.75%,
6/01/23	United States	35,087	35,219
			81,728
Energy 0.2%
[g] Bowie Resource Holdings LLC, First Lien Initial Term Loan, 6.75%,
8/16/20	United States	209,136	173,583
Fieldwood Energy LLC, Loans, 3.875%, 10/01/18.	United States	364,913	336,632
McDermott Finance LLC, Term Loan, 8.25% - 8.484%, 4/16/19	United States	10,119	10,221
			520,436
Health Care Equipment & Services 0.1%
Carestream Health Inc., Term Loan, 5.00%, 6/07/19	United States	68,970	64,303
Community Health Systems Inc., 2018 Term F Loans, 4.083%, 12/31/18	United States	186,558	182,793
			247,096
Household & Personal Products 0.0%†
[f] Spectrum Brands Inc., Term Loans, 5.00%, 6/23/22	United States	3,724	3,765

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Real Return Fund (continued)
		Principal
	Country	Amount*	Value

[d,e] Senior Floating Rate Interests (continued)
Materials 0.4%
The Chemours Co. LLC, Tranche B Term Loan, 3.75%, 5/12/22	United States	267,934	$265,521
Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	58,859	59,006
FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%,
6/30/19	Australia	385,639	385,820
[g] OCI Beaumont LLC, Term B-3 Loan, 7.75%, 8/20/19	United States	231,794	228,027
			938,374
Media 0.6%
[f] Altice U.S. Finance I Corp., 2016 Refinancing Term Loans, 5.50%, 1/01/25 .	United States	25,189	25,315
[f] AMC Entertainment Holdings Inc.,
2016 Incremental Term Loan, 5.25%, 12/15/23	United States	9,791	9,760
Initial Term Loans, 5.25%, 12/15/22.	United States	15,317	15,317
Charter Communications Operating LLC (CCO Safari), Term A Loan,
2.54%, 5/18/21	United States	136,500	135,903
CSC Holdings Inc. (Cablevision), 2016 Extended Term Loans, 3.876%,
10/11/24	United States	121,389	121,971
[f] Lions Gate Entertainment Corp., Term Loan A, 5.00%, 10/12/21	United States	67,950	67,270
[f] Live Nation Entertainment Inc., Term B-2 Loans, 5.00%, 10/31/23	United States	9,791	9,815
Radio One Inc., Term Loan B, 5.04%, 12/31/18	United States	938,494	940,841
UPC Financing Partnership, Facility AN, 4.08%, 8/31/24	Netherlands	30,895	31,092
			1,357,284
Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, 2015 Incremental
Term B Loans, 3.75%, 9/25/22	United States	244,519	244,481
Grifols Worldwide Operations USA Inc., U.S. Tranche B Term Loan, 3.46%,
2/27/21	United States	226,763	229,030
[f] RPI Finance Trust, Term A-2 Term Loan A, 4.75%, 10/14/20	United States	38,312	38,114
Valeant Pharmaceuticals International Inc.,
Series C-2 Tranche B Term Loan, 5.25%, 12/11/19	United States	75,737	75,793
Series D-2 Tranche B Term Loan, 5.00%, 2/13/19	United States	155,168	155,155
			742,573
Retailing 0.1%
Ascena Retail Group Inc., Tranche B Term Loan, 5.25%, 8/21/22	United States	230,352	225,073
Dollar Tree Inc., Term A-1 Loans, 2.25%, 7/06/20	United States	71,383	71,271
PetSmart Inc., Tranche B-2 Loans, 4.00%, 3/11/22	United States	49,622	49,777
			346,121
Semiconductors & Semiconductor Equipment 0.3%
Avago Technologies Cayman Finance Ltd., Term B-3 Loans, 3.535%,
2/01/23	Singapore	149,154	150,879
MACOM Technology Solutions Holdings Inc., Initial Term Loan, 4.628%,
5/07/21	United States	121,311	122,675
MKS Instruments Inc., Tranche B-1 Term Loans, 4.25%, 5/01/23	United States	57,239	57,859
ON Semiconductor Corp., 2016 Replacement Term Loans, 3.777%,
3/31/23	United States	313,121	315,302
			646,715
Software & Services 0.1%
[f] Global Payments Inc., Delayed Draw Term Loan (A-2), 4.75%, 10/31/21	United States	140,200	140,007
[f] Rackspace Hosting Inc., Term B Loan, 6.50%, 11/03/23	United States	48,955	49,300
			189,307

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67

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Real Return Fund (continued)
		Principal
	Country	Amount*			Value

[d,e] Senior Floating Rate Interests (continued)
Technology Hardware & Equipment 0.1%
Ciena Corp., Term Loan, 3.75%, 7/15/19	United States	32,432			$32,594
Dell International LLC, Term A-3 Loan, 2.54%, 12/31/18	United States	104,097			104,146
Western Digital Corp., Term Loan B-1, 4.50%, 4/29/23	United States	67,328			68,191
Zebra Technologies Corp., Refinancing Term Loan, 4.089%, 10/27/21	United States	55,216			55,860
					260,791
Telecommunication Services 0.0%†
Consolidated Communications Inc., Initial Term Loan, 4.00%, 10/05/23	United States	24,568			24,752
Global Tel*Link Corp., Term Loan, 5.00%, 5/23/20	United States	26,806			26,119
					50,871
Transportation 0.1%
Air Canada, Term Loan, 3.614%, 10/06/23	Canada	6,423			6,452
Navios Maritime Midstream Partners LP, Initial Term Loan, 5.50%, 6/18/20 .	Marshall Islands	85,921			84,418
Navios Maritime Partners LP, Initial Term Loan, 5.25%, 6/27/18	Marshall Islands	6,575			6,036
XPO Logistics Inc., Refinancing Term Loans, 4.25%, 10/30/21.	United States	123,302			124,273
					221,179
Utilities 0.1%
EFS Cogen Holdings I LLC (Linden), Term B Advance, 5.25%, 6/28/23.	United States	16,472			16,657
NRG Energy Inc., Term Loans, 3.50%, 6/30/23	United States	119,700			120,089
					136,746
Total Senior Floating Rate Interests (Cost $6,114,911)					6,155,141

Foreign Government and Agency Securities 13.2%
Government of Hungary,
[h] senior bond, Reg S, 3.875%, 2/24/20.	Hungary	180,000		EUR	221,810
senior note, 6.375%, 3/29/21	Hungary	620,000			717,433
[h] senior note, Reg S, 4.375%, 7/04/17	Hungary	150,000		EUR	169,710
[h] senior note, Reg S, 5.75%, 6/11/18	Hungary	435,000		EUR	521,334
Government of Indonesia, senior bond, FR53, 8.25%, 7/15/21	Indonesia	58,500,000,000		IDR	4,718,826
Government of Malaysia,
senior bond, 3.814%, 2/15/17	Malaysia	6,100,000		MYR	1,460,190
senior note, 3.58%, 9/28/18	Malaysia	18,000,000		MYR	4,349,135
Government of Mexico,
M, 4.75%, 6/14/18	Mexico	1,124,000	[i]	MXN	5,894,556
senior note, M, 5.00%, 6/15/17	Mexico	750,000	[i]	MXN	3,971,966
[d] Government of Poland,
FRN, 1.79%, 1/25/17	Poland	4,515,000		PLN	1,151,829
FRN, 1.79%, 1/25/21	Poland	9,388,000		PLN	2,358,309
Nota Do Tesouro Nacional,
10.00%, 1/01/21	Brazil	17,200	[j]	BRL	5,176,432
[k] Index Linked, 6.00%, 8/15/18	Brazil	1,270	[j]	BRL	1,167,148
Total Foreign Government and Agency Securities
(Cost $32,587,349)					31,878,678

U.S. Government and Agency Securities 55.6%
[l] U.S. Treasury Note,
Index Linked, 2.375%, 1/15/17	United States	3,582,810			3,607,467
Index Linked, 0.125%, 4/15/17	United States	39,233,569			39,326,788
Index Linked, 2.625%, 7/15/17	United States	15,106,624			15,538,960
Index Linked, 1.625%, 1/15/18	United States	33,339,058			34,313,358
Index Linked, 1.375%, 7/15/18	United States	971,677			1,011,556

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Real Return Fund (continued)
		Principal
	Country	Amount*	Value

U.S. Government and Agency Securities (continued)
[l] U.S. Treasury Note, (continued)
Index Linked, 2.125%, 1/15/19	United States	38,139,891	$40,545,832
Total U.S. Government and Agency Securities
(Cost $133,637,383)			134,343,961
Total Investments before Short Term Investments
(Cost $217,222,585)			224,053,377

Short Term Investments (Cost $15,773,046) 6.5%
Repurchase Agreements 6.5%
[m] Joint Repurchase Agreement, 0.309%, 11/01/16
(Maturity Value $15,773,182)
BNP Paribas Securities Corp. (Maturity Value $6,219,208)
Deutsche Bank Securities Inc. (Maturity Value $2,401,782)
HSBC Securities (USA) Inc. (Maturity Value $6,219,208)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $932,984)
Collateralized by U.S. Government Agency Securities, 0.00% -
2.375%, 4/28/17 - 9/10/21; and U.S. Treasury Note, 0.00% - 2.375%,
1/15/17 - 6/30/21 (valued at $16,097,382)	United States	15,773,046	15,773,046
Total Investments (Cost $232,995,631) 99.2%			239,826,423
Other Assets, less Liabilities 0.8%			1,823,916
Net Assets 100.0%.			$241,650,339

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 3(f) regarding investments in affiliated management investment companies.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
October 31, 2016, the aggregate value of these securities was $3,424,500, representing 1.4% of net assets.
dThe coupon rate shown represents the rate at period end.
eSee Note 1(h) regarding senior floating rate interests.
fSecurity purchased on a delayed delivery basis. See Note 1(d).
gAt October 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.
hSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2016, the aggregate value of these securities was $912,854, representing 0.4% of net assets.
iPrincipal amount is stated in 100 Mexican Peso Units.
jPrincipal amount is stated in 1,000 Brazilian Real Units.
kRedemption price at maturity is adjusted for inflation. See Note 1(j).
lPrincipal amount of security is adjusted for inflation. See Note 1(j).
mSee Note 1(c) regarding joint repurchase agreement.

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Real Return Fund (continued)

At October 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(e).
Forward Exchange Contracts
			Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Chilean Peso	DBAB Buy	328,810,000	$487,849	5/18/17	$7,599	$—
Euro	DBAB Sell	3,072,361	3,448,664	5/18/17	44,836	—
Euro	JPHQ Sell	1,150,100	1,276,369	5/18/17	2,189	—
Total Forward Exchange Contracts					$54,624	$—
Net unrealized appreciation (depreciation)					$54,624

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 93.

70 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN INVESTORS SECURITIES TRUST

Financial Statements

Statements of Assets and Liabilities
October 31, 2016

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,009,146,485	$1,865,391,474	$1,640,299,384	$213,413,710
Cost - Non-controlled affiliates (Note 3f)	120,863,963	98,515,365	50,191,472	3,808,875
Cost - Repurchase agreements	—	—	—	15,773,046
Total cost of investments	$3,130,010,448	$1,963,906,839	$1,690,490,856	$232,995,631
Value - Unaffiliated issuers	$3,170,579,741	$2,046,304,703	$1,998,393,473	$220,084,882
Value - Non-controlled affiliates (Note 3f)	120,863,963	98,515,365	50,191,472	3,968,495
Value - Repurchase agreements	—	—	—	15,773,046
Total value of investments	3,291,443,704	2,144,820,068	2,048,584,945	239,826,423
Cash	261,414	—	—	260,449
Restricted Cash (Note 1f)	—	—	—	90,000
Foreign currency, at value (cost $—, $—, $— and
$1,368,541, respectively)	—	—	—	1,370,190
Receivables:
Investment securities sold	7,809,250	—	10,083,575	—
Capital shares sold	6,473,025	5,135,226	3,924,226	489,315
Dividends and interest	17,859,676	6,377,095	2,328,593	1,230,026
Unrealized appreciation on OTC forward exchange
contracts	—	—	—	54,624
Other assets	632	414	415	53
Total assets	3,323,847,701	2,156,332,803	2,064,921,754	243,321,080
Liabilities:
Payables:
Investment securities purchased	—	—	—	387,260
Capital shares redeemed	11,765,248	5,498,725	7,852,584	980,226
Management fees	1,767,959	806,740	779,969	96,349
Distribution fees	1,081,393	414,257	589,060	56,532
Transfer agent fees	532,477	415,876	370,373	11,736
Options written, at value (premiums received $2,871,309,
$—, $— and $—, respectively)	3,151,230	—	—	—
Due to brokers	—	—	—	90,000
Deferred tax	—	—	—	19,001
Accrued expenses and other liabilities	154,476	105,814	108,607	29,637
Total liabilities	18,452,783	7,241,412	9,700,593	1,670,741
Net assets, at value	$3,305,394,918	$2,149,091,391	$2,055,221,161	$241,650,339
Net assets consist of:
Paid-in capital	$3,108,375,826	$1,942,452,858	$1,614,529,801	$266,194,524
Undistributed net investment income	—	—	2,339,414	—
Distributions in excess of net investment income	(1,700,359)	(14,288,410)	—	(4,592,709)
Net unrealized appreciation (depreciation)	161,143,940	180,913,229	358,075,277	6,868,214
Accumulated net realized gain (loss)	37,575,511	40,013,714	80,276,669	(26,819,690)
Net assets, at value	$3,305,394,918	$2,149,091,391	$2,055,221,161	$241,650,339

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
October 31, 2016

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund
Class A:
Net assets, at value	$2,532,459,079	$768,553,298	$1,700,711,940	$161,541,031
Shares outstanding	217,469,171	42,146,638	75,601,648	16,011,039
Net asset value per share[a]	$11.65	$18.24	$22.50	$10.09
Maximum offering price per share (net asset value per
share ÷ 94.25%, 94.25%, 94.25% and 95.75%,
respectively)	$12.36	$19.35	$23.87	$10.54
Class C:
Net assets, at value	$630,109,931	$293,038,458	$257,155,685	$39,568,377
Shares outstanding	54,569,430	16,301,040	11,519,310	3,956,730
Net asset value and maximum offering price per share[a]	$11.55	$17.98	$22.32	$10.00
Class R:
Net assets, at value	$4,481,723		$6,394,594
Shares outstanding	383,986		284,309
Net asset value and maximum offering price per share	$11.67		$22.49
Class R6:
Net assets, at value	$233,391	$7,154,043	$10,536,879	$5,325,717
Shares outstanding	20,004	390,187	467,537	524,934
Net asset value and maximum offering price per share	$11.67	$18.33	$22.54	$10.15
Advisor Class:
Net assets, at value	$138,110,794	$1,080,345,592	$80,422,063	$35,215,214
Shares outstanding	11,836,886	59,228,496	3,569,284	3,476,275
Net asset value and maximum offering price per share	$11.67	$18.24	$22.53	$10.13

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

72 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL STATEMENTS

Statements of Operations
for the year ended October 31, 2016

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund
Investment income:
Dividends:
Unaffiliated issuers	$67,303,400	$26,143,298	$61,717,031	$1,205,943
Non-controlled affiliates (Note 3f)	—	—	—	306,013
Interest	47,589,529	20,705,855	79	2,132,227
Inflation principal adjustments.	—	—	—	1,551,955
Total investment income.	114,892,929	46,849,153	61,717,110	5,196,138
Expenses:
Management fees (Note 3a)	20,051,202	9,513,458	9,562,563	1,559,115
Distribution fees: (Note 3c)
Class A	6,194,756	1,880,874	4,373,249	420,354
Class C	6,005,474	2,961,378	2,511,522	280,172
Class R	22,161	—	30,044	—
Transfer agent fees: (Note 3e)
Class A	2,834,405	936,871	2,257,578	280,060
Class C	689,986	368,784	324,107	71,797
Class R	5,071	—	7,903	—
Class R6	174	265	156	164
Advisor Class	93,802	1,240,566	65,569	57,511
Custodian fees (Note 4)	29,272	17,597	23,405	19,653
Reports to shareholders	381,324	204,170	315,741	47,641
Registration and filing fees	289,084	147,708	163,700	67,077
Professional fees	70,476	58,587	58,230	34,709
Trustees’ fees and expenses	33,361	22,312	22,347	2,850
Other.	69,164	48,576	42,439	21,522
Total expenses	36,769,712	17,401,146	19,758,553	2,862,625
Expense reductions (Note 4)	(270)	(2,018)	(215)	(319)
Expenses waived/paid by affiliates (Note 3f and
3g)	(395,756)	(200,345)	(151,586)	(545,274)
Net expenses	36,373,686	17,198,783	19,606,752	2,317,032
Net investment income	78,519,243	29,650,370	42,110,358	2,879,106
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	59,482,377	70,272,718	92,883,533	(17,964,281)
Written options	10,717,079	—	1,315,173	—
Foreign currency transactions	30,048	—	(188,213)	395,621
Net realized gain (loss)	70,229,504	70,272,718	94,010,493	(17,568,660)
Net change in unrealized appreciation (depreciation) on:
Investments	23,605,648	35,403,730	(69,781,289)	20,747,881
Translation of other assets and liabilities
denominated in foreign currencies	(9,395)	—	(6,980)	58,649
Written options	(922,509)	—	—	—
Change in deferred taxes on unrealized appreciation.	—	—	—	(19,001)
Net change in unrealized appreciation
(depreciation)	22,673,744	35,403,730	(69,788,269)	20,787,529
Net realized and unrealized gain (loss)	92,903,248	105,676,448	24,222,224	3,218,869
Net increase (decrease) in net assets resulting from
operations	$171,422,491	$135,326,818	$66,332,582	$6,097,975

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin		Franklin
	Balanced Fund		Convertible Securities Fund
	Year Ended October 31,		Year Ended October 31,
	2016	2015	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$78,519,243	$69,887,156	$29,650,370	$28,248,902
Net realized gain (loss)	70,229,504	5,876,467	70,272,718	89,937,146
Net change in unrealized appreciation (depreciation)	22,673,744	(70,359,679)	35,403,730	(114,046,752)
Net increase (decrease) in net assets resulting
from operations	171,422,491	5,403,944	135,326,818	4,139,296
Distributions to shareholders from:
Net investment income:
Class A	(79,181,917)	(70,156,845)	(21,449,948)	(18,571,018)
Class C	(15,011,956)	(13,270,654)	(6,322,161)	(4,490,159)
Class R	(131,468)	(129,500)	—	—
Class R6	(8,352)	(11,849)	(89,054)	(50,746)
Advisor Class	(2,775,337)	(1,708,745)	(28,889,795)	(21,965,450)
Net realized gains:
Class A	(196,452)	(27,941,174)	(15,784,677)	(33,348,512)
Class C	(49,077)	(6,796,815)	(6,225,597)	(12,006,606)
Class R	(340)	(50,807)	—	—
Class R6	(18)	(6,909)	(98)	(110,660)
Advisor Class	(10,279)	(575,222)	(15,633,159)	(30,219,160)
Total distributions to shareholders	(97,365,196)	(120,648,520)	(94,394,489)	(120,762,311)
Capital share transactions: (Note 2)
Class A	102,305,345	408,259,572	(54,566,518)	(55,036,014)
Class C	53,175,745	93,503,518	(21,791,985)	(4,278,396)
Class R	(287,996)	1,269,988	—	—
Class R6	5,265	(284,447)	6,867,487	(3,003,286)
Advisor Class	81,786,363	15,106,961	148,171,070	73,969,258
Total capital share transactions	236,984,722	517,855,592	78,680,054	11,651,562
Net increase (decrease) in net assets	311,042,017	402,611,016	119,612,383	(104,971,453)
Net assets:
Beginning of year	2,994,352,901	2,591,741,885	2,029,479,008	2,134,450,461
End of year	$3,305,394,918	$2,994,352,901	$2,149,091,391	$2,029,479,008
Distributions in excess of net investment income included
in net assets:
End of year	$(1,700,359)	$(305,284)	$(14,288,410)	$(10,070,008)

74 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin		Franklin
	Equity Income Fund		Real Return Fund
	Year Ended October 31,		Year Ended October 31,
	2016	2015	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income.	$42,110,358	$47,416,333	$2,879,106	$1,310,527
Net realized gain (loss)	94,010,493	54,413,447	(17,568,660)	4,458,658
Net change in unrealized appreciation (depreciation)	(69,788,269)	(28,722,638)	20,787,529	(27,267,123)
Net increase (decrease) in net assets resulting from
operations	66,332,582	73,107,142	6,097,975	(21,497,938)
Distributions to shareholders from:
Net investment income:
Class A	(47,097,269)	(52,888,906)	(1,562,108)	(1,588,071)
Class C	(5,251,049)	(5,529,325)	(215,455)	(394,395)
Class R	(152,076)	(193,924)	—	—
Class R6	(180,060)	(195)	(21,887)	(13,635)
Advisor Class	(1,422,902)	(1,042,538)	(429,016)	(472,365)
Net realized gains:
Class A	(46,499,582)	(78,681,119)	—	—
Class C	(6,537,589)	(10,878,951)	—	—
Class R	(161,343)	(327,751)	—	—
Class R6	(149)	(266)	—	—
Advisor Class	(889,611)	(1,523,577)	—	—
Tax return of capital:
Class A	—	—	(243,513)	—
Class C	—	—	(62,428)	—
Class R6	—	—	(3,525)	—
Advisor Class	—	—	(50,006)	—
Total distributions to shareholders.	(108,191,630)	(151,066,552)	(2,587,938)	(2,468,466)
Capital share transactions: (Note 2)
Class A	(53,673,051)	95,079,558	(26,641,058)	(46,641,225)
Class C	12,513,162	18,093,330	(9,129,554)	(15,672,201)
Class R	252,727	(751,079)	—	—
Class R6	9,967,087	—	3,570,373	(174,433)
Advisor Class	46,433,315	5,763,786	(2,973,664)	(24,725,271)
Total capital share transactions	15,493,240	118,185,595	(35,173,903)	(87,213,130)
Net increase (decrease) in net assets	(26,365,808)	40,226,185	(31,663,866)	(111,179,534)
Net assets:
Beginning of year	2,081,586,969	2,041,360,784	273,314,205	384,493,739
End of year	$2,055,221,161	$2,081,586,969	$241,650,339	$273,314,205
Undistributed net investment income included in net assets:
End of year	$2,339,414	$6,313,216	$—	$—
Distributions in excess of net investment income included in net assets:
End of year	$—	$—	$(4,592,709)	$(4,413,356)

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FRANKLIN INVESTORS SECURITIES TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds, four of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A, Class C, Class R, Class R6 & Advisor Class

Franklin Balanced Fund Franklin Equity Income Fund

Class A, Class C, Class R6 & Advisor Class

Franklin Convertible Securities Fund Franklin Real Return Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt and certain preferred securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

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The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

Certain or all Funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment

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1. Organization and Significant Accounting

Policies (continued)

c. Joint Repurchase Agreement (continued)

manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Funds’ custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Funds, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Funds may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Funds in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Funds at year end, as indicated in the Statements of Investments, had been entered into on October 31, 2016.

d. Securities Purchased on a Delayed Delivery Basis

Certain or all Funds purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. Certain or all Funds attempt to reduce their exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Funds include failure of the Funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Funds of any net liability owed to that counterparty under the ISDA agreement. At October 31, 2016, Franklin Real Return Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives

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NOTES TO FINANCIAL STATEMENTS

with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Funds’ investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

Certain or all Funds entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Certain or all Funds purchased or wrote exchange traded option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 8 regarding investment transactions and other derivative information, respectively.

f. Restricted Cash

At October 31, 2016, certain or all Funds held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statements of Assets and Liabilities.

g. Equity-Linked Securities

Certain or all Funds invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statements of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Funds.

h. Senior Floating Rate Interests

Certain or all Funds invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Funds invest are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

i. Income and Deferred Taxes (continued)

court cases, in certain countries across the European Union, certain or all Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of October 31, 2016, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with

U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statements of Operations.

k. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At October 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin		Franklin
	Balanced Fund		Convertible Securities Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended October 31, 2016
Shares sold	59,288,525	$669,112,660	9,476,768	$168,154,565
Shares issued in reinvestment of distributions	6,894,113	77,791,246	2,018,714	35,174,653
Shares redeemed	(56,715,686)	(644,598,561)	(14,805,915)	(257,895,736)
Net increase (decrease)	9,466,952	$102,305,345	(3,310,433)	$(54,566,518)
Year ended October 31, 2015
Shares sold	58,341,044	$678,734,826	15,996,161	$295,084,541
Shares issued in reinvestment of distributions	8,328,938	96,129,984	2,736,597	48,590,091
Shares redeemed	(31,758,555)	(366,605,238)	(21,831,783)	(398,710,646)
Net increase (decrease)	34,911,427	$408,259,572	(3,099,025)	$(55,036,014)
Class C Shares:
Year ended October 31, 2016
Shares sold	17,111,710	$191,037,224	1,949,088	$33,909,433
Shares issued in reinvestment of distributions	1,240,417	13,880,631	589,732	10,122,973
Shares redeemed	(13,610,128)	(151,742,110)	(3,808,818)	(65,824,391)
Net increase (decrease)	4,741,999	$53,175,745	(1,269,998)	$(21,791,985)
Year ended October 31, 2015
Shares sold	16,412,206	$189,653,141	2,203,232	$39,873,587
Shares issued in reinvestment of distributions	1,614,671	18,479,927	751,799	13,156,989
Shares redeemed	(10,038,264)	(114,629,550)	(3,166,992)	(57,308,972)
Net increase (decrease)	7,988,613	$93,503,518	(211,961)	$(4,278,396)
Class R Shares:
Year ended October 31, 2016
Shares sold	132,632	$1,496,201
Shares issued in reinvestment of distributions	11,661	131,808
Shares redeemed	(171,599)	(1,916,005)
Net increase (decrease)	(27,306)	$(287,996)
Year ended October 31, 2015
Shares sold	163,363	$1,900,373
Shares issued in reinvestment of distributions	15,593	180,307
Shares redeemed	(70,206)	(810,692)
Net increase (decrease)	108,750	$1,269,988

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

	Franklin		Franklin
	Balanced Fund		Convertible Securities Fund
	Shares	Amount	Shares	Amount
Class R6 Shares:
Year ended October 31, 2016
Shares sold	3,047	$34,245	788,664	$13,994,019
Shares issued in reinvestment of distributions	740	8,369	4,845	88,899
Shares redeemed	(3,180)	(37,349)	(403,594)	(7,215,431)
Net increase (decrease)	607	$5,265	389,915	$6,867,487
Year ended October 31, 2015
Shares sold	4,434	$51,485	272	$5,000
Shares issued in reinvestment of distributions	1,610	18,640	9,077	161,165
Shares redeemed	(29,769)	(354,572)	(171,980)	(3,169,451)
Net increase (decrease)	(23,725)	$(284,447)	(162,631)	$(3,003,286)
Advisor Class Shares:
Year ended October 31, 2016
Shares sold	14,391,414	$167,114,896	44,182,146	$748,163,852
Shares issued in reinvestment of distributions	204,315	2,323,814	2,236,760	39,111,889
Shares redeemed	(7,564,701)	(87,652,347)	(37,152,701)	(639,104,671)
Net increase (decrease)	7,031,028	$81,786,363	9,266,205	$148,171,070
Year ended October 31, 2015
Shares sold	3,112,842	$35,919,601	31,770,692	$581,733,680
Shares issued in reinvestment of distributions	172,717	1,998,279	2,529,808	45,025,673
Shares redeemed	(1,971,010)	(22,810,919)	(30,555,895)	(552,790,095)
Net increase (decrease)	1,314,549	$15,106,961	3,744,605	$73,969,258

	Franklin		Franklin
	Equity Income Fund		Real Return Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended October 31, 2016
Shares sold	10,955,507	$240,824,766	2,920,637	$28,866,525
Shares issued in reinvestment of distributions	4,189,138	91,549,334	182,566	1,756,283
Shares redeemed	(17,422,052)	(386,047,151)	(5,823,642)	(57,263,866)
Net increase (decrease)	(2,277,407)	$(53,673,051)	(2,720,439)	$(26,641,058)
Year ended October 31, 2015
Shares sold	10,456,818	$240,034,722	2,322,585	$23,857,606
Shares issued in reinvestment of distributions	5,707,305	128,177,676	145,574	1,511,730
Shares redeemed	(11,940,634)	(273,132,840)	(7,038,513)	(72,010,561)
Net increase (decrease)	4,223,489	$95,079,558	(4,570,354)	$(46,641,225)

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	Franklin		Franklin
	Equity Income Fund		Real Return Fund
	Shares	Amount	Shares	Amount
Class C Shares:
Year ended October 31, 2016
Shares sold	2,665,652	$58,334,909	625,724	$6,130,419
Shares issued in reinvestment of distributions	516,181	11,198,526	28,218	269,761
Shares redeemed	(2,617,595)	(57,020,273)	(1,591,824)	(15,529,734)
Net increase (decrease)	564,238	$12,513,162	(937,882)	$(9,129,554)
Year ended October 31, 2015
Shares sold	2,326,522	$53,166,635	468,524	$4,780,847
Shares issued in reinvestment of distributions	703,433	15,672,536	36,785	379,592
Shares redeemed	(2,227,554)	(50,745,841)	(2,047,828)	(20,832,640)
Net increase (decrease)	802,401	$18,093,330	(1,542,519)	$(15,672,201)
Class R Shares:
Year ended October 31, 2016
Shares sold	83,578	$1,810,529
Shares issued in reinvestment of distributions	12,662	276,699
Shares redeemed	(84,438)	(1,834,501)
Net increase (decrease)	11,802	$252,727
Year ended October 31, 2015
Shares sold	58,721	$1,354,831
Shares issued in reinvestment of distributions	21,048	472,310
Shares redeemed	(112,528)	(2,578,220)
Net increase (decrease)	(32,759)	$(751,079)
Class R6 Shares:
Year ended October 31, 2016
Shares sold	537,262	$11,541,244	414,897	$4,196,219
Shares issued in reinvestment of distributions	84	1,876	9	93
Shares redeemed	(70,059)	(1,576,033)	(63,409)	(625,939)
Net increase (decrease)	467,287	$9,967,087	351,497	$3,570,373
Year ended October 31, 2015
Shares sold	—	$—	34,529	$354,907
Shares issued in reinvestment of distributions	—	—	4	41
Shares redeemed	—	—	(51,465)	(529,381)
Net increase (decrease)	—	$—	(16,932)	$(174,433)
Advisor Class Shares:
Year ended October 31, 2016
Shares sold	4,153,049	$93,471,028	1,852,276	$18,341,311
Shares issued in reinvestment of distributions	95,903	2,107,308	47,451	457,432
Shares redeemed	(2,181,835)	(49,145,021)	(2,214,965)	(21,772,407)
Net increase (decrease)	2,067,117	$46,433,315	(315,238)	$(2,973,664)
Year ended October 31, 2015
Shares sold	762,782	$17,712,527	3,343,973	$34,412,614
Shares issued in reinvestment of distributions	96,069	2,160,788	43,881	456,992
Shares redeemed	(615,943)	(14,109,529)	(5,772,116)	(59,594,877)
Net increase (decrease)	242,908	$5,763,786	(2,384,262)	$(24,725,271)

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3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Franklin Balanced Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $250 million
0.675%	Over $250 million, up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.625%	Over $1 billion, up to and including $2.5 billion
0.600%	Over $2.5 billion, up to and including $5 billion
0.575%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.525%	Over $15 billion, up to and including $20 billion
0.500%	In excess of $20 billion

Franklin Convertible Securities Fund and Franklin Equity Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

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Franklin Real Return Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

For the year ended October 31, 2016, each Fund’s effective investment management fee rate based on average daily net assets was as follows:

	Franklin
Franklin	Convertible	Franklin Equity	Franklin Real
Balanced Fund	Securities Fund	Income Fund	Return Fund

0.633%	0.465%	0.464%	0.625%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund

Reimbursement Plans:
Class A	0.35%	0.25%	0.25%	0.25%
Compensation Plans:
Class C.	1.00%	1.00%	1.00%	0.65%
Class R.	0.50%	—	0.50%	—

For Franklin Balanced Fund, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

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3.	Transactions with Affiliates (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$1,481,042	$155,984	$591,142	$30,136
CDSC retained	$96,741	$17,036	$25,587	$5,405

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended October 31, 2016, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund

Transfer agent fees	$1,208,879	$793,228	$991,467	$196,708

f. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to November 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended October 31, 2016, certain or all Funds held investments in affiliated management investment companies as follows:

								% of
								Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Franklin Balanced Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	229,883,180	1,244,451,556	(1,353,470,773)	120,863,963	$120,863,963	$–	$–	0.7%

Franklin Convertible
Securities Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	65,178,257	475,797,447	(442,460,339)	98,515,365	$98,515,365	$–	$–	0.6%

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									% of
									Affiliated
	Number of				Number of				Fund Shares
	Shares Held				Shares	Value			Outstanding
	at Beginning	Gross		Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions		Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Franklin Equity Income Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	45,153,270	598,291,457		(593,253,255)	50,191,472	$50,191,472	$–	$–	0.3%

Franklin Real Return Fund
Non-Controlled Affiliates
Franklin Lower Tier Floating
RateFund	–	280,073	[a]	–	280,073	$2,909,964	$247,744	$–	0.6%
Franklin Middle Tier Floating
RateFund	–	105,222	[b]	–	105,222	1,058,531	58,269	–	0.3%

Total						$3,968,495	$306,013	$–

aThe Fund purchased shares of the affiliate through an in-kind transfer of securities. The securities transferred had a market value of $2,519,518 and a cost basis of
$2,868,716 on the date of the transfer.
bThe Fund purchased shares of the affiliate through an in-kind transfer of securities. The securities transferred had a market value of $983,344 and a cost basis of $1,046,227 on the date of the transfer.

g. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Real Return Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, and Advisor Class of the Fund do not exceed 0.65% and Class R6 does not exceed 0.50% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2017. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until February 28, 2017. For Franklin Equity Income Fund there were no Class R6 transfer agent fees waived during the year ended October 31, 2016.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended October 31, 2016, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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5. Income Taxes (continued)

At October 31, 2016, the capital loss carryforwards were as follows:

Franklin Real
Return Fund
Capital loss carryforwards subject to expiration:
2017	$1,207,907
2018	1,206,586
Capital loss carryforwards not subject to expiration:
Short term	842,781
Long term	23,558,304
Total capital loss carryforwards	$26,815,578

During the year ended October 31, 2016, Franklin Balanced Fund utilized $10,087,871 of capital loss carryforwards.

On October 31, 2016, the Franklin Real Return Fund had expired capital loss carryforwards of $1,161,482, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended October 31, 2016 and 2015, was as follows:

	Franklin		Franklin
	Balanced Fund		Convertible Securities Fund
	2016	2015	2016	2015
Distributions paid from:
Ordinary income	$97,109,030	$85,303,669	$56,750,958	$62,644,614
Long term capital gain	256,166	35,344,851	37,643,531	58,117,697
	$97,365,196	$120,648,520	$94,394,489	$120,762,311

	Franklin		Franklin
	Equity Income Fund		Real Return Fund
	2016	2015	2016	2015
Distributions paid from:
Ordinary income	$54,103,356	$82,741,067	$1,966,064	$2,468,466
Long term capital gain	54,088,274	68,325,485	—	—
	$108,191,630	151,066,552	1,966,064	2,468,466
Return of capital	—	—	359,472	—
	$108,191,630	$151,066,552	$2,325,536	$2,468,466

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At October 31, 2016, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund
Cost of investments	$3,142,044,156	$1,991,191,167	$1,690,664,910	$237,510,096

Unrealized appreciation.	$254,109,828	$306,271,707	$396,700,623	$14,145,605
Unrealized depreciation.	(104,710,280)	(152,642,806)	(38,780,588)	(11,829,278)
Net unrealized appreciation (depreciation)	$149,399,548	$153,628,901	$357,920,035	$2,316,327

Undistributed ordinary income	$—	$49,872,471	$3,874,637	$—
Undistributed long term capital gains	48,132,615	4,025,727	80,276,666	—
Distributable earnings	$48,132,615	$53,898,198	$84,151,303	$—

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and wash sales.

The Funds utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2016, were as follows:

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund
Purchases	$1,787,927,506	$551,498,434	$979,874,135	$74,876,607
Sales	$1,353,208,086	$577,025,780	$1,046,637,123	$106,106,103

Transactions in options written during the year ended October 31, 2016, were as follows:

			Number of
			Contracts	Premiums
Franklin Balanced Fund
Options outstanding at October 31, 2015			10,000	$1,094,838
Options written			155,165	15,926,096
Options expired			(68,337)	(9,439,787)
Options exercised			(49,860)	(4,338,636)
Options closed			(2,490)	(371,202)
Options outstanding at October 31, 2016			44,478	$2,871,309

Franklin Equity Income Fund
Options outstanding at October 31, 2015			—	$—
Options written			21,798	2,196,288
Options expired			(11,480)	(564,541)
Options exercised			(2,378)	(368,724)
Options closed			(7,940)	(1,263,023)
Options outstanding at October 31, 2016			—	$—

See Notes 1(e) and 8 regarding derivative financial instruments and other derivative information, respectively.

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7. Credit Risk

At October 31, 2016, Franklin Balanced Fund, Franklin Convertible Securities Fund and Franklin Real Return Fund had 9.6%, 54.7% and 8.7%, respectively, of their portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Other Derivative Information

At October 31, 2016, the Funds’ investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts	Statement of			Statement of
Not Accounted for as	Assets and Liabilities			Assets and Liabilities
Hedging Instruments	Location	Fair Value		Location	Fair Value
Franklin Balanced Fund
Equity contracts	Investments in securities, at value	$12,900,000	[a]	Options written, at value	$3,151,230

Franklin Real Return Fund
Foreign exchange contracts	Unrealized appreciation on OTC	$54,624		Unrealized depreciation on OTC	$—
	forward exchange contracts			forward exchange contracts
[a]Purchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the year ended October 31, 2016, the effect of derivative contracts in the Funds’ Statements of Operations was as follows:

					Net Change in
					Unrealized
Derivative Contracts		Net Realized			Appreciation
Not Accounted for as	Statement of	Gain (Loss) for		Statement of	(Depreciation)
Hedging Instruments	Operations Locations	the Year		Operations Locations	for the Year
	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Franklin Balanced Fund
Equity contracts.	Investments	$(8,276,205)[a]		Investments	$46,000	[a]
	Written options	10,717,079		Written options	(922,509)
Franklin Equity Income Fund
Equity contracts.	Written options	$1,315,173		Written options	$—
Franklin Real Return Fund
Foreign exchange contracts	Foreign currency transactions	$489,523	[b]	Translation of other assets and	$46,518	[b]
				liabilities denominated in foreign
				currencies

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the
Statement of Operations.
bForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statements of Operations.

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For the year ended October 31, 2016, the average month end fair value of derivatives, as a percentage of average month end net assets, and the average month end number of open derivative contracts for the year were as follows:

	Franklin	Franklin Equity	Franklin Real
	Balanced Fund	Income Fund	Return Fund
Average month end fair value of derivatives	0.1%	0.0%[a]	0.1%
Average month end number of open derivatives	6	—[b]	7

aAmount rounds to less than 0.1%.
bRounds to less than 1.

See Note 1(e) regarding derivative financial instruments.

9. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statements of Operations. During the year ended October 31, 2016, the Funds did not use the Global Credit Facility.

10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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10. Fair Value Measurements (continued)

A summary of inputs used as of October 31, 2016, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Balanced Fund
Assets:
Investments in Securities:
Equity Investments[a,b]	$1,788,746,956	$—	$—	$1,788,746,956
Equity-Linked Securities	—	287,778,229	—	287,778,229
Convertible Bonds	—	15,946,875	—	15,946,875
Corporate Bonds	—	1,065,207,681	—	1,065,207,681
Options Purchased	12,900,000	—	—	12,900,000
Short Term Investments	120,863,963	—	—	120,863,963
Total Investments in Securities	$1,922,510,919	$1,368,932,785	$—	$3,291,443,704

Liabilities:
Other Financial Instruments:
Options Written	$3,151,230	$—	$—	$3,151,230

Franklin Convertible Securities Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Staples	$46,242,000	$46,407,790	$—	$92,649,790
Energy.	—	24,700,700	—	24,700,700
Financials	—	24,312,575	—	24,312,575
Information Technology	—	46,895,625	—	46,895,625
All Other Equity Investments[b]	378,034,279	—	—	378,034,279
Convertible Bonds	—	1,479,711,734	—	1,479,711,734
Escrows and Litigation Trusts	—	—	—[c]	—
Short Term Investments	98,515,365	—	—	98,515,365
Total Investments in Securities	$522,791,644	$1,622,028,424	$—	$2,144,820,068

Franklin Equity Income Fund
Assets:
Investments in Securities:
Equity Investments[a,b]	$1,858,186,682	$—	$—	$1,858,186,682
Equity-Linked Securities	—	140,206,791	—	140,206,791
Short Term Investments	50,191,472	—	—	50,191,472
Total Investments in Securities	$1,908,378,154	$140,206,791	$—	$2,048,584,945

Franklin Real Return Fund
Assets:
Investments in Securities:
Equity Investments[a,b]	$42,077,039	$—	$—	$42,077,039
Corporate Bonds	—	9,598,558	—	9,598,558
Senior Floating Rate Interests	—	6,155,141	—	6,155,141
Foreign Government and Agency Securities	—	31,878,678	—	31,878,678
U.S. Government and Agency Securities	—	134,343,961	—	134,343,961
Short Term Investments	—	15,773,046	—	15,773,046
Total Investments in Securities	$42,077,039	$197,749,384	$—	$239,826,423

Other Financial Instruments:
Forward Exchange Contracts	$—	$54,624	$—	$54,624

aIncludes common, preferred, convertible preferred stocks and management investment companies.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at October 31, 2016.

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NOTES TO FINANCIAL STATEMENTS

11. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio
DBAB	Deutsche Bank AG	BRL	Brazilian Real	ADR	American Depositary Receipt
JPHQ	JP Morgan Chase & Co.	EUR	Euro	ETF	Exchange Traded Fund
		IDR	Indonesian Rupiah	FRN	Floating Rate Note
		MXN	Mexican Peso	REIT	Real Estate Investment Trust
		MYR	Malaysian Ringgit	SPDR	S&P Depositary Receipt
		PLN	Polish Zloty

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Investors Securities Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Balanced Fund, Franklin Convertible Securities Fund, Franklin Equity Income Fund and Franklin Real Return Fund, (hereafter referred to as the "Funds") as of October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 16, 2016

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended October 31, 2016:

	Franklin	Franklin
Franklin	Convertible	Equity
Balanced Fund	Securities Fund	Income Fund

$4,505,278	$45,018,104	$61,952,260

Under Section 871(k)(2)(C) of the Code, Franklin Equity Income Fund hereby reports the maximum amount allowable but no less than $61,040 as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2016.

Under Section 854(b)(1)(A) of the Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2016:

	Franklin	Franklin	Franklin
Franklin	Convertible	Equity	Real
Balanced Fund	Securities Fund	Income Fund	Return Fund

47.39%	17.40%	81.47%	13.16%

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2016:

	Franklin	Franklin	Franklin
Franklin	Convertible	Equity	Real
Balanced Fund	Securities Fund	Income Fund	Return Fund

$61,504,456	$14,676,827	$58,165,126	$529,616

Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, Franklin Convertible Securites Fund hereby reports the maximum amount allowable but no less than $13,138,778 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2016.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1986	143	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	137	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging
Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment
Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	143	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium)
				(1999-2015) and H.J. Heinz Company
				(processed foods and allied products)
				(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	143	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Larry D. Thompson (1945)	Trustee	Since 2007	143	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee	117	None
One Franklin Parkway	Independent	since 2007
San Mateo, CA 94403-1906	Trustee	and Lead
Independent
Trustee
since 2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013	159	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	143	None
One Franklin Parkway	the Board,	Board since 2013,
San Mateo, CA 94403-1906	Trustee and	Trustee since 1987
	Vice President	and Vice President
since 1986
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Mark Boyadjian (1964)	Vice President	Since 2003	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Richard Hsu (1973)	Vice President	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Advisers, Inc.; and officer of three of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	President since	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive 1993 and Chief
San Mateo, CA 94403-1906	Officer –	Executive Officer
	Investment	– Investment
	Management	Management since
2002
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and
officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Madeline Lam (1969)	Vice President	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice	Since May	Not Applicable	Not Applicable
One Franklin Parkway	President	2016
San Mateo, CA 94403-1906	– AML
Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms.
Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United
Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of
US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceu-
ticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial
Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and
Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting
Policies and Procedures (Policies) that the Trust uses to
determine how to vote proxies relating to portfolio securities.
Shareholders may view the Trust’s complete Policies online at
franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request
to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street,
Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of
the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and
Exchange Commission’s website at sec.gov and reflect the
most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the
U.S. Securities and Exchange Commission for the first and
third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s
website at sec.gov. The filed form may also be viewed and
copied at the Commission’s Public Reference Room in
Washington, DC. Information regarding the operations of the
Public Reference Room may be obtained by calling (800)
SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six
months as well as an annual updated summary prospectus
(prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus.
This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At
any time you may view current prospectuses/summary
prospectuses and financial reports on our website. If you
choose, you may receive these documents through electronic
delivery.

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FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter
October 31, 2016

Franklin Investors Securities Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents

Annual Report
Economic and Market Overview	3
Franklin Adjustable U.S. Government Securities Fund	4
Franklin Floating Rate Daily Access Fund	11
Franklin Low Duration Total Return Fund	19
Franklin Total Return Fund	26
Financial Highlights and Statements of Investments	33
Financial Statements	108
Notes to Financial Statements	114
Report of Independent Registered
Public Accounting Firm	141
Tax Information	142
Board Members and Officers	143
Shareholder Information	148

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2 Annual Report

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Economic and Market Overview

The U.S. economy expanded during the 12 months under review. The economy grew at a faster pace in 2016’s third quarter than in 2016’s second and first quarters and 2015’s fourth quarter, mainly due to personal consumption expenditures, exports, private inventory investment, federal government spending and nonresidential fixed investment. Manufacturing conditions generally contracted during the first half of the period but generally expanded in the second half. The services sector, although volatile, continued to grow throughout the period. The unemployment rate decreased slightly from 5.0% in October 2015 to 4.9% at period-end.1 Monthly retail sales grew for most of the review period, and rose to the highest level in April in more than a year, due to a broad-based increase across most retail categories. Inflation, as measured by the Consumer Price Index (CPI), rose slightly in October, led by an increase in gasoline and shelter prices.

After maintaining a near-zero interest rate for seven years to support the U.S. economy’s recovery, the U.S. Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% at its December 2015 meeting and maintained the rate through period-end. The Fed noted at its September meeting that although the case for raising interest rates has strengthened, it will wait for further evidence of continued progress toward its objectives.

The 10-year Treasury yield, which moves inversely to price, shifted throughout the period. It rose from 2.16% on October 30, 2015, to a period high of 2.36% in November 2015. However, negative interest rates in Japan and Europe, and central banks’ purchases of government bonds, pushed down the Treasury yield. The U.K.’s historic referendum to leave the European Union in June 2016 (also known as the “Brexit”) also boosted safe haven buying by investors. The Treasury yield reached a period low of 1.37% in early July, and ended the period at 1.84%. The yields rose toward period-end, due to positive economic data and signals from the Fed on the possibility of an increase in interest rates in the near term.

The foregoing information reflects our analysis and opinions as of October 31, 2016. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

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Franklin Adjustable U.S. Government Securities Fund

This annual report for Franklin Adjustable U.S. Government Securities Fund covers the fiscal year ended October 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income while providing lower volatility of principal than a fund that invests in fixed-rate securities by investing at least 80% of its net assets in adjustable-rate U.S. government mortgage securities, which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.1 The Fund’s investments may include securities issued by Ginnie Mae (GNMA) and government-sponsored entities, such as Fannie Mae (FNMA) and Freddie Mac (FHLMC).2

Performance Overview

The Fund’s Class A shares had a -0.32% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Government Index: 1-2 Year Component, posted a +0.71% total return.3 The index measures public obligations of the U.S. Treasury with one to two years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We employ a conservative investment strategy as we strive to produce solid performance in a variety of interest rate climates. We choose securities using a value-oriented approach, emphasizing the bonds’ economic fundamentals in relation to comparable securities as well as their historical prepayment performance.

Manager’s Discussion

U.S. economic indicators were generally encouraging during the reporting period. Steady growth in the services sector created new jobs and slightly boosted employment levels. Retail sales grew for most of the period. Low energy prices pulled inflation lower. In this environment, home sales and prices grew.

The Fund employed a conservative strategy that invested primarily in adjustable-rate mortgage securities (ARMs) that are either explicitly or implicitly backed by the U.S. government.1 During the period, the Fund invested predominantly in securities issued or guaranteed by FNMA and FHLMC. The Fund took a collateral-intensive research approach to analyze the prepayment behavior of individual ARMs to identify those with the most attractive prepayment profiles and focused on seasoned ARMs. Such securities have typically been through several interest-rate cycles and therefore tend to be less sensitive to changes in interest rates, compared to newer issued counterparts. We have found such securities historically to have experienced lower volatility than comparable maturity Treasuries and have provided more consistent income. We continued to focus on seasoned, post-reset FNMA and FHLMC ARM positions with average coupons below 3%.

Although mortgage rates remained low, mortgage credit has remained constrained, and actual prepayment levels have been

1. Securities owned by the Fund, but not shares of the Fund, are issued or guaranteed by the U.S. government, its agencies or instrumentalities, including government-
sponsored entities, as to timely payment of principal and interest.
2. Although U.S. government-sponsored entities may be chartered by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Government. Please see the Fund’s prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities. The Fund’s yield and share price are not guaranteed and will vary with market conditions.
3. Source: Morningstar.
The index is unmanaged and includes reinvested interest. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 38.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Dividend Distributions*
11/1/15–10/31/16
		Dividend per Share (cents)
					Advisor
Month	Class A	Class A1	Class C	Class R6	Class
November	0.9537	1.0662	0.6656	1.2213	1.1371
December	0.8931	1.0056	0.6055	1.1725	1.0728
January	0.8438	0.9473	0.5740	1.1090	1.0132
February	1.0446	1.1549	0.7567	1.3027	1.2254
March	0.9869	1.0968	0.7002	1.2371	1.1669
April	0.9874	1.0928	0.7185	1.2242	1.1563
May	1.0561	1.1692	0.7606	1.3196	1.2414
June	1.0433	1.1493	0.7662	1.2933	1.2171
July	0.9923	1.0944	0.7269	1.2306	1.1597
August	1.1558	1.2721	0.8518	1.4227	1.3465
September	1.1178	1.2248	0.8437	1.3596	1.2905
October	1.1374	1.2450	0.8520	1.3719	1.3169
Total	12.2122	13.5184	8.8217	15.2645	14.3438

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

relatively low. The Fund’s London Interbank Offered Rate (LIBOR) indexed ARMs detracted from value, while ARMs indexed to U.S. Treasuries were generally additive.4

Thank you for your continued participation in Franklin Adjustable U.S. Government Securities Fund. We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

4. The London Interbank Offered Rate (LIBOR) is the interest rate banks charge each other for loans. LIBOR is a widely used benchmark for short-term interest rates.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Performance Summary as of October 31, 2016

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 10/31/161

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual	Average Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (9/30/16)[4]
A
1-Year	-0.32%	-2.60%	-2.75%
5-Year	+1.64%	-0.12%	-0.14%
10-Year	+19.51%	+1.57%	+1.59%
Advisor[5]
1-Year	+0.05%	+0.05%	-0.11%
5-Year	+2.93%	+0.58%	+0.56%
10-Year	+22.21%	+2.03%	+2.04%

	Distribution	30-Day Standardized Yield[7]
Share Class	Rate[6]	(with waiver)	(without waiver)

A	1.56%	0.50%	0.49%

Advisor	1.84%	0.76%	0.75%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 9 for Performance Summary footnotes.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses9

Share Class
A	0.91%
Advisor[5]	0.66%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Interest rate movements, unscheduled mortgage prepayments and other risk factors will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +13.44% and
+1.50%.
6. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Advisor Class) per share on 10/31/16.
7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders
8. Source: Morningstar. The Bloomberg Barclays U.S. Government Index: 1-2 Year Component includes public obligations of the U.S. Treasury with at least one year up to, but not including, two years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S.
government.
9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads), as applicable, on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 5/1/16	Value 10/31/16	5/1/16–10/31/16[1,2]	Value 10/31/16	5/1/16–10/31/16[1,2]	Ratio[2]
A	$1,000	$1,004.20	$4.58	$1,020.56	$4.62	0.91%
A1	$1,000	$1,004.90	$3.83	$1,021.32	$3.86	0.76%
C	$1,000	$1,003.30	$6.65	$1,018.50	$6.70	1.32%
R6	$1,000	$1,005.90	$2.77	$1,022.37	$2.80	0.55%
Advisor	$1,000	$1,005.40	$3.33	$1,021.82	$3.35	0.66%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Floating Rate Daily Access Fund

We are pleased to bring you Franklin Floating Rate Daily Access Fund’s annual report for the fiscal year ended October 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income and, secondarily, preservation of capital by investing at least 80% of its net assets in income-producing floating interest rate corporate loans and corporate debt securities made to or issued by U.S. companies, non-U.S. entities and U.S. subsidiaries of non-U.S. entities.

What are corporate loans?

Corporate loans are typically floating rate loans to corporate borrowers made by a group, or syndicate, of banks and other financial institutions. These loans provide capital to companies for varied purposes, such as merger and acquisition activity, leveraged buyouts or refinancings. These loans are typically syndicated to a group of investors.

Performance Overview

The Fund’s Class A shares delivered a +7.60% cumulative total return for the 12 months under review. In comparison, the Credit Suisse Leveraged Loan Index (CS LLI), which is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market, posted a +6.30% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 15.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Corporate Loan Market Overview

Although weaker technical conditions and falling commodity prices initially contributed to significant volatility within the loan market during the period under review, oil prices eventually rebounded and continued accommodative policies from central banks eventually helped to improve investor sentiment across risk assets. Although flows from loan retail

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.
**Rounds to less than 0.1% of net assets.

vehicles remained mixed and collateralized-loan-obligation (CLO) formation was relatively slower, restrained new issuance and repayment activity helped to contribute to stronger bids, especially for loans trading at steeper discounts to par. The rally was largely driven by lower rated loans, while higher rated loans generally underperformed.

Within the primary market, the number of transactions was initially muted during bouts of volatility, but eventually stronger demand led to an increase in refinancing transactions. Among these refinancing deals were repricing transactions (refinancing deals that tighten spreads), which were largely absent from the market earlier in the period. However, issuers were increasingly able to launch these deals to lower interest costs as more loans traded above par. The robust technical environment also led to more deals and structures that are more common in periods of high demand, including deals to finance dividends.

Amid volatility in the credit markets, outflows from loan retail vehicles were elevated, but eventually moderated. Following the Federal Reserve’s (Fed’s) modest rate increase toward the end of 2015, U.S. central bank action remained on hold, but the three-month London Interbank Offered Rate (LIBOR) reached the highest level since 2009 due to regulatory changes for money market funds. For a large portion of the market with no or low LIBOR floors, the increase in the rate was sufficient to increase coupons and generate floating rate income. Moreover,

1. Source: Credit Suisse Group.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 45.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

as more investors speculated that the Fed could increase rates later in 2016 and possibly lead to further increases in LIBOR, flows into retail vehicles improved.

Although CLO issuance was restrained at the beginning of the period, volume eventually increased as investor sentiment improved. Interest from banks and investors outside the U.S. contributed to meaningfully tighter liability spreads, especially for the highest rated tranches, which contributed to the arbitrage necessary for new vehicles. With tighter spreads, more CLOs also refinanced deals to further lower liability costs. However, the market for new CLO vehicles remained relatively low compared to last year’s pace, as investors faced a number of headwinds. As net new supply was relatively weak, managers faced difficulty in sourcing collateral, while repricing transactions among loans contributed to still challenging arbitrage conditions. Moreover, pending risk retention regulations expected to take effect at the end of 2016 helped to limit CLO formation from a broad number of managers.

Dividend Distributions*
11/1/15–10/31/16
	Dividend per Share (cents)
				Advisor
Month	Class A	Class C	Class R6	Class
November	3.5984	3.3100	3.8109	3.7837
December	3.4873	3.2060	3.7189	3.6649
January	3.2374	2.9759	3.4630	3.4029
February	3.4696	3.1942	3.7110	3.6437
March	3.4825	3.2031	3.7328	3.6589
April	3.2063	2.9396	3.4497	3.3746
May	3.5747	3.2777	3.7139	3.7598
June	3.2429	2.9634	3.4863	3.4195
July	3.0085	2.7375	3.2460	3.1795
August	3.5184	3.2064	3.7946	3.7163
September	2.9919	2.7060	3.2396	3.1724
October	3.1203	2.8225	3.3696	3.3083
Total	39.9382	36.5423	42.7363	42.0845

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The default rate increased during the period following the defaults of issuers that were disproportionately concentrated in the energy sector and metals and mining industry. As a result, the default rate by principal amount reached the highest level in a year. Nonetheless, the default rate remained below its historical average, while loan issuers continued to report year-over-year earnings growth.

Investment Strategy

We use a detailed credit analysis process to select corporate loan and corporate debt securities that meet our criteria. We conduct ongoing credit monitoring of our investments. To help manage the credit risk associated with investing in securities rated below investment grade (or if unrated, of comparable quality), we seek to diversify the Fund by investing in a large number of loans of companies that we have identified as having attractive risk/reward profiles, favorable capital structures, strong asset coverage and dominant market shares. This diversification potentially reduces credit risk by spreading assets across many different industries.

In addition, we seek to exploit market inefficiencies by assigning forward-looking credit-risk tiers to issuers based upon our forward-looking analysis of the issuers’ prospects in the near term. This independent analysis enables us to express differences between backward-looking rating assignments of credit-risk tiers and our analysts’ forward-looking assessment of credit risk, thereby allowing us to potentially take advantage of credit risks the market may be overstating or avoid uncompensated credit risks the market may not have adequately identified.

Manager’s Discussion

During the 12-month period under review, the Fund outperformed its benchmark, the CS LLI. The Fund maintained an overweighting in the upper tier of the market throughout the period, which detracted from performance as upper tier loan in the index returned +5.30%, middle tier returned +6.21%, and lower tier returned +12.99%, according to the CS LLI. However, our selection across credit tiers contributed to outperformance compared to the index. This selection included an overweighted allocation to the metals and mining industry and investments in the energy sector that detracted from performance toward the end of 2015, but some of these issuers within these sectors rebounded significantly in 2016 and contributed to performance.

The top contributors included holdings across all credit tiers that had traded at what we considered significant discounts to par at the beginning of the period, but appreciated after benefiting from the technical environment. These issuers included companies within the metals and mining industry, which was a strong performing industry in the index. Peabody Energy, a coal producer, contributed to relative performance as the price of metallurgical coal improved and the company

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Top 10 Holdings
10/31/16
Company	% of Total
Sector/Industry	Net Assets
Valeant Pharmaceuticals International Inc.	2.8%
Pharmaceuticals
Alinta Energy Finance Pty. Ltd. (Australia)	2.5%
Electric Utilities
Caraustar Industries Inc.	2.3%
Forest Products
Community Health Systems Inc.	2.1%
Health Care Facilities
The Chemours Co. LLC	2.0%
Diversified Chemicals
NRG Energy Inc.	2.0%
Independent Power Producers & Energy Traders
Cyanco Intermediate Corp.	1.9%
Commodity Chemicals
Fieldwood Energy LLC	1.8%
Oil & Gas Exploration & Production
FMG America Finance Inc. (Australia)	1.6%
Diversified Metals & Mining
Navistar Inc.	1.6%
Industrial Machinery

worked toward reaching an agreement for its reorganization plan. Furthermore, the price of the term loan of FMG America (Fortescue), a producer of iron ore, rebounded after increases in the price of iron ore combined with previous efforts to reduce costs and allowed the company to continue to generate free cash flow and pay down debt.

Top detractors from Fund performance during the period reported weaker-than-expected results and all faced credit issues specific to each company. The term loan of radio broadcaster Cumulus Media declined after the company reported weak results due to weaker trends in digital and political advertising and license fees. Furthermore, coal producer Bowie Resource reported results that were lower than expected due to a decline in tons of coal sold. The term loan also declined after the company announced that its debt would not be refinanced due to the termination of an agreement to purchase assets from Peabody Energy.

Our purchases during the period primarily included upper tier loans, including non-institutional loans such as Term Loan A, which are typically held by banks and usually come with covenants and faster amortization schedules. Our purchases were focused on loans trading below par and targeted loans with relatively shorter years to maturity, which we believe would fare relatively better amid a period of increased credit risk as our loans would be closer to refinancing or repayment. Our sells included names in the middle and lower tiers, which we believed provided less attractive relative value given issuer-specific credit risks. During the period, while our weighting in the lower tier increased due to elevated downgrade activity by credit rating agencies, we continued to increase our overweighting in the upper tier and reduce our weighting in the middle tier.

During the period, we employed the use of BKLN, an ETF that seeks to track the loan market to gain liquid exposure to credit as well as to provide liquidity during elevated investor redemptions. We also bought protection in HYCDX to help offset heightened volatility in the credit markets but unwound the position prior to the period-end.

Thank you for your continued participation in Franklin Floating Rate Daily Access Fund. We look forward to serving your future investment needs.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of October 31, 2016

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 10/31/161

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual	Average Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (9/30/16)[4]
A
1-Year	+7.60%	+5.16%	+4.13%
5-Year	+22.65%	+3.71%	+4.03%
10-Year	+37.87%	+3.03%	+3.02%
Advisor
1-Year	+8.00%	+8.00%	+6.80%
5-Year	+24.33%	+4.45%	+4.77%
10-Year	+41.24%	+3.51%	+3.50%

	Distribution	30-Day Standardized Yield[6]
Share Class	Rate[5]	(with waiver) (without waiver)
A	4.07%	4.75%	4.66%
Advisor	4.41%	5.11%	5.03%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 17 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 17 for Performance Summary footnotes.

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		FRANKLIN FLOATING RATE DAILY ACCESS FUND
		PERFORMANCE SUMMARY

Total Annual Operating Expenses[8]
Share Class	With Waiver	Without Waiver
A	0.85%	0.86%
Advisor	0.60%	0.61%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus

All investments involve risks, including possible loss of principal. Investors should be aware that the Fund’s share price and yield will fluctuate with market conditions. The Fund should not be considered an alternative to money market funds or certificates of deposit (CDs). The floating rate loans and debt securities in which the Fund invests tend to be rated below investment grade. Investing in higher yielding, lower rated, floating rate loans and debt securities involves greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. Interest earned on floating rate loans varies with changes in prevailing interest rates. Therefore, while floating rate loans offer higher interest income when interest rates rise, they will also generate less income when interest rates decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Advisor Class) per share on 10/31/16.
6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
7. Source: Credit Suisse Group. The CS LLI is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. Loans must be below investment grade and rated no higher than Baa/BB+ or Ba1/BBB+ by Moody’s or S&P.
8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 5/1/16	Value 10/31/16	5/1/16–10/31/16[1,2]	Value 10/31/16	5/1/16–10/31/16[1,2]	Ratio[2]
A	$1,000	$1,063.50	$4.37	$1,020.81	$4.46	0.86%
C	$1,000	$1,061.40	$6.39	$1,018.80	$6.53	1.26%
R6	$1,000	$1,065.20	$2.59	$1,022.57	$2.65	0.51%
Advisor	$1,000	$1,066.10	$3.10	$1,022.07	$3.17	0.61%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Low Duration Total Return Fund

We are pleased to bring you Franklin Low Duration Total Return Fund’s annual report for the fiscal year ended October 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks a high level of current income as is consistent with prudent investing, while seeking capital preservation. The Fund invests primarily in investment-grade debt securities and investments, including government and corporate debt securities and mortgage- and asset-backed securities, targeting an estimated average portfolio duration of three years or less.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

Performance Overview

The Fund’s Class A shares delivered a +1.88% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Government/Credit Index: 1-3 Year Component, posted a +0.70% total return.1 The index measures public obligations of the U.S. Treasury with one to three years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. You can find more of the Fund’s performance data in the Performance Summary beginning on page 22.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities across the entire fixed income opportunity set, on a relative basis. When making investment decisions, we evaluate

Portfolio Composition*

Based on Total Net Assets as of 10/31/16

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.
**Rounds to less than 0.1% of total net assets.

business cycles, yield curves, and values between and within markets. Through a low duration portfolio, we seek to position the Fund to be less affected by interest rate changes than a fund with a higher duration. In addition, we may use derivative transactions, such as forwards, futures contracts and swap

1. Source: Morningstar.
The index is unmanaged and includes reinvested interest. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 56.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

agreements to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

What is the yield curve?

The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares three-month, two-year and 30-year U.S. Treasury debt.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific priceonafuturedate.

What are swap agreements?

Swap agreements, such as interest rate, fixed income total return, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

Manager’s Discussion

U.S. economic indicators were generally encouraging during the reporting period. Steady growth in the services sector created new jobs and slightly boosted employment levels. Retail sales grew for most of the period. Low energy prices pulled inflation lower. In this environment, home sales and prices grew.

From a perspective of excess returns over Treasuries, high yield corporate credit performed well. Other major fixed income sectors that delivered positive excess returns, as measured by Bloomberg Barclays indexes, included emerging markets, corporate loans and U.S. investment-grade corporate bonds.

During the period, the Fund’s senior secured floating rate loans and high yield corporate credit exposure benefited performance. Our exposure to non-agency residential mortgage-backed securities and commercial mortgage-backed securities (CMBS) also contributed to results. In contrast, the Fund’s exposure to foreign currency and investment-grade corporate bonds detracted from results. Our exposure to non-U.S. yield curves also hurt Fund performance.

Dividend Distributions*
11/1/15–10/31/16
	Dividend per Share (cents)
				Advisor
Month	Class A	Class C	Class R6	Class
November	2.1509	1.8126	2.4784	2.3689
December**	8.5987	8.2618	8.9311	8.8224
January	1.1178	0.9466	1.2845	1.2292
February	0.9289	0.7290	1.1237	1.0577
March	1.2919	1.0006	1.5989	1.4766
April	0.6957	0.5351	0.8688	0.7998
May	1.0150	0.7992	1.2467	1.1533
June	0.4961	0.3982	0.6001	0.5587
July	0.6996	0.5908	0.8389	0.7833
August	0.4161	0.3397	0.4977	0.4652
September	0.9898	0.8009	1.2224	1.1228
October	1.8268	1.4891	1.9105	2.0440
Total	20.2273	17.7036	22.6017	21.8819

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**Includes an additional 4.36 cent per share distribution to meet excise tax requirements.

At period-end, we were overweighted compared to the benchmark in many of the credit sectors, including corporate credit and securitized products, based on our belief that valuations remained relatively attractive on a longer term basis. Over the period, we increased our exposure to Treasury inflation protected securities, certain Treasury positions and floating rate loans. We decreased our exposures to CMBS, asset-backed securities and select international bonds.

During the period, the portfolio utilized derivatives, including credit default and currency swaps, currency forwards, Treasury futures, interest rate swaps and currency and credit default swap options, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates,

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FRANKLIN LOW DURATION TOTAL RETURN FUND

countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where portfolio securities are readily available, the cost difference in normal market conditions may be small.

Thank you for your continued participation in Franklin Low Duration Total Return Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

Performance Summary as of October 31, 2016

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 10/31/161

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual	Average Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (9/30/16)[4]
A
1-Year	+1.88%	-0.43%	-0.28%
5-Year	+7.98%	+1.08%	+1.27%
10-Year	+35.02%	+2.81%	+2.86%
Advisor[5]
1-Year	+2.14%	+2.14%	+2.31%
5-Year	+9.37%	+1.81%	+1.99%
10-Year	+38.13%	+3.28%	+3.32%

	Distribution	30-Day Standardized Yield[7]
Share Class	Rate[6]	(with waiver)	(without waiver)

A	2.17%	1.25%	1.09%

Advisor	2.47%	1.52%	1.37%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 24 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 24 for Performance Summary footnotes.

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FRANKLIN LOW DURATION TOTAL RETURN FUND
PERFORMANCE SUMMARY

Total Annual Operating Expenses[10]
Share Class	With Waiver	Without Waiver
A	0.82%	0.97%
Advisor[5]	0.57%	0.72%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus

All investments involve risks, including possible loss of principal. Investors should be aware that the Fund’s share price and yield will fluctuate with market conditions. The Fund should not be considered an alternative to money market funds or certificates of deposit (CDs). The floating rate loans and debt securities in which the Fund invests tend to be rated below investment grade. Investing in higher yielding, lower rated, floating rate loans and debt securities involves greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. Interest earned on floating rate loans varies with changes in prevailing interest rates. Therefore, while floating rate loans offer higher interest income when interest rates rise, they will also generate less income when interest rates decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 2/28/17. The Fund also has a fee waiver associated with any investments it makes in a Franklin
Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Effective 5/15/08, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +27.19% and
+2.88%.
6. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Advisor Class) per share on 10/31/16.
7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
8. Source: Morningstar. The Bloomberg Barclays U.S. Government/Credit Index: 1-3 Year Component includes dollar-denominated investment grade corporate debt and non-native currency agency and local authority debt, sovereign, supranational, and taxable municipal debt, public obligations of the U.S. Treasury with at least one year up to, but not including, three years to final maturity, and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.
9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 5/1/16	Value 10/31/16	5/1/16–10/31/16[1,2]	Value 10/31/16	5/1/16–10/31/16[1,2]	Ratio[2]
A	$1,000	$1,014.80	$4.05	$1,021.11	$4.06	0.80%
C	$1,000	$1,012.70	$6.07	$1,019.10	$6.09	1.20%
R6	$1,000	$1,016.60	$2.13	$1,023.03	$2.14	0.42%
Advisor	$1,000	$1,016.40	$2.79	$1,022.77	$2.80	0.55%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Total Return Fund

This annual report for Franklin Total Return Fund covers the fiscal year ended October 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide high current income, consistent with preservation of capital. Capital appreciation over the long term is a secondary goal. The Fund invests at least 80% of its assets in investment-grade debt securities and investments. The Fund currently focuses on government and corporate debt securities and mortgage- and asset-backed securities.

Performance Overview

The Fund’s Class A shares produced a +3.53% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index posted a +4.14% total return.1 The index measures the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 29.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We seek to invest in a combination of fixed income securities, predominantly from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a relative basis. The Fund may also invest up to 20% of its total assets in noninvestment-grade debt securities. In addition, we may use derivative transactions, such as currency and cross-currency forwards, futures contracts and swap agreements, to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.
**Rounds to less than 0.1% of total net assets.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

1. Source: Morningstar.
The index is unmanaged and includes reinvested interest. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amounts, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of
Investments (SOI). The Consolidated SOI begins on page 84.

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What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific priceonafuturedate.

What are swap agreements?

Swap agreements, such as interest rate, fixed income total return, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

Manager’s Discussion

U.S. economic indicators were generally encouraging during the reporting period. Steady growth in the services sector created new jobs and slightly boosted employment levels. Retail sales grew for most of the period. Low energy prices pulled inflation lower. In this environment, home sales and prices grew.

From a perspective of excess returns over Treasuries, high yield corporate credit performed well. Other major fixed income sectors that delivered positive excess returns, as measured by Bloomberg Barclays indexes, included emerging markets, corporate loans and U.S. investment-grade corporate bonds.

During the period, the Fund’s exposure to non-U.S. yield curves contributed to performance. The Fund’s exposure to senior secured floating rate loans, below investment-grade corporate bonds and residential mortgage-backed securities also aided results. In contrast, the Fund’s defensive U.S. yield curve positioning was a detractor as yield curve movements had a negative impact on the Fund relative to its benchmark. The Fund’s exposure to foreign currencies and investment-grade corporate bonds also detracted from performance.

At period-end, we were overweighted compared to the benchmark in many of the credit sectors, including corporate credit and most securitized products, based on our belief that valuations remained relatively attractive on a longer term basis. Over the period, we increased our exposure to certain Treasury positions, Treasury inflation protected securities and corporate

Dividend Distributions*
11/1/15–10/31/16
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
November	3.2070	2.8646	2.9920	3.5813	3.4054
December**	17.0009	16.6524	16.7844	17.3772	17.2315
January	0.8366	0.7061	0.7543	0.9691	0.9200
February	1.1923	1.0145	1.0814	1.3752	1.3066
March	1.2066	0.9925	1.0730	1.4147	1.3433
April	0.4785	0.4025	0.4303	0.5533	0.5282
May	0.8027	0.6610	0.7144	0.9401	0.8931
June	0.4234	0.3573	0.3822	0.4871	0.4657
July	0.5174	0.3967	0.4423	0.6347	0.5951
August	0.4150	0.3371	0.3664	0.4860	0.4647
September	0.6227	0.5322	0.5666	0.7085	0.6801
October	1.1194	0.9745	1.0341	1.2494	1.2106
Total	27.8225	25.8914	26.6214	29.7766	29.0443

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**Includes an additional 10.5 cent per share distribution to meet excise tax requirements.

What is the yield curve?

The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares three-month, two-year and 30-year U.S. Treasury debt.

loans. We decreased our exposure to international bonds, commercial mortgage-backed securities and municipal bonds as we found better relative opportunities.

During the period, the portfolio utilized derivatives, including credit default and currency swaps, currency forwards, Treasury futures, interest rate swaps, inflation index swaps, and currency and credit default swap options, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where portfolio securities are readily available, the cost difference in normal market conditions may be small.

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FRANKLIN TOTAL RETURN FUND

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

Thank you for your continued participation in Franklin Total Return Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN TOTAL RETURN FUND

Performance Summary as of October 31, 2016

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 10/31/161

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual	Average Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (9/30/16)[4]
A
1-Year	+3.53%	-0.88%	+0.50%
5-Year	+17.19%	+2.33%	+2.75%
10-Year	+56.76%	+4.15%	+4.29%
Advisor
1-Year	+3.75%	+3.75%	+5.24%
5-Year	+18.70%	+3.49%	+3.88%
10-Year	+60.85%	+4.87%	+5.01%

	Distribution	30-Day Standardized Yield[6]
Share Class	Rate[5]	(with waiver) (without waiver)
A	1.30%	2.15%	2.13%
Advisor	1.46%	2.50%	2.48%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 31 for Performance Summary footnotes.

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FRANKLIN TOTAL RETURN FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 31 for Performance Summary footnotes.

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			FRANKLIN TOTAL RETURN FUND
			PERFORMANCE SUMMARY

Total Annual Operating Expenses[9]
Share Class	With Waiver	Without Waiver
A	0.91%	0.94%
Advisor	0.66%	0.69%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield.
Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) on an amount that exceeds the Fund’s initial investment. The
Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 2/28/17. The Fund also has a fee waiver associated with any investments it makes in a Franklin
Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Advisor Class) per share on 10/31/16.
6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
7. Source: Morningstar. The Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.
8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI), is a commonly used measure of the inflation rate.
9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN TOTAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 5/1/16	Value 10/31/16	5/1/16–10/31/16[1,2]	Value 10/31/16	5/1/16–10/31/16[1,2]	Ratio[2]
A	$1,000	$1,022.50	$4.27	$1,020.91	$4.27	0.84%
C	$1,000	$1,020.90	$6.30	$1,018.90	$6.29	1.24%
R	$1,000	$1,021.10	$5.54	$1,019.66	$5.53	1.09%
R6	$1,000	$1,025.00	$2.34	$1,022.82	$2.34	0.46%
Advisor	$1,000	$1,023.80	$3.00	$1,022.17	$3.00	0.59%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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		FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Adjustable U.S. Government Securities Fund
		Year Ended October 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.55	$8.67	$8.72	$8.90	$8.84
Income from investment operations[a]:
Net investment income	0.025	0.019	0.043	0.048	0.078
Net realized and unrealized gains (losses)	(0.053)	(0.040)	0.006	(0.098)	0.117
Total from investment operations	(0.028)	(0.021)	0.049	(0.050)	0.195
Less distributions from net investment income	(0.122)	(0.099)	(0.099)	(0.130)	(0.135)
Net asset value, end of year.	$8.40	$8.55	$8.67	$8.72	$8.90

Total return[b]	(0.32)%	(0.24)%	0.56%	(0.56)%	2.22%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.92%	0.91%	0.93%	0.87%	0.87%
Expenses net of waiver and payments by affiliates	0.91%[c]	0.91%[c,d]	0.93%[c,d]	0.87%	0.87%
Net investment income	0.43%	0.39%	0.48%	0.63%	0.91%

Supplemental data
Net assets, end of year (000’s)	$667,671	$848,918	$1,058,838	$1,105,674	$1,308,971
Portfolio turnover rate	11.49%	9.98%	14.18%	8.66%	9.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)
	Year Ended October 31,
	2016	2015	2014 [a]
Class A1
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.54	$8.67	$8.68
Income from investment operations[b]:
Net investment income	0.049	0.046	0.018
Net realized and unrealized gains (losses)	(0.054)	(0.062)	0.010
Total from investment operations.	(0.005)	(0.016)	0.028
Less distributions from net investment income	(0.135)	(0.114)	(0.038)
Net asset value, end of year	$8.40	$8.54	$8.67

Total return[c]	(0.05)%	(0.19)%	0.32%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	0.77%	0.75%	0.78%
Expenses net of waiver and payments by affiliates	0.76%[e]	0.75%[e,f]	0.78%[e,f]
Net investment income.	0.58%	0.55%	0.63%

Supplemental data
Net assets, end of year (000’s)	$160,469	$198,670	$253,021
Portfolio turnover rate	11.49%	9.98%	14.18%

aFor the period June 18, 2014 (effective date) to October 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

34 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)
		Year Ended October 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.54	$8.66	$8.71	$8.90	$8.83
Income from investment operations[a]:
Net investment income (loss)	(0.011)	(0.013)	(0.004)	0.006	0.042
Net realized and unrealized gains (losses)	(0.041)	(0.043)	0.018	(0.101)	0.128
Total from investment operations	(0.052)	(0.056)	0.014	(0.095)	0.170
Less distributions from net investment income	(0.088)	(0.064)	(0.064)	(0.095)	(0.100)
Net asset value, end of year.	$8.40	$8.54	$8.66	$8.71	$8.90

Total return[b]	(0.61)%	(0.65)%	0.16%	(1.07)%	1.93%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.32%	1.31%	1.33%	1.27%	1.27%
Expenses net of waiver and payments by affiliates	1.31%[c]	1.31%[c,d]	1.33%[c,d]	1.27%	1.27%
Net investment income (loss)	0.03%	(0.01)%	0.08%	0.23%	0.51%

Supplemental data
Net assets, end of year (000’s)	$266,186	$336,254	$428,031	$603,067	$794,201
Portfolio turnover rate	11.49%	9.98%	14.18%	8.66%	9.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)
		Year Ended October 31,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.55	$8.68	$8.73	$8.72
Income from investment operations[b]:
Net investment income.	0.066	0.013	0.088 [c]	0.008
Net realized and unrealized gains (losses)	(0.053)	(0.010)	(0.009)	0.018
Total from investment operations	0.013	0.003	0.079	0.026
Less distributions from net investment income	(0.153)	(0.133)	(0.129)	(0.016)
Net asset value, end of year	$8.41	$8.55	$8.68	$8.73

Total return[d]	0.15%	0.03%	0.92%	0.30%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.56%	0.53%	0.56%	0.53%
Expenses net of waiver and payments by affiliates	0.55%[f]	0.53%[f,g]	0.56%[f,g]	0.53%
Net investment income	0.79%	0.77%	0.85%	0.97%

Supplemental data
Net assets, end of year (000’s)	$2,374	$2,176	$7,193	$335
Portfolio turnover rate	11.49%	9.98%	14.18%	8.66%

aFor the period September 20, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

36 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)
		Year Ended October 31,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.55	$8.68	$8.73	$8.91	$8.85
Income from investment operations[a]:
Net investment income	0.046	0.040	0.068	0.073	0.107
Net realized and unrealized gains (losses)	(0.043)	(0.049)	0.003	(0.101)	0.111
Total from investment operations	0.003	(0.009)	0.071	(0.028)	0.218
Less distributions from net investment income	(0.143)	(0.121)	(0.121)	(0.152)	(0.158)
Net asset value, end of year.	$8.41	$8.55	$8.68	$8.73	$8.91

Total return	0.05%	(0.11)%	0.82%	(0.31)%	2.48%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.67%	0.66%	0.68%	0.62%	0.62%
Expenses net of waiver and payments by affiliates	0.66%[b]	0.66%[b,c]	0.68%[b,c]	0.62%	0.62%
Net investment income	0.68%	0.64%	0.73%	0.88%	1.16%

Supplemental data
Net assets, end of year (000’s)	$227,599	$308,683	$416,854	$411,228	$437,540
Portfolio turnover rate	11.49%	9.98%	14.18%	8.66%	9.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBenefit of expense reduction rounds to less than 0.01%.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2016
Franklin Adjustable U.S. Government Securities Fund
	Principal
	Amount	Value

Mortgage-Backed Securities 97.5%
[a] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 24.4%
FHLMC, 2.361%, 1/01/36	$6,809,008	$7,232,498
FHLMC, 2.594%, 9/01/35	11,193,783	11,745,011
FHLMC, 1.94% - 2.657%, 2/01/18 - 5/01/37	11,461,137	12,103,866
FHLMC, 2.67% - 2.689%, 2/01/36 - 4/01/37	12,179,120	12,902,187
FHLMC, 2.708%, 12/01/35.	6,040,446	6,356,706
FHLMC, 2.739%, 4/01/38	6,809,650	7,177,336
FHLMC, 2.754%, 4/01/34	11,645,091	12,352,108
FHLMC, 2.696% - 2.764%, 8/01/33 - 8/01/37	11,615,880	12,304,989
FHLMC, 2.767%, 12/01/35.	6,291,831	6,674,498
FHLMC, 2.801%, 9/01/37	38,396,231	40,850,721
FHLMC, 2.775% - 2.809%, 12/01/34 - 11/01/37	12,098,610	12,824,944
FHLMC, 2.821%, 12/01/35.	6,998,125	7,434,849
FHLMC, 2.824%, 3/01/37	6,293,799	6,661,089
FHLMC, 2.814% - 2.83%, 11/01/35 - 12/01/37	10,254,584	10,859,211
FHLMC, 2.845%, 11/01/35.	5,625,302	5,951,038
FHLMC, 2.83% - 2.847%, 11/01/36 - 10/01/38	11,331,640	11,979,955
FHLMC, 2.847% - 2.877%, 4/01/34 - 4/01/40	11,272,073	11,940,249
FHLMC, 2.91%, 11/01/37	7,839,275	8,264,881
FHLMC, 2.92%, 9/01/36	6,865,053	7,315,344
FHLMC, 2.933%, 7/01/35	15,800,723	16,866,234
FHLMC, 2.881% - 2.949%, 6/01/35 - 5/01/40	12,189,998	12,915,406
FHLMC, 2.952% - 2.977%, 8/01/34 - 9/01/37	9,209,933	9,784,734
FHLMC, 2.982%, 9/01/38	7,348,092	7,803,172
FHLMC, 3.007%, 10/01/41.	7,744,304	8,155,117
FHLMC, 2.994% - 3.03%, 6/01/35 - 11/01/41	12,251,482	12,953,242
FHLMC, 3.046%, 11/01/40.	8,758,658	9,298,031
FHLMC, 3.086%, 6/01/37	14,224,395	15,105,917
FHLMC, 3.126%, 1/01/37	6,867,076	7,300,720
FHLMC, 3.058% - 4.018%, 8/01/34 - 9/01/37	9,365,595	9,964,961
		323,079,014
[a] Federal National Mortgage Association (FNMA) Adjustable Rate 73.0%
FNMA, 1.24% - 1.943%, 7/01/17 - 11/01/44	11,552,581	11,878,891
FNMA, 1.943% - 2.18%, 2/01/17 - 3/01/43	12,015,526	12,497,572
FNMA, 2.281%, 1/01/36	6,964,297	7,297,575
FNMA, 2.18% - 2.325%, 7/01/17 - 11/01/42	11,601,496	12,073,459
FNMA, 2.327% - 2.40%, 11/01/17 - 2/01/43	12,482,674	12,987,691
FNMA, 2.40% - 2.45%, 10/01/17 - 2/01/37	12,059,992	12,594,488
FNMA, 2.455%, 12/01/34	10,668,008	11,201,308
FNMA, 2.451% - 2.474%, 5/01/19 - 12/01/39	12,397,770	12,916,383
FNMA, 2.475% - 2.495%, 9/01/19 - 4/01/37	12,097,443	12,676,822
FNMA, 2.495% - 2.511%, 5/01/17 - 9/01/38	12,516,816	13,112,083
FNMA, 2.537%, 3/01/35	5,586,742	5,883,090
FNMA, 2.511% - 2.543%, 2/01/17 - 12/01/39	12,460,318	13,093,300
FNMA, 2.543% - 2.58%, 5/01/18 - 1/01/42	12,459,701	13,087,482
FNMA, 2.58% - 2.597%, 9/01/19 - 1/01/38	11,012,183	11,587,781
FNMA, 2.601%, 2/01/36	13,216,324	13,879,098
FNMA, 2.607%, 3/01/38	7,400,697	7,831,602
FNMA, 2.598% - 2.612%, 2/01/18 - 12/01/37	11,552,984	12,156,041
FNMA, 2.612% - 2.624%, 3/01/18 - 11/01/37	12,393,755	13,066,427
FNMA, 2.624% - 2.638%, 6/01/19 - 1/01/39	12,424,674	13,074,551
FNMA, 2.638% - 2.65%, 12/01/18 - 7/01/38	12,625,433	13,223,926

38 Annual Report

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Adjustable U.S. Government Securities Fund (continued)
	Principal
	Amount	Value

Mortgage-Backed Securities (continued)
[a] Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
FNMA, 2.651%, 5/01/39	$11,072,921	$11,676,237
FNMA, 2.66%, 1/01/38	9,034,442	9,494,322
FNMA, 2.65% - 2.664%, 5/01/22 - 4/01/38	7,944,270	8,331,660
FNMA, 2.664% - 2.669%, 2/01/19 - 4/01/36	12,650,607	13,210,059
FNMA, 2.67% - 2.672%, 9/01/25 - 1/01/38	9,405,351	9,911,861
FNMA, 2.672% - 2.675%, 9/01/22 - 10/01/37	9,135,746	9,630,180
FNMA, 2.675% - 2.682%, 10/01/18 - 7/01/40	12,028,424	12,736,228
FNMA, 2.682% - 2.696%, 9/01/20 - 1/01/41	12,473,057	13,116,992
FNMA, 2.696% - 2.702%, 10/01/22 - 9/01/39	10,148,972	10,720,549
FNMA, 2.702% - 2.722%, 12/01/19 - 5/01/38	12,550,377	13,208,684
FNMA, 2.722% - 2.731%, 3/01/18 - 2/01/41	12,135,488	12,773,736
FNMA, 2.739%, 2/01/36	8,103,507	8,547,551
FNMA, 2.731% - 2.74%, 12/01/20 - 9/01/39	11,362,116	11,947,603
FNMA, 2.749%, 10/01/35	5,763,395	6,098,829
FNMA, 2.74% - 2.754%, 6/01/17 - 3/01/41	11,564,846	12,188,647
FNMA, 2.755% - 2.768%, 12/01/17 - 3/01/38	8,809,080	9,313,285
FNMA, 2.768% - 2.773%, 6/01/19 - 8/01/37	10,121,076	10,693,208
FNMA, 2.774%, 5/01/36	29,595,373	31,378,249
FNMA, 2.773% - 2.782%, 10/01/18 - 3/01/40	9,430,570	9,951,657
FNMA, 2.794%, 1/01/39	8,145,455	8,575,072
FNMA, 2.782% - 2.795%, 1/01/18 - 4/01/40	10,822,274	11,427,107
FNMA, 2.796%, 1/01/36	7,877,532	8,318,614
FNMA, 2.795% - 2.80%, 12/01/17 - 8/01/37	10,363,831	10,923,165
FNMA, 2.80%, 11/01/34	8,321,258	8,766,198
FNMA, 2.80% - 2.808%, 1/01/19 - 5/01/38	11,182,856	11,762,925
FNMA, 2.813%, 3/01/35	11,945,730	12,638,389
FNMA, 2.808% - 2.824%, 1/01/18 - 9/01/39	9,569,386	10,089,259
FNMA, 2.824% - 2.829%, 3/01/19 - 4/01/40	11,514,686	12,202,374
FNMA, 2.831%, 2/01/36	7,627,716	8,052,567
FNMA, 2.829% - 2.837%, 3/01/24 - 7/01/42	12,358,383	13,068,785
FNMA, 2.838% - 2.845%, 9/01/23 - 5/01/39	11,584,190	12,276,176
FNMA, 2.852%, 3/01/37	8,546,643	9,023,771
FNMA, 2.845% - 2.859%, 3/01/19 - 9/01/37	12,112,178	12,807,670
FNMA, 2.86% - 2.867%, 8/01/28 - 1/01/42	12,397,081	13,069,762
FNMA, 2.871%, 9/01/37	5,683,323	6,022,763
FNMA, 2.875%, 8/01/35	5,598,425	5,938,457
FNMA, 2.88%, 9/01/39	5,671,105	6,001,399
FNMA, 2.867% - 2.881%, 8/01/19 - 10/01/38	11,321,704	11,921,824
FNMA, 2.881% - 2.901%, 2/01/24 - 5/01/38	11,323,988	11,927,401
FNMA, 2.906%, 3/01/41	9,934,197	10,523,747
FNMA, 2.902% - 2.916%, 4/01/18 - 7/01/42	12,530,921	13,212,155
FNMA, 2.917%, 9/01/36	6,601,270	6,920,619
FNMA, 2.923%, 12/01/36	10,237,567	10,846,240
FNMA, 2.929%, 7/01/40	7,912,348	8,387,172
FNMA, 2.917% - 2.937%, 6/01/19 - 11/01/39	10,906,994	11,498,014
FNMA, 2.937% - 2.942%, 8/01/33 - 8/01/39	11,238,313	11,908,729
FNMA, 2.947%, 2/01/43	7,073,140	7,485,476
FNMA, 2.942% - 2.95%, 11/01/24 - 9/01/36	11,845,730	12,531,759
FNMA, 2.955%, 5/01/40	7,538,725	8,003,171
FNMA, 2.95% - 2.97%, 1/01/19 - 4/01/41.	12,408,001	13,084,071
FNMA, 2.972%, 11/01/35	5,453,059	5,751,956

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Annual Report

39

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Adjustable U.S. Government Securities Fund (continued)
	Principal
	Amount	Value

Mortgage-Backed Securities (continued)
[a] Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
FNMA, 2.972% - 2.98%, 8/01/22 - 5/01/48	$11,922,182	$12,642,595
FNMA, 2.987%, 6/01/35	6,239,596	6,598,132
FNMA, 2.98% - 2.997%, 11/01/25 - 4/01/44	12,195,545	12,883,531
FNMA, 2.998% - 3.014%, 12/01/16 - 10/01/41	12,512,629	13,217,257
FNMA, 3.014% - 3.027%, 8/01/26 - 8/01/37	12,470,483	13,166,898
FNMA, 3.038%, 1/01/37	8,598,442	9,120,843
FNMA, 3.028% - 3.05%, 5/01/18 - 11/01/37	12,058,988	12,750,959
FNMA, 3.059%, 11/01/34	7,352,879	7,789,208
FNMA, 3.05% - 3.066%, 7/01/17 - 5/01/48	11,465,845	12,102,427
FNMA, 3.067%, 1/01/36	7,252,290	7,708,716
FNMA, 3.067% - 3.106%, 9/01/17 - 3/01/47	10,677,028	11,243,472
FNMA, 3.107% - 3.193%, 6/01/17 - 10/01/40	12,097,981	12,785,823
FNMA, 3.334%, 4/01/34	29,280,214	31,116,247
FNMA, 3.199% - 3.633%, 7/01/17 - 11/01/46	12,451,095	13,155,505
FNMA, 3.634% - 7.67%, 7/01/17 - 3/01/38	4,333,534	4,461,055
		966,758,562
[a] Government National Mortgage Association (GNMA) Adjustable Rate 0.1%
GNMA, 1.875% - 2.125%, 9/20/33 - 5/20/36.	1,515,940	1,559,734
Total Mortgage-Backed Securities (Cost $1,282,882,940)		1,291,397,310

	Shares

Short Term Investments (Cost $26,812,763) 2.0%
Money Market Funds 2.0%
[b,c] Institutional Fiduciary Trust Money Market Portfolio.	26,812,763	26,812,763
Total Investments (Cost $1,309,695,703) 99.5%		1,318,210,073
Other Assets, less Liabilities 0.5%		6,087,946
Net Assets 100.0%		$1,324,298,019

See Abbreviations on page 140.

aThe coupon rate shown represents the rate at period end.
bNon-income producing.
cSee Note 3(f) regarding investments in affiliated management investment companies.

40 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Floating Rate Daily Access Fund
		Year Ended October 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.61	$9.04	$9.20	$9.11	$8.89
Income from investment operations[a]:
Net investment income	0.401	0.406	0.335	0.333	0.403
Net realized and unrealized gains (losses)	0.228	(0.434)	(0.160)	0.088	0.225
Total from investment operations	0.629	(0.028)	0.175	0.421	0.628
Less distributions from net investment income	(0.399)	(0.402)	(0.335)	(0.331)	(0.408)
Net asset value, end of year.	$8.84	$8.61	$9.04	$9.20	$9.11

Total return[b]	7.60%	(0.37)%	1.91%	4.69%	7.22%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.88%	0.85%	0.84%	0.83%	0.90%
Expenses net of waiver and payments by affiliates	0.86%[c]	0.84%[c]	0.82%[c]	0.83%[c,d]	0.90%
Net investment income	4.72%	4.55%	3.64%	3.60%	4.52%

Supplemental data
Net assets, end of year (000’s)	$1,359,862	$1,553,100	$1,874,867	$1,991,138	$1,295,166
Portfolio turnover rate	34.10%	46.72%	83.93%	42.72%	80.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 41

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)
		Year Ended October 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.61	$9.05	$9.20	$9.11	$8.89
Income from investment operations[a]:
Net investment income	0.366	0.369	0.298	0.296	0.368
Net realized and unrealized gains (losses)	0.229	(0.443)	(0.150)	0.088	0.224
Total from investment operations	0.595	(0.074)	0.148	0.384	0.592
Less distributions from net investment income	(0.365)	(0.366)	(0.298)	(0.294)	(0.372)
Net asset value, end of year.	$8.84	$8.61	$9.05	$9.20	$9.11

Total return[b]	7.18%	(0.87)%	1.62%	4.28%	6.79%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.28%	1.25%	1.24%	1.23%	1.30%
Expenses net of waiver and payments by affiliates	1.26%[c]	1.24%[c]	1.22%[c]	1.23%[c,d]	1.30%
Net investment income	4.32%	4.15%	3.24%	3.20%	4.12%

Supplemental data
Net assets, end of year (000’s)	$551,726	$627,805	$742,602	$765,839	$431,818
Portfolio turnover rate	34.10%	46.72%	83.93%	42.72%	80.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

42 Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN INVESTORS SECURITIES TRUST
		FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)
		Year Ended October 31,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.60	$9.05	$9.21	$9.21
Income from investment operations[b]:
Net investment income.	0.422	0.437	0.364	0.175
Net realized and unrealized gains (losses)	0.245	(0.457)	(0.159)	(0.001)
Total from investment operations	0.667	(0.020)	0.205	0.174
Less distributions from net investment income	(0.427)	(0.430)	(0.365)	(0.174)
Net asset value, end of year	$8.84	$8.60	$9.05	$9.21

Total return[c]	7.96%	(0.16)%	2.36%	1.80%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	0.53%	0.72%	0.52%	0.51%
Expenses net of waiver and payments by affiliates	0.51%[e]	0.51%[e]	0.50%[e]	0.51%[e,f]
Net investment income	5.07%	4.88%	3.96%	3.92%

Supplemental data
Net assets, end of year (000’s)	$12,333	$7	$465	$1,339
Portfolio turnover rate	34.10%	46.72%	83.93%	42.72%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 43

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)
		Year Ended October 31,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.61	$9.05	$9.20	$9.11	$8.89
Income from investment operations[a]:
Net investment income	0.422	0.427	0.358	0.355	0.426
Net realized and unrealized gains (losses)	0.239	(0.443)	(0.150)	0.089	0.225
Total from investment operations	0.661	(0.016)	0.208	0.444	0.651
Less distributions from net investment income	(0.421)	(0.424)	(0.358)	(0.354)	(0.431)
Net asset value, end of year.	$8.85	$8.61	$9.05	$9.20	$9.11

Total return	8.00%	(0.23)%	2.28%	4.95%	7.49%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.63%	0.60%	0.59%	0.58%	0.65%
Expenses net of waiver and payments by affiliates	0.61%[b]	0.59%[b]	0.57%[b]	0.58%[b,c]	0.65%
Net investment income	4.97%	4.80%	3.89%	3.85%	4.77%

Supplemental data
Net assets, end of year (000’s)	$1,108,692	$1,405,281	$2,019,477	$2,374,914	$739,974
Portfolio turnover rate	34.10%	46.72%	83.93%	42.72%	80.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBenefit of expense reduction rounds to less than 0.01%.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.

44 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2016
Franklin Floating Rate Daily Access Fund
	Country	Shares	Value

Common Stocks (Cost $13,170,468) 0.0%†
Coal & Consumable Fuels 0.0%†
[a,b] Warrior Met Coal LLC, A.	United States	6,893	$1,550,925

		Principal
		Amount*

Corporate Bonds (Cost $532,432) 0.0%†
Aerospace & Defense 0.0%†
[c,d] Erickson Air-Crane Inc., Purchase Price Notes, 6.00%, 11/02/20.	United States	$532,431	55,695
[e,f] Senior Floating Rate Interests 85.9%
Aerospace & Defense 1.7%
Delos Finance S.A.R.L. (ILFC), Loans, 3.588%, 3/06/21.	United States	23,200,000	23,391,400
Doncasters U.S. Finance LLC,
Second Lien Term Loan, 9.50%, 10/09/20	United States	6,608,226	6,244,773
Term B Loans, 4.50%, 4/09/20	United States	18,580,788	18,470,474
Leidos (Abacus Innovations Corp.), B Term Loan, 3.284%, 8/16/23	United States	3,327,433	3,357,590
			51,464,237
Agricultural Products 0.1%
Allflex Holdings III Inc., Second Lien Initial Term Loan, 8.00%, 7/19/21.	United States	2,287,774	2,284,915
Air Freight & Logistics 0.5%
XPO Logistics Inc., Refinancing Term Loans, 4.25%, 10/30/21	United States	15,014,771	15,133,012
Airlines 2.1%
[g] Air Canada, Term Loan, 3.614%, 10/06/23	Canada	17,986,185	18,064,874
American Airlines Inc.,
2015 Term Loans, 3.25%, 6/27/20	United States	4,285,738	4,296,787
Class B Term Loans, 3.50%, 4/28/23	United States	14,768,712	14,804,482
Flying Fortress Inc. (ILFC), New Loan, 3.588%, 4/30/20	United States	11,584,329	11,680,259
U.S. Airways Inc., Tranche B1 Term Loan, 3.50%, 5/23/19	United States	14,489,807	14,528,292
			63,374,694
Aluminum 0.5%
Novelis Inc., Initial Term Loan, 4.00% - 4.088%, 6/02/22.	Canada	15,168,825	15,233,292
Apparel Retail 1.7%
[g] Ascena Retail Group Inc., Tranche B Term Loan, 5.25%, 8/21/22	United States	45,831,722	44,781,396
The Men’s Wearhouse Inc., Tranche B Term Loan, 4.50%, 6/18/21	United States	8,069,109	7,974,903
			52,756,299
Auto Parts & Equipment 1.7%
FRAM Group Holdings Inc. (Autoparts Holdings), Term Loan, 7.00%, 7/29/17.	United States	15,736,445	15,260,418
TI Group Automotive Systems LLC, Initial U.S. Term Loan, 4.50%, 6/25/22	United States	36,523,701	36,645,142
			51,905,560
Broadcasting 4.5%
Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	23,059,275	16,026,196
Gray Television Inc., Term Loan B, 3.938%, 6/13/21.	United States	26,898,307	27,089,958
Media General Inc., Term B Loan, 4.00%, 7/31/20	United States	35,678,497	35,732,657
[g] Nexstar Broadcasting Group Inc., Term Loan B, 5.75%, 9/30/23	United States	14,052,229	14,125,005
Radio One Inc., Term Loan B, 5.04%, 12/31/18	United States	40,487,500	40,588,719
Sinclair Television Group Inc., Incremental Term Loan B-1, 3.50%, 7/31/21	United States	2,958,312	2,974,952
			136,537,487

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Annual Report

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)
		Principal
	Country	Amount*	Value

[e,f] Senior Floating Rate Interests (continued)
Cable & Satellite 2.9%
Charter Communications Operating LLC (CCO Safari), Term A Loan, 2.54%,
5/18/21	United States	$29,221,330	$29,093,487
CSC Holdings Inc. (Cablevision), 2016 Extended Term Loans, 3.876%, 10/11/24 .	United States	26,938,469	27,067,558
[g] UPC Financing Partnership, Facility AN, 4.08%, 8/31/24	Netherlands	8,649,087	8,704,225
Virgin Media Bristol LLC, F Facility, 3.50%, 6/30/23	United States	24,326,626	24,445,729
			89,310,999
Casinos & Gaming 2.2%
Aristocrat Technologies Inc., Term B-1 Loans, 3.631%, 10/20/21	United States	7,559,055	7,603,465
Boyd Gaming Corp., Term A Loan, 3.034%, 9/15/21	United States	5,065,198	5,042,506
[h] Cannery Casino Resorts LLC, Second Lien Term Loan, PIK (all cash), 12.50% ,
10/02/19	United States	6,616,106	6,654,698
Jack Ohio Finance LLC, Funded Term B Loans, 6.25%, 6/20/19	United States	39,485,200	39,518,091
Penn National Gaming Inc., Term A Facility Loans, 2.54%, 10/30/18	United States	6,494,485	6,482,307
			65,301,067
Coal & Consumable Fuels 2.5%
[i] Bowie Resource Holdings LLC,
First Lien Initial Term Loan, 6.75%, 8/16/20	United States	28,787,853	23,893,918
Second Lien Initial Term Loan, 11.75%, 2/16/21.	United States	4,464,778	3,683,442
Foresight Energy LLC, Term Loans, 6.50%, 8/23/20.	United States	39,247,004	37,284,654
Peabody Energy Corp., Commitment (DIP Facility), 10.00%, 4/18/17	United States	4,436,015	4,637,485
Westmoreland Coal Co., Term Loan, 7.50%, 12/16/20	United States	7,980,370	6,404,247
			75,903,746
Commodity Chemicals 2.0%
Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	58,961,412	59,108,815
Communications Equipment 1.3%
Ciena Corp.,
2016 Term Loans, 4.25%, 4/25/21	United States	6,565,231	6,598,057
Term Loan, 3.75%, 7/15/19	United States	13,626,427	13,694,559
[g] CommScope Inc., Tranche 5 Term Loan, 5.00%, 12/29/22	United States	19,363,995	19,493,252
			39,785,868
Construction & Engineering 0.1%
Ventia Pty. Ltd., Refinancing Term B Loans, 5.00%, 5/21/22	Australia	3,862,974	3,906,433
Data Processing & Outsourced Services 2.0%
[g] Global Payments Inc., Delayed Draw Term Loan (A-2), 4.75%, 10/31/21	United States	29,647,089	29,606,176
MoneyGram International Inc., Term Loan, 4.25%, 3/27/20	United States	30,991,566	30,255,516
			59,861,692
Diversified Chemicals 3.9%
The Chemours Co. LLC, Tranche B Term Loan, 3.75%, 5/12/22	United States	62,632,794	62,012,782
Ineos U.S. Finance LLC, 2018 Dollar Term Loans, 3.75%, 5/04/18	United States	24,164,535	24,234,395
[i] OCI Beaumont LLC, Term B-3 Loan, 7.75%, 8/20/19	United States	31,032,685	30,528,404
			116,775,581
Diversified Metals & Mining 1.6%
FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%, 6/30/19	Australia	49,640,303	49,663,585
Diversified Real Estate Activities 0.1%
[g] Realogy Group LLC, Term Loan A, 2.526%, 10/23/20	United States	4,044,625	4,047,052

46 Annual Report

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)
		Principal
	Country	Amount*	Value

[e,f] Senior Floating Rate Interests (continued)
Electric Utilities 2.6%
Alinta Energy Finance Pty. Ltd.,
Delayed Draw Term Commitments, 6.375%, 8/13/18	Australia	$4,723,809	$4,735,619
Term B Loans, 6.375%, 8/13/19	Australia	71,105,627	71,283,391
EFS Cogen Holdings I LLC (Linden), Term B Advance, 5.25%, 6/28/23	United States	3,231,473	3,267,827
			79,286,837
Electronic Equipment & Instruments 0.0%†
Zebra Technologies Corp., Refinancing Term Loan, 4.089%, 10/27/21	United States	568,101	574,729
Forest Products 2.9%
Appvion Inc., Term Loan, 6.25%, 6/28/19	United States	19,632,956	18,945,803
Caraustar Industries Inc.,
Term Loan B, 8.00%, 5/01/19.	United States	30,815,550	31,154,521
Term Loan C, 8.00%, 5/01/19	United States	36,992,922	37,399,844
			87,500,168
General Merchandise Stores 0.4%
Dollar Tree Inc.,
Term A-1 Loans, 2.25%, 7/06/20	United States	10,482,777	10,466,319
Term B-3 Loans, 3.00%, 7/06/22	United States	2,392,014	2,418,924
			12,885,243
Health Care Distributors 0.5%
Team Health Inc., New Tranche B Term Loan, 3.838%, 11/23/22	United States	14,987,047	15,068,921
Health Care Equipment 1.3%
Carestream Health Inc.,
Second Lien Loan, 9.50%, 12/07/19	United States	16,900,077	15,041,068
Term Loan, 5.00%, 6/07/19	United States	6,704,803	6,251,028
Mallinckrodt International Finance SA, Initial Term B Loan, 3.338%, 3/19/21.	Luxembourg	17,602,019	17,596,528
			38,888,624
Health Care Facilities 3.0%
Amsurg Corp., Initial Term Loan, 3.50%, 7/16/21	United States	28,969,347	29,010,078
Community Health Systems Inc., 2018 Term F Loans, 4.083%, 12/31/18	United States	64,540,508	63,238,145
			92,248,223
Health Care Services 0.2%
DaVita Healthcare Partners Inc., Tranche A Term Loan, 2.284%, 6/24/19	United States	7,343,750	7,355,684
Household Products 0.3%
Spectrum Brands Inc.,
Initial Term Loans, 3.50% - 5.25%, 6/23/22	United States	8,363,331	8,422,402
[g] Term Loans, 5.00%, 6/23/22	United States	711,861	719,572
			9,141,974
Independent Power Producers & Energy Traders 3.9%
Calpine Construction Finance Co. LP, Term B-1 Loan, 3.09%, 5/03/20	United States	29,692,983	29,572,370
[i] Calpine Corp.,
Term Loan (B5), 3.59%, 5/27/22.	United States	19,412,307	19,480,561
Term Loan (B6), 4.00%, 1/15/23.	United States	8,932,500	8,990,561
NRG Energy Inc., Term Loans, 3.50%, 6/30/23	United States	59,458,523	59,651,763
			117,695,255

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)
		Principal
	Country	Amount*	Value

[e,f] Senior Floating Rate Interests (continued)
Industrial Machinery 4.1%
Alfred Fueling Systems Inc. (Wayne Fueling),
First Lien Initial Term Loan, 4.50%, 6/18/21	United States	$14,810,671	$14,829,184
Second Lien Initial Term Loan, 8.50%, 6/20/22.	United States	23,842,353	24,021,171
[g] Harsco Corp., Initial Term Loan, 7.50%, 11/01/23	United States	3,196,453	3,236,408
Navistar Inc., Tranche B Term Loans, 6.50%, 8/07/20	United States	47,730,838	48,088,820
Onsite Rental Group Operations Pty. Ltd., Term B Loan, 5.50%, 7/30/21	Australia	40,866,351	32,897,412
			123,072,995
Integrated Telecommunication Services 1.0%
Global Tel*Link Corp.,
[g] Second Lien Term Loan, 9.00%, 11/20/20	United States	3,209,595	3,099,265
Term Loan, 5.00%, 5/23/20	United States	7,453,634	7,262,635
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	Luxembourg	3,467,350	3,322,155
Zayo Group LLC, 2021 Term Loans, 3.75%, 5/06/21	United States	15,074,368	15,074,368
			28,758,423
Internet Software & Services 1.4%
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	35,874,942	35,452,657
[g] Rackspace Hosting Inc., Term B Loan, 6.50%, 11/03/23.	United States	5,327,421	5,365,001
			40,817,658
IT Consulting & Other Services 0.9%
Sungard Availability Services Capital Inc., Tranche B Term Loan, 6.00%, 3/29/19 .	United States	30,116,931	28,661,289
Leisure Facilities 2.4%
24 Hour Fitness Worldwide Inc., Term Loan, 4.75%, 5/28/21.	United States	28,234,148	27,740,050
Fitness International LLC, Term B Loan, 6.00%, 7/01/20	United States	45,745,851	45,831,625
			73,571,675
Leisure Products 0.8%
Scientific Games International Inc., Term B-1 Loan, 6.00%, 10/18/20.	United States	24,827,455	24,991,490
Marine 1.3%
Navios Maritime Partners LP, Initial Term Loan, 5.25%, 6/27/18.	Marshall Islands	41,154,391	37,784,875
Metal & Glass Containers 0.7%
CD&R Millennium U.S. Acquico LLC, Second Lien Initial Term Loan, 8.75%,
7/31/22	United States	22,149,800	21,872,928
Movies & Entertainment 1.1%
[g] AMC Entertainment Holdings Inc., 2016 Incremental Term Loan, 5.25%,
12/15/23	United States	1,066,907	1,063,525
[g] Lions Gate Entertainment Corp., Term Loan A, 5.00%, 10/12/21	United States	15,000,000	14,850,000
[g] Live Nation Entertainment Inc., Term B-2 Loans, 5.00%, 10/31/23	United States	6,854,958	6,872,095
Regal Cinemas Corp., Term Loan, 3.50%, 4/01/22.	United States	11,500,111	11,576,783
			34,362,403
Oil & Gas Equipment & Services 0.4%
[g] McDermott Finance LLC, Term Loan, 8.25% - 8.484%, 4/16/19	United States	10,472,292	10,577,015
Oil & Gas Exploration & Production 3.2%
Fieldwood Energy LLC, Loans, 3.875%, 10/01/18	United States	59,783,683	55,150,447
[d,i] Samson Investment Co., Second Lien Tranche I Term Loan, 5.00%, 9/25/18	United States	27,720,000	6,722,100
UTEX Industries Inc., First Lien Initial Term Loan, 5.00%, 5/21/21	United States	42,452,829	36,297,169
			98,169,716

48 Annual Report

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)
		Principal
	Country	Amount*	Value

[e,f] Senior Floating Rate Interests (continued)
Oil & Gas Storage & Transportation 1.2%
OSG Bulk Ships Inc., Initial Term Loan, 5.25%, 8/05/19	United States	$22,164,896	$21,998,659
OSG International Inc., Initial Term Loan, 5.75%, 8/05/19	United States	13,358,947	13,350,598
			35,349,257
Packaged Foods & Meats 1.0%
CSM Bakery Supplies LLC,
Second Lien Term Loan, 8.75%, 7/03/21	United States	11,591,497	10,475,815
[g] Term Loans, 5.00%, 7/03/20	United States	5,663,804	5,523,982
JBS USA LLC,
Incremental Term Loan, 3.75%, 9/18/20	United States	7,120,900	7,120,900
Initial Term Loan, 3.75%, 5/25/18	United States	7,654,383	7,663,951
			30,784,648
Personal Products 1.4%
FGI Operating Co. LLC (Freedom Group), Term B Loans, 5.50%, 4/19/19	United States	46,282,918	43,621,650
Pharmaceuticals 5.9%
Endo Luxembourg Finance Co. I S.A.R.L. and Endo, 2014 Term A Loans,
3.063%, 2/28/19	United States	12,139,860	12,200,559
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, 2015 Incremental Term
B Loans, 3.75%, 9/25/22.	United States	37,529,574	37,523,719
Grifols Worldwide Operations USA Inc., U.S. Tranche B Term Loan, 3.46%,
2/27/21	United States	33,346,085	33,679,546
[g] Horizon Pharma Inc., Incremental Term B-1 Loan, 7.00%, 5/07/21	United States	1,065,484	1,071,478
[g] RPI Finance Trust, Term A-2 Term Loan A, 4.75%, 10/14/20.	United States	9,411,460	9,362,803
Valeant Pharmaceuticals International Inc.,
[g] Series A-3 Tranche A Term Loan, 4.29%, 10/20/18.	United States	21,300,633	21,269,576
Series C-2 Tranche B Term Loan, 5.25%, 12/11/19	United States	39,421,014	39,450,580
[g] Series D-2 Tranche B Term Loan, 5.00%, 2/13/19	United States	19,126,268	19,124,566
Series F-1 Tranche B Term Loan, 5.50%, 4/01/22.	United States	3,724,808	3,731,095
			177,413,922
Restaurants 0.3%
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (Yum
Brands), Term B Loans, 3.286%, 6/16/23	United States	9,134,640	9,237,404
Semiconductor Equipment 0.1%
MKS Instruments Inc., Tranche B-1 Term Loans, 4.25%, 5/01/23.	United States	3,544,489	3,582,887
Semiconductors 3.0%
Avago Technologies Cayman Finance Ltd., Term B-3 Loans, 3.535%, 2/01/23	Singapore	26,235,875	26,539,241
MACOM Technology Solutions Holdings Inc., Initial Term Loan, 4.628%, 5/07/21 .	United States	20,222,645	20,450,150
NXP BV/NXP Funding LLC, Tranche F Loan, 3.405%, 12/07/20	United States	18,570,157	18,655,746
[g] ON Semiconductor Corp., 2016 Replacement Term Loans, 3.777%, 3/31/23	United States	25,591,427	25,769,645
			91,414,782
Specialized Consumer Services 1.1%
Avis Budget Car Rental LLC, Extended Tranche B Term Loan, 3.34%, 3/15/22	United States	7,020,237	7,082,542
Sabre GLBL Inc., Incremental Term A Loan, 3.338%, 7/18/21	United States	27,606,250	27,545,240
			34,627,782

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Annual Report

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)
		Principal
	Country	Amount*	Value

[e,f] Senior Floating Rate Interests (continued)
Specialty Chemicals 1.3%
Axalta Coating Systems U.S. Holdings Inc., 2014 Specified Refinancing Term,
3.75%, 2/01/20	United States	$12,704,080	$12,812,599
Oxbow Carbon LLC,
Second Lien Initial Term Loan, 8.00%, 1/17/20.	United States	16,364,314	16,037,027
Tranche B Term Loan, 4.25%, 7/19/19	United States	3,949,562	3,966,841
Solenis International LP and Solenis Holdings 3 LLC, Second Lien Term Loan,
7.75%, 7/31/22	United States	7,800,000	7,658,625
			40,475,092
Specialty Stores 4.1%
99 Cents Only Stores, Tranche B-2 Loan, 4.50%, 1/11/19.	United States	26,618,117	20,861,950
BJ’s Wholesale Club Inc., Second Lien 2013 (Nov) Replacement Loans, 8.50%,
3/26/20	United States	26,670,289	26,830,311
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19.	United States	46,062,867	42,723,309
PetSmart Inc., Tranche B-2 Loans, 4.00%, 3/11/22	United States	32,218,078	32,318,760
			122,734,330
Technology Distributors 1.3%
Dell International LLC, Term A-3 Loan, 2.54%, 12/31/18.	United States	37,924,006	37,941,792
Technology Hardware, Storage & Peripherals 0.3%
Western Digital Corp., Term Loan B-1, 4.50%, 4/29/23	United States	8,273,374	8,379,380
Tires & Rubber 0.3%
The Goodyear Tire & Rubber Co., Second Lien Loans, 3.86%, 4/30/19	United States	9,160,418	9,230,761
Trucking 0.8%
The Hertz Corp., Tranche B-1 Term Loan, 3.50%, 6/30/23	United States	23,304,567	23,481,426
Total Senior Floating Rate Interests
(Cost $2,648,826,612)			2,603,915,572

Asset-Backed Securities 4.8%
Other Diversified Financial Services 4.8%
[j] Apidos CDO, 2013-14A, C2, 144A, 4.85%, 4/15/25	United States	3,540,000	3,568,001
[e,j] Atrium IX, 9A, C, 144A, FRN, 4.079%, 2/28/24	United States	2,500,000	2,503,575
[e,j] Ballyrock CLO LLC, 2014-1A, B, 144A, FRN, 4.081%, 10/20/26	United States	5,200,000	5,228,184
[e,j] Carlyle Global Market Strategies CLO Ltd.,
2014-2A, A, 144A, FRN, 2.287%,5/15/25	United States	5,000,000	5,018,500
2014-4A, C, 144A, FRN, 4.03%,10/15/26	United States	6,500,000	6,519,435
[e,j] Catamaran CLO Ltd.,
2013-1A, C, 144A, FRN, 3.486%,1/27/25	United States	3,500,000	3,457,895
2014-2A, B, 144A, FRN, 3.882%,10/18/26.	United States	13,240,000	13,248,209
[e,j] Cent CLO LP,
2013-17A, B, 144A, FRN, 3.887%,1/30/25.	United States	3,850,000	3,887,153
2014-22A, B, 144A, FRN, 3.988%,11/07/26	United States	7,400,000	7,470,522
[e,j] Cumberland Park CLO Ltd., 2015-2A, C, 144A, FRN, 3.731%, 7/20/26	United States	3,850,000	3,842,300
[e,j] Eaton Vance CDO Ltd.,
2014-1A, A, 144A, FRN, 2.33%,7/15/26	United States	6,510,000	6,510,391
2014-1A, B, 144A, FRN, 2.93%,7/15/26	United States	6,510,000	6,518,007
2014-1A, C, 144A, FRN, 3.88%,7/15/26	United States	5,630,000	5,626,903
[j] Emerson Park CLO Ltd., 2013-1A, C2, 144A, 5.64%, 7/15/25	United States	3,600,000	3,639,816
[j] Flatiron CLO Ltd., 2014-1A, A1, 144A, 2.26%, 7/17/26	United States	16,400,000	16,401,312
[j] Highbridge Loan Management Ltd., 2013-2A, B2, 144A, 5.80%, 10/20/24	United States	3,500,000	3,559,045
[e,j] Limerock CLO III LLC, 2014-3A, B, 144A, FRN, 4.081%, 10/20/26	United States	6,700,000	6,703,953
[e,j] Madison Park Funding Ltd., 2016-21A, A1, 144A, FRN, 2.21%, 7/25/29	United States	17,200,000	17,193,636

50 Annual Report

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)
		Principal
	Country	Amount*	Value

Asset-Backed Securities (continued)
Other Diversified Financial Services (continued)
[e,j] Magnetite XIV Ltd., 2015-14A, A, 144A, FRN, 2.272%, 7/18/28.	United States	$3,140,000	$3,143,203
[e,j] Octagon Investment Partners 24 Ltd., 2015-1A, A1, 144A, FRN, 2.261%, 5/21/27 .	United States	3,300,000	3,297,525
[e,j] Octagon Investment Partners XVII Ltd., 2013-1A, A1, 144A, FRN, 2.212%,
10/25/25	United States	2,820,000	2,819,295
[e,j] Voya CLO Ltd.,
2013-1A, B, 144A, FRN, 3.78%,4/15/24	United States	3,850,000	3,842,377
2013-2A, B, 144A, FRN, 3.562%,4/25/25	United States	3,850,000	3,791,480
2015-1A, A1, 144A, FRN, 2.362%,4/18/27	United States	6,900,000	6,899,724
[e,j] Ziggurat CLO I Ltd., 2014-1A, C, 144A, FRN, 3.98%, 10/17/26	United States	1,340,000	1,341,246
Total Asset-Backed Securities (Cost $145,308,501)			146,031,687
Total Investments before Short Term Investments
(Cost $2,807,838,013)			2,751,553,879
		Shares

Short Term Investments (Cost $301,294,963) 10.0%
Money Market Funds 10.0%
[a,k] Institutional Fiduciary Trust Money Market Portfolio	United States	301,294,963	301,294,963
Total Investments (Cost $3,109,132,976) 100.7%			3,052,848,842
Other Assets, less Liabilities (0.7)%			(20,235,019)
Net Assets 100.0%			$3,032,613,823

See Abbreviations on page 140.

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 8 regarding restricted securities.
cSecurity has been deemed illiquid because it may not be able to be sold within seven days.
dSee Note 7 regarding defaulted securities.
eThe coupon rate shown represents the rate at period end.
fSee Note 1(i) regarding senior floating rate interests.
gA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
hIncome may be received in additional securities and/or cash.
iAt October 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.
jSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
October 31, 2016, the aggregate value of these securities was $146,031,687 representing 4.8% of net assets.
kSee Note 3(f) regarding investments in affiliated management investment companies.

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The accompanying notes are an integral part of these financial statements. | Annual Report 51

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Low Duration Total Return Fund
		Year Ended October 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.91	$10.11	$10.16	$10.29	$10.27
Income from investment operations[a]:
Net investment income	0.151	0.134	0.144	0.166	0.169
Net realized and unrealized gains (losses)	0.031	(0.135)	(0.011)	(0.032)	0.158
Total from investment operations	0.182	(0.001)	0.133	0.134	0.327
Less distributions from net investment income and net foreign
currency gains	(0.202)	(0.199)	(0.183)	(0.264)	(0.307)
Net asset value, end of year.	$9.89	$9.91	$10.11	$10.16	$10.29

Total return[b]	1.88%	(0.02)%	1.32%	1.32%	3.26%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.95%	0.96%	0.93%	0.98%	1.01%
Expenses net of waiver and payments by affiliates	0.80%[c]	0.80%[c]	0.80%[c]	0.80%[c]	0.89%
Net investment income	1.57%	1.27%	1.24%	1.25%	1.47%

Supplemental data
Net assets, end of year (000’s)	$1,524,437	$1,656,001	$1,589,854	$1,296,612	$904,878
Portfolio turnover rate	44.76%	41.28%	78.63%	64.86%	51.42%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
cBenefit of expense reduction rounds to less than 0.01%.

52 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)
		Year Ended October 31,
	2016	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.90	$10.11	$10.16	$10.29	$10.29
Income from investment operations[b]:
Net investment income	0.113	0.104	0.098	0.189	0.013
Net realized and unrealized gains (losses)	0.024	(0.145)	(0.001)	(0.090)	0.005
Total from investment operations	0.137	(0.041)	0.097	0.099	0.018
Less distributions from net investment income and net foreign
currency gains	(0.177)	(0.169)	(0.147)	(0.229)	(0.018)
Net asset value, end of year.	$9.86	$9.90	$10.11	$10.16	$10.29

Total return[c]	1.41%	(0.41)%	0.96%	0.97%	0.17%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	1.35%	1.36%	1.33%	1.38%	1.41%
Expenses net of waiver and payments by affiliates	1.20%[e]	1.20%[e]	1.20%[e]	1.20%[e]	1.29%
Net investment income	1.17%	0.87%	0.84%	0.84%	1.07%

Supplemental data
Net assets, end of year (000’s)	$218,066	$211,354	$165,952	$114,200	$1,034
Portfolio turnover rate	44.76%	41.28%	78.63%	64.86%	51.42%

aFor the period October 1, 2012 (effective date) to October 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)
		Year Ended October 31,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.95	$10.14	$10.19	$10.27
Income from investment operations[b]:
Net investment income.	0.195	0.165	0.164 [c]	0.089
Net realized and unrealized gains (losses)	0.021	(0.130)	0.003	(0.046)
Total from investment operations	0.216	0.035	0.167	0.043
Less distributions from net investment income and net foreign currency gains	(0.226)	(0.228)	(0.217)	(0.123)
Net asset value, end of year	$9.94	$9.95	$10.14	$10.19

Total return[d]	2.22%	0.37%	1.66%	0.43%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.53%	0.54%	0.55%	0.62%
Expenses net of waiver and payments by affiliates[f]	0.42%	0.42%	0.42%	0.43%
Net investment income	1.95%	1.65%	1.62%	1.61%

Supplemental data
Net assets, end of year (000’s)	$553,233	$508,675	$418,539	$943
Portfolio turnover rate	44.76%	41.28%	78.63%	64.86%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

54 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)
		Year Ended October 31,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.95	$10.14	$10.19	$10.31	$10.29
Income from investment operations[a]:
Net investment income	0.184	0.134	0.166	0.231	0.202
Net realized and unrealized gains (losses)	0.025	(0.106)	(0.010)	(0.064)	0.146
Total from investment operations	0.209	0.028	0.156	0.167	0.348
Less distributions from net investment income and net foreign
currency gains	(0.219)	(0.218)	(0.206)	(0.287)	(0.328)
Net asset value, end of year.	$9.94	$9.95	$10.14	$10.19	$10.31

Total return	2.14%	0.27%	1.54%	1.64%	3.46%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.70%	0.71%	0.68%	0.73%	0.76%
Expenses net of waiver and payments by affiliates	0.55%[b]	0.55%[b]	0.55%[b]	0.55%[b]	0.64%
Net investment income	1.82%	1.52%	1.49%	1.50%	1.72%

Supplemental data
Net assets, end of year (000’s)	$224,887	$150,464	$198,694	$156,129	$70,442
Portfolio turnover rate	44.76%	41.28%	78.63%	64.86%	51.42%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 55

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2016
Franklin Low Duration Total Return Fund
		Shares/
	Country	Warrants		Value

Common Stocks and Other Equity Interests 0.0%†
Energy 0.0%†
[a,b] Halcon Resources Corp	United States	98,168		$786,358
[a] Halcon Resources Corp., wts., 9/09/20	United States	8,753		22,145
				808,503
Materials 0.0%†
[a] Verso Corp., A	United States	1,387		8,516
[a] Verso Corp., wts., 7/25/23	United States	146		—
				8,516
Total Common Stocks and Other Equity Interests
(Cost $1,895,611)				817,019

[c] Management Investment Companies 1.8%
Diversified Financials 1.8%
Franklin Lower Tier Floating Rate Fund	United States	1,893,663		19,675,161
Franklin Middle Tier Floating Rate Fund	United States	2,389,308		24,036,434
Total Management Investment Companies
(Cost $41,451,172)				43,711,595

		Principal
		Amount*

Corporate Bonds 40.4%
Automobiles & Components 1.2%
Delphi Automotive PLC, senior note, 3.15%, 11/19/20	United Kingdom	10,500,000		10,837,732
Fiat Chrysler Automobiles NV, senior note, 4.50%, 4/15/20	United Kingdom	4,000,000		4,100,000
Ford Motor Credit Co. LLC,
senior note, 2.597%, 11/04/19	United States	4,000,000		4,049,076
senior note, 3.157%, 8/04/20	United States	11,300,000		11,609,880
				30,596,688
Banks 11.5%
[d] ANZ New Zealand International Ltd. of London, senior note, 144A,
2.85%, 8/06/20	New Zealand	7,500,000		7,706,475
[e] Banca Monte dei Paschi di Siena SpA, secured note, Reg S, 2.875%,
4/16/21	Italy	6,300,000	EUR	7,580,644
Banco Comercial Portugues SA, 4.75%, 6/22/17	Portugal	4,500,000	EUR	5,086,620
Bank of America Corp.,
senior note, 2.65%, 4/01/19	United States	9,300,000		9,478,430
[f] senior note, FRN, 1.92%, 1/15/19	United States	12,671,000		12,762,548
[e] Bankinter SA, senior note, Reg S, 1.75%, 6/10/19	Spain	6,400,000	EUR	7,322,362
Barclays PLC, senior note, 3.25%, 1/12/21	United Kingdom	7,000,000		7,099,995
BB&T Corp.,
senior note, 2.05%, 6/19/18	United States	1,000,000		1,010,572
[f] senior note, FRN, 1.417%, 2/01/19	United States	2,000,000		2,007,268
CIT Group Inc.,
senior note, 5.25%, 3/15/18	United States	500,000		519,080
senior note, 3.875%, 2/19/19	United States	3,100,000		3,155,211
Citigroup Inc.,
senior note, 2.40%, 2/18/20	United States	11,300,000		11,422,639
[f] senior note, FRN, 1.763%, 6/07/19	United States	5,000,000		5,024,845

56 Annual Report

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*		Value

Corporate Bonds (continued)
Banks (continued)
Depfa ACS Bank,
secured bond, 1.65%, 12/20/16	Ireland	550,000,000	JPY	$5,254,198
secured bond, 2.125%, 10/13/17	Ireland	5,000,000	CHF	5,166,768
[f] Deutsche Bank AG, senior note, FRN, 2.121%, 8/20/20	Germany	7,500,000		7,219,537
[d] The Export-Import Bank of China, senior note, 144A, 2.50%, 7/31/19	China	8,000,000		8,174,360
[f] The Goldman Sachs Group Inc., senior note, FRN, 2.05%, 9/15/20	United States	20,000,000		20,156,700
HSBC Holdings PLC, senior note, 3.40%, 3/08/21	United Kingdom	3,300,000		3,407,151
HSBC USA Inc., senior note, 2.00%, 8/07/18	United States	7,500,000		7,535,040
Industrial and Commercial Bank of China Ltd./New York, 3.231%,
11/13/19	China	5,400,000		5,594,076
[d,f] ING Bank NV, senior note, 144A, FRN, 1.536%, 10/01/19	Netherlands	5,000,000		5,007,200
Intesa Sanpaolo SpA,
senior note, 2.375%, 1/13/17	Italy	1,500,000		1,502,228
senior note, 3.875%, 1/16/18	Italy	5,900,000		6,011,068
senior note, 3.875%, 1/15/19	Italy	10,100,000		10,404,212
[e,f] senior note, Reg S, FRN, 0.00%, 5/18/17	Italy	2,150,000	EUR	2,360,042
JPMorgan Chase & Co.,
senior note, 2.20%, 10/22/19	United States	17,400,000		17,645,949
senior note, 2.40%, 6/07/21	United States	2,600,000		2,623,959
[f] senior note, FRN, 1.782%, 1/25/18	United States	8,000,000		8,041,704
National Australia Bank of New York, senior note, 1.875%, 7/23/18	Australia	7,600,000		7,645,524
[d] Norddeutsche Landesbank Girozentrale, secured note, 144A, 2.00%,
2/05/19	Germany	6,500,000		6,583,785
Regions Financial Corp., senior note, 2.00%, 5/15/18	United States	4,500,000		4,519,755
Royal Bank of Canada, secured note, 2.10%, 10/14/20	Canada	6,300,000		6,392,440
The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	2,500,000	EUR	2,972,217
[d] The Toronto-Dominion Bank, secured note, 144A, 2.25%, 3/15/21	Canada	12,700,000		12,905,848
[e,f] UniCredit SpA, senior note, Reg S, FRN, 0.646%, 4/10/17	Italy	3,400,000	EUR	3,742,105
[e] Unione di Banche Italiane SpA, senior note, Reg S, 2.875%, 2/18/19	Italy	5,800,000	EUR	6,751,567
Wells Fargo & Co.,
senior note, 2.50%, 3/04/21	United States	2,600,000		2,634,715
[f] senior note, FRN, 1.762%, 7/22/20	United States	17,600,000		17,662,410
[d] Westpac Banking Corp.,
secured note, 144A, 2.10%, 2/25/22	Australia	9,700,000		9,796,466
senior secured note, 144A, 2.25%, 11/09/20	Australia	6,300,000		6,401,713
[d] Woori Bank, sub. note, 144A, 4.75%, 4/30/24	South Korea	5,300,000		5,624,201
				289,913,627
Capital Goods 0.8%
CNH Industrial Capital LLC, senior note, 3.875%, 10/15/21	United States	2,800,000		2,786,000
John Deere Capital Corp.,
senior note, 1.30%, 3/12/18	United States	1,700,000		1,700,471
senior note, 1.95%, 3/04/19	United States	3,750,000		3,792,473
Lockheed Martin Corp., senior note, 1.85%, 11/23/18.	United States	4,200,000		4,242,260
United Technologies Corp., senior note, 4.50%, 4/15/20	United States	7,500,000		8,217,367
				20,738,571
Commercial & Professional Services 0.0%†
Republic Services Inc., senior note, 3.80%, 5/15/18	United States	1,035,000		1,072,421

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Annual Report

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Consumer Durables & Apparel 0.4%
Beazer Homes USA Inc., senior note, 5.75%, 6/15/19	United States	4,500,000	$4,668,750
KB Home, senior note, 4.75%, 5/15/19	United States	4,200,000	4,315,500
			8,984,250
Consumer Services 0.6%
[d] International Game Technology PLC, senior note, 144A, 5.625%,
2/15/20	United States	3,800,000	4,042,250
Marriott International Inc., senior note, 2.875%, 3/01/21	United States	10,000,000	10,301,000
			14,343,250
Diversified Financials 3.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, senior note,
4.25%, 7/01/20	Netherlands	3,700,000	3,849,554
American Express Credit Corp., senior note, 1.55%, 9/22/17	United States	4,600,000	4,607,185
[f] Bank of New York Mellon Corp., senior note, FRN, 1.674%, 8/17/20	United States	6,400,000	6,488,173
Capital One Bank USA NA, senior note, 2.30%, 6/05/19	United States	11,900,000	12,029,460
[f] Credit Suisse New York, senior note, FRN, 1.315%, 5/26/17	Switzerland	5,400,000	5,401,134
[d] Hutchison Whampoa International 14 Ltd., 144A, 1.625%, 10/31/17	Hong Kong	4,700,000	4,705,852
International Lease Finance Corp., senior note, 8.75%, 3/15/17.	United States	8,000,000	8,206,272
[d] Lincoln Finance Ltd., senior secured note, 144A, 7.375%, 4/15/21	Netherlands	400,000	431,500
[f] Morgan Stanley, senior note, FRN, 2.026%, 1/27/20.	United States	22,400,000	22,633,722
Navient Corp., senior note, 5.50%, 1/15/19	United States	3,400,000	3,477,520
PHH Corp., senior note, 7.375%, 9/01/19	United States	1,800,000	1,885,500
[d] Pricoa Global Funding I, secured note, 144A, 2.55%, 11/24/20	United States	5,600,000	5,727,288
[d] Protective Life Global Funding, senior secured note, 144A, 1.722%,
4/15/19	United States	4,300,000	4,304,635
[d,f] Seven and Seven Ltd., senior note, 144A, FRN, 2.235%, 9/11/19	South Korea	1,200,000	1,200,000
			84,947,795
Energy 2.7%
[d] California Resources Corp., secured note, second lien, 144A, 8.00%,
12/15/22	United States	1,656,000	1,130,220
CNOOC Nexen Finance 2014 ULC, senior note, 1.625%, 4/30/17	China	6,800,000	6,803,148
[d] CNPC General Capital Ltd.,
senior note, 144A, 1.95%, 4/16/18	China	1,500,000	1,502,678
[f] senior note, 144A, FRN, 1.717%, 5/14/17	China	7,500,000	7,507,425
Enable Midstream Partners LP, senior note, 2.40%, 5/15/19	United States	3,700,000	3,652,248
Energy Transfer Partners LP, senior note, 4.15%, 10/01/20	United States	2,600,000	2,715,684
[d,g] Energy XXI Gulf Coast Inc., senior secured note, second lien, 144A,
11.00%, 3/15/20.	United States	3,000,000	1,365,000
EnLink Midstream Partners LP, senior note, 2.70%, 4/01/19	United States	800,000	800,015
Ensco PLC, senior note, 4.70%, 3/15/21	United States	2,000,000	1,855,000
[d] Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%,
1/15/18	United States	2,500,000	2,616,787
Kinder Morgan Inc., senior note, 3.05%, 12/01/19	United States	500,000	512,681
[d,g] Linn Energy LLC/Finance Corp., senior secured note, second lien, 144A,
12.00%, 12/15/20	United States	225,000	158,625
[d] LUKOIL International Finance BV, senior note, 144A, 3.416%, 4/24/18	Russia	2,300,000	2,328,233
[f] Petrobras Global Finance BV, senior note, FRN, 3.737%, 3/17/20	Brazil	5,100,000	5,042,625
[d] Petrofac Ltd., senior note, 144A, 3.40%, 10/10/18	United Kingdom	1,300,000	1,311,894
[h] Sanchez Energy Corp., senior note, 7.75%, 6/15/21.	United States	1,900,000	1,776,500
[d] Sinopec Group Overseas Development 2015 Ltd., senior note, 144A,
2.50%, 4/28/20	China	7,400,000	7,519,991

58 Annual Report

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Energy (continued)
[f] Statoil ASA, senior note, FRN, 1.248%, 11/08/18.	Norway	6,900,000	$6,909,384
Transocean Inc., senior bond, 7.375%, 4/15/18	United States	7,000,000	7,122,500
Weatherford International Ltd., senior note, 7.75%, 6/15/21	United States	3,600,000	3,649,500
Williams Partners LP, senior note, 4.125%, 11/15/20	United States	1,700,000	1,775,575
			68,055,713
Food & Staples Retailing 0.5%
The Kroger Co., senior note, 2.60%, 2/01/21	United States	7,500,000	7,652,820
Walgreens Boots Alliance Inc., senior note, 1.75%, 11/17/17.	United States	5,900,000	5,927,459
			13,580,279
Food, Beverage & Tobacco 1.9%
Anheuser-Busch InBev Finance Inc., senior note, 2.65%, 2/01/21	Belgium	6,500,000	6,656,390
Coca-Cola Femsa SAB de CV, senior note, 2.375%, 11/26/18	Mexico	5,500,000	5,545,023
Constellation Brands Inc., senior note, 7.25%, 5/15/17	United States	6,600,000	6,822,750
[d] Imperial Brands Finance PLC, senior note, 144A, 2.95%, 7/21/20	United Kingdom	6,000,000	6,180,000
[d] JBS USA LLC/Finance Inc., senior note, 144A, 7.25%, 6/01/21	United States	2,500,000	2,581,250
Kraft Heinz Foods Co.,
senior note, 2.25%, 6/05/17	United States	7,000,000	7,038,017
senior note, 2.00%, 7/02/18	United States	6,400,000	6,448,538
[f] Mondelez International Inc., senior note, FRN, 1.277%, 2/01/19	United States	500,000	500,137
Reynolds American Inc., senior note, 2.30%, 6/12/18	United States	6,200,000	6,284,270
			48,056,375
Health Care Equipment & Services 2.0%
Aetna Inc., senior note, 1.50%, 11/15/17.	United States	1,000,000	1,002,653
Becton, Dickinson and Co., senior note, 2.675%, 12/15/19	United States	5,900,000	6,084,847
CHS/Community Health Systems Inc., senior note, 7.125%, 7/15/20	United States	3,800,000	3,097,000
Edwards Lifesciences Corp., senior note, 2.875%, 10/15/18	United States	1,600,000	1,636,712
Express Scripts Holding Co., senior note, 3.30%, 2/25/21	United States	4,300,000	4,506,860
HCA Inc., senior secured note, first lien, 4.25%, 10/15/19	United States	4,000,000	4,160,000
Stryker Corp., senior note, 2.00%, 3/08/19	United States	10,100,000	10,198,748
Tenet Healthcare Corp.,
senior note, 5.00%, 3/01/19	United States	10,600,000	10,308,500
senior note, 5.50%, 3/01/19	United States	3,000,000	2,947,500
Zimmer Holdings Inc., senior note, 2.70%, 4/01/20.	United States	7,500,000	7,632,757
			51,575,577
Household & Personal Products 0.6%
Avon Products Inc., senior note, 6.60%, 3/15/20	United States	10,000,000	10,306,250
Colgate-Palmolive Co., senior note, 0.90%, 5/01/18	United States	2,200,000	2,194,493
Procter & Gamble Co., senior note, 1.70%, 11/03/21	United States	3,200,000	3,193,440
			15,694,183
Insurance 2.0%
[d] Jackson National Life Global Funding, secured note, 144A, 2.25%,
4/29/21	United States	7,600,000	7,654,963
[d] Metropolitan Life Global Funding I,
secured note, 144A, 1.30%, 4/10/17	United States	10,000,000	10,014,380
senior secured bond, 144A, 3.875%, 4/11/22	United States	5,900,000	6,387,493
[d] New York Life Global Funding,
secured note, 144A, 2.10%, 1/02/19	United States	10,000,000	10,145,070
secured note, 144A, 2.15%, 6/18/19	United States	6,400,000	6,514,567

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Annual Report

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*		Value

Corporate Bonds (continued)
Insurance (continued)
[f] Prudential Financial Inc., senior note, FRN, 1.597%, 8/15/18	United States	5,700,000		$5,691,114
[d] TIAA Asset Management Finance LLC, senior note, 144A, 2.95%,
11/01/19	United States	4,200,000		4,322,896
				50,730,483
Materials 0.8%
[e] Arkema SA, senior note, Reg S, 1.50%, 1/20/25	France	2,000,000	EUR	2,309,697
[d] BlueScope Steel Ltd./BlueScope Steel Finance, senior note, 144A,
6.50%, 5/15/21	Australia	4,000,000		4,240,000
Freeport-McMoRan Copper & Gold Inc., senior note, 2.30%, 11/14/17	United States	3,500,000		3,482,500
Owens-Illinois Inc., senior note, 7.80%, 5/15/18	United States	7,400,000		8,010,500
Reynolds Group Holdings Inc., senior note, 8.125%, 6/15/17.	United States	2,100,000		2,176,125
				20,218,822
Media 1.3%
CBS Corp., senior note, 2.30%, 8/15/19	United States	11,437,000		11,590,496
CSC Holdings LLC,
senior bond, 7.625%, 7/15/18.	United States	3,500,000		3,762,500
senior note, 8.625%, 2/15/19	United States	3,000,000		3,354,360
[d,f] NBCUniversal Enterprise Inc., 144A, FRN, 1.565%, 4/15/18	United States	7,500,000		7,553,557
The New York Times Co., senior note, 6.625%, 12/15/16	United States	2,000,000		2,012,600
Time Warner Inc., senior note, 2.10%, 6/01/19	United States	4,500,000		4,537,233
				32,810,746
Pharmaceuticals, Biotechnology & Life Sciences 1.9%
AbbVie Inc., senior note, 1.80%, 5/14/18	United States	8,600,000		8,632,663
Actavis Funding SCS, senior note, 2.35%, 3/12/18.	United States	6,200,000		6,263,265
Amgen Inc.,
senior note, 2.125%, 5/15/17	United States	2,500,000		2,514,468
[f] senior note, FRN, 1.411%, 5/22/19	United States	6,200,000		6,209,567
Baxalta Inc., senior note, 2.00%, 6/22/18	United States	10,200,000		10,253,927
Biogen Inc., senior note, 2.90%, 9/15/20	United States	7,500,000		7,742,587
Celgene Corp., senior note, 2.30%, 8/15/18	United States	3,000,000		3,038,706
[d] Valeant Pharmaceuticals International Inc., senior note, 144A, 5.375%,
3/15/20	United States	3,800,000		3,249,000
				47,904,183
Real Estate 0.6%
American Tower Corp., senior note, 3.40%, 2/15/19	United States	3,600,000		3,733,060
Boston Properties LP, senior note, 3.70%, 11/15/18	United States	4,900,000		5,086,964
HCP Inc., senior note, 3.75%, 2/01/19	United States	5,500,000		5,690,152
				14,510,176
Retailing 0.7%
Dollar General Corp., senior note, 1.875%, 4/15/18	United States	8,200,000		8,237,662
[d,g] Edcon Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	1,500,000	EUR	411,619
[d] Experian Finance PLC, 144A, 2.375%, 6/15/17	United Kingdom	1,000,000		1,004,820
Toys R Us Inc., senior bond, 7.375%, 10/15/18	United States	8,250,000		7,940,625
				17,594,726
Semiconductors & Semiconductor Equipment 0.2%
Maxim Integrated Products Inc., senior note, 2.50%, 11/15/18.	United States	5,200,000		5,277,636

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*		Value

Corporate Bonds (continued)
Software & Services 1.4%
Alibaba Group Holding Ltd., senior note, 2.50%, 11/28/19.	China	11,900,000		$12,088,318
Fiserv Inc., senior note, 2.70%, 6/01/20	United States	11,300,000		11,575,607
[f] Oracle Corp., senior note, FRN, 1.46%, 1/15/19	United States	12,000,000		12,103,068
				35,766,993
Technology Hardware & Equipment 1.5%
[f] Apple Inc., FRN, 1.009%, 5/03/18	United States	7,300,000		7,318,308
[d] Diamond 1 Finance Corp./Diamond 2 Finance Corp., senior secured
note, first lien, 144A, 3.48%, 6/01/19	United States	6,400,000		6,571,098
[d,f] Hewlett Packard Enterprise Co., senior note, 144A, FRN, 3.038%,
10/05/18	United States	8,100,000		8,293,493
Juniper Networks Inc.,
senior note, 3.125%, 2/26/19	United States	7,500,000		7,718,880
senior note, 3.30%, 6/15/20	United States	500,000		519,343
[d] Sanmina Corp., senior note, first lien, 144A, 4.375%, 6/01/19	United States	6,500,000		6,792,500
				37,213,622
Telecommunication Services 1.4%
AT&T Inc., senior note, 2.45%, 6/30/20	United States	7,400,000		7,450,771
CenturyLink Inc., senior note, 5.625%, 4/01/20	United States	3,800,000		4,080,250
Intelsat Jackson Holdings SA, senior note, 7.25%, 10/15/20	Luxembourg	2,500,000		1,887,500
[d] Sprint Communications Inc., senior note, 144A, 9.00%, 11/15/18.	United States	1,000,000		1,102,500
[d] Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC, 144A, 3.36%,
9/20/21	United States	2,500,000		2,528,125
Telefonica Emisiones S.A.U., senior note, 3.192%, 4/27/18	Spain	2,300,000		2,349,611
T-Mobile USA Inc., senior note, 6.633%, 4/28/21	United States	1,800,000		1,884,375
Verizon Communications Inc.,
senior note, 2.625%, 2/21/20	United States	8,824,000		9,007,407
[f] senior note, FRN, 2.606%, 9/14/18	United States	4,800,000		4,929,989
				35,220,528
Transportation 0.5%
FedEx Corp., senior note, 0.50%, 4/09/20	United States	7,100,000	EUR	7,862,052
XPO CNW Inc., senior bond, 7.25%, 1/15/18	United States	3,275,000		3,406,000
				11,268,052
Utilities 2.5%
Dominion Resources Inc., senior note, 2.50%, 12/01/19	United States	9,500,000		9,743,561
Duke Energy Corp., senior note, 2.10%, 6/15/18	United States	5,100,000		5,151,571
[d] Engie SA, senior note, 144A, 1.625%, 10/10/17.	France	1,000,000		1,002,155
Kinder Morgan Energy Partners LP, senior note, 5.95%, 2/15/18	United States	3,400,000		3,575,756
[d] Korea Western Power Co. Ltd., senior note, 144A, 3.125%, 5/10/17	South Korea	5,200,000		5,242,068
PSEG Power LLC, senior note, 3.00%, 6/15/21	United States	7,700,000		7,886,948
Sempra Energy, senior note, 2.85%, 11/15/20	United States	9,600,000		9,891,014
The Southern Co.,
senior note, 2.45%, 9/01/18	United States	7,000,000		7,120,428
senior note, 2.35%, 7/01/21	United States	6,500,000		6,572,735

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*		Value

Corporate Bonds (continued)
Utilities (continued)
[d] State Grid Overseas Investment 2013 Ltd., senior note, 144A, 1.75%,
5/22/18	China	2,000,000		$2,001,920
[d] State Grid Overseas Investment 2014 Ltd., senior note, 144A, 2.75%,
5/07/19	China	2,200,000		2,255,350
[e] Veolia Environnement SA, senior bond, Reg S, 4.625%, 3/30/27	France	1,000,000	EUR	1,508,989
Virginia Electric & Power Co., senior note, 1.20%, 1/15/18	United States	900,000		899,006
				62,851,501
Total Corporate Bonds (Cost $1,013,907,613)				1,018,926,197

[f,i] Senior Floating Rate Interests 2.9%
Automobiles & Components 0.1%
TI Group Automotive Systems LLC, Initial U.S. Term Loan, 4.50%,
6/25/22	United States	1,605,201		1,610,539
Capital Goods 0.0%†
[j] Harsco Corp., Initial Term Loan, 7.50%, 11/01/23	United States	135,558		137,252
Leidos (Abacus Innovations Corp.), B Term Loan, 3.284%, 8/16/23	United States	212,319		214,244
				351,496
Commercial & Professional Services 0.0%†
KAR Auction Services Inc., Tranche B-3 Term Loan, 4.375%, 3/09/23	United States	908,841		920,580
Consumer Services 0.2%
Aristocrat Technologies Inc., Term B-1 Loans, 3.631%, 10/20/21	United States	165,520		166,492
Fitness International LLC, Term B Loan, 6.00%, 7/01/20	United States	4,309,037		4,317,117
Prime Security Services Borrower LLC, Term B-1 Loans, 4.75%, 5/02/22 .	United States	870,078		877,256
				5,360,865
Diversified Financials 0.1%
First Eagle Investment Management, Initial Term Loans, 4.838%,
12/01/22	United States	894,750		893,632
Russell Investments US Institutional Holdco Inc., Initial Term Loan,
6.75%, 6/01/23	United States	605,256		607,525
				1,501,157
Energy 0.4%
[h] Bowie Resource Holdings LLC, First Lien Initial Term Loan, 6.75%,
8/16/20	United States	2,184,980		1,813,533
Fieldwood Energy LLC, Loans, 3.875%, 10/01/18	United States	4,636,382		4,277,063
McDermott Finance LLC, Term Loan, 8.25% - 8.484%, 4/16/19	United States	139,141		140,532
OSG Bulk Ships Inc., Initial Term Loan, 5.25%, 8/05/19	United States	1,081,968		1,073,853
OSG International Inc., Initial Term Loan, 5.75%, 8/05/19	United States	1,788,577		1,787,460
				9,092,441
Health Care Equipment & Services 0.1%
Carestream Health Inc., Term Loan, 5.00%, 6/07/19	United States	650,294		606,283
Community Health Systems Inc., 2018 Term F Loans, 4.083%, 12/31/18 .	United States	1,887,968		1,849,870
				2,456,153
Household & Personal Products 0.0%†
[j] Spectrum Brands Inc., Term Loans, 5.00%, 6/23/22	United States	34,447		34,820

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value

[f,i] Senior Floating Rate Interests (continued)
Materials 0.4%
The Chemours Co. LLC, Tranche B Term Loan, 3.75%, 5/12/22.	United States	3,691,368	$3,658,127
Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	578,776	580,222
FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%,
6/30/19	Australia	2,867,728	2,869,073
Novelis Inc., Initial Term Loan, 4.00% - 4.088%, 6/02/22	Canada	1,740,007	1,747,402
[h] OCI Beaumont LLC, Term B-3 Loan, 7.75%, 8/20/19	United States	1,534,123	1,509,194
			10,364,018
Media 0.4%
[j] Altice U.S. Finance I Corp., 2016 Refinancing Term Loans, 5.50%,
1/01/25	United States	116,386	116,968
[j] AMC Entertainment Holdings Inc.,
2016 Incremental Term Loan, 5.25%, 12/15/23	United States	45,186	45,043
Initial Term Loans, 5.25%, 12/15/22	United States	70,690	70,689
Charter Communications Operating LLC (CCO Safari), Term A Loan,
2.54%, 5/18/21	United States	1,306,500	1,300,784
CSC Holdings Inc. (Cablevision), 2016 Extended Term Loans, 3.876%,
10/11/24	United States	1,249,724	1,255,712
[j] Lions Gate Entertainment Corp., Term Loan A, 5.00%, 10/12/21	United States	314,357	311,214
[j] Live Nation Entertainment Inc., Term B-2 Loans, 5.00%, 10/31/23	United States	45,186	45,299
Radio One Inc., Term Loan B, 5.04%, 12/31/18	United States	6,842,717	6,859,823
UPC Financing Partnership, Facility AN, 4.08%, 8/31/24.	Netherlands	286,447	288,273
			10,293,805
Pharmaceuticals, Biotechnology & Life Sciences 0.4%
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, 2015
Incremental Term B Loans, 3.75%, 9/25/22	United States	3,306,929	3,306,413
Grifols Worldwide Operations USA Inc., U.S. Tranche B Term Loan,
3.46%, 2/27/21	United States	1,689,161	1,706,052
[j] RPI Finance Trust, Term A-2 Term Loan A, 4.75%, 10/14/20	United States	354,354	352,522
Valeant Pharmaceuticals International Inc.,
[j] Series A-3 Tranche A Term Loan, 4.29%, 10/20/18	United States	2,767,575	2,763,540
Series C-2 Tranche B Term Loan, 5.25%, 12/11/19	United States	714,240	714,775
Series D-2 Tranche B Term Loan, 5.00%, 2/13/19.	United States	1,231,650	1,231,541
Series F-1 Tranche B Term Loan, 5.50%, 4/01/22	United States	377,828	378,466
			10,453,309
Retailing 0.2%
Ascena Retail Group Inc., Tranche B Term Loan, 5.25%, 8/21/22	United States	3,261,781	3,187,031
Dollar Tree Inc., Term A-1 Loans, 2.25%, 7/06/20	United States	520,077	519,260
PetSmart Inc., Tranche B-2 Loans, 4.00%, 3/11/22	United States	704,011	706,211
			4,412,502
Semiconductors & Semiconductor Equipment 0.2%
Avago Technologies Cayman Finance Ltd., Term B-3 Loans, 3.535%,
2/01/23	Singapore	1,430,820	1,447,365
MACOM Technology Solutions Holdings Inc., Initial Term Loan, 4.628%,
5/07/21	United States	847,939	857,477
MKS Instruments Inc., Tranche B-1 Term Loans, 4.25%, 5/01/23	United States	215,591	217,927
ON Semiconductor Corp., 2016 Replacement Term Loans, 3.777%,
3/31/23	United States	2,914,264	2,934,559
			5,457,328

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Annual Report

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*			Value

[f,i] Senior Floating Rate Interests (continued)
Software & Services 0.2%
[j] Global Payments Inc., Delayed Draw Term Loan (A-2), 4.75%, 10/31/21 .	United States	647,481			$646,587
MoneyGram International Inc., Term Loan, 4.25%, 3/27/20	United States	4,984,047			4,865,677
[j] Rackspace Hosting Inc., Term B Loan, 6.50%, 11/03/23	United States	225,930			227,524
					5,739,788
Technology Hardware & Equipment 0.1%
Ciena Corp., Term Loan, 3.75%, 7/15/19	United States	234,231			235,403
Dell International LLC, Term A-3 Loan, 2.54%, 12/31/18	United States	923,168			923,601
Western Digital Corp., Term Loan B-1, 4.50%, 4/29/23	United States	640,092			648,293
Zebra Technologies Corp., Refinancing Term Loan, 4.089%, 10/27/21	United States	478,537			484,120
					2,291,417
Telecommunication Services 0.0%†
Consolidated Communications Inc., Initial Term Loan, 4.00%, 10/05/23	United States	227,279			228,984
Global Tel*Link Corp., Term Loan, 5.00%, 5/23/20	United States	268,059			261,190
					490,174
Transportation 0.1%
Air Canada, Term Loan, 3.614%, 10/06/23	Canada	46,797			47,002
Navios Maritime Midstream Partners LP, Initial Term Loan, 5.50%,
6/18/20	Marshall Islands	1,221,994			1,200,609
Navios Maritime Partners LP, Initial Term Loan, 5.25%, 6/27/18	Marshall Islands	63,867			58,638
XPO Logistics Inc., Refinancing Term Loans, 4.25%, 10/30/21	United States	121,362			122,318
					1,428,567
Utilities 0.0%†
EFS Cogen Holdings I LLC (Linden), Term B Advance, 5.25%, 6/28/23	United States	164,717			166,570
NRG Energy Inc., Term Loans, 3.50%, 6/30/23	United States	1,147,125			1,150,853
					1,317,423
Total Senior Floating Rate Interests
(Cost $73,317,364)					73,576,382

Foreign Government and Agency Securities 2.1%
The Export-Import Bank of Korea, senior note, 2.25%, 1/21/20	South Korea	11,200,000			11,326,504
Government of Hungary,
5.50%, 12/22/16	Hungary	750,880,000		HUF	2,686,659
A, 6.75%, 11/24/17	Hungary	3,910,000		HUF	14,830
A, 5.50%, 12/20/18	Hungary	428,710,000		HUF	1,674,713
Government of Malaysia,
senior bond, 4.24%, 2/07/18	Malaysia	4,000,000		MYR	972,863
senior bond, 3.26%, 3/01/18	Malaysia	2,400,000		MYR	576,830
senior note, 4.012%, 9/15/17	Malaysia	29,800,000		MYR	7,197,180
senior note, 3.58%, 9/28/18	Malaysia	5,200,000		MYR	1,256,417
Government of Mexico,
7.25%, 12/15/16	Mexico	894,000	[k]	MXN	4,749,955
7.75%, 12/14/17	Mexico	930,000	[k]	MXN	5,071,518
M, 4.75%, 6/14/18	Mexico	720,000	[k]	MXN	3,775,872
senior note, 8.50%, 12/13/18	Mexico	1,060,000	[k]	MXN	5,946,940

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*		Value

Foreign Government and Agency Securities (continued)
[d] Government of Serbia, senior note, 144A, 5.25%, 11/21/17	Serbia	1,800,000		$1,855,125
Korea Monetary Stabilization Bond, senior note, 1.96%, 2/02/17	South Korea	2,800,000,000	KRW	2,451,794
Korea Treasury Bond, senior note, 3.00%, 12/10/16	South Korea	1,590,000,000	KRW	1,392,723
[l] Nota Do Tesouro Nacional,
Index Linked, 6.00%, 5/15/17	Brazil	150[m] BRL		137,740
Index Linked, 6.00%, 8/15/18	Brazil	1,810[m] BRL		1,663,416
Total Foreign Government and Agency Securities
(Cost $57,922,017)				52,751,079

U.S. Government and Agency Securities 19.4%
[n] U.S. Treasury Bond, Index Linked, 0.125%, 7/15/22	United States	14,243,372		14,580,171
U.S. Treasury Note,
1.50%, 12/31/18	United States	50,000,000		50,630,850
1.375%, 2/28/19	United States	40,000,000		40,414,840
1.50%, 2/28/19	United States	76,000,000		77,006,392
1.625%, 3/31/19	United States	80,000,000		81,317,200
3.125%, 5/15/19	United States	42,000,000		44,291,142
3.375%, 11/15/19	United States	25,000,000		26,762,700
[n] Index Linked, 1.875%, 7/15/19	United States	23,958,059		25,695,018
[n] Index Linked, 1.375%, 1/15/20	United States	24,346,350		25,830,966
[n] Index Linked, 0.125%, 1/15/22	United States	38,307,452		39,094,288
[n] Index Linked, 0.125%, 1/15/23	United States	52,170,469		52,965,859
[n] Index Linked, 0.125%, 7/15/24	United States	10,143,019		10,255,880
Total U.S. Government and Agency Securities
(Cost $486,705,601)				488,845,306

Asset-Backed Securities and Commercial Mortgage-
Backed Securities 27.4%
Automobiles & Components 0.0%†
[f] Countrywide Asset-Backed Certificates,
2001-BC3, A, FRN, 0.774%, 12/25/31	United States	1,471		1,132
2002-3, 1A1, FRN, 1.274%, 5/25/32	United States	1,659		1,596
				2,728
Banks 2.5%
Banc of America Commercial Mortgage Trust,
2006-1, AJ, 5.46%, 9/10/45	United States	261,687		261,551
[f] 2006-1, D, FRN, 5.785%, 9/10/45	United States	1,776,000		1,773,119
[o] 2006-4, AJ, 5.695%, 7/10/46	United States	2,434,420		2,418,422
Bear Stearns Commercial Mortgage Securities Trust,
[f] 2005-T20, E, FRN, 5.291%, 10/12/42	United States	2,000,000		1,984,830
[f] 2006-PW11, AJ, FRN, 5.569%, 3/11/39.	United States	5,382,000		5,175,039
2006-PW13, AJ, 5.611%, 9/11/41	United States	954,117		958,288
[f] 2007-PW16, A4, FRN, 5.90%, 6/11/40	United States	1,146,794		1,161,913
[f] 2007-PW16, AM, FRN, 5.90%, 6/11/40	United States	2,100,000		2,143,259
[f] CD Commercial Mortgage Trust, 2005-CD1, E, FRN, 5.45%, 7/15/44.	United States	3,495,000		3,490,756
[f] Citibank Credit Card Issuance Trust,
2006-A8, A8, FRN, 0.92%, 12/17/18	United States	6,230,000		6,230,064
2013-A12, A12, FRN, 1.018%, 11/07/18	United States	6,200,000		6,200,190
Citigroup Commercial Mortgage Trust,
2006-C5, AJ, 5.482%, 10/15/49	United States	1,219,000		1,144,399
[f] 2007-C6, AM, FRN, 5.90%, 12/10/49	United States	5,200,000		5,276,465

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value

Asset-Backed Securities and Commercial Mortgage-
Backed Securities (continued)
Banks (continued)
[f] Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.951%, 7/10/38	United States	4,448,000	$4,105,775
Credit Suisse First Boston Mortgage Securities Corp., 2004-6, 3A1,
5.00%, 9/25/19	United States	881,845	906,292
[f] CWABS Asset-Backed Certificates Trust, 2004-7, MV3, FRN, 1.584%,
12/25/34	United States	451,790	450,916
[f] CWABS Inc. Asset-Backed Certificates, 2004-1, M1, FRN, 1.284%,
3/25/34	United States	330,582	320,839
[f,o] Greenwich Capital Commercial Funding Corp., 2006-GG7, AM, FRN,
5.951%, 7/10/38.	United States	287,239	286,907
[f] Impac Secured Assets CMN Owner Trust, 2004-4, M1, FRN, 1.299%,
2/25/35	United States	1,120,000	1,105,627
[f] LB-UBS Commercial Mortgage Trust,
2006-C1, AJ, FRN, 5.276%, 2/15/41	United States	1,892,198	1,891,642
2006-C4, AJ, FRN, 6.078%, 6/15/38	United States	138,240	138,549
[f] Merrill Lynch Mortgage Investors Trust,
2003-A, 1A, FRN, 1.274%, 3/25/28	United States	521,358	497,213
2005-1, 2A2, FRN, 2.681%, 4/25/35	United States	553,371	538,408
2006-3, 2A1, FRN, 2.893%, 10/25/36	United States	2,910,101	2,856,372
[f] Morgan Stanley ABS Capital I Inc. Trust, 2005-WMC, M2, FRN, 1.269%,
1/25/35	United States	354,617	350,260
Morgan Stanley Capital I Trust,
[d] 2005-RR6, B, 144A, 5.306%, 5/24/43	United States	2,684,273	2,625,031
[f] 2006-HQ8, AJ, FRN, 5.589%, 3/12/44	United States	2,434,148	2,445,922
2007-IQ13, A1A, 5.312%, 3/15/44	United States	2,163,192	2,174,741
[f] Wachovia Bank Commercial Mortgage Trust,
[d] 2003-C7, F, 144A, FRN, 6.116%, 10/15/35.	United States	540,327	542,370
2006-C27, AM, FRN, 5.795%, 7/15/45	United States	651,159	650,547
2006-C28, AM, FRN, 5.603%, 10/15/48.	United States	1,122,901	1,121,598
[f] Wells Fargo Mortgage Backed Securities Trust,
2005-AR, 1A1, FRN, 2.766%, 2/25/35	United States	1,893,969	1,922,002
2005-AR9, 2A2, FRN, 3.072%, 10/25/33	United States	198,106	195,663
			63,344,969
Diversified Financials 24.7%
[f] American Express Credit Account Master Trust,
2008-2, A, FRN, 1.795%, 9/15/20	United States	2,900,000	2,941,548
2012-1, A, FRN, 0.805%, 1/15/20	United States	11,890,000	11,903,621
[f] American Home Mortgage Investment Trust,
2004-3, 4A, FRN, 2.745%, 10/25/34	United States	3,311,524	3,239,410
2005-1, 6A, FRN, 3.248%, 6/25/45	United States	1,611,009	1,602,092
[f,o] Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through
Certificates, 2004-R4, M1, FRN, 1.359%, 6/25/34	United States	1,116,857	1,099,761
[d] Apidos CDO, 2013-14A, C2, 144A, 4.85%, 4/15/25	United States	1,900,000	1,915,029
[d,f] ARCap REIT Inc., 2004-RR3, A2, 144A, FRN, 4.76%, 9/21/45	United States	3,397,075	3,439,640
[d,f] Ares IIIR/IVR CLO Ltd.,
2007-3RA, A2, 144A, FRN, 1.10%, 4/16/21	United States	1,102,314	1,095,094
2007-3RA, B, 144A, FRN, 1.25%, 4/16/21	United States	3,700,000	3,624,298

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value

Asset-Backed Securities and Commercial Mortgage-
Backed Securities (continued)
Diversified Financials (continued)
[f] Argent Securities Inc. Asset-Backed Pass-Through Certificates,
2005-W2, A2C, FRN, 0.894%, 10/25/35	United States	796,279	$768,921
[d,f] Atrium IX, 9A, A, 144A, FRN, 2.129%, 2/28/24	United States	3,370,000	3,374,954
[d,f] Atrium X, 10A, A, 144A, FRN, 2.00%, 7/16/25	United States	1,390,000	1,386,317
[d,f] Atrium XI, 11A, C, 144A, FRN, 4.082%, 10/23/25	Cayman Islands	6,750,000	6,756,075
[d] BAMLL Commercial Mortgage Securities Trust, 2012-PARK, A, 144A,
2.959%, 12/10/30	United States	3,200,000	3,320,481
[f] Bank of America Credit Card Trust, 2014-A2, A, FRN, 0.805%, 9/16/19	United States	9,620,000	9,626,534
[f] Bear Stearns ALT-A Trust,
2004-10, 1A3, FRN, 1.534%, 9/25/34	United States	1,362,491	1,353,319
2004-13, A2, FRN, 1.414%, 11/25/34	United States	108,461	104,230
[d,f] BlueMountain CLO Ltd.,
2011-1A, B, 144A, FRN, 2.818%, 8/16/22	Cayman Islands	1,200,000	1,203,948
2011-1A, C, 144A, FRN, 3.818%, 8/16/22	Cayman Islands	700,000	703,360
2013-3A, A, 144A, FRN, 2.287%, 10/29/25	United States	1,448,215	1,448,258
[d,f] Burnham Park CLO Ltd., 2016-1A, A, 144A, FRN, 2.318%, 10/20/29	Cayman Islands	2,240,000	2,240,224
[f] Capital One Multi-Asset Execution Trust,
2007-A2, A2, FRN, 0.615%, 12/16/19	United States	11,390,000	11,390,437
2007-A5, A5, FRN, 0.575%, 7/15/20	United States	10,200,000	10,200,900
[d,f] Carlyle Global Market Strategies CLO Ltd., 2012-4A, AR, 144A, FRN,
2.33%, 1/20/29	United States	2,800,000	2,804,060
[d,f] Catamaran CLO Ltd., 2014-2A, B, 144A, FRN, 3.882%, 10/18/26	United States	3,011,300	3,013,167
[d,f] Cent CLO, 2013-17A, A1, 144A, FRN, 2.187%, 1/30/25	United States	8,916,000	8,900,843
[d,f] Cent CLO 20 Ltd., 2013-20A, A, 144A, FRN, 2.362%, 1/25/26.	United States	1,000,000	1,002,210
[d,f] Cent CLO 21 Ltd.,
2014-21A, A2A, 144A, FRN, 2.886%, 7/27/26	Cayman Islands	3,260,000	3,270,725
2014-21A, B, 144A, FRN, 3.686%, 7/27/26	United States	780,000	773,175
[d,f] Cent CLO LP, 2014-22A, B, 144A, FRN, 3.988%, 11/07/26	United States	4,050,000	4,088,596
[d] Centerline REIT Inc., 2004-RR3, B, 144A, 5.04%, 9/21/45	United States	2,227,000	2,041,046
[f] Chase Funding Trust, 2004-2, 2A2, FRN, 1.034%, 2/26/35	United States	12,256	11,256
Chase Issuance Trust,
[f] 2007-A2, A2, FRN, 0.585%, 4/15/19	United States	6,468,000	6,466,864
[f] 2007-B1, B1, FRN, 0.785%, 4/15/19	United States	9,400,000	9,396,401
[f] 2007-C1, C1, FRN, 0.995%, 4/15/19	United States	3,800,000	3,799,221
[f] 2013-A3, A3, FRN, 0.815%, 4/15/20	United States	6,147,000	6,155,238
[f] 2014-A5, A5, FRN, 0.905%, 4/15/21	United States	7,310,000	7,335,244
2015-A2, A2, 1.59%, 2/18/20	United States	8,200,000	8,246,268
2015-A7, A7, 1.62%, 7/15/20	United States	5,005,000	5,040,134
[d,f] CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 1.284%, 7/26/21	United States	4,673,974	4,646,631
[d,f] Colony American Homes,
2014-1A, A, 144A, FRN, 1.685%, 5/17/31	United States	4,549,119	4,561,277
2014-1A, C, 144A, FRN, 2.385%, 5/17/31	United States	700,000	700,540
[d] Colony MFM Trust, 2014-1, A, 144A, 2.543%, 4/20/50	United States	5,771,040	5,753,807
[d] COMM Mortgage Trust, 2012-9W57, A, 144A, 2.365%, 2/10/29	United States	7,805,000	7,809,128
[f] Commercial Mortgage Trust,
2007-C9, A1A, FRN, 6.007%, 12/10/49	United States	7,625,710	7,778,158
[d] 2014-BBG, A, 144A, FRN, 1.335%, 3/15/29	United States	6,600,000	6,546,674

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value

Asset-Backed Securities and Commercial Mortgage-
Backed Securities (continued)
Diversified Financials (continued)
[f] Conseco Finance Securitizations Corp., 2002-2, M1, FRN, 7.424%,
3/01/33	United States	985,000	$1,100,376
Conseco Financial Corp.,
[f] 1997-3, A7, FRN, 7.64%, 3/15/28	United States	1,514,337	1,574,715
1998-6, A8, 6.66%, 6/01/30	United States	8,003,387	8,585,318
[d] Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	United States	5,290,000	5,533,498
[d,f] Cornerstone CLO Ltd., 2007-1A, B, 144A, FRN, 1.83%, 7/15/21	United States	995,000	985,538
[d] CountryPlace Manufactured Housing Contract Trust,
2005-1, A3, 144A, 4.80%, 12/15/35	United States	742	741
2007-1, A3, 144A, 5.593%, 7/15/37	United States	28,601	28,662
[f] Countrywide Home Loans,
2004-11, 2A1, FRN, 2.634%, 7/25/34	United States	2,510,332	2,509,199
2004-6, 1A1, FRN, 3.019%, 5/25/34	United States	2,335,370	2,318,071
[d,f] CSMC Trust, 2014-IVR3, A1, 144A, FRN, 3.50%, 7/25/44.	United States	3,452,236	3,541,729
Discover Card Execution Note Trust,
[f] 2012-A4, A4, FRN, 0.905%, 11/15/19	United States	10,500,000	10,517,636
[f] 2013-A6, A6, FRN, 0.985%, 4/15/21	United States	5,520,000	5,544,153
[f] 2014-A1, A1, FRN, 0.965%, 7/15/21	United States	7,690,000	7,722,819
2014-A5, A, 1.39%, 4/15/20	United States	2,060,000	2,065,349
[d,f] Dryden 33 Senior Loan Fund, 2014-33A, A, 144A, FRN, 2.36%, 7/15/26 .	United States	6,535,000	6,532,909
[d,f] Dryden Senior Loan Fund, 2015-38A, A, 144A, FRN, 2.31%, 7/15/27	Cayman Islands	9,642,857	9,646,136
[d,f] Eaton Vance CDO Ltd.,
2014-1A, A, 144A, FRN, 2.33%, 7/15/26	United States	5,266,000	5,266,316
2014-1A, B, 144A, FRN, 2.93%, 7/15/26	United States	858,000	859,055
2014-1A, C, 144A, FRN, 3.88%, 7/15/26	United States	739,600	739,193
[d] Emerson Park CLO Ltd., 2013-1A, C2, 144A, 5.64%, 7/15/25	United States	630,000	636,968
[f] Fannie Mae Connecticut Avenue Securities,
2013-C01, M1, FRN, 2.534%, 10/25/23	United States	4,519,747	4,560,701
2014-C02, 2M1, FRN, 1.484%, 5/25/24	United States	589,064	589,129
2015-C02, 2M1, FRN, 1.734%, 5/25/25	United States	822,428	823,290
[f] FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN3, M2, FRN, 2.934%, 8/25/24	United States	1,183,054	1,186,784
2014-DN4, M2, FRN, 2.934%, 10/25/24	United States	3,579,486	3,587,755
2014-HQ1, M2, FRN, 3.034%, 8/25/24	United States	6,833,031	6,898,798
2014-HQ3, M2, FRN, 3.184%, 10/25/24	United States	7,719,583	7,780,900
2015-DN1, M2, FRN, 2.934%, 1/25/25	United States	7,185,724	7,218,368
2015-DN1, M3, FRN, 4.684%, 1/25/25	United States	9,400,000	9,824,938
2015-DNA1, M2, FRN, 2.384%, 10/25/27	United States	10,530,000	10,680,726
2015-DNA2, M2, FRN, 3.134%, 12/25/27	United States	10,445,000	10,588,353
2015-HQ1, M1, FRN, 1.584%, 3/25/25	United States	83,737	83,741
2015-HQ1, M2, FRN, 2.734%, 3/25/25	United States	11,000,000	11,129,870
2015-HQA1, M2, FRN, 3.184%, 3/25/28	United States	12,750,000	12,977,317
2015-HQA2, M2, FRN, 3.334%, 5/25/28	United States	12,520,000	12,843,306
2016-HQ1, M1, FRN, 2.284%, 9/25/28	United States	4,265,942	4,280,132
[f] First Horizon Alternative Mortgage Securities Trust, 2004-AA5, 2A1,
FRN, 2.485%, 12/25/34.	United States	1,836,476	1,784,587
[d,f] Flagship CLO VIII Ltd., 2014-8A, A, 144A, FRN, 2.44%, 1/16/26	Cayman Islands	5,545,000	5,563,631
[d,f] Galaxy CLO Ltd., 2014-17A, AR, 144A, FRN, 2.28%, 7/15/26	Cayman Islands	1,710,000	1,711,847
[d,f] Galaxy XV CLO Ltd., 2013-15A, A, 144A, FRN, 2.13%, 4/15/25	United States	10,063,000	10,054,950
[d] G-Force LLC, 2005-RRA, B, 144A, 5.09%, 8/22/36	United States	1,102,733	1,099,673

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value

Asset-Backed Securities and Commercial Mortgage-
Backed Securities (continued)
Diversified Financials (continued)
[o] GMAC Commercial Mortgage Securities Inc. Trust, 2005-C1, B, 4.936%,
5/10/43	United States	1,431,075	$241,180
[f] Greenpoint Manufactured Housing, 1999-5, M1A, FRN, 8.30%, 10/15/26 .	United States	975,703	1,077,942
[f] GSAA Home Equity Trust,
[o] 2005-5, M3, FRN, 1.479%, 2/25/35.	United States	5,950,000	5,717,795
2005-6, A3, FRN, 0.904%, 6/25/35	United States	426,820	424,229
[f] GSAMP Trust, 2005-HE3, M2, FRN, 1.539%, 6/25/35	United States	1,059,792	1,048,291
[f] GSR Mortgage Loan Trust, 2005-AR1, 1A1, FRN, 3.334%, 1/25/35	United States	547,125	523,993
[d] Highbridge Loan Management Ltd., 2013-2A, B2, 144A, 5.80%,
10/20/24	United States	570,000	579,616
[d,f] Invitation Homes Trust,
2014-SFR1, B, 144A, FRN, 2.035%, 6/17/31	United States	1,130,000	1,130,796
2014-SFR2, A, 144A, FRN, 1.645%, 9/17/31	United States	4,412,920	4,409,676
2014-SFR2, B, 144A, FRN, 2.145%, 9/17/31	United States	8,500,000	8,507,012
2015-SFR1, A, 144A, FRN, 1.985%, 3/17/32	United States	2,387,374	2,403,653
2015-SFR2, A, 144A, FRN, 1.881%, 6/17/32	United States	7,957,982	7,999,170
2015-SFR3, A, 144A, FRN, 1.835%, 8/17/32	United States	4,293,105	4,314,726
[f] IXIS Real Estate Capital Trust, 2005-HE4, A3, FRN, 1.214%, 2/25/36	United States	502,262	500,718
[d,f] Jay Park CLO Ltd., 2016-1A, A2, 144A, FRN, 2.611%, 10/20/27	United States	17,290,000	17,286,369
[d,f] Jefferies & Co., 2009-R2, 4A, 144A, FRN, 2.881%, 5/26/37	United States	1,216,771	1,222,794
JP Morgan Chase Commercial Mortgage Securities Trust,
2004-LN2, A2, 5.115%, 7/15/41	United States	36,572	36,555
[f] 2005-LDP5, E, FRN, 5.717%, 12/15/44	United States	1,150,000	1,146,576
[f] 2005-LPD5, F, FRN, 5.717%, 12/15/44	United States	7,850,000	7,805,412
2006-CB17, AM, 5.464%, 12/12/43.	United States	2,350,000	2,348,115
[f] JP Morgan Mortgage Trust, 2004-A1, 5A1, FRN, 2.797%, 2/25/34	United States	109,194	107,892
[d,f,o] LB-UBS Commercial Mortgage Trust, 2001-C3, E, 144A, FRN, 6.95%,
6/15/36	United States	700,000	699,528
[f] Lehman XS Trust, 2005-4, 1A4, FRN, 1.094%, 10/25/35	United States	971,357	881,565
[d] LNR CDO Ltd.,
[f] 2002-1A, DFL, 144A, FRN, 1.924%, 7/24/37	United States	671,286	673,112
2002-1A, DFX, 144A, 6.727%, 7/24/37	United States	886,097	887,621
[d,f] Mach One ULC,
2004-1A, K, 144A, FRN, 5.45%, 5/28/40	United States	4,293,400	4,332,651
2004-1A, L, 144A, FRN, 5.45%, 5/28/40	United States	3,470,500	3,448,150
2004-1A, M, 144A, FRN, 5.45%, 5/28/40	United States	640,000	629,590
[f] Madison Avenue Manufactured Housing Contract Trust, 2-A, B1, FRN,
200, 3.784%, 3/25/32	United States	1,816,871	1,843,083
[f] Manufactured Housing Contract Trust Pass Through Certificates, 2001-1,
IIM2, FRN, 1.976%, 4/20/32	United States	7,707,993	7,272,046
MASTR Alternative Loan Trust,
2003-1, 3A1, 5.00%, 2/25/18	United States	232,966	235,922
2003-6, 2A1, 5.00%, 8/25/18	United States	652,871	661,083
2003-9, 1A1, 5.50%, 12/25/18	United States	271,062	272,626
[f] 2004-11, 2A1, FRN, 5.553%, 11/25/19	United States	983,173	1,006,702
2004-4, 5A1, 5.50%, 4/25/19	United States	802,157	818,016
[f] MASTR ARM Trust, 2007-3, 12A2, FRN, 0.734%, 5/25/47	United States	250,738	250,573
[f] Merrill Lynch Mortgage Investors Trust,
2003-G, A2, FRN, 1.638%, 1/25/29.	United States	977,966	933,158
2005-A10, A, FRN, 0.744%, 2/25/36	United States	3,751,922	3,457,857

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Annual Report

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value

Asset-Backed Securities and Commercial Mortgage-
Backed Securities (continued)
Diversified Financials (continued)
[f] Merrill Lynch Mortgage Investors Trust Inc., 2003-E, A1, FRN, 1.154%,
10/25/28	United States	996,879	$956,818
[f] Merrill Lynch Mortgage Trust, 2005-CKI1, D, FRN, 5.525%, 11/12/37	United States	2,676,411	2,617,580
[f] New York Mortgage Trust, 2005-3, M1, FRN, 1.209%, 2/25/36	United States	495,008	440,975
[f] Novastar Home Equity Loan, 2004-4, M4, FRN, 2.184%, 3/25/35	United States	1,294,368	1,288,304
[d,f] NZCG Funding Ltd., 2015-2A, A1, 144A, FRN, 2.436%, 4/27/27	United States	8,101,875	8,115,891
[d] OBP Depositor LLC Trust, 2010-OBP, A, 144A, 4.646%, 7/15/45	United States	1,700,000	1,852,161
[d,f] Octagon Investment Partners XVII Ltd., 2013-1A, A1, 144A, FRN,
2.212%, 10/25/25	United States	7,510,000	7,508,122
[d,f] Octagon Investment Partners XXIII Ltd.,
2015-1A, A1, 144A, FRN, 2.30%, 7/15/27	United States	4,160,328	4,158,997
2015-1A, A2, 144A, FRN, 2.30%, 7/15/27	United States	3,949,678	3,946,755
[f] Ownit Mortgage Loan Asset-Backed Certificates, 2005-2, M4, FRN,
1.464%, 3/25/36.	United States	1,234,548	1,229,507
[f] Park Place Securities Inc. Asset-Backed Pass-Through Certificates,
2004-WHQ2, M2, FRN, 1.479%, 2/25/35.	United States	1,209,616	1,215,226
[d,f] Progress Residential Trust, 2015-SFR1, A, 144A, FRN, 1.928%, 2/17/32 .	United States	10,016,059	10,063,391
[f] RAAC, 2004-SP1, AII, FRN, 1.234%, 3/25/34	United States	634,779	605,391
[f] Residential Funding Mortgage Securities II, 2004-HI3, A5, FRN, 5.48%,
6/25/34	United States	349,990	363,057
[d,f] Resource Capital Corp. Ltd.,
2014-CRE2, A, 144A, FRN, 1.585%, 4/15/32	United States	1,631,176	1,625,012
2015-CRE4, A, 144A, FRN, 1.935%, 8/15/32	United States	1,395,789	1,393,033
[d,f] Silver Bay Realty Trust,
2014-1, A, 144A, FRN, 1.525%, 9/17/31	United States	1,176,517	1,170,697
2014-1, B, 144A, FRN, 1.975%, 9/17/31	United States	540,000	535,417
[f] Structured ARM Loan Trust, 2004-12, 3A1, FRN, 3.15%, 9/25/34	United States	3,771,132	3,753,912
[f] Structured Asset Investment Loan Trust, 2004-BNC2, A2, FRN, 1.574%,
12/25/34	United States	1,203,926	1,201,706
[f] Structured Asset Mortgage Investments II Trust, 2004-AR6, A1A, FRN,
1.228%, 2/19/35.	United States	2,082,344	1,952,284
[f] Structured Asset Mortgage Investments Trust,
2003-AR1, A1, FRN, 1.268%, 10/19/33	United States	415,641	389,563
2003-AR2, A1, FRN, 1.268%, 12/19/33	United States	869,921	838,587
[d,f] SWAY Residential 2014-1 Trust, 2014-1, A, 144A, FRN, 1.835%, 1/17/32.	United States	6,213,273	6,224,272
[f] Thornburg Mortgage Securities Trust,
2003-4, A1, FRN, 1.174%, 9/25/43	United States	2,499,008	2,419,121
2004-3, A, FRN, 1.274%, 9/25/44	United States	1,352,451	1,244,521
2005-1, A3, FRN, 2.373%, 4/25/45	United States	409,637	411,320
[d] Towd Point Mortgage Trust, 2016-1, A1, 144A, 3.50%, 2/25/55	United States	12,002,209	12,438,532
[d,f] Trade MAPS Ltd., 2013-1A, A, 144A, FRN, 1.23%, 12/10/18	Ireland	8,500,000	8,491,755
[d,f] Treman Park CLO Ltd., 2015-1A, A, 144A, FRN, 2.381%, 4/20/27	Cayman Islands	3,300,000	3,314,619
[d,f] Tricon American Homes Trust, 2015-SFR1, A, 144A, FRN, 1.785%,
5/17/32	United States	7,830,031	7,837,088
Vanderbilt Acquisition Loan Trust, 2002-1, M1, 7.33%, 5/07/32	United States	235,446	249,756
[d,f] Voya CLO Ltd.,
2012-4A, A2R, 144A, FRN, 2.41%, 10/15/28	Cayman Islands	7,660,000	7,665,592
2014-4A, A1, 144A, FRN, 2.381%, 10/14/26	Cayman Islands	6,450,000	6,454,837
2015-1A, A1, 144A, FRN, 2.362%, 4/18/27	United States	5,280,000	5,279,789

70 Annual Report

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value

Asset-Backed Securities and Commercial Mortgage-
Backed Securities (continued)
Diversified Financials (continued)
[f] WaMu Mortgage Pass-Through Certificates,
2005-AR19, A1A1, FRN, 0.804%, 12/25/45	United States	3,881,268	$3,748,393
2005-AR8, 1A1A, FRN, 0.824%, 7/25/45	United States	1,480,591	1,416,836
[f] Wells Fargo Mortgage Backed Securities Trust,
2004-W, A9, FRN, 2.99%, 11/25/34	United States	151,471	153,679
2005-AR10, 2A3, FRN, 2.981%, 6/25/35	United States	818,973	817,202
[d,f] West CLO Ltd.,
2014-1A, A2, 144A, FRN, 2.982%, 7/18/26	United States	1,360,000	1,360,150
2014-1A, B, 144A, FRN, 3.732%, 7/18/26	United States	3,590,000	3,555,823
			623,297,755
Real Estate 0.2%
[d,f] American Homes 4 Rent,
2014-SFR1, A, 144A, FRN, 1.535%, 6/17/31	United States	2,911,638	2,904,658
2014-SFR1, C, 144A, FRN, 2.285%, 6/17/31	United States	492,000	489,841
			3,394,499
Total Asset-Backed Securities and Commercial
Mortgage-Backed Securities (Cost $689,792,977)			690,039,951

Mortgage-Backed Securities 1.7%
[f] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.2%
FHLMC, 2.81% - 3.086%, 10/01/36 - 6/01/37	United States	3,526,261	3,739,206
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.0%†
FHLMC Gold 15 Year, 5.00%, 10/01/23	United States	167,115	177,664
FHLMC Gold 15 Year, 6.00%, 6/01/23	United States	53,294	57,785
FHLMC Gold 30 Year, 5.00%, 1/01/39	United States	199,303	220,470
			455,919
[f] Federal National Mortgage Association (FNMA) Adjustable Rate
1.3%
FNMA, 1.60% - 2.942%, 3/01/17 - 10/01/44	United States	22,549,940	23,665,143
FNMA, 2.947% - 5.927%, 3/01/17 - 10/01/38	United States	9,111,974	9,626,617
			33,291,760
Federal National Mortgage Association (FNMA) Fixed Rate 0.2%
FNMA 15 Year, 4.00%, 12/01/25	United States	2,286,941	2,432,335
FNMA 15 Year, 4.50%, 5/01/23 - 6/01/25	United States	1,704,650	1,822,890
FNMA 30 Year, 3.50%, 10/01/25	United States	1,476,181	1,555,937
FNMA 30 Year, 5.00%, 3/01/38	United States	48,815	54,013
			5,865,175
[f] Government National Mortgage Association (GNMA) Adjustable
Rate 0.0%†
GNMA, 1.875% - 2.125%, 4/20/26 - 9/20/26	United States	28,786	29,775
Total Mortgage-Backed Securities (Cost $43,041,110)			43,381,835

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value

Municipal Bonds 0.4%
Industry Public Facilities Authority Tax Allocation Revenue,
Transportation District, Industrial Redevelopment Project No. 2,
Refunding, Series B, AGMC Insured, 3.389%, 1/01/20	United States	5,900,000	$6,261,611
[p] Texas State GO, Transportation Commission-Highway Improvement,
Series A, 5.00%, 4/01/21.	United States	2,685,000	3,122,064
[f] University of California Revenue, Series Y-2, Monthly FRN, 1.027%,
7/01/41	United States	390,000	390,039
Total Municipal Bonds (Cost $9,411,044)			9,773,714

		Shares

Escrows and Litigation Trusts (Cost $—) 0.0%
[a,q] NewPage Corp., Litigation Trust.	United States	500,000	—

		Notional
	Counterparty	Amount*

Options Purchased 0.0%†

Puts - Over-the-Counter
Credit Default Swaptions 0.0%†
Buy protection on CDX.NA.HY.26, Premium Rate 5.00%, Strike Price
$103.50, Expires 11/16/16.	CITI	17,400,000	30,519
Buy protection on CDX.NA.IG.27, Premium Rate 1.00%, Strike Price $85,
Expires 11/16/16	JPHQ	8,700,000	2,245
Buy protection on CDX.NA.IG.27, Premium Rate 1.00%, Strike Price $90,
Expires 11/16/16	CITI	17,400,000	3,028
Total Options Purchased (Cost $184,614)			35,792
Total Investments before Short Term Investments
(Cost $2,417,629,123)			2,421,858,870

		Principal
	Country	Amount*

Short Term Investments 3.7%
Corporate Bonds (Cost $2,914,127) 0.1%
AT&T Inc., senior note, 2.40%, 3/15/17	United States	2,900,000	2,915,040
Total Investments before Money Market Funds
(Cost $2,420,543,250)			2,424,773,910

		Shares
Money Market Funds (Cost $89,753,463) 3.6%
[a,c] Institutional Fiduciary Trust Money Market Portfolio	United States	89,753,463	89,753,463
Total Investments (Cost $2,510,296,713) 99.8%			2,514,527,373
Other Assets, less Liabilities 0.2%			6,094,688
Net Assets 100.0%			$2,520,622,061

72 Annual Report

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

†Rounds to less than 0.1% of net assets.
*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 8 regarding restricted securities.
cSee Note 3(f) regarding investments in affiliated management investment companies.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
October 31, 2016, the aggregate value of these securities was $522,655,075, representing 20.7% of net assets.
eSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2016, the aggregate value of these securities was $31,575,406, representing 1.3% of net assets.
fThe coupon rate shown represents the rate at period end.
gSee Note 7 regarding defaulted securities.
hAt October 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.
iSee Note 1(i) regarding senior floating rate interests.
jA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
kPrincipal amount is stated in 100 Mexican Peso Units.
lRedemption price at maturity is adjusted for inflation. See Note 1(k).
mPrincipal amount is stated in 1,000 Brazilian Real Units.
nPrincipal amount of security is adjusted for inflation. See Note 1(k).
oThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.
pSecurity purchased on a when-issued basis. See Note 1(c).
qSecurity has been deemed illiquid because it may not be able to be sold within seven days.

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

At October 31, 2016, the Fund had the following financial futures contracts outstanding. See Note 1(d).

Financial Futures Contracts

			Number of	Notional	Expiration	Unrealized	Unrealized
Description		Type	Contracts	Value	Date	Appreciation	Depreciation
Interest Rate Contracts
Canadian 10 Yr. Bond		Long	49	$5,281,446	12/19/16	$—	$(60,736)
CME Ultra Long Term U.S. Treasury Bond		Short	15	2,639,063	12/20/16	174,334	—
U.S. Treasury 2 Yr. Note		Long	1,296	282,710,250	12/30/16	—	(60,256)
U.S. Treasury 5 Yr. Note		Short	1,815	219,246,328	12/30/16	737,801	—
U.S. Treasury 10 Yr. Note		Short	111	14,388,375	12/20/16	152,331	—
U.S. Treasury 30 Yr. Bond		Short	3	488,156	12/20/16	23,617	—
Total Financial Futures Contracts						$1,088,083	$(120,992)
Net unrealized appreciation (depreciation)						$967,091

At October 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro	DBAB	Buy	2,082,500	$2,764,519	11/03/16	$—	$(478,390)
Euro	DBAB	Sell	2,082,500	2,795,756	11/03/16	509,627	—
Australian Dollar	DBAB	Sell	3,410,144	2,502,705	12/15/16	—	(89,224)
Euro	DBAB	Buy	2,250,000	2,534,850	12/15/16	—	(60,035)
Euro	DBAB	Sell	18,899,102	21,234,818	12/15/16	447,357	—
Euro	JPHQ	Sell	2,600,000	2,934,100	12/15/16	74,313	—
Euro	MSCO	Sell	977,590	1,111,080	12/15/16	35,811	—
Japanese Yen	DBAB	Sell	1,072,725,000	10,197,684	12/15/16	—	(50,014)
Japanese Yen	JPHQ	Sell	227,754,944	2,162,771	12/15/16	—	(12,963)
Japanese Yen	JPHQ	Sell	545,000,000	5,362,247	12/15/16	155,884	—
Malaysian Ringgit	DBAB	Buy	227,680	55,397	12/15/16	—	(1,201)
Malaysian Ringgit	HSBK	Buy	48,000	11,650	12/15/16	—	(225)
Mexican Peso	JPHQ	Sell	70,500,000	3,541,556	12/15/16	—	(174,901)
South Korean Won.	JPHQ	Sell	4,500,000,000	3,842,705	12/15/16	—	(90,904)
Japanese Yen	DBAB	Sell	177,500,000	1,773,191	4/27/17	67,472	—
Japanese Yen	JPHQ	Sell	177,500,000	1,772,634	4/27/17	66,914	—
Australian Dollar	DBAB	Sell	3,360,000	2,532,432	5/18/17	—	(12,588)
Australian Dollar	JPHQ	Sell	11,750,000	8,908,850	5/18/17	8,854	—
Brazilian Real	JPHQ	Buy	7,500,000	2,202,643	5/18/17	16,326	—
Canadian Dollar	JPHQ	Sell	1,350,000	1,028,611	5/18/17	20,720	—
Euro	BZWS	Sell	194,860	218,055	5/18/17	2,172	—
Euro	CITI	Sell	391,262	439,112	5/18/17	5,638	—
Euro	DBAB	Buy	558,065	613,425	5/18/17	4,848	—
Euro	DBAB	Sell	46,977,626	52,731,446	5/18/17	685,562	—
Euro	GSCO	Sell	420,000	471,912	5/18/17	6,600	—
Euro	HSBK	Sell	6,000	6,659	5/18/17	12	—
Euro	JPHQ	Sell	6,167,765	6,862,323	5/18/17	29,138	—
Hungarian Forint	DBAB	Sell	900,000,000	3,220,266	5/18/17	8,102	—
Hungarian Forint	JPHQ	Sell	430,000,000	1,547,375	5/18/17	12,674	—
Indian Rupee	DBAB	Buy	135,900,000	1,955,396	5/18/17	26,107	—

74 Annual Report

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Indian Rupee	JPHQ	Buy	78,000,000	$1,130,435	5/18/17	$6,851	$—
Indonesian Rupiah.	JPHQ	Buy	41,430,000,000	3,058,693	5/18/17	23,386	—
Japanese Yen	JPHQ	Sell	863,000,000	8,605,354	5/18/17	303,824	—
Philippine Peso	JPHQ	Buy	94,860,000	1,925,309	5/18/17	10,937	—
Total Forward Exchange Contracts						$2,529,129	$(970,445)
Net unrealized appreciation (depreciation)						$1,558,684

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

At October 31, 2016, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts
						Unamortized
	Periodic	Counter-				Upfront
	Payment	party/	Notional		Expiration	Payments	Unrealized	Unrealized
Description	Rate	Exchange	Amount[a]		Date	(Receipts)	Appreciation	Depreciation	Value	Rating[b]
Centrally Cleared Swap Contracts
Contracts to Sell Protection[c]
Traded Index
CDX.NA.IG.26	1.00%	ICE	31,500,000		6/20/21	$336,764	$98,003	$–	$434,767	Investment
										Grade
ITRX.EUR.25	1.00%	ICE	11,100,000	EUR	6/20/21	113,951	86,502	–	200,453	Investment
										Grade
ITRX.EUR.SN-
RFIN.26	1.00%	ICE	16,350,000	EUR	12/20/21	(14,625)	61,531	–	46,906	Investment
										Grade
TotalCentrallyClearedSwapContracts						$436,090	$246,036	$–	$682,126
OTC Swap Contracts
Contracts to Buy Protection
Single Name
TheAESCorp	5.00%	JPHQ	9,950,000		6/20/21	$(1,068,068)	$–	$(284,089)	$(1,352,157)
Avon Products Inc	5.00%	GSCO	10,000,000		3/20/20	1,019,549	–	(1,792,564)	(773,015)
Bank of America
Corp	1.00%	FBCO	2,000,000		9/20/17	851	–	(16,183)	(15,332)
Beazer Homes
USAInc	5.00%	CITI	1,500,000		6/20/19	(48,355)	–	(60,991)	(109,346)
Beazer Homes
USAInc	5.00%	GSCO	3,000,000		6/20/19	(93,153)	–	(125,540)	(218,693)
Constellation
BrandsInc	5.00%	DBAB	6,600,000		6/20/17	(151,966)	–	(92,246)	(244,212)
CSC Holdings LLC	5.00%	GSCO	3,500,000		9/20/18	(135,981)	–	(141,290)	(277,271)
CSC Holdings LLC	5.00%	GSCO	3,000,000		3/20/19	(85,197)	–	(179,318)	(264,515)
DPLInc	5.00%	JPHQ	471,000		12/20/16	(2,455)	–	(3,165)	(5,620)
Hospitality Properties
Trust	5.00%	BOFA	3,000,000		3/20/17	(44,436)	–	(27,329)	(71,765)

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

Credit Default Swap Contracts (continued)

						Unamortized
	Periodic	Counter-				Upfront
	Payment	party/	Notional		Expiration	Payments	Unrealized	Unrealized
Description	Rate	Exchange	Amount[a]		Date	(Receipts)	Appreciation	Depreciation	Value	Rating[b]
OTC Swap Contracts (continued)
Contracts to Buy Protection (continued)
Single Name (continued)
International Lease
Finance Corp	5.00%	GSCO	8,000,000		3/20/17	$(113,578)	$–	$(74,447)	$(188,025)
Kinder Morgan Energy
Partners LP	5.00%	CITI	3,400,000		3/20/18	(175,934)	–	(66,343)	(242,277)
LennarCorp	5.00%	CITI	2,700,000		12/20/19	(213,905)	–	(109,758)	(323,663)
LennarCorp	5.00%	GSCO	3,200,000		12/20/20	(268,181)	–	(167,798)	(435,979)
The New York Times
Co	5.00%	GSCO	2,000,000		12/20/16	(4,734)	–	(18,770)	(23,504)
OlinCorp	1.00%	CITI	1,430,000		6/20/21	103,607	–	(19,734)	83,873
OlinCorp	1.00%	GSCO	3,570,000		6/20/21	265,958	–	(56,087)	209,871
Owens-Illinois Inc	5.00%	CITI	7,400,000		6/20/18	(469,688)	–	(154,000)	(623,688)
PactivLLC	5.00%	BZWS	2,100,000		6/20/17	(31,765)	–	(42,925)	(74,690)
PHHCorp	5.00%	GSCO	1,800,000		9/20/19	13,394	–	(80,076)	(66,682)
RiteAidCorp	5.00%	JPHQ	6,300,000		12/20/20	(938,916)	15,484	–	(923,432)
SanminaCorp	5.00%	GSCO	6,500,000		6/20/19	(753,355)	–	(36,817)	(790,172)
Tenet Healthcare
Corp	5.00%	BZWS	4,000,000		12/20/16	(16,568)	–	(29,509)	(46,077)
Tenet Healthcare
Corp	5.00%	DBAB	3,000,000		3/20/19	(187,366)	36,588	–	(150,778)
Tenet Healthcare
Corp	5.00%	GSCO	9,100,000		3/20/19	(620,097)	162,736	–	(457,361)
Toys R Us Inc	5.00%	CITI	2,000,000		12/20/18	287,585	–	(228,974)	58,611
Toys R Us Inc	5.00%	DBAB	2,250,000		12/20/18	354,503	–	(288,565)	65,938
Toys R Us Inc	5.00%	GSCO	4,000,000		12/20/18	866,280	–	(749,058)	117,222
Transocean Inc	5.00%	MSCO	7,000,000		6/20/18	(139,094)	–	(156,382)	(295,476)
XPOCNWInc	5.00%	JPHQ	3,275,000		3/20/18	(109,457)	–	(13,578)	(123,035)
Contracts to Sell Protection[c]
Single Name
American Tower
Corp	1.00%	GSCO	6,500,000		3/20/21	(106,732)	3,460	–	(103,272)	BBB-
Bank of America
Corp	1.00%	FBCO	2,000,000		9/20/17	(851)	16,183	–	15,332	BBB+
Beazer Homes
USAInc	5.00%	CITI	2,700,000		12/20/19	48,267	131,150	–	179,417	B-
Beazer Homes
USAInc	5.00%	GSCO	3,200,000		12/20/20	(308,402)	429,480	–	121,078	B-
[d]CalpineCorp	5.00%	JPHQ	9,950,000		6/20/21	543,716	149,763	–	693,479	B
Electricite de France
SA	1.00%	BZWS	5,300,000	EUR	9/20/20	105,937	–	(3,530)	102,407	A-
EngieSA	1.00%	BZWS	4,300,000	EUR	9/20/20	106,149	20,705	–	126,854	A-
Enterprise Products
Operating LLC	1.00%	MSCO	3,500,000		12/20/19	(15,880)	33,385	–	17,505	BBB+

76 Annual Report

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

Credit Default Swap Contracts (continued)

						Unamortized
	Periodic	Counter-				Upfront
	Payment	party/	Notional		Expiration	Payments	Unrealized	Unrealized
Description	Rate	Exchange	Amount[a]		Date	(Receipts)	Appreciation	Depreciation	Value	Rating[b]
OTC Swap Contracts (continued)
Contracts to Sell Protection[c] (continued)
Single Name (continued)
Government of
Mexico	1.00%	CITI	2,500,000		6/20/20	$(21,752)	$13,011	$ –	$(8,741)	BBB+
iHeartCommunica-
tionsInc	5.00%	BZWS	2,400,000		6/20/18	(278,153)	–	(499,358)	(777,511)	CC
OrangeSA	1.00%	CITI	5,300,000	EUR	9/20/20	85,741	52,111	–	137,852	BBB+
Tenet Healthcare
Corp	5.00%	BZWS	4,000,000		12/20/18	114,608	106,632	–	221,240	CCC+
Traded Index
MCDX.NA.27	1.00%	CITI	6,500,000		12/20/21	66,703	–	(19,939)	46,764	Investment
										Grade
TotalOTCSwapContracts						$(2,421,171)	$1,170,688	$(5,538,363)	$(6,788,846)
TotalCreditDefaultSwapContracts						$(1,985,081)	$1,416,724	$(5,538,363)	$(6,106,720)
Netunrealizedappreciation(depreciation)								$(4,121,639)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.
bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.
cThe Fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded index swaps.
dAt October 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these contracts at year end.

At October 31, 2016, the Fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross Currency Swap Contracts
		Notional		Expiration	Unrealized	Unrealized
Description	Counterparty	Amount		Date	Appreciation	Depreciation
OTC Swap Contracts
Receive Floating Quarterly 3-month USD BBA LIBOR + 2.18%	CITI	3,922,448	USD	10/13/17	$353,537	$—
Pay Fixed Annual 2.125%		3,500,000	CHF
Receive Floating Quarterly 3-month USD BBA LIBOR + 3.29%	JPHQ	1,562,500	USD	10/13/17	53,247	—
Pay Fixed Annual 2.125%		1,500,000	CHF
Receive Fixed Semi-Annual 2.393%	JPHQ	7,916,500	USD	4/09/20	122,532	—
Pay Fixed Annual 0.50%.		7,100,000	EUR
Net unrealized appreciation (depreciation)					$529,316

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Annual Report

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

At October 31, 2016, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts
				Unamortized
				Upfront
		Notional	Expiration	Payments/ Unrealized	Unrealized
Description	Exchange	Amount	Date	(Receipts) Appreciation	Depreciation	Value

Centrally Cleared Swap Contract
Receive Floating rate 3-month USD BBA
LIBOR + 0.661%
Pay Fixed Semi-Annual 1.75%.	LCH	$38,280,000	3/15/24	$(847,227) $347,110	$—	$(500,117)

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

See Abbreviations on page 140.

78 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN INVESTORS SECURITIES TRUST

Consolidated Financial Highlights
Franklin Total Return Fund
		Year Ended October 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.87	$10.18	$10.05	$10.53	$10.32
Income from investment operations[a]:
Net investment income	0.231	0.217	0.257	0.236	0.297
Net realized and unrealized gains (losses)	0.107	(0.220)	0.214	(0.205)	0.472
Total from investment operations	0.338	(0.003)	0.471	0.031	0.769
Less distributions from:
Net investment income and net foreign currency gains	(0.278)	(0.307)	(0.341)	(0.351)	(0.447)
Net realized gains	—	—	—	(0.160)	(0.112)
Total distributions	(0.278)	(0.307)	(0.341)	(0.511)	(0.559)
Net asset value, end of year.	$9.93	$9.87	$10.18	$10.05	$10.53

Total return[b]	3.53%	(0.05)%	4.80%	0.30%	7.74%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.90%	0.91%	0.93%	0.91%	0.92%
Expenses net of waiver and payments by affiliates	0.85%[c]	0.87%[c]	0.88%[c]	0.88%[c]	0.88%
Net investment income	2.32%	2.08%	2.46%	2.36%	2.69%

Supplemental data
Net assets, end of year (000’s)	$3,623,035	$3,527,479	$3,213,446	$3,019,228	$3,134,211
Portfolio turnover rate	287.38%	294.80%	273.96%	371.54%	314.62%
Portfolio turnover rate excluding mortgage dollar rolls[d]	146.15%	95.06%	85.03%	156.49%	122.04%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
cBenefit of expense reduction rounds to less than 0.01%.
dSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST
CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)
		Year Ended October 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.84	$10.16	$10.03	$10.51	$10.31
Income from investment operations[a]:
Net investment income	0.189	0.172	0.201	0.174	0.253
Net realized and unrealized gains (losses)	0.100	(0.214)	0.232	(0.182)	0.467
Total from investment operations	0.289	(0.042)	0.433	(0.008)	0.720
Less distributions from:
Net investment income and net foreign currency gains	(0.259)	(0.278)	(0.303)	(0.312)	(0.408)
Net realized gains	—	—	—	(0.160)	(0.112)
Total distributions	(0.259)	(0.278)	(0.303)	(0.472)	(0.520)
Net asset value, end of year.	$9.87	$9.84	$10.16	$10.03	$10.51

Total return[b]	3.13%	(0.43)%	4.42%	(0.08)%	7.25%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.30%	1.31%	1.33%	1.31%	1.32%
Expenses net of waiver and payments by affiliates	1.25%[c]	1.27%[c]	1.28%[c]	1.28%[c]	1.28%
Net investment income	1.92%	1.68%	2.06%	1.96%	2.29%

Supplemental data
Net assets, end of year (000’s)	$449,274	$444,253	$432,767	$455,720	$571,206
Portfolio turnover rate	287.38%	294.80%	273.96%	371.54%	314.62%
Portfolio turnover rate excluding mortgage dollar rolls[d]	146.15%	95.06%	85.03%	156.49%	122.04%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
cBenefit of expense reduction rounds to less than 0.01%.
dSee Note 1(h) regarding mortgage dollar rolls.

80 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN INVESTORS SECURITIES TRUST
		CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)
		Year Ended October 31,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.85	$10.17	$10.04	$10.52	$10.32
Income from investment operations[a]:
Net investment income	0.199	0.198	0.209	0.204	0.255
Net realized and unrealized gains (losses)	0.117	(0.229)	0.238	(0.197)	0.480
Total from investment operations	0.316	(0.031)	0.447	0.007	0.735
Less distributions from:
Net investment income and net foreign currency gains	(0.266)	(0.289)	(0.317)	(0.327)	(0.423)
Net realized gains	—	—	—	(0.160)	(0.112)
Total distributions	(0.266)	(0.289)	(0.317)	(0.487)	(0.535)
Net asset value, end of year.	$9.90	$9.85	$10.17	$10.04	$10.52

Total return	3.31%	(0.32)%	4.56%	0.06%	7.39%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.15%	1.16%	1.18%	1.16%	1.17%
Expenses net of waiver and payments by affiliates	1.10%[b]	1.12%[b]	1.13%[b]	1.13%[b]	1.13%
Net investment income	2.07%	1.83%	2.21%	2.11%	2.44%

Supplemental data
Net assets, end of year (000’s)	$58,715	$70,506	$59,307	$65,601	$87,235
Portfolio turnover rate	287.38%	294.80%	273.96%	371.54%	314.62%
Portfolio turnover rate excluding mortgage dollar rolls[c]	146.15%	95.06%	85.03%	156.49%	122.04%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBenefit of expense reduction rounds to less than 0.01%.
cSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST
CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)
		Year Ended October 31,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.91	$10.20	$10.07	$10.44
Income from investment operations[b]:
Net investment income.	0.195	0.255 [c]	0.317 [c]	0.145
Net realized and unrealized gains (losses)	0.173	(0.209)	0.191	(0.348)
Total from investment operations	0.368	0.046	0.508	(0.203)
Less distributions from net investment income and net foreign currency gains	(0.298)	(0.336)	(0.378)	(0.167)
Net asset value, end of year	$9.98	$9.91	$10.20	$10.07

Total return[d]	3.94%	0.44%	5.18%	(1.92)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.51%	0.50%	0.50%	0.50%
Expenses net of waiver and payments by affiliates[f]	0.46%	0.46%	0.48%	0.49%
Net investment income	2.71%	2.49%	2.86%	2.75%

Supplemental data
Net assets, end of year (000’s)	$93,892	$68,848	$26,123	$329,806
Portfolio turnover rate	287.38%	294.80%	273.96%	371.54%
Portfolio turnover rate excluding mortgage dollar rolls[g]	146.15%	95.06%	85.03%	156.49%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gSee Note 1(h) regarding mortgage dollar rolls.

82 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN INVESTORS SECURITIES TRUST
		CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)
		Year Ended October 31,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.91	$10.20	$10.07	$10.55	$10.34
Income from investment operations[a]:
Net investment income	0.218	0.127	0.288	0.242	0.319
Net realized and unrealized gains (losses)	0.142	(0.092)	0.206	(0.186)	0.474
Total from investment operations	0.360	0.035	0.494	0.056	0.793
Less distributions from:
Net investment income and net foreign currency gains	(0.290)	(0.325)	(0.364)	(0.376)	(0.471)
Net realized gains	—	—	—	(0.160)	(0.112)
Total distributions	(0.290)	(0.325)	(0.364)	(0.536)	(0.583)
Net asset value, end of year.	$9.98	$9.91	$10.20	$10.07	$10.55

Total return	3.75%	0.33%	5.03%	0.54%	7.98%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.65%	0.66%	0.68%	0.66%	0.67%
Expenses net of waiver and payments by affiliates	0.60%[b]	0.62%[b]	0.63%[b]	0.63%[b]	0.63%
Net investment income	2.57%	2.33%	2.71%	2.61%	2.94%

Supplemental data
Net assets, end of year (000’s)	$740,046	$526,749	$1,281,151	$1,148,451	$1,482,994
Portfolio turnover rate	287.38%	294.80%	273.96%	371.54%	314.62%
Portfolio turnover rate excluding mortgage dollar rolls[c]	146.15%	95.06%	85.03%	156.49%	122.04%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBenefit of expense reduction rounds to less than 0.01%.
cSee Note 1(h) regarding mortgage dollar rolls.

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The accompanying notes are an integral part of these financial statements. | Annual Report 83

FRANKLIN INVESTORS SECURITIES TRUST

Consolidated Statement of Investments, October 31, 2016
Franklin Total Return Fund
		Shares/
	Country	Warrants		Value

Common Stocks and Other Equity Interests 0.2%
Consumer Services 0.1%
[a,b,c] Turtle Bay Resort	United States	1,550,568		$5,378,919
Energy 0.1%
[a,d] Halcon Resources Corp	United States	229,059		1,834,837
[a] Halcon Resources Corp., wts., 9/09/20	United States	20,425		51,675
				1,886,512
Materials 0.0%†
[a] Verso Corp., A	United States	6,954		42,697
[a] Verso Corp., wts., 7/25/23	United States	732		—
				42,697
Total Common Stocks and Other Equity Interests
(Cost $6,177,308)				7,308,128

[e] Management Investment Companies 1.8%
Diversified Financials 1.8%
Franklin Liberty Investment Grade Corporate ETF.	United States	400,000		9,888,000
Franklin Liberty Short Duration U.S. Government ETF	United States	500,000		48,780,000
Franklin Lower Tier Floating Rate Fund	United States	997,589		10,364,951
Franklin Middle Tier Floating Rate Fund.	United States	1,889,310		19,006,460
Total Management Investment Companies
(Cost $87,329,310)				88,039,411

Preferred Stocks 0.4%
Banks 0.3%
U.S. Bancorp, 6.00%, pfd., G	United States	640,000		16,390,400
Diversified Financials 0.1%
[f] Citigroup Capital XIII, 7.149%, pfd	United States	93,000		2,418,930
Total Preferred Stocks (Cost $18,325,000)				18,809,330

		Principal
		Amount*

Corporate Bonds 37.5%
Automobiles & Components 0.6%
Delphi Corp., senior bond, 4.15%, 3/15/24	United Kingdom	5,100,000		5,471,300
Fiat Chrysler Automobiles NV, senior note, 4.50%, 4/15/20	United Kingdom	6,000,000		6,150,000
Ford Motor Credit Co. LLC, senior note, 3.096%, 5/04/23	United States	18,200,000		18,236,127
				29,857,427
Banks 8.2%
Banco Comercial Portugues SA, 4.75%, 6/22/17	Portugal	5,400,000	EUR	6,103,944
Bank of America Corp.,
senior bond, 3.875%, 8/01/25	United States	6,000,000		6,329,064
senior note, 3.50%, 4/19/26	United States	20,400,000		20,967,344
[g] Bankinter SA, senior note, Reg S, 1.75%, 6/10/19.	Spain	12,500,000	EUR	14,301,488
[g] Barclays Bank PLC, senior sub. note, Reg S, 6.00%, 1/14/21	United Kingdom	8,000,000	EUR	10,181,319
Barclays PLC, sub. note, 4.375%, 9/11/24	United Kingdom	500,000		503,183
Capital One Financial Corp., senior note, 3.20%, 2/05/25.	United States	9,700,000		9,841,290
CIT Group Inc., senior note, 5.00%, 8/15/22	United States	7,000,000		7,509,460

84 Annual Report

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FRANKLIN INVESTORS SECURITIES TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value

Corporate Bonds (continued)
Banks (continued)
Citigroup Inc.,
senior note, 3.40%, 5/01/26	United States	20,000,000		$20,384,380
senior note, 8.125%, 7/15/39.	United States	4,400,000		6,736,695
Depfa ACS Bank,
secured bond, 1.65%, 12/20/16	Ireland	720,000,000	JPY	6,878,223
secured bond, 2.125%, 10/13/17	Ireland	12,250,000	CHF	12,658,581
HSBC Holdings PLC,
senior note, 3.60%, 5/25/23	United Kingdom	12,700,000		13,125,640
senior note, 4.30%, 3/08/26	United Kingdom	14,800,000		15,785,532
Intesa Sanpaolo SpA,
senior note, 2.375%, 1/13/17.	Italy	24,500,000		24,536,382
senior note, 3.875%, 1/16/18.	Italy	4,300,000		4,380,948
[h] sub. note, 144A, 5.71%, 1/15/26	Italy	17,500,000		16,753,887
JPMorgan Chase & Co.,
[i] junior sub. bond, X, 6.10% to 10/01/24, FRN thereafter,
Perpetual	United States	10,400,000		10,942,360
senior bond, 3.30%, 4/01/26	United States	22,000,000		22,450,318
senior bond, 3.20%, 6/15/26	United States	10,800,000		10,929,319
senior note, 2.40%, 6/07/21	United States	10,000,000		10,092,150
senior note, 3.25%, 9/23/22	United States	11,400,000		11,864,185
[h] Norddeutsche Landesbank Girozentrale, secured note, 144A,
2.00%, 2/05/19	Germany	7,000,000		7,090,230
Royal Bank of Canada, secured note, 2.10%, 10/14/20	Canada	11,500,000		11,668,739
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	3,100,000		3,278,824
The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	4,000,000	EUR	4,755,547
[h] Shinhan Bank, senior note, 144A, 1.875%, 7/30/18	South Korea	10,000,000		10,020,700
SVB Financial Group, senior note, 3.50%, 1/29/25	United States	6,000,000		5,998,044
[j] UniCredit SpA, senior note, FRN, 1.688%, 10/31/17	Italy	9,500,000	EUR	10,559,637
[g] Unione di Banche Italiane SpA, senior note, Reg S, 2.875%,
2/18/19	Italy	12,000,000	EUR	13,968,760
Wells Fargo & Co.,
[i] junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter,
Perpetual	United States	5,500,000		5,761,250
senior note, 2.50%, 3/04/21	United States	10,000,000		10,133,520
senior note, 3.00%, 4/22/26	United States	31,200,000		31,082,002
sub. bond, 4.65%, 11/04/44	United States	10,000,000		10,371,060
[h] Westpac Banking Corp., senior secured note, 144A, 2.25%,
11/09/20.	Australia	10,800,000		10,974,366
[h] Woori Bank, sub. note, 144A, 4.75%, 4/30/24	South Korea	9,750,000		10,346,408
				409,264,779
Capital Goods 1.2%
[h] Amcor Finance USA Inc., senior note, 144A, 3.625%, 4/28/26	Australia	11,800,000		12,048,626
CNH Industrial Capital LLC, senior note, 3.875%, 10/15/21	United States	3,400,000		3,383,000
[h] Cortes NP Acquisition Corp., senior note, 144A, 9.25%, 10/15/24	United States	4,100,000		4,315,250
[k,l] Erickson Air-Crane Inc., Purchase Price Notes, 6.00%, 11/02/20	United States	10,305		1,078
General Electric Co., senior note, A, 8.50%, 4/06/18	United States	135,000,000	MXN	7,382,589
Lockheed Martin Corp., senior bond, 4.70%, 5/15/46	United States	13,900,000		15,859,886
[h] Sydney Airport Finance Co. Pty. Ltd., 144A, 3.90%, 3/22/23	Australia	5,800,000		6,142,374
United Technologies Corp., senior note, 1.125%, 12/15/21	United States	10,500,000	EUR	11,981,037
				61,113,840

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Annual Report

FRANKLIN INVESTORS SECURITIES TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
			Principal
		Country	Amount*	Value

Corporate Bonds (continued)
Commercial & Professional Services 0.1%
Republic Services Inc., senior note, 2.90%, 7/01/26		United States	4,500,000	$4,505,512
Consumer Durables & Apparel 0.4%
Beazer Homes USA Inc., senior note, 5.75%, 6/15/19		United States	13,500,000	14,006,250
PulteGroup Inc., senior bond, 5.00%, 1/15/27.		United States	4,900,000	4,881,625
				18,887,875
Consumer Services 0.6%
[h] KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of
America LLC,
senior note, 144A, 5.00%, 6/01/24		United States	2,300,000	2,369,000
senior note, 144A, 5.25%, 6/01/26		United States	2,300,000	2,403,500
Marriott International Inc., senior bond, 3.75%, 10/01/25		United States	18,400,000	19,343,276
Yum! Brands Inc., senior note, 5.30%, 9/15/19		United States	3,000,000	3,243,750
				27,359,526
Diversified Financials 3.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, senior
note, 4.25%, 7/01/20		Netherlands	6,000,000	6,242,520
American Airlines Pass Through Trust, first lien, 2016-2, AA,
3.20%, 6/15/28		United States	6,600,000	6,723,750
American Express Centurion Bank, senior note, 5.95%, 6/12/17		United States	800,000	822,331
Capital One Bank USA NA, sub. bond, 3.375%, 2/15/23		United States	6,000,000	6,139,158
Discover Financial Services, senior note, 3.85%, 11/21/22		United States	3,052,000	3,154,276
GE Capital International Funding Co., senior bond, 3.373%,
11/15/25	.	United States	17,000,000	18,110,270
The Goldman Sachs Group Inc.,
senior note, 3.75%, 5/22/25		United States	7,700,000	8,027,496
senior note, 3.75%, 2/25/26		United States	21,300,000	22,228,978
[h] Hutchison Whampoa International 11 Ltd., senior note, 144A,
3.50%, 1/13/17		Hong Kong	9,500,000	9,539,900
International Lease Finance Corp., senior note, 8.75%, 3/15/17		United States	12,000,000	12,309,408
Morgan Stanley,
senior bond, 4.30%, 1/27/45		United States	10,000,000	10,526,400
senior note, 3.875%, 1/27/26.		United States	20,500,000	21,651,465
[h] MSCI Inc., senior note, 144A, 4.75%, 8/01/26		United States	1,100,000	1,111,000
Navient Corp.,
senior note, 6.625%, 7/26/21.		United States	2,200,000	2,222,000
senior note, 7.25%, 9/25/23		United States	4,000,000	3,995,000
PHH Corp., senior note, 7.375%, 9/01/19.		United States	5,400,000	5,656,500
Springleaf Finance Corp.,
senior note, 6.00%, 6/01/20		United States	1,200,000	1,215,000
senior note, 7.75%, 10/01/21.		United States	1,000,000	1,041,650
[h] Three Gorges Finance I Cayman Islands Ltd., senior note, 144A,
3.70%, 6/10/25		China	12,800,000	13,503,872
[h] Transurban Finance Co. Pty. Ltd., senior secured bond, 144A,
4.125%, 2/02/26		Australia	8,200,000	8,707,957
United Airlines Pass Through Trust, first lien, 2016-1, AA, 3.10%,
1/07/30		United States	6,300,000	6,468,651
				169,397,582

86 Annual Report

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FRANKLIN INVESTORS SECURITIES TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Energy 4.3%
Anadarko Petroleum Corp., senior note, 6.45%, 9/15/36	United States	2,260,000	$2,691,911
[h] California Resources Corp., secured note, second lien, 144A,
8.00%, 12/15/22	United States	4,000,000	2,730,000
[h] Calumet Specialty Products Partners LP/Calumet Finance Corp.,
senior note, 144A, 11.50%, 1/15/21	United States	2,100,000	2,378,250
Canadian Natural Resources Ltd., senior note, 5.70%, 5/15/17	Canada	5,400,000	5,517,261
CGG SA, senior note, 6.50%, 6/01/21	France	2,100,000	1,071,000
[h] Cheniere Corpus Christi Holdings LLC, senior secured note, 144A,
7.00%, 6/30/24	United States	2,300,000	2,449,500
CNOOC Finance 2013 Ltd., senior note, 3.00%, 5/09/23	China	14,000,000	14,016,520
Enable Midstream Partners LP,
senior bond, 5.00%, 5/15/44	United States	1,200,000	1,031,076
senior note, 3.90%, 5/15/24	United States	3,600,000	3,394,098
Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	6,000,000	6,570,000
Energy Transfer Partners LP, senior bond, 5.15%, 2/01/43	United States	6,000,000	5,585,520
[h,l] Energy XXI Gulf Coast Inc., senior secured note, second lien,
144A, 11.00%, 3/15/20	United States	6,000,000	2,730,000
EnLink Midstream Partners LP, senior bond, 5.05%, 4/01/45	United States	6,200,000	5,550,823
Ensco PLC, senior bond, 5.75%, 10/01/44	United States	3,700,000	2,488,250
Enterprise Products Operating LLC, senior bond, 4.45%, 2/15/43	United States	6,000,000	5,786,484
Exxon Mobil Corp., senior note, 2.709%, 3/06/25	United States	21,500,000	21,889,773
[h,m] Gaz Capital SA (OJSC Gazprom), loan participation, senior note,
144A, 3.85%, 2/06/20	Russia	10,000,000	10,040,550
[h,l] Linn Energy LLC/Finance Corp., senior secured note, second lien,
144A, 12.00%, 12/15/20.	United States	1,000,000	705,000
[h] LUKOIL International Finance BV, senior note, 144A, 4.563%,
4/24/23	Russia	6,000,000	6,110,460
MPLX LP, 4.00%, 2/15/25.	United States	4,600,000	4,556,889
Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	7,900,000	8,026,771
[j] Petrobras Global Finance BV, senior note, FRN, 3.737%, 3/17/20	Brazil	14,400,000	14,238,000
[h] Petrofac Ltd., senior note, 144A, 3.40%, 10/10/18	United Kingdom	7,600,000	7,669,532
[h] Sabine Pass Liquefaction LLC, senior secured bond, 144A, 5.00%,
3/15/27	United States	3,700,000	3,774,000
[c] Sanchez Energy Corp., senior note, 6.125%, 1/15/23	United States	3,000,000	2,580,000
[h] Sinopec Group Overseas Development 2014 Ltd., senior note,
144A, 4.375%, 4/10/24	China	9,300,000	10,161,459
[h] Sinopec Group Overseas Development 2015 Ltd., senior note,
144A, 3.25%, 4/28/25	China	16,400,000	16,536,202
Sunoco Logistics Partners Operations LP, senior note, 4.25%,
4/01/24	United States	9,300,000	9,747,107
Transcontinental Gas Pipe Line Corp., senior note, 6.05%, 6/15/18 .	United States	550,000	583,100
Transocean Inc., senior bond, 7.375%, 4/15/18	United States	13,000,000	13,227,500
Valero Energy Corp., senior bond, 4.90%, 3/15/45	United States	6,700,000	6,595,004
Weatherford International Ltd.,
senior bond, 5.95%, 4/15/42	United States	2,400,000	1,824,000
senior note, 7.75%, 6/15/21	United States	1,600,000	1,622,000
senior note, 8.25%, 6/15/23	United States	2,000,000	2,075,000
[h] Woodside Finance Ltd., senior note, 144A, 3.70%, 9/15/26	Australia	9,500,000	9,518,193
			215,471,233

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Annual Report

FRANKLIN INVESTORS SECURITIES TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value

Corporate Bonds (continued)
Food & Staples Retailing 0.6%
[h] Cencosud SA, senior note, 144A, 4.875%, 1/20/23	Chile	10,200,000		$10,780,533
The Kroger Co., senior note, 4.00%, 2/01/24	United States	15,400,000		16,598,875
				27,379,408
Food, Beverage & Tobacco 1.4%
Anheuser-Busch InBev Finance Inc., senior bond, 3.65%, 2/01/26 .	Belgium	17,000,000		17,928,353
Bunge Ltd. Finance Corp., senior note, 3.25%, 8/15/26	United States	12,000,000		12,040,764
Constellation Brands Inc., senior note, 7.25%, 5/15/17	United States	5,000,000		5,168,750
Kraft Heinz Foods Co., senior note, 3.50%, 7/15/22.	United States	21,400,000		22,580,403
Reynolds American Inc., senior bond, 5.70%, 8/15/35	United States	9,300,000		11,286,917
				69,005,187
Health Care Equipment & Services 0.9%
Express Scripts Holding Co., senior bond, 3.50%, 6/15/24	United States	14,500,000		14,998,336
HCA Inc., senior bond, 5.875%, 5/01/23	United States	8,000,000		8,500,000
Medco Health Solutions Inc., senior note, 4.125%, 9/15/20	United States	3,500,000		3,753,246
[h] MPH Acquisition Holdings LLC, senior note, 144A, 7.125%,
6/01/24	United States	1,000,000		1,072,400
Stryker Corp., senior bond, 3.50%, 3/15/26	United States	3,000,000		3,131,052
Tenet Healthcare Corp., senior note, 5.50%, 3/01/19	United States	15,835,000		15,557,887
				47,012,921
Household & Personal Products 0.6%
Avon Products Inc., senior note, 6.60%, 3/15/20	United States	18,500,000		19,066,562
The Procter & Gamble Co., senior note, 2.45%, 11/03/26	United States	12,500,000		12,482,375
				31,548,937
Insurance 1.6%
Aflac Inc., senior bond, 3.625%, 6/15/23	United States	17,500,000		18,697,158
[h] Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	12,000,000		13,469,316
MetLife Inc.,
senior note, 3.60%, 4/10/24	United States	9,600,000		10,182,950
senior note, 3.00%, 3/01/25	United States	1,500,000		1,524,162
Prudential Financial Inc., junior sub. note, 5.875%, 9/15/42	United States	7,000,000		7,673,750
[h] Teachers Insurance & Annuity Assn. of America, sub. bond, 144A,
4.90%, 9/15/44	United States	20,400,000		22,764,258
[h] TIAA Asset Management Finance LLC, senior note, 144A, 2.95%,
11/01/19.	United States	5,800,000		5,969,714
				80,281,308
Materials 1.6%
[g] Arkema SA, senior note, Reg S, 1.50%, 1/20/25	France	12,000,000	EUR	13,858,183
[h] Cemex SAB de CV, first lien, 144A, 5.70%, 1/11/25.	Mexico	8,000,000		8,170,520
[h] FMG Resources (August 2006) Pty. Ltd., senior secured note,
144A, 9.75%, 3/01/22	Australia	300,000		350,641
[h] Glencore Finance Canada Ltd., senior bond, 144A, 4.95%,
11/15/21.	Switzerland	4,700,000		5,011,084
LYB International Finance BV, senior note, 4.00%, 7/15/23.	United States	18,400,000		19,728,940
Owens-Illinois Inc., senior note, 7.80%, 5/15/18	United States	9,200,000		9,959,000
Reliance Steel & Aluminum Co., senior note, 4.50%, 4/15/23	United States	5,600,000		5,751,289
Reynolds Group Holdings Inc., senior note, 8.125%, 6/15/17	United States	12,000,000		12,435,000

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FRANKLIN INVESTORS SECURITIES TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Materials (continued)
[h] Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds
Group Issuer Luxembourg SA,
first lien, 144A, 5.125%, 7/15/23	United States	1,600,000	$1,641,000
senior note, 144A, 7.00%, 7/15/24	United States	800,000	856,500
			77,762,157
Media 1.5%
21st Century Fox America Inc.,
senior bond, 6.90%, 8/15/39	United States	1,800,000	2,377,361
senior bond, 7.90%, 12/01/95	United States	500,000	650,809
senior note, 3.00%, 9/15/22	United States	5,100,000	5,271,783
senior note, 3.70%, 10/15/25.	United States	2,300,000	2,450,275
[h] Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%,
5/15/26	United States	6,500,000	6,646,250
[h] CCO Holdings LLC/CCO Holdings Capital Corp., senior bond,
144A, 5.375%, 5/01/25	United States	7,000,000	7,210,000
CSC Holdings LLC,
senior bond, 7.625%, 7/15/18	United States	3,000,000	3,225,000
senior note, 8.625%, 2/15/19.	United States	9,000,000	10,063,080
NBCUniversal Media LLC, senior bond, 4.45%, 1/15/43.	United States	8,100,000	8,788,411
The New York Times Co., senior note, 6.625%, 12/15/16	United States	11,700,000	11,773,710
[h] Nextstar Escrow Corp., senior note, 144A, 5.625%, 8/01/24	United States	1,600,000	1,592,000
Time Warner Inc.,
7.70%, 5/01/32	United States	550,000	762,211
6.10%, 7/15/40	United States	8,600,000	10,378,540
[h] Virgin Media Secured Finance PLC, senior secured bond, first lien,
144A, 5.50%, 8/15/26	United Kingdom	4,300,000	4,359,125
			75,548,555
Pharmaceuticals, Biotechnology & Life Sciences 1.2%
Actavis Funding SCS, senior bond, 4.55%, 3/15/35.	United States	13,400,000	13,888,872
Baxalta Inc., senior note, 3.60%, 6/23/22	United States	8,300,000	8,656,643
Biogen Inc., senior bond, 5.20%, 9/15/45	United States	9,200,000	10,425,155
Gilead Sciences Inc., senior bond, 4.50%, 2/01/45	United States	6,000,000	6,268,524
PerkinElmer Inc., senior note, 5.00%, 11/15/21.	United States	13,200,000	14,442,714
[h] Valeant Pharmaceuticals International Inc., senior bond, 144A,
6.125%, 4/15/25	United States	6,800,000	5,253,000
Zoetis Inc., senior bond, 4.70%, 2/01/43	United States	3,000,000	3,086,715
			62,021,623
Real Estate 1.5%
American Tower Corp.,
senior bond, 3.50%, 1/31/23	United States	12,700,000	13,149,885
senior bond, 4.40%, 2/15/26	United States	9,400,000	10,142,431
ERP Operating LP, 5.75%, 6/15/17	United States	881,000	905,509
HCP Inc., senior bond, 3.875%, 8/15/24	United States	17,000,000	17,484,534
MPT Operating Partnership LP/MPT Finance Corp., senior bond,
5.25%, 8/01/26	United States	1,100,000	1,124,750
Realty Income Corp., senior bond, 4.125%, 10/15/26	United States	12,500,000	13,514,375
Senior Housing Properties Trust, senior note, 6.75%, 12/15/21.	United States	14,500,000	16,560,479
			72,881,963

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FRANKLIN INVESTORS SECURITIES TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value

Corporate Bonds (continued)
Retailing 1.4%
Dollar General Corp., senior bond, 4.15%, 11/01/25	United States	12,700,000		$13,630,376
[h,l] Edcon Ltd., secured note, 144A, 9.50%, 3/01/18.	South Africa	3,500,000	EUR	960,444
Home Depot Inc., senior note, 2.125%, 9/15/26	United States	16,800,000		16,229,253
Tiffany & Co., senior bond, 4.90%, 10/01/44.	United States	10,300,000		10,105,248
Toys R Us Inc., senior bond, 7.375%, 10/15/18.	United States	28,800,000		27,720,000
				68,645,321
Semiconductors & Semiconductor Equipment 0.5%
Maxim Integrated Products Inc., senior note, 3.375%, 3/15/23	United States	22,000,000		22,327,756
Software & Services 0.5%
Alibaba Group Holding Ltd., senior bond, 4.50%, 11/28/34.	China	10,000,000		10,652,500
[h] First Data Corp., secured note, first lien, 144A, 5.00%, 1/15/24	United States	6,000,000		6,097,500
Fiserv Inc., senior bond, 3.85%, 6/01/25	United States	9,300,000		9,908,620
				26,658,620
Technology Hardware & Equipment 1.2%
Cisco Systems Inc., senior note, 2.60%, 2/28/23.	United States	12,000,000		12,303,756
[h] Diamond 1 Finance Corp./Diamond 2 Finance Corp., senior
secured note, first lien, 144A, 3.48%, 6/01/19	United States	12,000,000		12,320,808
Juniper Networks Inc.,
senior bond, 4.50%, 3/15/24	United States	4,500,000		4,794,629
senior bond, 4.35%, 6/15/25	United States	9,300,000		9,660,942
[h] Sanmina Corp., senior note, first lien, 144A, 4.375%, 6/01/19.	United States	7,500,000		7,837,500
[h] Western Digital Corp., senior secured note, 144A, 7.375%,
4/01/23	United States	9,800,000		10,755,500
				57,673,135
Telecommunication Services 1.6%
AT&T Inc.,
senior bond, 4.50%, 5/15/35	United States	16,200,000		16,144,499
senior note, 3.95%, 1/15/25	United States	7,400,000		7,677,352
[h] Hughes Satellite Systems Corp., senior bond, 144A, 6.625%,
8/01/26	United States	5,400,000		5,359,500
Sprint Communications Inc., senior note, 6.00%, 11/15/22	United States	7,000,000		6,527,500
Sprint Corp., senior note, 7.625%, 2/15/25	United States	2,000,000		1,929,376
Telefonica Emisiones SAU, senior note, 4.57%, 4/27/23.	Spain	9,000,000		9,894,015
Verizon Communications Inc.,
senior bond, 6.40%, 9/15/33	United States	10,255,000		12,836,214
senior bond, 4.522%, 9/15/48	United States	10,700,000		10,780,378
[h] Wind Acquisition Finance SA, secured note, second lien, 144A,
7.375%, 4/23/21	Italy	7,000,000		7,260,155
				78,408,989
Transportation 0.3%
[h] Aviation Capital Group Corp., 144A, 7.125%, 10/15/20	United States	6,000,000		7,100,520
Burlington Northern and Santa Fe 99-2 Trust, secured bond,
7.57%, 1/02/21	United States	102,185		111,009
[h] DP World Ltd., senior bond, 144A, 6.85%, 7/02/37	United Arab Emirates	3,700,000		4,241,125
Union Pacific Railroad Co. 2005 Pass Trust, 2005-1, 5.082%,
1/02/29	United States	196,496		216,449
XPO CNW Inc., senior bond, 7.25%, 1/15/18	United States	4,300,000		4,472,000
				16,141,103

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FRANKLIN INVESTORS SECURITIES TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value

Corporate Bonds (continued)
Utilities 2.3%
Commonwealth Edison Co., secured bond, 6.45%, 1/15/38	United States	700,000		$974,791
Dominion Resources Inc., senior bond, 3.90%, 10/01/25	United States	12,200,000		13,035,834
[h] Dynegy Inc., senior note, 144A, 8.00%, 1/15/25	United States	4,400,000		4,257,000
[h,i] EDF SA, sub. note, 144A, 5.25% to 1/29/23, FRN thereafter,
Perpetual	France	24,000,000		23,866,200
[h] Enogex LLC, senior note, 144A, 6.25%, 3/15/20	United States	5,000,000		5,402,790
Georgia Power Co., senior note, 4.30%, 3/15/42	United States	9,000,000		9,569,664
Kinder Morgan Energy Partners LP,
senior note, 5.95%, 2/15/18	United States	5,200,000		5,468,804
senior note, 6.85%, 2/15/20	United States	1,000,000		1,127,971
MidAmerican Energy Co., senior note, 5.95%, 7/15/17	United States	2,200,000		2,275,414
Sempra Energy, senior note, 3.75%, 11/15/25	United States	8,200,000		8,697,543
The Southern Co., senior bond, 3.25%, 7/01/26	United States	14,350,000		14,780,457
[h] State Grid Overseas Investment 2013 Ltd., senior note, 144A,
3.125%, 5/22/23	China	10,400,000		10,762,440
[g] Veolia Environnement SA, senior bond, Reg S, 4.625%, 3/30/27	France	7,800,000	EUR	11,770,113
				111,989,021
Total Corporate Bonds (Cost $1,820,964,575)				1,861,143,778

[j,n] Senior Floating Rate Interests 1.5%
Automobiles & Components 0.0%†
TI Group Automotive Systems LLC, Initial U.S. Term Loan, 4.50%,
6/25/22	United States	1,488,040		1,492,988
Capital Goods 0.0%†
[o] Harsco Corp., Initial Term Loan, 7.50%, 11/01/23	United States	274,602		278,035
Leidos (Abacus Innovations Corp.), B Term Loan, 3.284%, 8/16/23.	United States	194,626		196,390
				474,425
Consumer Services 0.1%
Aristocrat Technologies Inc., Term B-1 Loans, 3.631%, 10/20/21	United States	166,321		167,298
Fitness International LLC, Term B Loan, 6.00%, 7/01/20	United States	2,495,938		2,500,619
Prime Security Services Borrower LLC, Term B-1 Loans, 4.75%,
5/02/22	United States	795,514		802,077
[c,p] Turtle Bay Holdings LLC, Term Loan B, PIK, 3.375%, 6/30/17.	United States	697,827		690,848
				4,160,842
Diversified Financials 0.0%†
First Eagle Investment Management, Initial Term Loans, 4.838%,
12/01/22.	United States	475,649		475,054
Russell Investments US Institutional Holdco Inc., Initial Term Loan,
6.75%, 6/01/23	United States	324,557		325,774
				800,828
Energy 0.2%
[c] Bowie Resource Holdings LLC,
First Lien Initial Term Loan, 6.75%, 8/16/20	United States	3,229,920		2,680,834
Second Lien Initial Term Loan, 11.75%, 2/16/21	United States	592,359		488,696
Fieldwood Energy LLC, Loans, 3.875%, 10/01/18	United States	4,647,342		4,287,173
Foresight Energy LLC, Term Loans, 6.50%, 8/23/20	United States	500,000		475,000
McDermott Finance LLC, Term Loan, 8.25% - 8.484%, 4/16/19	United States	141,671		143,087
				8,074,790

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Annual Report

FRANKLIN INVESTORS SECURITIES TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*	Value

[j,n] Senior Floating Rate Interests (continued)
Health Care Equipment & Services 0.1%
Carestream Health Inc., Term Loan, 5.00%, 6/07/19	United States	601,029	$560,352
Community Health Systems Inc., 2018 Term F Loans, 4.083%,
12/31/18.	United States	3,061,012	2,999,244
			3,559,596
Household & Personal Products 0.0%†
[o] Spectrum Brands Inc., Term Loans, 5.00%, 6/23/22	United States	34,752	35,128
Materials 0.3%
The Chemours Co. LLC, Tranche B Term Loan, 3.75%, 5/12/22	United States	4,103,476	4,066,524
Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	588,585	590,057
FMG America Finance Inc. (Fortescue Metals Group), Loans,
3.75%, 6/30/19	Australia	3,777,887	3,779,659
Huntsman International LLC, 2015 Extended Term B Dollar Loan,
3.534% - 3.644%, 4/19/19	United States	1,293,080	1,301,162
Novelis Inc., Initial Term Loan, 4.00% - 4.088%, 6/02/22	Canada	2,055,020	2,063,754
[c] OCI Beaumont LLC, Term B-3 Loan, 7.75%, 8/20/19	United States	1,924,716	1,893,439
			13,694,595
Media 0.2%
[o] Altice U.S. Finance I Corp., 2016 Refinancing Term Loans, 5.50%,
1/01/25	United States	235,499	236,677
[o] AMC Entertainment Holdings Inc.,
2016 Incremental Term Loan, 5.25%, 12/15/23	United States	91,534	91,244
Initial Term Loans, 5.25%, 12/15/22	United States	143,198	143,195
CSC Holdings Inc. (Cablevision), 2016 Extended Term Loans,
3.876%, 10/11/24	United States	1,102,071	1,107,352
[o] Lions Gate Entertainment Corp., Term Loan A, 5.00%, 10/12/21	United States	1,650,000	1,633,500
[o] Live Nation Entertainment Inc., Term B-2 Loans, 5.00%, 10/31/23 .	United States	91,534	91,763
Radio One Inc., Term Loan B, 5.04%, 12/31/18	United States	6,965,941	6,983,356
UPC Financing Partnership, Facility AN, 4.08%, 8/31/24	Netherlands	287,841	289,675
			10,576,762
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, 2015
Incremental Term B Loans, 3.75%, 9/25/22	United States	3,738,813	3,738,229
Grifols Worldwide Operations USA Inc., U.S. Tranche B Term Loan,
3.46%, 2/27/21	United States	2,823,658	2,851,895
[o] RPI Finance Trust, Term A-2 Term Loan A, 4.75%, 10/14/20	United States	357,494	355,645
Valeant Pharmaceuticals International Inc.,
Series C-2 Tranche B Term Loan, 5.25%, 12/11/19	United States	640,488	640,969
Series D-2 Tranche B Term Loan, 5.00%, 2/13/19	United States	1,745,646	1,745,491
			9,332,229
Retailing 0.1%
Ascena Retail Group Inc., Tranche B Term Loan, 5.25%, 8/21/22	United States	3,307,851	3,232,045
Dollar Tree Inc., Term A-1 Loans, 2.25%, 7/06/20	United States	611,855	610,895
PetSmart Inc., Tranche B-2 Loans, 4.00%, 3/11/22	United States	2,631,808	2,640,032
			6,482,972

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FRANKLIN INVESTORS SECURITIES TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
			Principal
		Country	Amount*		Value

[j,n] Senior Floating Rate Interests (continued)
Semiconductors & Semiconductor Equipment 0.1%
Avago Technologies Cayman Finance Ltd., Term B-3 Loans,
3.535%, 2/01/23		Singapore	1,288,413		$1,303,311
MACOM Technology Solutions Holdings Inc., Initial Term Loan,
4.628%, 5/07/21		United States	242,052		244,775
MKS Instruments Inc., Tranche B-1 Term Loans, 4.25%, 5/01/23		United States	196,428		198,556
ON Semiconductor Corp., 2016 Replacement Term Loans,
3.777%, 3/31/23		United States	2,691,999		2,710,746
					4,457,388
Software & Services 0.1%
[o] Global Payments Inc., Delayed Draw Term Loan (A-2), 4.75%,
10/31/21	.	United States	1,310,631		1,308,823
MoneyGram International Inc., Term Loan, 4.25%, 3/27/20		United States	3,788,490		3,698,513
[o] Rackspace Hosting Inc., Term B Loan, 6.50%, 11/03/23		United States	457,670		460,898
					5,468,234
Technology Hardware & Equipment 0.0%†
Dell International LLC, Term A-3 Loan, 2.54%, 12/31/18		United States	927,880		928,315
Western Digital Corp., Term Loan B-1, 4.50%, 4/29/23		United States	581,061		588,506
Zebra Technologies Corp., Refinancing Term Loan, 4.089%,
10/27/21	.	United States	432,524		437,570
					1,954,391
Telecommunication Services 0.0%†
Consolidated Communications Inc., Initial Term Loan, 4.00%,
10/05/23	.	United States	229,278		230,997
Global Tel*Link Corp., Term Loan, 5.00%, 5/23/20		United States	268,059		261,190
					492,187
Transportation 0.1%
Air Canada, Term Loan, 3.614%, 10/06/23.		Canada	55,056		55,297
Navios Maritime Midstream Partners LP, Initial Term Loan, 5.50%,
6/18/20		Marshall Islands	1,718,429		1,688,356
Navios Maritime Partners LP, Initial Term Loan, 5.25%, 6/27/18		Marshall Islands	59,170		54,326
XPO Logistics Inc., Refinancing Term Loans, 4.25%, 10/30/21		United States	1,148,068		1,157,109
					2,955,088
Utilities 0.0%†
EFS Cogen Holdings I LLC (Linden), Term B Advance, 5.25%,
6/28/23		United States	164,717		166,570
NRG Energy Inc., Term Loans, 3.50%, 6/30/23.		United States	1,047,375		1,050,779
					1,217,349
Total Senior Floating Rate Interests
(Cost $75,239,805)					75,229,792

Foreign Government and Agency Securities 4.1%
The Export-Import Bank of Korea, senior note, 2.25%, 1/21/20		South Korea	18,800,000		19,012,346
Government of Hungary,
5.50%, 12/22/16		Hungary	3,092,050,000	HUF	11,063,399
6.00%, 1/11/19		Hungary	1,820,000	EUR	2,252,283
A, 6.75%, 11/24/17		Hungary	1,457,960,000	HUF	5,529,964
A, 5.50%, 12/20/18		Hungary	205,390,000	HUF	802,336
[g] senior bond, Reg S, 3.875%, 2/24/20		Hungary	285,000	EUR	351,199
[g] senior note, Reg S, 4.375%, 7/04/17		Hungary	215,000	EUR	243,251

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Annual Report

FRANKLIN INVESTORS SECURITIES TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*			Value

Foreign Government and Agency
Securities (continued)
Government of Hungary, (continued)
[g] senior note, Reg S, 5.75%, 6/11/18	Hungary	695,000		EUR	$832,936
[h] Government of Lithuania, 144A, 7.375%, 2/11/20	Lithuania	4,670,000			5,490,029
Government of Malaysia,
3.80%, 8/17/23	Malaysia	35,300,000		MYR	8,560,355
senior bond, 4.24%, 2/07/18	Malaysia	41,200,000		MYR	10,020,488
senior bond, 3.26%, 3/01/18	Malaysia	18,700,000		MYR	4,494,464
senior note, 4.012%, 9/15/17.	Malaysia	76,500,000		MYR	18,475,981
Government of Mexico,
7.25%, 12/15/16	Mexico	3,414,390	[q]	MXN	18,141,163
7.75%, 12/14/17	Mexico	2,600,000	[q]	MXN	14,178,437
M, 4.75%, 6/14/18	Mexico	2,940,000	[q]	MXN	15,418,145
senior note, 8.50%, 12/13/18.	Mexico	2,000,000	[q]	MXN	11,220,642
[h] Government of Serbia, senior note, 144A, 4.875%, 2/25/20	Serbia	6,000,000			6,219,240
[h] Government of Spain, senior bond, 144A, 2.75%, 10/31/24	Spain	5,700,000		EUR	7,159,433
[h] Government of Ukraine,
144A, 7.75%, 9/01/20.	Ukraine	292,000			289,839
144A, 7.75%, 9/01/21.	Ukraine	229,000			226,469
144A, 7.75%, 9/01/22.	Ukraine	229,000			224,552
144A, 7.75%, 9/01/23.	Ukraine	229,000			223,281
144A, 7.75%, 9/01/24.	Ukraine	229,000			221,306
144A, 7.75%, 9/01/25.	Ukraine	229,000			220,075
144A, 7.75%, 9/01/26.	Ukraine	229,000			219,273
144A, 7.75%, 9/01/27.	Ukraine	229,000			218,409
[a,r] 144A, VRI, GDP Linked Securities, 5/31/40.	Ukraine	474,000			152,291
[h] Government of Vietnam, 144A, 6.75%, 1/29/20	Vietnam	5,120,000			5,708,800
Italy Treasury Bond, 2.50%, 12/01/24	Italy	6,000,000		EUR	7,171,551
Korea Treasury Bond, senior note, 3.00%, 12/10/16	South Korea	21,100,000,000		KRW	18,482,051
[s] Nota Do Tesouro Nacional, Index Linked, 6.00%, 8/15/18	Brazil	13,695	[t]	BRL	12,585,900
[h] Peru Enhanced Pass-Through Finance Ltd., senior secured bond,
A-1, 144A, zero cpn., 5/31/18	Peru	290,479			282,701
Total Foreign Government and Agency Securities
(Cost $229,396,449)					205,692,589

U.S. Government and Agency Securities 17.9%
U.S. Treasury Bond,
6.25%, 8/15/23	United States	60,000,000			78,155,880
4.75%, 2/15/37	United States	8,000,000			11,223,280
3.875%, 8/15/40	United States	52,000,000			65,132,028
4.75%, 2/15/41	United States	34,000,000			48,204,962
3.75%, 8/15/41	United States	25,000,000			30,796,375
3.125%, 2/15/43	United States	17,000,000			18,928,769
2.875%, 5/15/43	United States	82,000,000			87,179,448
2.875%, 8/15/45	United States	5,000,000			5,306,835
2.50%, 2/15/46	United States	35,000,000			34,397,055
[u] Index Linked, 2.375%, 1/15/25	United States	21,082,018			24,979,894
U.S. Treasury Note,
1.375%, 12/31/18	United States	50,000,000			50,500,000
3.625%, 2/15/21	United States	25,000,000			27,475,100
3.125%, 5/15/21	United States	90,000,000			97,245,720
2.125%, 6/30/21	United States	75,000,000			77,770,050
2.00%, 8/31/21	United States	30,000,000			30,923,430

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FRANKLIN INVESTORS SECURITIES TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
			Principal
		Country	Amount*	Value

U.S. Government and Agency Securities (continued)
U.S. Treasury Note, (continued)
2.125%, 12/31/21		United States	23,000,000	$23,852,610
2.00%, 11/30/22		United States	36,900,000	37,929,879
2.125%, 12/31/22		United States	60,500,000	62,617,500
[u] Index Linked, 0.125%, 7/15/24		United States	75,565,492	76,406,309
Total U.S. Government and Agency Securities
(Cost $876,803,353)				889,025,124

Asset-Backed Securities and Commercial
Mortgage-Backed Securities 13.7%
Banks 2.7%
Banc of America Commercial Mortgage Trust,
[v] 2006-4, AJ, 5.695%, 7/10/46		United States	4,527,711	4,497,957
[j] 2007-3, AM, FRN, 5.732%, 6/10/49		United States	17,730,000	18,042,640
Bear Stearns Commercial Mortgage Securities Trust,
[j] 2006-PW11, AJ, FRN, 5.569%, 3/11/39		United States	17,194,000	16,532,818
2006-PW13, AJ, 5.611%, 9/11/41		United States	1,771,959	1,779,704
[j] 2007-PW16, AM, FRN, 5.90%, 6/11/40		United States	11,110,000	11,338,862
[j] Citibank Credit Card Issuance Trust,
2013-A7, A7, FRN, 0.959%, 9/10/20		United States	11,130,000	11,187,035
2013-A12, A12, FRN, 1.018%, 11/07/18		United States	7,050,000	7,050,216
Citigroup Commercial Mortgage Trust, 2006-C5, AJ, 5.482%,
10/15/49	.	United States	10,492,000	9,849,908
[j,v] Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.951%,
7/10/38		United States	8,491,000	7,837,711
Credit Suisse First Boston Mortgage Securities Corp., 2004-6,
3A1, 5.00%, 9/25/19		United States	640,660	658,421
[h,j] CSMC, 2009-15R, 3A1, 144A, FRN, 2.965%, 3/26/36		United States	3,402,208	3,376,371
[j] CWABS Inc. Asset-Backed Certificates, 2004-1, M1, FRN,
1.284%, 3/25/34		United States	1,784,304	1,731,717
[j] FNMA, 2005-122, FN, FRN, 0.884%, 1/25/36.		United States	514,480	511,374
[j] Greenwich Capital Commercial Funding Corp., 2006-GG7, AM,
FRN, 5.951%, 7/10/38		United States	2,038,959	2,036,603
[j,v] JP Morgan Chase Commercial Mortgage Securities Trust,
2006-CB16, B, FRN, 5.672%, 5/12/45		United States	6,745,000	2,747,309
[j] LB-UBS Commercial Mortgage Trust, 2006-C4, AJ, FRN, 6.078%,
6/15/38		United States	272,235	272,842
[j] Merrill Lynch Mortgage Investors Trust, 2003-A, 1A, FRN, 1.274%,
3/25/28		United States	1,516,963	1,446,711
[j] Morgan Stanley ABS Capital I Inc. Trust, 2005-WMC, M2, FRN,
1.269%, 1/25/35		United States	2,127,703	2,101,560
[j] Morgan Stanley Capital I Trust,
2006-HQ8, AJ, FRN, 5.589%, 3/12/44		United States	5,200,730	5,225,887
2007-IQ16, AM, FRN, 6.053%, 12/12/49		United States	16,470,000	17,079,186
[j] Wachovia Bank Commercial Mortgage Trust, 2006-C25, C, FRN,
5.812%, 5/15/43		United States	6,683,000	6,668,238
[k] Weyerhaeuser Mortgage Co., 1984-A, 7.43%, 1/01/24		United States	15,780	15,780
				131,988,850
Diversified Financials 11.0%
[j] American Express Credit Account Master Trust,
2008-2, A, FRN, 1.795%, 9/15/20		United States	15,550,000	15,772,782
2012-1, A, FRN, 0.805%, 1/15/20		United States	8,160,000	8,169,348

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FRANKLIN INVESTORS SECURITIES TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*	Value

Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[j] American Express Credit Account Secured Note Trust, 2012-4, A,
FRN, 0.775%, 5/15/20	United States	11,193,000	$11,204,589
[j] American Home Mortgage Investment Trust, 2004-3, 4A, FRN,
2.745%, 10/25/34	United States	1,947,492	1,905,081
[j,v] Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through
Certificates, 2004-R4, M1, FRN, 1.359%, 6/25/34	United States	6,014,310	5,922,248
[h] Apidos CDO, 2013-14A, C2, 144A, 4.85%, 4/15/25	United States	8,740,000	8,809,133
[h,j] ARCap REIT Inc., 2004-RR3, A2, 144A, FRN, 4.76%, 9/21/45	United States	7,041,473	7,129,703
[h,j] Ares Enhanced Loan Investment Strategy Ltd., 2013-IRAR, BR,
144A, FRN, 3.932%, 7/23/25	United States	900,000	895,824
[h,j] Ares IIIR/IVR CLO Ltd.,
2007-3RA, A2, 144A, FRN, 1.10%, 4/16/21	United States	2,480,207	2,463,962
2007-3RA, B, 144A, FRN, 1.25%, 4/16/21	United States	9,780,000	9,579,901
[j] Argent Securities Inc. Asset-Backed Pass-Through Certificates,
2005-W2, A2C, FRN, 0.894%, 10/25/35	United States	4,291,634	4,144,182
[h,j] Atrium IX,
9A, A, 144A, FRN, 2.129%, 2/28/24	United States	3,360,000	3,364,939
9A, C, 144A, FRN, 4.079%, 2/28/24	United States	3,500,000	3,505,005
[h,j] Atrium X,
10A, A, 144A, FRN, 2.00%, 7/16/25	United States	3,890,000	3,879,692
10A, C, 144A, FRN, 3.48%, 7/16/25	United States	4,650,000	4,622,519
[h,j] Ballyrock CLO LLC, 2014-1A, B, 144A, FRN, 4.081%, 10/20/26	United States	10,000,000	10,054,200
[j] Bear Stearns ALT-A Trust, 2004-13, A2, FRN, 1.414%, 11/25/34	United States	996,834	957,949
[h,j] BlueMountain CLO Ltd.,
2011-1A, B, 144A, FRN, 2.818%, 8/16/22	Cayman Islands	2,500,000	2,508,225
2011-1A, C, 144A, FRN, 3.818%, 8/16/22.	Cayman Islands	1,800,000	1,808,640
2013-3A, A, 144A, FRN, 2.287%, 10/29/25	United States	2,638,970	2,639,049
[h,j] Bridgeport CLO Ltd., 2006-1A, B, 144A, FRN, 1.531%, 7/21/20	United States	2,000,000	1,997,160
[j] Capital One Multi-Asset Execution Trust,
2007-A1, A1, FRN, 0.585%, 11/15/19	United States	4,400,000	4,399,323
2007-A2, A2, FRN, 0.615%, 12/16/19	United States	26,136,000	26,137,004
[h,j] Carlyle Global Market Strategies CLO Ltd., 2012-4A, AR, 144A,
FRN, 2.33%, 1/20/29	United States	6,280,000	6,289,106
[h,j] Carlyle Global Market Strategies Ltd., 2014-2A, B2, 144A, FRN,
2.867%, 5/15/25	United States	3,400,000	3,425,024
[h,j] Catamaran CLO Ltd., 2014-2A, B, 144A, FRN, 3.882%, 10/18/26	United States	6,401,000	6,404,969
[h,j] Cent CDO Ltd.,
2007-15A, A2B, 144A, FRN, 1.185%, 3/11/21	United States	5,686,824	5,450,593
2007-15A, B, 144A, FRN, 1.565%, 3/11/21	United States	8,500,000	7,989,065
[h,j] Cent CLO, 2013-17A, A1, 144A, FRN, 2.187%, 1/30/25	United States	16,246,000	16,218,382
[h,j] Cent CLO 20 Ltd.,
2013-20A, A, 144A, FRN, 2.362%, 1/25/26	United States	8,000,000	8,017,680
2013-20A, C, 144A, FRN, 3.882%, 1/25/26	United States	3,500,000	3,504,445
[h,j] Cent CLO 21 Ltd., 2014-21A, B, 144A, FRN, 3.686%, 7/27/26	United States	1,760,000	1,744,600
[h,j] Cent CLO LP, 2013-17A, B, 144A, FRN, 3.887%, 1/30/25	United States	3,500,000	3,533,775
[j] Chase Funding Trust, 2004-2, 2A2, FRN, 1.034%, 2/26/35	United States	625,033	574,038
[j] Chase Issuance Trust, 2013-A6, A6, FRN, 0.955%, 7/15/20.	United States	17,443,000	17,523,498
[h,j] CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 1.284%, 7/26/21	United States	11,507,045	11,439,729
[h,j] Citigroup Mortgage Loan Trust, 2013-A, A, 144A, FRN, 3.00%,
5/25/42	United States	2,959,408	2,950,243

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FRANKLIN INVESTORS SECURITIES TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*	Value

Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[h,j] Colony American Homes,
2014-1A, A, 144A, FRN, 1.685%, 5/17/31.	United States	9,527,928	$9,553,394
2014-2A, C, 144A, FRN, 2.435%, 7/17/31.	United States	10,105,000	10,097,558
[h] Colony MFM Trust, 2014-1, A, 144A, 2.543%, 4/20/50.	United States	9,642,446	9,613,652
[h,j] Cornerstone CLO Ltd., 2007-1A, B, 144A, FRN, 1.83%, 7/15/21	United States	8,986,000	8,900,543
[h] CountryPlace Manufactured Housing Contract Trust, 2005-1, A3,
144A, 4.80%, 12/15/35	United States	4,020	4,015
[h,j] Dryden 33 Senior Loan Fund, 2014-33A, A, 144A, FRN, 2.36%,
7/15/26	United States	9,130,000	9,127,078
[h,j] Dryden Senior Loan Fund, 2015-38A, A, 144A, FRN, 2.31%,
7/15/27	Cayman Islands	21,757,143	21,764,540
[h,j] Eaton Vance CDO Ltd.,
2014-1A, A, 144A, FRN, 2.33%, 7/15/26	United States	10,096,000	10,096,606
2014-1A, B, 144A, FRN, 2.93%, 7/15/26.	United States	1,813,400	1,815,630
2014-1A, C, 144A, FRN, 3.88%, 7/15/26	United States	1,558,600	1,557,743
[h,j] Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, FRN,
3.555%, 9/10/35	United States	3,255,000	3,490,150
[h] Emerson Park CLO Ltd., 2013-1A, C2, 144A, 5.64%, 7/15/25.	United States	2,920,000	2,952,295
[j] FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN3, M3, FRN, 4.534%, 8/25/24	United States	3,028,000	3,165,518
2014-DN4, M3, FRN, 5.084%, 10/25/24	United States	9,500,000	10,056,837
2015-DN1, M3, FRN, 4.684%, 1/25/25	United States	9,310,000	9,730,870
2015-HQ1, M3, FRN, 4.334%, 3/25/25	United States	2,000,000	2,089,158
[h,j] Galaxy XV CLO Ltd., 2013-15A, A, 144A, FRN, 2.13%, 4/15/25	United States	15,465,000	15,452,628
[h] G-Force LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36	United States	9,275,000	8,942,630
[v] GMAC Commercial Mortgage Securities Inc. Trust, 2005-C1, B,
4.936%, 5/10/43	United States	9,113,687	1,535,939
Green Tree Financial Corp., 1996-9, M1, 7.63%, 8/15/27	United States	2,799,771	3,050,438
[j,v] GSAA Home Equity Trust, 2005-5, M3, FRN, 1.479%, 2/25/35	United States	3,550,000	3,411,457
[h] Highbridge Loan Management Ltd., 2013-2A, B2, 144A, 5.80%,
10/20/24.	United States	2,620,000	2,664,199
[j] Home Equity Mortgage Trust, 2004-4, M3, FRN, 1.509%, 12/25/34.	United States	3,170,745	3,029,532
[h,j] Invitation Homes Trust,
2014-SFR3, C, 144A, FRN, 3.035%, 12/17/31.	United States	1,250,000	1,259,018
2015-SFR1, B, 144A, FRN, 2.385%, 3/17/32.	United States	7,400,000	7,443,299
2015-SFR2, C, 144A, FRN, 2.531%, 6/17/32	United States	2,340,000	2,342,425
2015-SFR3, C, 144A, FRN, 2.528%, 8/17/32	United States	10,402,000	10,394,874
JP Morgan Chase Commercial Mortgage Securities Trust,
2006-CB17, AM, 5.464%, 12/12/43	United States	13,790,000	13,778,939
[h,j] Katonah Ltd., 2007-IA, A2L, 144A, FRN, 2.382%, 4/23/22	United States	5,416,684	5,389,763
[h,j] LCM XI LP, 11A, B, 144A, FRN, 3.028%, 4/19/22	United States	10,000,000	10,025,800
[j] Merrill Lynch Mortgage Investors Trust, 2004-A1, M1, FRN, 2.90%,
2/25/34	United States	1,560,917	1,249,904
[h,j] Mountain View CLO II Ltd., 2006-2A, C, 144A, FRN, 1.574%,
1/12/21	United States	4,000,000	3,894,680
[h,j] NZCG Funding Ltd., 2015-2A, A1, 144A, FRN, 2.436%, 4/27/27	United States	18,215,625	18,247,138
[h,j] Octagon Investment Partners XXIII Ltd.,
2015-1A, A1, 144A, FRN, 2.30%, 7/15/27.	United States	7,581,042	7,578,616
2015-1A, A2, 144A, FRN, 2.30%, 7/15/27.	United States	7,197,192	7,191,866

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Annual Report

FRANKLIN INVESTORS SECURITIES TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
			Principal
		Country	Amount*	Value

Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[h,j] Progress Residential Trust, 2015-SFR1, A, 144A, FRN, 1.928%,
2/17/32		United States	5,674,533	$5,701,348
Residential Asset Securities Corp., 2001-KS2, AI5, 7.514%,
6/25/31		United States	7,307	7,488
[h,j] Silverado CLO 2006-II Ltd., 2006-2A, B, 144A, FRN, 1.57%,
10/16/20	.	United States	9,000,000	8,748,450
[j] Structured Asset Securities Corp., 2002-1A, 2A1, FRN, 2.243%,
2/25/32		United States	21,124	19,276
[h,j] Treman Park CLO Ltd., 2015-1A, A, 144A, FRN, 2.381%, 4/20/27 .		Cayman Islands	6,500,000	6,528,795
[h,j] Tricon American Homes Trust, 2015-SFR1, C, 144A, FRN,
2.435%, 5/17/32		United States	8,170,000	8,123,344
[h,j] Trimaran CLO VII Ltd., 2007-1A, A2L, 144A, FRN, 1.22%, 6/15/21 .		United States	2,000,000	1,990,520
[h,j] Voya CLO Ltd.,
2013-3A, A2, 144A, FRN, 2.682%, 1/18/26		United States	900,000	897,408
2014-4A, A1, 144A, FRN, 2.381%, 10/14/26		Cayman Islands	7,620,000	7,625,715
2015-1A, A1, 144A, FRN, 2.362%, 4/18/27		United States	7,745,000	7,744,690
[h,j] Voya CLO II Ltd., 2006-2A, C, 144A, FRN, 1.459%, 8/01/20		United States	3,500,000	3,499,895
Wells Fargo Mortgage Backed Securities Trust,
[j] 2004-W, A9, FRN, 2.99%, 11/25/34		United States	1,594,004	1,617,239
[v] 2007-3, 3A1, 5.50%, 4/25/22.		United States	258,877	265,395
[h,j] West CLO Ltd.,
2014-1A, A2, 144A, FRN, 2.982%, 7/18/26		United States	2,860,000	2,860,315
2014-1A, B, 144A, FRN, 3.732%, 7/18/26		United States	7,540,000	7,468,219
[h,j] Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.982%,
8/01/22		United States	980,387	974,034
[h,j] Ziggurat CLO I Ltd., 2014-1A, C, 144A, FRN, 3.98%, 10/17/26		United States	2,000,000	2,001,860
				543,908,328
Insurance 0.0%†
[h,j] Voya CLO III Ltd., 2006-3A, B, 144A, FRN, 1.56%, 12/13/20		United States	2,000,000	1,999,000
Real Estate 0.0%†
[h,j] American Homes 4 Rent, 2014-SFR1, A, 144A, FRN, 1.535%,
6/17/31		United States	2,227,084	2,221,745
Total Asset-Backed Securities and Commercial
Mortgage-Backed Securities (Cost $679,003,081).				680,117,923

Mortgage-Backed Securities 20.9%
[j] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate
0.1%
FHLMC, 1.943%, 11/01/27		United States	1,794,626	1,847,614
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate
10.6%
FHLMC 30 Year, 6.00%, 6/01/37		United States	59,482	68,399
FHLMC 30 Year, 6.50%, 8/01/25 - 11/01/31		United States	94,367	108,159
FHLMC 30 Year, 7.00%, 7/01/31		United States	6,742	7,148
FHLMC 30 Year, 8.00%, 2/01/30		United States	29,379	36,826
FHLMC 30 Year, 8.50%, 10/01/24		United States	5,549	6,310
FHLMC Gold 15 Year, 5.00%, 10/01/17 - 9/01/18		United States	25,335	26,049
FHLMC Gold 15 Year, 5.50%, 11/01/22		United States	130,578	137,665
FHLMC Gold 15 Year, 6.00%, 2/01/17 - 9/01/22		United States	431,332	463,090
FHLMC Gold 30 Year, 3.00%, 9/01/46		United States	134,010,198	138,124,368

98 Annual Report

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FRANKLIN INVESTORS SECURITIES TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*	Value

Mortgage-Backed Securities (continued)
Federal Home Loan Mortgage Corp. (FHLMC) Fixed
Rate (continued)
[w] FHLMC Gold 30 Year, 3.00%, 11/01/46	United States	16,000,000	$16,473,125
FHLMC Gold 30 Year, 3.50%, 8/01/46	United States	83,918,248	88,200,962
FHLMC Gold 30 Year, 4.00%, 6/01/46	United States	141,052,088	151,249,302
FHLMC Gold 30 Year, 4.00%, 8/01/46	United States	98,971,643	106,063,706
FHLMC Gold 30 Year, 4.50%, 3/01/39	United States	2,522,109	2,763,636
FHLMC Gold 30 Year, 5.00%, 8/01/33 - 2/01/39	United States	16,086,488	17,811,087
FHLMC Gold 30 Year, 5.50%, 1/01/35 - 12/01/37	United States	1,421,234	1,611,297
FHLMC Gold 30 Year, 6.00%, 5/01/33 - 4/01/38	United States	1,811,745	2,078,010
FHLMC Gold 30 Year, 6.50%, 4/01/28 - 3/01/39	United States	1,283,971	1,490,721
FHLMC Gold 30 Year, 7.00%, 1/01/28 - 7/01/32	United States	94,508	109,366
FHLMC Gold 30 Year, 7.50%, 3/01/32	United States	21,918	26,458
FHLMC Gold 30 Year, 8.50%, 8/01/30	United States	3,909	4,956
FHLMC Gold 30 Year, 9.00%, 1/01/22	United States	1,332	1,347
FHLMC Gold 30 Year, 10.00%, 10/01/30	United States	13,565	13,789
			526,875,776
[j] Federal National Mortgage Association (FNMA) Adjustable
Rate 0.1%
FNMA, 1.943% - 4.103%, 12/01/24 - 3/01/37	United States	6,427,265	6,787,337
Federal National Mortgage Association (FNMA) Fixed Rate
6.3%
FNMA 15 Year, 4.50%, 3/01/19 - 6/01/19	United States	87,999	90,564
FNMA 15 Year, 5.00%, 6/01/18 - 7/01/18	United States	60,260	61,860
FNMA 15 Year, 5.50%, 12/01/16 - 12/01/23	United States	241,690	258,769
FNMA 15 Year, 6.00%, 6/01/17 - 9/01/22	United States	69,357	72,396
FNMA 30 Year, 3.00%, 8/01/46	United States	133,292,034	137,398,576
[w] FNMA 30 Year, 3.00%, 11/01/46	United States	21,000,000	21,623,438
FNMA 30 Year, 3.50%, 7/01/46	United States	120,251,887	126,317,448
FNMA 30 Year, 5.00%, 6/01/36 - 5/01/39	United States	2,405,065	2,663,464
FNMA 30 Year, 5.50%, 6/01/33 - 8/01/37	United States	8,439,796	9,619,065
FNMA 30 Year, 6.00%, 9/01/32 - 9/01/38	United States	11,600,529	13,304,524
FNMA 30 Year, 6.50%, 5/01/28 - 5/01/37	United States	326,185	375,389
FNMA 30 Year, 7.00%, 11/01/25	United States	3,949	4,002
FNMA 30 Year, 7.50%, 1/01/30	United States	15,607	19,228
FNMA 30 Year, 8.50%, 4/01/30 - 5/01/32	United States	89,142	111,695
FNMA 30 Year, 9.00%, 11/01/26 - 5/01/27	United States	109,380	118,946
			312,039,364
[j] Government National Mortgage Association (GNMA)
Adjustable Rate 0.0%†
GNMA, 2.00%, 1/20/23 - 10/20/26	United States	51,773	53,411
Government National Mortgage Association (GNMA) Fixed
Rate 3.8%
GNMA I SF 30 Year, 6.00%, 1/15/39	United States	244,296	279,975
GNMA I SF 30 Year, 6.50%, 10/15/31 - 7/15/38	United States	50,114	59,650
GNMA I SF 30 Year, 7.00%, 10/15/27 - 6/15/31	United States	41,268	48,613
GNMA I SF 30 Year, 7.50%, 2/15/17 - 5/15/26	United States	106,319	110,287
GNMA I SF 30 Year, 9.00%, 9/15/25 - 1/15/31	United States	1,670	1,733
GNMA II SF 30 Year, 3.00%, 8/20/46.	United States	79,482,435	82,917,966
[w] GNMA II SF 30 Year, 3.00%, 11/01/46	United States	9,000,000	9,374,766
GNMA II SF 30 Year, 3.50%, 8/20/46.	United States	90,292,404	95,753,168

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Annual Report

FRANKLIN INVESTORS SECURITIES TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*	Value

Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed
Rate (continued)
GNMA II SF 30 Year, 6.00%, 5/20/31.	United States	5,869	$6,807
GNMA II SF 30 Year, 6.50%, 3/20/28 - 7/20/38	United States	595,548	697,242
GNMA II SF 30 Year, 7.50%, 8/20/30 - 1/20/33	United States	58,368	69,600
			189,319,807
Total Mortgage-Backed Securities
(Cost $1,036,887,556)			1,036,923,309

Municipal Bonds 1.7%
California State GO, Various Purpose, 6.00%, 11/01/39.	United States	2,385,000	2,729,084
Chicago Transit Authority Sales and Transfer Tax Receipts
Revenue, Pension Funding, Series A, 6.899%, 12/01/40	United States	800,000	1,036,968
Connecticut State GO, Series B, 5.00%, 4/15/18.	United States	650,000	687,141
Industry Public Facilities Authority Tax Allocation Revenue,
Transportation District, Industrial Redevelopment Project No. 2,
Refunding, Series B, AGMC Insured, 4.294%, 1/01/23	United States	10,000,000	10,328,100
Minnesota State GO, Various Purpose, Refunding, Series F,
4.00%, 10/01/24	United States	5,760,000	6,656,889
New Jersey EDA Revenue, School Facilities Construction,
Refunding, Series NN, 5.00%, 3/01/30	United States	3,300,000	3,608,022
Port Authority of New York and New Jersey Revenue,
Consolidated, One Hundred Ninety-First Series, 4.823%,
6/01/45	United States	4,570,000	4,990,577
Consolidated, Series 192, 4.81%, 10/15/65.	United States	15,000,000	17,350,800
Providence St. Joseph Health Obligated Group, 2.746%, 10/01/26 .	United States	8,875,000	8,805,509
Puerto Rico Electric Power Authority Power Revenue, Series A,
6.75%, 7/01/36	United States	12,000,000	8,232,000
[x] Texas State GO, Transportation Commission-Highway
Improvement, Series A, 5.00%, 4/01/26	United States	8,215,000	10,448,741
University of California Revenue, Limited Project, Refunding,
Series J, 4.131%, 5/15/45	United States	10,750,000	11,296,745
Total Municipal Bonds (Cost $84,591,950)			86,170,576

		Shares

Escrows and Litigation Trusts 0.0%
[a,k] Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	43,500	—
[a,k] NewPage Corp., Litigation Trust	United States	2,500,000	—
Total Escrows and Litigation Trusts (Cost $2,307) .			—

100 Annual Report

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FRANKLIN INVESTORS SECURITIES TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Notional
	Counterparty	Amount*	Value
Options Purchased 0.0%†
Puts - Over-the-Counter
Credit Default Swaptions 0.0%†
Buy protection on CDX.NA.HY.26, Premium Rate 5.00%, Strike
Price $103.50, Expires 11/16/16	CITI	50,000,000	$87,700
Buy protection on CDX.NA.IG.27, Premium Rate 1.00%, Strike
Price $85, Expires 11/16/16	JPHQ	25,000,000	6,450
Buy protection on CDX.NA.IG.27, Premium Rate 1.00%, Strike
Price $90, Expires 11/16/16	CITI	50,000,000	8,700
Total Options Purchased (Cost $530,500)			102,850
Total Investments before Short Term Investments
(Cost $4,915,251,194)			4,948,562,810

	Country	Shares
Short Term Investments (Cost $104,199,665) 2.1%
Money Market Funds 2.1%
[a,e] Institutional Fiduciary Trust Money Market Portfolio	United States	104,199,665	104,199,665
Total Investments (Cost $5,019,450,859) 101.8%			5,052,762,475
Other Assets, less Liabilities (1.8)%			(87,799,421)
Net Assets 100.0%			$4,964,963,054

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

†Rounds to less than 0.1% of net assets.
*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bThe security is owned by FT Holdings Corporation I, a wholly-owned subsidiary of the Fund. See Note 1(g).
cAt October 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.
dSee Note 8 regarding restricted securities.
eSee Note 3(f) regarding investments in affiliated management investment companies.
fVariable rate security. The rate shown represents the yield at period end.
gSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2016, the aggregate value of these securities was $65,507,249, representing 1.3% of net assets.
hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
October 31, 2016, the aggregate value of these securities was $820,141,149, representing 16.5% of net assets.
iPerpetual security with no stated maturity date.
jThe coupon rate shown represents the rate at period end.
kSecurity has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2016, the aggregate value of these securities was $16,858, representing less than 0.1% of net assets.
lSee Note 7 regarding defaulted securities.
mSee Note 1(f) regarding loan participation notes.
nSee Note 1(i) regarding senior floating rate interests.
oSecurity purchased on a delayed delivery basis. See Note 1(c).
pIncome may be received in additional securities and/or cash.
qPrincipal amount is stated in 100 Mexican Peso Units.
rThe principal represents the notional amount. See Note 1(d) regarding value recovery instruments.
sRedemption price at maturity is adjusted for inflation. See Note 1(k).
tPrincipal amount is stated in 1,000 Brazilian Real Units.
uPrincipal amount of security is adjusted for inflation. See Note 1(k).
vThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.
wSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).
xSecurity purchased on a when-issued basis. See Note 1(c).

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

At October 31, 2016, the Fund had the following financial futures contracts outstanding. See Note 1(d).

			Number of	Notional	Expiration	Unrealized	Unrealized
Description		Type	Contracts	Value	Date	Appreciation	Depreciation
Interest Rate Contracts
Australian 10 Yr. Bond		Long	650	$65,597,364	12/15/16	$—	$(1,196,056)
Canadian 10 Yr. Bond		Long	207	22,311,414	12/19/16	—	(256,580)
CME Ultra Long Term U.S. Treasury Bond		Long	150	26,390,625	12/20/16	—	(1,575,412)
Euro BOBL		Short	250	35,978,224	12/08/16	135,321	—
Euro-Bund		Short	120	21,360,708	12/08/16	169,697	—
Long Gilt		Long	380	58,305,282	12/28/16	—	(989,511)
U.S. 10 Yr. Ultra		Short	98	13,868,531	12/20/16	278,090	—
U.S. Treasury 2 Yr. Note.		Long	129	28,140,141	12/30/16	—	(323)
U.S. Treasury 5 Yr. Note.		Long	570	68,854,219	12/30/16	—	(491,297)
U.S. Treasury 10 Yr. Note		Short	50	6,481,250	12/20/16	68,618	—
Total Financial Futures Contracts						$651,726	$(4,509,179)
Net unrealized appreciation (depreciation)							$(3,857,453)

At October 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Australian Dollar.	DBAB	Sell	9,789,527	$7,184,534	12/15/16	$—	$(256,137)
Euro	DBAB	Buy	8,800,000	9,914,080	12/15/16	—	(234,802)
Euro	DBAB	Sell	98,223,576	110,538,963	12/15/16	2,501,091	—
Euro	JPHQ	Sell	966,580	1,098,325	12/15/16	35,166	—
Euro	MSCO	Sell	5,621,360	6,388,957	12/15/16	205,922	—
Japanese Yen	JPHQ	Sell	3,094,000,360	29,380,766	12/15/16	—	(176,094)
Japanese Yen	JPHQ	Sell	500,000,000	4,919,492	12/15/16	143,013	—
Malaysian Ringgit	DBAB	Buy	3,367,980	819,460	12/15/16	—	(17,760)
Malaysian Ringgit	HSBK	Buy	790,000	191,747	12/15/16	—	(3,699)
Mexican Peso	JPHQ	Sell	245,000,000	12,307,538	12/15/16	—	(607,813)
South Korean Won	JPHQ	Sell	21,600,000,000	18,444,985	12/15/16	—	(436,340)
Japanese Yen	DBAB	Sell	4,455,000,000	44,504,605	4/27/17	1,693,445	—
Japanese Yen	JPHQ	Sell	4,455,000,000	44,490,605	4/27/17	1,679,445	—
Australian Dollar.	DBAB	Sell	33,150,000	24,985,155	5/18/17	—	(124,195)
Australian Dollar.	JPHQ	Sell	36,198,000	27,445,324	5/18/17	27,278	—
Canadian Dollar	JPHQ	Sell	4,900,000	3,733,476	5/18/17	75,206	—
Euro	BZWS	Sell	4,446,931	4,967,208	5/18/17	40,512	—
Euro	CITI	Sell	3,200,070	3,587,448	5/18/17	42,134	—
Euro	DBAB	Buy	3,683,229	4,048,606	5/18/17	31,995	—
Euro	DBAB	Sell	108,263,979	121,524,151	5/18/17	1,579,935	—
Euro	GSCO	Sell	1,024,000	1,150,566	5/18/17	16,090	—
Euro	HSBK	Sell	267,000	296,343	5/18/17	537	—
Euro	JPHQ	Sell	30,245,583	33,837,258	5/18/17	328,580	—
Hungarian Forint	DBAB	Sell	4,332,000,000	15,500,215	5/18/17	38,998	—
Hungarian Forint	JPHQ	Sell	935,000,000	3,364,641	5/18/17	27,559	—
Indian Rupee	DBAB	Buy	631,935,000	9,092,590	5/18/17	121,396	—
Indian Rupee	JPHQ	Buy	260,000,000	3,768,116	5/18/17	22,838	—
Indonesian Rupiah	DBAB	Buy 139,844,100,000		10,237,489	5/18/17	165,857	—

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Annual Report

FRANKLIN INVESTORS SECURITIES TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	JPHQ	Sell	852,000,000	$8,570,356	5/18/17	$374,641	$—
Philippine Peso	JPHQ	Buy	177,480,000	3,602,192	5/18/17	20,462	—
Total Forward Exchange Contracts						$9,172,100	$(1,856,840)
Net unrealized appreciation (depreciation)						$7,315,260

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

At October 31, 2016, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts
						Unamortized
	Periodic	Counter-				Upfront
	Payment	party/	Notional		Expiration	Payments	Unrealized	Unrealized
Description	Rate	Exchange	Amount[a]		Date	(Receipts)	Appreciation	Depreciation	Value	Rating[b]
Centrally Cleared Swap Contracts
Contracts to Buy Protection
Traded Index
CDX.NA.HY.27	5.00%	ICE	$25,000,000		12/20/21	$(811,868)	$–	$(178,220)	$(990,088)

Contracts to Sell Protection[c]
Traded Index
CDX.NA.IG.24	1.00%	ICE	25,000,000		6/20/25	(50,578)	–	(310,647)	(361,225)	Investment
										Grade
CDX.NA.IG.26	1.00%	ICE	32,400,000		6/20/21	346,386	100,803	–	447,189	Investment
										Grade
ITRX.EUR.25	1.00%	ICE	20,650,000	EUR	6/20/21	211,987	160,927	–	372,914	Investment
										Grade
ITRX.EUR.SN-
RFIN.26	1.00%	ICE	31,550,000	EUR	12/20/21	(28,222)	118,734	–	90,512	Investment
										Grade
TotalCentrallyClearedSwapContracts						$(332,295)	$380,464	$(488,867)	$(440,698)
OTC Swap Contracts
Contracts to Buy Protection
Single Name
The AES Corp	5.00%	JPHQ	19,600,000		6/20/21	$(2,112,272)	$–	$(551,272)	$(2,663,544)
Avon Products Inc	5.00%	GSCO	18,500,000		3/20/20	2,055,392	–	(3,485,471)	(1,430,079)
Bank of America
Corp	1.00%	FBCO	20,000,000		9/20/17	53,366	–	(206,686)	(153,320)
Beazer Homes
USA Inc	5.00%	CITI	4,000,000		6/20/19	(124,084)	–	(167,506)	(291,590)
Beazer Homes
USA Inc	5.00%	GSCO	5,000,000		6/20/19	(163,686)	–	(200,802)	(364,488)
Canadian Natural
Resources Ltd	5.00%	GSCO	5,400,000		6/20/17	(124,820)	–	(54,098)	(178,918)

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

Credit Default Swap Contracts (continued)

						Unamortized
	Periodic	Counter-				Upfront
	Payment	party/	Notional		Expiration	Payments	Unrealized	Unrealized
Description	Rate	Exchange	Amount[a]		Date	(Receipts)	Appreciation	Depreciation	Value	Rating[b]
OTC Swap Contracts (continued)
Contracts to Buy Protection (continued)
Single Name (continued)
Constellation
Brands Inc	5.00%	BZWS	3,000,000		6/20/17	$(58,299)	$–	$(52,706)	$(111,005)
Constellation
Brands Inc	5.00%	DBAB	2,000,000		6/20/17	(39,134)	–	(34,870)	(74,004)
CSC Holdings LLC .	5.00%	GSCO	3,000,000		9/20/18	(116,555)	–	(121,106)	(237,661)
CSC Holdings LLC .	5.00%	GSCO	9,000,000		3/20/19	(284,107)	–	(509,438)	(793,545)
DPL Inc	5.00%	MSCO	337,000		12/20/16	(1,511)	–	(2,510)	(4,021)
El Paso Corp	5.00%	GSCO	1,100,000		6/20/17	(26,375)	–	(14,137)	(40,512)
International Lease
Finance Corp	5.00%	GSCO	12,000,000		3/20/17	(169,666)	–	(112,370)	(282,036)
Intesa Sanpaolo
SPA	1.00%	JPHQ	6,450,000	EUR	6/20/21	772,366	–	(186,624)	585,742
Kinder Morgan
Energy
Partners LP	5.00%	CITI	5,200,000		3/20/18	(268,796)	–	(101,745)	(370,541)
Kinder Morgan
Energy
Partners LP	5.00%	CITI	1,000,000		3/20/20	(147,089)	2,062	–	(145,027)
Lennar Corp	5.00%	CITI	6,200,000		12/20/19	(491,189)	–	(252,037)	(743,226)
Lennar Corp	5.00%	FBCO	4,500,000		9/20/19	(380,136)	–	(131,082)	(511,218)
Lennar Corp	5.00%	GSCO	3,900,000		12/20/20	(326,846)	–	(204,504)	(531,350)
The New York
TimesCo	5.00%	GSCO	11,700,000		12/20/16	(28,817)	–	(108,684)	(137,501)
Olin Corp	1.00%	FBCO	5,000,000		6/20/21	364,179	–	(70,292)	293,887
Olin Corp	1.00%	GSCO	5,000,000		6/20/21	360,761	–	(66,332)	294,429
Owens-Illinois Inc	5.00%	CITI	9,200,000		6/20/18	(574,962)	–	(200,434)	(775,396)
Pactiv LLC	5.00%	UBSW	12,000,000		6/20/17	111,358	–	(538,158)	(426,800)
PHH Corp	5.00%	GSCO	5,400,000		9/20/19	27,069	–	(227,116)	(200,047)
Rite Aid Corp	5.00%	CITI	5,000,000		6/20/21	(712,096)	–	(34,979)	(747,075)
Rite Aid Corp	5.00%	JPHQ	7,000,000		12/20/20	(1,043,241)	17,205	–	(1,026,036)
The Royal Bank of
Scotland PLC	1.00%	JPHQ	1,200,000	EUR	6/20/21	138,481	–	(44,575)	93,906
Sanmina Corp	5.00%	GSCO	7,500,000		6/20/19	(869,256)	–	(42,481)	(911,737)
Springleaf Finance
Corp	5.00%	BZWS	1,000,000		12/20/21	(9,325)	–	(3,720)	(13,045)
Springleaf Finance
Corp	5.00%	GSCO	1,200,000		6/20/20	(52,675)	44	–	(52,631)
Tenet Healthcare
Corp	5.00%	BZWS	9,400,000		12/20/16	(38,934)	–	(69,347)	(108,281)
Tenet Healthcare
Corp	5.00%	BZWS	3,000,000		3/20/19	(173,137)	22,359	–	(150,778)
Tenet Healthcare
Corp	5.00%	BZWS	1,500,000		3/20/19	(66,520)	–	(8,869)	(75,389)

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Annual Report

FRANKLIN INVESTORS SECURITIES TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

Credit Default Swap Contracts (continued)

						Unamortized
	Periodic	Counter-				Upfront
	Payment	party/	Notional		Expiration	Payments	Unrealized	Unrealized
Description	Rate	Exchange	Amount[a]		Date	(Receipts)	Appreciation	Depreciation	Value	Rating[b]
OTC Swap Contracts (continued)
Contracts to Buy Protection (continued)
Single Name (continued)
Tenet Healthcare
Corp	5.00%	DBAB	4,000,000		3/20/19	$(249,821)	$48,783	$–	$(201,038)
Tenet Healthcare
Corp	5.00%	GSCO	4,635,000		3/20/19	(244,550)	11,597	–	(232,953)
Tenet Healthcare
Corp	5.00%	GSCO	2,700,000		3/20/19	(115,226)	–	(20,474)	(135,700)
Toys R Us Inc	5.00%	DBAB	14,000,000		12/20/18	2,207,428	–	(1,797,150)	410,278
Toys R Us Inc	5.00%	GSCO	14,800,000		12/20/18	2,842,344	–	(2,408,622)	433,722
Transocean Inc	5.00%	MSCO	13,000,000		6/20/18	(258,317)	–	(290,423)	(548,740)
XPO CNW Inc	5.00%	JPHQ	4,300,000		3/20/18	(143,725)	–	(17,817)	(161,542)
Contracts to Sell Protection[c]
Single Name
Arcelormittal	5.00%	CITI	5,000,000	EUR	3/20/21	381,796	49,927	–	431,723	BB
Bank of America
Corp	1.00%	FBCO	20,000,000		9/20/17	(53,366)	206,686	–	153,320	BBB+
Beazer Homes
USA Inc	5.00%	CITI	6,200,000		12/20/19	110,836	301,159	–	411,995	B-
Beazer Homes
USA Inc	5.00%	GSCO	3,900,000		12/20/20	(375,864)	523,428	–	147,564	B-
[d]Calpine Corp	5.00%	JPHQ	19,600,000		6/20/21	1,072,526	293,512	–	1,366,038	B
Electricite de
France SA	1.00%	BZWS	10,500,000	EUR	9/20/20	209,873	–	(6,990)	202,883	A-
Engie SA	1.00%	BZWS	10,500,000	EUR	9/20/20	259,197	50,564	–	309,761	A-
Freeport-
McMoRan Inc	1.00%	DBAB	6,500,000		3/20/23	(299,551)	–	(1,120,329)	(1,419,880)	BB-
Government of
Mexico	1.00%	CITI	8,400,000		6/20/20	(73,087)	43,716	–	(29,371)	BBB+
iHeartCommunica-
tionsInc	5.00%	BZWS	5,000,000		6/20/18	(579,486)	–	(1,040,329)	(1,619,815)	CC
OrangeSA	1.00%	CITI	10,500,000	EUR	9/20/20	169,862	103,241	–	273,103	BBB+
Prudential
Financial Inc	1.00%	BOFA	8,800,000		12/20/21	(133,707)	152,451	–	18,744	A
Tenet Healthcare
Corp	5.00%	BZWS	9,400,000		12/20/18	269,328	250,586	–	519,914	CCC+
Traded Index
MCDX.NA.27	1.00%	CITI	12,400,000		12/20/21	127,249	–	(38,037)	89,212	Investment
										Grade
TotalOTCSwapContracts						$603,183	$2,077,320	$(14,544,122)	$(11,863,619)
TotalCreditDefaultSwapContracts						$270,888	$2,457,784	$(15,032,989)	$(12,304,317)
Netunrealizedappreciation(depreciation)								$(12,575,205)

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

Credit Default Swap Contracts (continued)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.
bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.
cThe Fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded index swaps.
dAt October 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these contracts at year end.

At October 31, 2016, the Fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross Currency Swap Contracts
		Notional		Expiration	Unrealized	Unrealized
Description	Counterparty	Amount		Date	Appreciation	Depreciation
OTC Swap Contracts
Receive Floating Quarterly 3-month USD BBA LIBOR + 3.29%	JPHQ	12,760,417	USD	10/13/17	$434,850	$—
Pay Fixed Annual 2.125%		12,250,000	CHF
Receive Fixed Semi-Annual 3.045%.	CITI	11,760,000	USD	12/15/21	294,761	—
Pay Fixed Annual 1.125%		10,500,000	EUR
Net unrealized appreciation (depreciation)					$729,611

At October 31, 2016, the Fund had the following inflation index swap contracts outstanding. See Note 1(d).

Inflation Index Swap Contracts
	Coumter-		Notional	Expiration	Unrealized	Unrealized
Description	party		Amount	Date	Appreciation	Depreciation
OTC Swap Contracts
Receiving variable change in USA-CPI-U
Pay Fixed Rate at Maturity 1.782%	JPHQ		$95,700,000	5/27/24	$1,614,905	$—

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

See Abbreviations on page 140.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Statements

Statements of Assets and Liabilities
October 31, 2016

	Franklin	Franklin	Franklin
	Adjustable	Floating Rate	Low Duration	Franklin
	U.S. Government	Daily Access	Total Return	Total Return
	Securities Fund	Fund	Fund	Fund[a]
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,282,882,940	$2,807,838,013	$2,379,092,078	$4,827,921,884
Cost - Controlled affiliates (Note 3f)	—	—	—	59,340,350
Cost - Non-controlled affiliates (Note 3f)	26,812,763	301,294,963	131,204,635	132,188,625
Total cost of investments	$1,309,695,703	$3,109,132,976	$2,510,296,713	$5,019,450,859
Value - Unaffiliated issuers	$1,291,397,310	$2,751,553,879	$2,381,062,315	$4,860,523,399
Value - Controlled affiliates (Note 3f)	—	—	—	58,668,000
Value - Non-controlled affiliates (Note 3f)	26,812,763	301,294,963	133,465,058	133,571,076
Total value of investments	1,318,210,073	3,052,848,842	2,514,527,373	5,052,762,475
Cash.	—	9,322,258	2,688,965	2,248,228
Restricted Cash (Note 1e)	—	—	1,150,000	6,050,000
Foreign currency, at value (cost $—, $—, $1,224,609
and $808,669, respectively)	—	—	1,226,327	808,264
Receivables:
Investment securities sold	6,748,438	89,066,217	208,298	10,621,518
Capital shares sold	1,882,318	7,883,806	5,585,479	13,955,173
Dividends and interest	3,496,193	8,935,800	11,635,473	34,442,450
Affiliates	—	—	94,226	—
Due from brokers	—	—	9,830,863	16,389,554
Variation margin	—	—	—	138,860
OTC swap contracts (upfront payments $—, $—,
$5,501,544 and $17,177,855)	—	—	3,982,848	11,533,411
Unrealized appreciation on OTC forward exchange
contracts	—	—	2,529,129	9,172,100
Unrealized appreciation on OTC swap contracts	—	—	1,700,004	4,421,836
Unrealized appreciation on unfunded loan
commitments (Note 9)	—	11,867	—	—
Other assets	339	631	597	114
Total assets	1,330,337,361	3,168,069,421	2,555,159,582	5,162,543,983
Liabilities:
Payables:
Investment securities purchased	—	122,228,510	9,038,083	135,783,668
Capital shares redeemed	4,647,178	7,387,795	8,531,700	23,270,764
Management fees	559,043	1,212,101	1,028,791	1,949,840
Distribution fees	304,825	585,698	446,128	1,054,479
Transfer agent fees	266,724	491,625	—	981,912
Distributions to shareholders	116,243	2,704,182	502,192	352,960
Variation margin	—	—	129,626	—
OTC swap contracts (upfront receipts $—, $—,
$10,736,125 and $17,916,203)	—	—	6,404,019	10,930,228
Due to brokers	—	—	1,150,000	6,050,000
Unrealized depreciation on OTC forward exchange
contracts	—	—	970,445	1,856,840
Unrealized depreciation on OTC swap contracts	—	—	5,538,363	14,544,122
Unrealized depreciation on unfunded loan
commitments (Note 9)	—	—	54,736	120,803

108 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
October 31, 2016

	Franklin	Franklin	Franklin
	Adjustable	Floating Rate	Low Duration	Franklin
	U.S. Government	Daily Access	Total Return	Total Return
	Securities Fund	Fund	Fund	Fund[a]
Accrued expenses and other liabilities.	$145,329	$845,687	$743,438	$685,313
Total liabilities	6,039,342	135,455,598	34,537,521	197,580,929
Net assets, at value	$1,324,298,019	$3,032,613,823	$2,520,622,061	$4,964,963,054
Net assets consist of:
Paid-in capital	$1,473,750,028	$3,337,037,164	$2,592,158,224	$4,997,957,349
Undistributed net investment income	36,132	2,223,849	1,657,052	3,637,002
Net unrealized appreciation (depreciation)	8,514,370	(56,272,267)	2,993,561	25,453,015
Accumulated net realized gain (loss)	(158,002,511)	(250,374,923)	(76,186,776)	(62,084,312)
Net assets, at value	$1,324,298,019	$3,032,613,823	$2,520,622,061	$4,964,963,054
Class A:
Net assets, at value	$667,670,669	$1,359,862,215	$1,524,436,661	$3,623,034,930
Shares outstanding.	79,451,673	153,804,451	154,118,160	364,927,154
Net asset value per share[b]	$8.40	$8.84	$9.89	$9.93
Maximum offering price per share (net asset value per
share ÷ 97.75%, 97.75%, 97.75% and 95.75%,
respectively)	$8.59	$9.04	$10.12	$10.37
Class A1:
Net assets, at value	$160,469,055
Shares outstanding.	19,101,500
Net asset value per share[b]	$8.40
Maximum offering price per share (net asset value per
share ÷ 97.75%)	$8.59
Class C:
Net assets, at value	$266,185,518	$551,726,450	$218,065,504	$449,274,299
Shares outstanding.	31,697,127	62,387,792	22,116,416	45,502,673
Net asset value and maximum offering price per
share[b]	$8.40	$8.84	$9.86	$9.87
Class R:
Net assets, at value				$58,715,369
Shares outstanding.				5,931,895
Net asset value and maximum offering price per share .				$9.90
Class R6:
Net assets, at value	$2,373,810	$12,332,804	$553,233,246	$93,892,394
Shares outstanding.	282,193	1,394,780	55,647,586	9,404,728
Net asset value and maximum offering price per share .	$8.41	$8.84	$9.94	$9.98
Advisor Class:
Net assets, at value	$227,598,967	$1,108,692,354	$224,886,650	$740,046,062
Shares outstanding.	27,058,824	125,345,616	22,634,415	74,172,248
Net asset value and maximum offering price per share .	$8.41	$8.85	$9.94	$9.98

aConsolidated financial statement. See Note 1(g).
bRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS

Statements of Operations
for the year ended October 31, 2016

	Franklin	Franklin	Franklin
	Adjustable	Floating Rate	Low Duration	Franklin
	U.S. Government	Daily Access	Total Return	Total Return
	Securities Fund	Fund	Fund	Fund[a]
Investment income:
Dividends:
Unaffiliated issuers	$—	$192,383	$—	$1,118,832
Controlled affiliates (Note 3f)	—	—	—	878,940
Non-controlled affiliates (Note 3f)	—	—	3,104,759	1,994,178
Interest	34,986,782	168,211,616	62,141,387	146,508,263
Paydown gain (loss)	(14,878,089)	—	(5,250,251)	1,282,807
Total investment income.	20,108,693	168,403,999	59,995,895	151,783,020
Expenses:
Management fees (Note 3a)	7,488,149	15,324,977	12,652,821	22,456,814
Distribution fees: (Note 3c)
Class A	1,909,577	3,416,194	3,999,603	9,169,167
Class A1	170,658	—	—	—
Class C	1,962,976	3,581,712	1,446,770	2,923,749
Class R	—	—	—	329,197
Transfer agent fees: (Note 3e)
Class A	918,966	1,411,446	2,685,395	5,181,943
Class A1	215,754	—	—	—
Class C	363,222	569,215	376,264	635,743
Class R	—	—	—	93,037
Class R6	301	229	387	1,278
Advisor Class	300,423	1,129,202	278,350	754,804
Custodian fees (Note 4)	13,898	24,239	48,928	148,113
Reports to shareholders	194,591	290,327	285,709	655,617
Registration and filing fees	120,898	117,416	190,618	413,127
Professional fees	55,816	116,131	97,356	171,740
Trustees’ fees and expenses	18,093	35,705	24,096	51,605
Other.	284,534	77,343	257,617	352,130
Total expenses	14,017,856	26,094,136	22,343,914	43,338,064
Expense reductions (Note 4)	(450)	(8,185)	(16,755)	(48,639)
Expenses waived/paid by affiliates (Note 3f and 3g)	(86,638)	(544,650)	(3,649,073)	(2,347,785)
Net expenses	13,930,768	25,541,301	18,678,086	40,941,640
Net investment income	6,177,925	142,862,698	41,317,809	110,841,380
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	617,606	(60,832,757)	(12,093,115)	(33,131,810)
Written options	—	—	307,231	655,836
Foreign currency transactions	—	18,878	(2,569,755)	(23,758,842)
Futures contracts	—	—	(2,018,476)	7,162,540
Swap contracts	—	217,311	(5,578,730)	(10,191,077)
Net realized gain (loss)	617,606	(60,596,568)	(21,952,845)	(59,263,353)
Net change in unrealized appreciation (depreciation) on:
Investments	(11,522,082)	119,165,880	35,084,133	128,959,232
Translation of other assets and liabilities
denominated in foreign currencies	—	—	(2,539,649)	341,975
Written options	—	—	(308,273)	(659,146)
Futures contracts	—	—	1,255,315	(3,721,434)
Swap contracts	—	47,565	(4,109,710)	(10,585,565)

110 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL STATEMENTS

Statements of Operations (continued)
for the year ended October 31, 2016

	Franklin	Franklin	Franklin
	Adjustable	Floating Rate	Low Duration	Franklin
	U.S. Government	Daily Access	Total Return	Total Return
	Securities Fund	Fund	Fund	Fund[a]
Net change in unrealized appreciation
(depreciation)	$(11,522,082)	$119,213,445	$29,381,816	$114,335,062
Net realized and unrealized gain (loss)	(10,904,476)	58,616,877	7,428,971	55,071,709
Net increase (decrease) in net assets resulting from
operations	$(4,726,551)	$201,479,575	$48,746,780	$165,913,089

aConsolidated financial statement. See Note 1(g).

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Adjustable U.S.		Franklin Floating Rate
	Government Securities Fund		Daily Access Fund
	Year Ended October 31,		Year Ended October 31,
	2016	2015	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$6,177,925	$7,386,710	$142,862,698	$181,670,130
Net realized gain (loss)	617,606	3,977,176	(60,596,568)	(57,017,412)
Net change in unrealized appreciation (depreciation)	(11,522,082)	(16,455,279)	119,213,445	(139,672,972)
Net increase (decrease) in net assets resulting
from operations	(4,726,551)	(5,091,393)	201,479,575	(15,020,254)
Distributions to shareholders from:
Net investment income:
Class A	(10,995,661)	(11,496,470)	(64,460,934)	(75,905,826)
Class A1	(2,862,431)	(2,962,707)	—	—
Class C	(3,137,657)	(2,804,429)	(23,786,613)	(27,606,089)
Class R6	(41,661)	(71,457)	(285,466)	(4,174)
Advisor Class.	(4,223,137)	(5,038,156)	(54,321,011)	(76,936,149)
Total distributions to shareholders	(21,260,547)	(22,373,219)	(142,854,024)	(180,452,238)
Capital share transactions: (Note 2)
Class A	(167,984,621)	(195,883,210)	(222,175,112)	(239,383,605)
Class A1	(35,100,623)	(51,188,248)	—	—
Class C	(64,817,272)	(86,549,659)	(87,707,899)	(81,761,761)
Class R6	236,438	(4,959,369)	11,857,272	(451,181)
Advisor Class.	(76,748,790)	(103,191,545)	(314,178,543)	(534,150,566)
Total capital share transactions	(344,414,868)	(441,772,031)	(612,204,282)	(855,747,113)
Net increase (decrease) in net assets	(370,401,966)	(469,236,643)	(553,578,731)	(1,051,219,605)
Net assets:
Beginning of year	1,694,699,985	2,163,936,628	3,586,192,554	4,637,412,159
End of year	$1,324,298,019	$1,694,699,985	$3,032,613,823	$3,586,192,554
Undistributed net investment income included in net
assets:
End of year	$36,132	$—	$2,223,849	$2,331,451
Distributions in excess of net investment income included
in net assets:
End of year	$—	$(430,553)	$—	$—

112 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Low Duration		Franklin Total
	Total Return Fund		Return Fund[a]
	Year Ended October 31,		Year Ended October 31,
	2016	2015	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$41,317,809	$33,091,804	$110,841,380	$108,016,847
Net realized gain (loss)	(21,952,845)	10,086,678	(59,263,353)	105,081,761
Net change in unrealized appreciation (depreciation)	29,381,816	(41,785,644)	114,335,062	(215,394,420)
Net increase (decrease) in net assets resulting
from operations	48,746,780	1,392,838	165,913,089	(2,295,812)
Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class A	(33,131,709)	(31,970,213)	(101,527,245)	(102,580,350)
Class C	(4,013,836)	(3,021,768)	(11,788,656)	(12,390,512)
Class R	—	—	(1,861,369)	(1,874,785)
Class R6	(12,099,518)	(11,544,553)	(2,201,117)	(1,493,816)
Advisor Class	(3,563,139)	(3,636,737)	(15,522,886)	(38,204,478)
Total distributions to shareholders	(52,808,202)	(50,173,271)	(132,901,273)	(156,543,941)
Capital share transactions: (Note 2)
Class A	(127,311,300)	98,528,651	66,617,965	417,940,997
Class C	7,361,242	49,157,590	2,877,723	25,914,042
Class R	—	—	(12,019,056)	13,325,622
Class R6	43,783,151	99,586,210	24,451,715	44,485,978
Advisor Class	74,356,194	(45,036,986)	212,187,480	(717,785,422)
Total capital share transactions	(1,810,713)	202,235,465	294,115,827	(216,118,783)
Net increase (decrease) in net assets	(5,872,135)	153,455,032	327,127,643	(374,958,536)
Net assets:
Beginning of year	2,526,494,196	2,373,039,164	4,637,835,411	5,012,793,947
End of year	$2,520,622,061	$2,526,494,196	$4,964,963,054	$4,637,835,411
Undistributed net investment income included in net assets:
End of year	$1,657,052	$7,129,079	$3,637,002	$49,185,692

aConsolidated financial statement. See Note 1(g).

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The accompanying notes are an integral part of these financial statements. | Annual Report 113

FRANKLIN INVESTORS SECURITIES TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds, four of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A, Class A1, Class C, Class R6 & Advisor Class

Franklin Adjustable U.S. Government Securities Fund

Class A, Class C, Class R6 & Advisor Class

Franklin Floating Rate Daily Access Fund Franklin Low Duration Total Return Fund

Class A, Class C, Class R, Class R6 & Advisor Class

Franklin Total Return Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds, and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

114 Annual Report

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FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis

Certain or all Funds purchase securities on a when-issued or delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

d. Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. Certain or all Funds attempt to reduce their exposure to counterparty credit risk on OTC derivatives, whenever possible,

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Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments (continued)

by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Funds include failure of the Funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Funds of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Funds’ investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

Certain or all Funds entered into exchange traded financial futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities.

Certain or all Funds entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Certain or all Funds entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront

116 Annual Report

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FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statements of Operations.

Certain or all Funds entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to interest rate risk and certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statements of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statements of Operations.

Certain or all Funds entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

Certain or all Funds purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to interest rate, foreign exchange rate and credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

Certain or all Funds entered into inflation index swap contracts primarily to manage inflation risk. An inflation index swap is an agreement between the Fund and a counterparty to exchange cash flows whereby one party makes payments based on the percentage change in an index that serves as a measure of inflation and the other party makes a regular payment based on a compounded fixed rate, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC inflation index swap) or may be executed on a registered exchange (centrally cleared inflation index swap). For centrally cleared inflation index swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity.

Certain or all Funds invest in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statements of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

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1. Organization and Significant Accounting

Policies (continued)

e. Restricted Cash

At October 31, 2016, certain or all Funds held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statements of Assets and Liabilities.

f. Loan Participation Notes

Certain or all Funds invest in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Funds. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Funds have the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Funds generally have no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Funds assume the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. Investments in FT Holdings Corporation I (FT Subsidiary)

Franklin Total Return Fund invests in certain financial instruments through its investment in the FT Subsidiary. The FT Subsidiary is a Delaware Corporation, is a wholly-owned Subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At October 31, 2016, the FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of the FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the FT Subsidiary. All intercompany transactions and balances have been eliminated. At October 31, 2016, the net assets of the FT Subsidiary were $5,382,878, representing 0.1% of the Fund’s consolidated net assets. The Fund’s investment in the FT Subsidiary is limited to 25% of consolidated assets.

h. Mortgage Dollar Rolls

Certain or all Funds enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i. Senior Floating Rate Interests

Certain or all Funds invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Funds invest are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded

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NOTES TO FINANCIAL STATEMENTS

based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of October 31, 2016, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately on the Statements of Operations. Facility fees are recognized as income over the expected term of the loan. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Net investment income, not including class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statements of Operations.

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enter into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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2. Shares of Beneficial Interest

At October 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Adjustable U.S.		Franklin Floating Rate
	Government Securities Fund		Daily Access Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended October 31, 2016
Shares sold	21,965,175	$185,996,265	24,811,623	$212,007,459
Shares issued in reinvestment of distributions	1,239,949	10,469,739	7,064,574	59,950,762
Shares redeemed	(43,095,113)	(364,450,625)	(58,463,296)	(494,133,333)
Net increase (decrease)	(19,889,989)	$(167,984,621)	(26,587,099)	$(222,175,112)
Year ended October 31, 2015
Shares sold	29,600,803	$255,228,822	35,259,302	$314,270,932
Shares issued in reinvestment of distributions	1,093,408	9,421,052	7,762,505	69,039,598
Shares redeemed	(53,496,340)	(460,533,084)	(69,916,661)	(622,694,135)
Net increase (decrease)	(22,802,129)	$(195,883,210)	(26,894,854)	$(239,383,605)
Class A1 Shares:
Year ended October 31, 2016
Shares sold	782,382	$6,611,320
Shares issued in reinvestment of distributions	321,531	2,714,543
Shares redeemed	(5,258,218)	(44,426,486)
Net increase (decrease)	(4,154,305)	$(35,100,623)
Year ended October 31, 2015
Shares sold	1,222,138	$10,538,383
Shares issued in reinvestment of distributions	322,924	2,781,758
Shares redeemed	(7,479,327)	(64,508,389)
Net increase (decrease)	(5,934,265)	$(51,188,248)
Class C Shares:
Year ended October 31, 2016
Shares sold	4,522,226	$38,281,353	9,537,412	$81,449,034
Shares issued in reinvestment of distributions	342,782	2,892,128	2,536,642	21,527,906
Shares redeemed	(12,545,368)	(105,990,753)	(22,589,768)	(190,684,839)
Net increase (decrease)	(7,680,360)	$(64,817,272)	(10,515,714)	$(87,707,899)
Year ended October 31, 2015
Shares sold	5,349,068	$46,082,804	14,110,236	$125,708,580
Shares issued in reinvestment of distributions	298,946	2,574,236	2,777,065	24,699,170
Shares redeemed	(15,680,366)	(135,206,699)	(26,067,686)	(232,169,511)
Net increase (decrease)	(10,032,352)	$(86,549,659)	(9,180,385)	$(81,761,761)

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	Franklin Adjustable U.S.		Franklin Floating Rate
	Government Securities Fund		Daily Access Fund
	Shares	Amount	Shares	Amount
Class R6 Shares:
Year ended October 31, 2016
Shares sold	59,418	$503,303	1,447,506	$12,322,386
Shares issued in reinvestment of distributions	4,930	41,660	32,856	285,282
Shares redeemed	(36,505)	(308,525)	(86,396)	(750,396)
Net increase (decrease)	27,843	$236,438	1,393,966	$11,857,272
Year ended October 31, 2015
Shares sold	398,482	$3,455,605	702	$6,249
Shares issued in reinvestment of distributions	8,176	70,673	444	3,983
Shares redeemed	(980,650)	(8,485,647)	(51,765)	(461,413)
Net increase (decrease)	(573,992)	$(4,959,369)	(50,619)	$(451,181)
Advisor Class Shares:
Year ended October 31, 2016
Shares sold	13,280,439	$112,298,847	43,401,930	$369,260,775
Shares issued in reinvestment of distributions	441,098	3,728,635	2,892,071	24,565,655
Shares redeemed	(22,751,797)	(192,776,272)	(84,100,921)	(708,004,973)
Net increase (decrease)	(9,030,260)	$(76,748,790)	(37,806,920)	$(314,178,543)
Year ended October 31, 2015
Shares sold	16,262,514	$140,248,227	50,519,163	$450,379,688
Shares issued in reinvestment of distributions	492,842	4,251,127	3,269,592	29,068,251
Shares redeemed	(28,703,734)	(247,690,899)	(113,811,749)	(1,013,598,505)
Net increase (decrease)	(11,948,378)	$(103,191,545)	(60,022,994)	$(534,150,566)

	Franklin Low Duration		Franklin Total
	Total Return Fund		Return Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended October 31, 2016
Shares sold	47,047,322	$461,234,268	93,822,994	$916,738,346
Shares issued in reinvestment of distributions	2,977,746	29,135,231	10,292,781	99,324,788
Shares redeemed	(62,936,182)	(617,680,799)	(96,558,711)	(949,445,169)
Net increase (decrease)	(12,911,114)	$(127,311,300)	7,557,064	$66,617,965
Year ended October 31, 2015
Shares sold	62,045,618	$620,756,628	106,013,942	$1,065,164,455
Shares issued in reinvestment of distributions	2,798,272	27,971,757	9,933,392	99,512,096
Shares redeemed	(55,015,732)	(550,199,734)	(74,337,731)	(746,735,554)
Net increase (decrease)	9,828,158	$98,528,651	41,609,603	$417,940,997

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2. Shares of Beneficial Interest (continued)

	Franklin Low Duration		Franklin Total
	Total Return Fund		Return Fund
	Shares	Amount	Shares	Amount
Class C Shares:
Year ended October 31, 2016
Shares sold	10,992,306	$107,389,119	11,518,037	$111,836,091
Shares issued in reinvestment of distributions	344,793	3,366,635	1,118,125	10,736,413
Shares redeemed	(10,576,146)	(103,394,512)	(12,292,706)	(119,694,781)
Net increase (decrease)	760,953	$7,361,242	343,456	$2,877,723
Year ended October 31, 2015
Shares sold	11,804,941	$117,806,725	13,450,866	$134,822,571
Shares issued in reinvestment of distributions	267,721	2,673,011	1,125,209	11,241,167
Shares redeemed	(7,138,718)	(71,322,146)	(12,032,841)	(120,149,696)
Net increase (decrease)	4,933,944	$49,157,590	2,543,234	$25,914,042
Class R Shares:
Year ended October 31, 2016
Shares sold			1,331,922	$12,937,501
Shares issued in reinvestment of distributions			186,048	1,789,731
Shares redeemed			(2,741,401)	(26,746,288)
Net increase (decrease)			(1,223,431)	$(12,019,056)
Year ended October 31, 2015
Shares sold			2,816,817	$28,284,445
Shares issued in reinvestment of distributions			178,317	1,783,880
Shares redeemed			(1,673,042)	(16,742,703)
Net increase (decrease)			1,322,092	$13,325,622
Class R6 Shares:
Year ended October 31, 2016
Shares sold	13,012,102	$127,680,026	5,007,346	$49,666,379
Shares issued in reinvestment of distributions	1,225,030	12,041,881	8,309	80,954
Shares redeemed	(9,709,503)	(95,938,756)	(2,560,569)	(25,295,618)
Net increase (decrease)	4,527,629	$43,783,151	2,455,086	$24,451,715
Year ended October 31, 2015
Shares sold	14,096,020	$142,249,562	5,543,739	$56,013,679
Shares issued in reinvestment of distributions	1,147,359	11,505,176	4,715	47,383
Shares redeemed	(5,397,823)	(54,168,528)	(1,159,308)	(11,575,084)
Net increase (decrease)	9,845,556	$99,586,210	4,389,146	$44,485,978

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	Franklin Low Duration		Franklin Total
	Total Return Fund		Return Fund
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Year ended October 31, 2016
Shares sold	18,882,422	$186,687,617	48,174,526	$480,064,749
Shares issued in reinvestment of distributions	280,629	2,760,337	1,297,441	12,575,671
Shares redeemed	(11,651,331)	(115,091,760)	(28,473,005)	(280,452,940)
Net increase (decrease)	7,511,720	$74,356,194	20,998,962	$212,187,480
Year ended October 31, 2015
Shares sold	7,865,807	$78,985,437	26,269,640	$265,286,213
Shares issued in reinvestment of distributions	252,897	2,536,877	3,401,485	34,224,878
Shares redeemed	(12,585,151)	(126,559,300)	(102,089,675)	(1,017,296,513)
Net increase (decrease)	(4,466,447)	$(45,036,986)	(72,418,550)	$(717,785,422)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Franklin Adjustable U.S. Government Securities Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.500%	Up to and including $5 billion
0.440%	Over $5 billion, up to and including $10 billion
0.410%	Over $10 billion, up to and including $15 billion
0.380%	In excess of $15 billion

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3. Transactions with Affiliates (continued)

a. Management Fees (continued)

Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $500 million
0.550%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $1.5 billion
0.450%	Over $1.5 billion, up to and including $6.5 billion
0.425%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

Franklin Low Duration Total Return Fund and Franklin Total Return Fund pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to Franklin Total Return Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

For the year ended October 31, 2016, each Fund’s effective investment management fee rate based on average daily net assets were as follows:

Franklin	Franklin	Franklin
Adjustable	Floating Rate	Low Duration	Franklin
U.S. Government	Daily Access	Total Return	Total Return
Securities Fund	Fund	Fund	Fund

0.500%	0.508%	0.499%	0.469%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

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c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A and A1 reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin	Franklin	Franklin
	Adjustable	Floating Rate	Low Duration	Franklin
	U.S. Government	Daily Access	Total Return	Total Return
	Securities Fund	Fund	Fund	Fund

Reimbursement Plans:
Class A	0.25%	0.25%	0.25%	0.25%
Class A1	0.10%	—	—	—
Compensation Plans:
Class C	0.65%	0.65%	0.65%	0.65%
Class R	—	—	—	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin	Franklin	Franklin
	Adjustable	Floating Rate	Low Duration	Franklin
	U.S. Government	Daily Access	Total Return	Total Return
	Securities Fund	Fund	Fund	Fund

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$101,446	$107,323	$294,814	$1,878,970
CDSC retained	$31,367	$51,596	$92,140	$83,278

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended October 31, 2016, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin	Franklin	Franklin
	Adjustable	Floating Rate	Low Duration	Franklin
	U.S. Government	Daily Access	Total Return	Total Return
	Securities Fund	Fund	Fund	Fund

Transfer agent fees	$727,892	$1,093,101	$1,256,419	$2,501,774

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3. Transactions with Affiliates (continued)

f. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to November 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended October 31, 2016, certain or all Funds held investments in affiliated management investment companies as follows:

									% of
									Affiliated
	Number of				Number of				Fund Shares
	Shares Held				Shares	Value			Outstanding
	at Beginning	Gross		Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions		Reductions	of Year	of Year	Income	Gain (Loss)	of Year
Franklin Adjustable U.S. Government Securities Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	35,774,086	517,115,385		(526,076,708)	26,812,763	$26,812,763	$–	$–	0.2%
Franklin Floating Rate Daily Access Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	152,604,455	1,018,125,473		(869,434,965)	301,294,963	$301,294,963	$–	$–	1.8%
Franklin Low Duration Total Return Fund
Non-Controlled Affiliates
Franklin Lower Tier Floating
RateFund	–	1,893,663	[a]	–	1,893,663	$19,675,161	$1,746,156	$–	4.3%
Franklin Middle Tier Floating
RateFund	–	2,389,308	[b]	–	2,389,308	24,036,434	1,358,603	–	6.7%
Institutional Fiduciary Trust
Money Market Portfolio	253,268,073	878,808,467		(1,042,323,077)	89,753,463	89,753,463	–	–	0.5%
Total						$133,465,058	$3,104,759	$–
Franklin Total Return Fund
Controlled Affiliates
Franklin Liberty Investment
Grade Corporate ETF	–	400,000		–	400,000	$9,888,000	$–	$–	57.1%
Franklin Liberty Short Duration
U.S. Government ETF[c]	500,000	–		–	500,000	48,780,000	878,940	–	28.6%
Non-Controlled Affiliates
Franklin Lower Tier Floating
RateFund	–	997,589	[a]	–	997,589	10,364,951	919,882	–	2.3%
Franklin Middle Tier Floating
RateFund	–	1,889,310	[b]	–	1,889,310	19,006,460	1,074,296	–	5.3%
Institutional Fiduciary Trust
Money Market Portfolio	591,212,333	1,847,777,400		(2,334,790,068)	104,199,665	104,199,665	–	–	0.6%
Total						$192,239,076	$2,873,118	$–

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aThe Funds purchased shares of the affiliate through an in-kind transfer of securities. Market value and cost basis of the securities transferred on the date of the transfer were as follows:

	Franklin
	Low Duration	Franklin
	Total Return	Total Return
	Fund	Fund

Market value	$17,742,918	$9,347,037
Cost basis	$20,821,357	$11,616,851

bThe Funds purchased shares of the affiliate through an in-kind transfer of securities. Market value and cost basis of the securities transferred on the date of the transfer were as follows:

	Franklin
	Low Duration	Franklin
	Total Return	Total Return
	Fund	Fund

Market value	$22,984,002	$18,174,265
Cost basis	$24,872,750	$21,006,435

cEffective June 1, 2016, Franklin Short Duration U.S.Government ETF was renamed Franklin Liberty Short Duration U.S.Government ETF.

g. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Low Duration Total Return and Franklin Total Return Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Funds do not exceed 0.55% and 0.63%, respectively, and Class R6 does not exceed 0.42% and 0.47%, respectively, based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2017. Total expenses waived or paid are not subject to recapture subsequent to the Funds’ fiscal year end.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until February 28, 2017. For Franklin Low Duration Total Return Fund and Franklin Total Return Fund, there were no Class R6 transfer agent fees waived during the year ended October 31, 2016.

h. Other Affiliated Transactions

At October 31, 2016, one or more of the funds in Franklin Fund Allocator Series owned a percentage of the following Funds’ outstanding shares:

Franklin	Franklin
Floating Rate	Low Duration
Daily Access	Total Return
Fund	Fund

0.4%	21.0%

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended October 31, 2016, the custodian fees were reduced as noted in the Statements of Operations.

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5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At October 31, 2016, the capital loss carryforwards were as follows:

	Franklin	Franklin	Franklin
	Adjustable	Floating	Low Duration	Franklin
	U.S. Government	Rate Daily	Total Return	Total Return
	Securities Fund	Access Fund	Fund	Fund
Capital loss carryforwards subject to expiration:
2017	$4,398,245	$113,325,538	$—	$—
2018	39,689,305	—	—	—
2019	21,934,756	10,282,409	5,327,487	—
Capital loss carryforwards not subject to
expiration:
Short term	19,905,561	21,809,899	23,452,757	21,117,357
Long term	72,074,646	104,483,893	44,282,224	34,070,782
Total capital loss carryforwards.	$158,002,513	$249,901,739	$73,062,468	$55,188,139

On October 31, 2016, the following Funds had expired capital loss carryforwards, which were reclassified to paid-in capital.

Franklin	Franklin
Adjustable	Floating	Franklin
U.S. Government	Rate Daily	Total Return
Securities Fund	Access Fund	Fund

$1,492,445	$91,562,953	$1,260,827

The tax character of distributions paid during the years ended October 31, 2016 and 2015, was as follows:

	Franklin Adjustable U.S.		Franklin Floating Rate
	Government Securities Fund		Daily Access Fund
	2016	2015	2016	2015
Distributions paid from ordinary income	$21,260,547	$22,373,219	$142,854,024	$180,452,238

	Franklin Low Duration		Franklin Total
	Total Return Fund		Return Fund
	2016	2015	2016	2015
Distributions paid from ordinary income	$52,808,202	$50,173,271	$132,901,273	$156,543,941

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At October 31, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

	Franklin	Franklin	Franklin
	Adjustable	Floating Rate	Low Duration	Franklin
	U.S. Government	Daily Access	Total Return	Total Return
	Securities Fund	Fund	Fund	Fund

Cost of investments	$1,309,695,703	$3,108,429,560	$2,517,086,207	$5,037,132,850

Unrealized appreciation	$12,045,543	$27,787,236	$27,903,759	$122,722,343
Unrealized depreciation	(3,531,173)	(83,367,954)	(30,462,593)	(107,092,718)
Net unrealized appreciation (depreciation)	$8,514,370	$(55,580,718)	$(2,558,834)	$15,629,625
Distributable earnings - undistributed ordinary
income	$152,380	$4,175,222	$10,846,509	$23,461,625

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, paydown losses, bond discounts and premiums, swaps and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2016, were as follows:

	Franklin	Franklin		Franklin
	Adjustable	Floating Rate	Low Duration		Franklin
	U.S. Government	Daily Access		Total Return	Total Return
	Securities Fund	Fund		Fund	Fund
Purchases	$167,013,172	$973,210,589	$1,408,666,376	$13,909,873,568
Sales	$496,674,286	$1,697,404,535	$1,087,525,686	$13,652,417,019

Transactions in options and swaptions written during the year ended October 31, 2016, were as follows:

		Options		Swaptions
		Notional		Notional
		Amount*	Premiums	Amount*	Premiums
Franklin Low Duration Total Return Fund
Options outstanding at October 31, 2015		2,500,000	$15,425	55,400,000	$327,600
Options written		7,500,000	52,404	—	—
Options expired		(2,500,000)	(22,839)	(46,200,000)	(229,689)
Options exercised		(5,000,000)	(29,565)	—	—
Options closed		(2,500,000)	(15,425)	(9,200,000)	(97,911)
Options outstanding at October 31, 2016		—	$—	—	$—

Franklin Total Return Fund
Options outstanding at October 31, 2015		3,800,000	$23,446	120,000,000	$711,000
Options written		16,530,000	115,498	—	—
Options expired		(5,510,000)	(50,337)	(100,000,000)	(498,150)
Options exercised		—	—	—	—
Options closed		(14,820,000)	(88,607)	(20,000,000)	(212,850)
Options outstanding at October 31, 2016		—	$—	—	$—

*The notional amount is stated in U.S. dollars unless otherwise indicated.

See Notes 1(d) and 10 regarding derivative financial instruments and other derivative information, respectively.

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7. Credit Risk and Defaulted Securities

At October 31, 2016, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund and Franklin Total Return Fund had 81.2%, 15.6% and 13.9%, respectively, of their portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Certain or all Funds held a defaulted securities and/or other securities for which the income has been deemed uncollectible. At October 31, 2016, the aggregate value of these securities for Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund, and Franklin Total Return Fund was $6,777,795, $1,935,244 and $4,396,522, representing 0.2%, 0.1%, and 0.1%, respectively, of each Fund’s net assets. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statements of Investments.

8. Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2016, certain or all Funds held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Date	Cost	Value
Franklin Floating Rate Daily Access Fund
6,893	Warrior Met Coal LLC, A (Value is 0.0%† of Net Assets)	7/31/14 - 9/23/14	$13,170,468	$1,550,925
Franklin Low Duration Total Return Fund
98,168	[a] Halcon Resources Corp. (Value is 0.0%† of Net Assets)	3/17/15 - 7/07/15	$1,880,354	$786,358
Franklin Total Return Fund
229,059	[b] Halcon Resources Corp. (Value is 0.0%† of Net Assets)	3/17/15 - 7/07/15	$4,383,140	$1,834,837

†Rounds to less than 0.1% of net assets.

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $22,145 as of October 31, 2016.
bThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $51,675 as of October 31, 2016.

9. Unfunded Loan Commitments

Certain or all Funds enter into certain credit agreements, all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and the Statements of Operations. Funded portions of credit agreements are presented in the Statements of Investments.

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At October 31, 2016, unfunded commitments were as follows:

Unfunded
Borrower	Commitment
Franklin Floating Rate Daily Access Fund
BMC Software Finance, Inc., Initial U.S. Revolving Commitment	$20,723,252
Franklin Low Duration Total Return Fund
BMC Software Finance, Inc., Initial US Revolving Commitment	$3,492,917
Franklin Total Return Fund
BMC Software Finance, Inc., Initial US Revolving Commitment	$7,629,911
Global Tel*Link Corp., Revolving Commitment	211,174
$7,841,085

10. Other Derivative Information

At October 31, 2016, the Funds’ investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts	Statements of			Statements of
Not Accounted for as	Assets and Liabilities			Assets and Liabilities
Hedging Instruments	Location	Fair Value		Location	Fair Value
Franklin Low Duration Total
Return Fund
Interest rate contracts	Variation margin	$1,435,193	[a]	Variation margin	$120,992	[a]

	Unrealized appreciation on OTC	529,316		Unrealized depreciation on OTC	—
	swap contracts			swap contracts

Foreign exchange contracts.	Unrealized appreciation on OTC	2,529,129		Unrealized depreciation on OTC	970,445
	forward exchange			forward exchange
	contracts			contracts

Credit contracts	Investments in securities, at value	35,792	[b]	Options written, at value	—

	Variation margin	246,036	[a]	Variation margin	—

	OTC swap contracts (Upfront	3,982,848		OTC swap contracts (Upfront	6,404,019
	payments)			receipts)

	Unrealized appreciation on OTC	1,170,688		Unrealized depreciation on OTC	5,538,363
	swap contracts			swap contracts
Totals		$9,929,002			$13,033,819

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10. Other Derivative Information (continued)

	Asset Derivatives			Liability Derivatives
Derivative Contracts	Statements of			Statements of
Not Accounted for as	Assets and Liabilities			Assets and Liabilities
Hedging Instruments	Location	Fair Value		Location	Fair Value
Franklin Total Return Fund
Interest rate contracts	Variation margin	$651,726	[a]	Variation margin	$4,509,179	[a]
	Unrealized appreciation on OTC	729,611		Unrealized depreciation on OTC	—
	swap contracts			swap contracts
Foreign exchange contracts.	Unrealized appreciation on OTC	9,172,100		Unrealized depreciation on OTC	1,856,840
	forward exchange			forward exchange
	contracts			contracts
Credit contracts	Investments in securities, at value	102,850	[b]	Options written, at value	—
	Variation margin	380,464	[a]	Variation margin	488,867	[a]
	OTC swap contracts (Upfront	11,533,411		OTC swap contracts (Upfront	10,930,228
	payments)			receipts)
	Unrealized appreciation on OTC	2,077,320		Unrealized depreciation on OTC	14,544,122
	swap contracts			swap contracts
Inflation contracts.	Unrealized appreciation on OTC	1,614,905		Unrealized depreciation on OTC	—
	swap contracts			swap contracts
Value recovery instruments	Investments in securities, at value	152,291		Investments in securities, at value	—
Totals		$26,414,678			$32,329,236

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and/or centrally cleared swap contracts as reported in the Statement of Investments.
Only the variation margin receivable/payable at year end is separately reported within the Statements of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.
bPurchased option contracts are included in investments in securities, at value in the Statements of Assets and Liabilities.

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For the year ended October 31, 2016, the effect of derivative contracts in the Funds’ Statements of Operations was as follows:

				Net Change
				in Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Statements of	Gain (Loss) for	Statements	(Depreciation)
Hedging Instruments	Operations Locations	the Year	of Operations Locations	for the Year
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Franklin Floating Rate Daily
Access Fund
Credit contracts	Swap contracts	$217,311	Swap contracts	$47,565
Franklin Low Duration
Total Return Fund
Interest rate contracts.	Futures contracts	$(2,018,476)	Futures contracts	$1,255,315
	Swap contracts	(1,729,370)	Swap contracts	(298,189)
Foreign exchange contracts	Investments	(55,795)[a]	Investments	29,215 [a]
	Written options	(16,726)	Written options	(15,295)
	Foreign currency transactions	(2,529,777)[b]	Translation of other assets	(2,514,662)[b]
			and liabilities denominated
			in foreign currencies
Credit contracts	Investments	(562,290)[a]	Investments	341,632 [a]
	Written options	323,957	Written options	(292,978)
	Swap contracts	(3,849,360)	Swap contracts	(3,811,521)
Totals		$(10,437,837)		$(5,306,483)
Franklin Total Return Fund
Interest rate contracts.	Investments	$(650,018)[a]	Investments	$26,544 [a]
	Futures contracts	7,162,540	Futures contracts	(3,721,434)
	Swap contracts	298,949	Swap contracts	(4,200,848)
Foreign exchange contracts	Investments	(213,464)[a]	Investments	44,407 [a]
	Written options	(47,244)	Written options	(23,249)
	Foreign currency transactions	(23,123,401)[b]	Translation of other assets	324,184 [b]
			and liabilities denominated
			in foreign currencies
Credit contracts	Investments	(1,258,500)[a]	Investments	636,681 [a]
	Written options	703,080	Written options	(635,897)
	Swap contracts	(10,490,026)	Swap contracts	(7,999,622)
Inflation contracts.	Swap contracts	—	Swap contracts	1,614,905
Value recovery instruments	Investments	—	Investments	(34,939)
Totals		$(27,618,084)		$(13,969,268)

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the
Statements of Operations.
bForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statements of Operations.

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10. Other Derivative Information (continued)

For the year ended October 31, 2016, the average month end fair value of derivatives, as a percentage of average month end net assets, and the average month end number of open derivative contracts for the year were as follows:

		Franklin
	Franklin	Low Duration	Franklin
	Floating Rate	Total Return	Total Return
	Daily Access Fund	Fund	Fund

Average month end fair value of derivatives	0.0%[a]	0.6%	1.0%
Average month end number of open derivative contracts	—[b]	155	166

aRounds to less than 0.1%.
bRounds to less than 1 contract.

At October 31, 2016, the Funds’ OTC derivative assets and liabilities are as follows:

	Gross Amounts of
	Assets and Liabilities Presented
	in the Statements of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Franklin Low Duration
Total Return Fund
Forward exchange contracts	$2,529,129	$970,445
Options purchased	35,792	—
Swap contracts	5,682,852	11,942,382
Total	$8,247,773	$12,912,827

Franklin Total
Return Fund
Forward exchange contracts	$9,172,100	$1,856,840
Options purchased	102,850	—
Swap contracts	15,955,247	25,474,350
Total	$25,230,197	$27,331,190

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

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At October 31, 2016, the Funds’ OTC derivative assets, which may be offset against the Funds’ OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statements of Assets and Liabilities
	Gross
	Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statements of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received	Received[a]	than zero)
Franklin Low Duration Total Return Fund
Counterparty
BOFA	$—	$—	$—	$—	$—
BZWS	456,203	(456,203)	—	—	—
CITI	1,180,897	(1,180,897)	—	—	—
DBAB.	2,140,166	(1,411,595)	—	(728,571)	—
FBCO	17,034	(17,034)	—	—	—
GSCO	2,767,457	(2,767,457)	—	—	—
HSBK	12	(12)	—	—	—
JPHQ.	1,616,808	(1,616,808)	—	—	—
MSCO	69,196	(69,196)	—	—	—
Total	$8,247,773	$(7,519,202)	$—	$(728,571)	$—

		Amounts Not Offset in the
		Statements of Assets and Liabilities
	Gross
	Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statements of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a,b]	Received[a]	than zero)
Franklin Total Return Fund
Counterparty
BOFA	$152,451	$(133,707)	$—	$—	$18,744
BZWS	1,102,419	(1,102,419)	—	—	—
CITI	1,723,143	(1,723,143)	—	—	—
DBAB	8,388,928	(4,173,749)	—	(4,215,179)	—
FBCO.	624,231	(624,231)	—	—	—
GSCO	5,836,725	(5,836,725)	—	—	—
HSBK.	537	(537)	—	—	—
JPHQ	7,084,483	(5,319,773)	(1,764,710)	—	—
MSCO	205,922	(205,922)	—	—	—
UBSW	111,358	(111,358)	—	—	—
Total	$25,230,197	$(19,231,564)	$(1,764,710)	$(4,215,179)	$18,744

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateral-
ization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.
bAt October 31, 2016, the Fund received U.S. Government and Agency securities as collateral for derivatives.

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10. Other Derivative Information (continued)

At October 31, 2016, the Funds’ OTC derivative liabilities, which may be offset against the Funds’ OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Statements of Assets and Liabilities
	Gross
	Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statements of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged[a]	than zero)
Franklin Low Duration Total Return Fund
Counterparty
BOFA	$71,765	$—	$—	$(71,765)	$—
BZWS	901,808	(456,203)	—	(445,605)	—
CITI	1,589,373	(1,180,897)	—	(320,000)	88,476
DBAB.	1,411,595	(1,411,595)	—	—	—
FBCO	17,034	(17,034)	—	—	—
GSCO	5,911,175	(2,767,457)	—	(3,143,718)	—
HSBK.	225	(12)	—	—	213
JPHQ.	2,698,496	(1,616,808)	—	(850,000)	231,688
MSCO	311,356	(69,196)	—	(170,000)	72,160
Total	$12,912,827	$(7,519,202)	$—	$(5,001,088)	$392,537

		Amounts Not Offset in the
		Statements of Assets and Liabilities
	Gross
	Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statements of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged[a]	than zero)
Franklin Total Return Fund
Counterparty
BOFA	133,707	(133,707)	—	—	—
BZWS	2,107,662	(1,102,419)	—	(1,005,243)	—
CITI	3,186,041	(1,723,143)	—	(1,370,000)	92,898
DBAB.	4,173,749	(4,173,749)	—	—	—
FBCO	841,562	(624,231)	—	(217,331)	—
GSCO	10,474,078	(5,836,725)	—	(4,637,353)	—
HSBK.	3,699	(537)	—	—	3,162
JPHQ.	5,319,773	(5,319,773)	—	—	—
MSCO	552,761	(205,922)	—	(346,839)	—
UBSW	538,158	(111,358)	—	(426,800)	—
Total	$27,331,190	$(19,231,564)	$—	$(8,003,566)	$96,060

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateral-
ization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(d) and 6 regarding derivative financial instruments and investment transactions, respectively.

See Abbreviations on page 140.

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11. Credit Facility

Certain or all Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statements of Operations. During the year ended October 31, 2016, the Funds did not use the Global Credit Facility.

12. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of October 31, 2016, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Adjustable U.S. Government Securities
Fund
Assets:
Investments in Securities:
Mortgage-Backed Securities	$—	$1,291,397,310	$—	$1,291,397,310
Short Term Investments	26,812,763	—	—	26,812,763
Total Investments in Securities	$26,812,763	$1,291,397,310	$—	$1,318,210,073

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12. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Franklin Floating Rate Daily Access Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Coal & Consumable Fuels	$—	$—	$1,550,925	$1,550,925
Corporate Bonds	—	—	55,695	55,695
Senior Floating Rate Interests	—	2,603,915,572	—	2,603,915,572
Asset-Backed Securities.	—	146,031,687	—	146,031,687
Short Term Investments	301,294,963	—	—	301,294,963
Total Investments in Securities	$301,294,963	$2,749,947,259	$1,606,620	$3,052,848,842

Other Financial Instruments:
Unfunded Loan Commitments.	$—	$11,867	$—	$11,867

Franklin Low Duration Total Return Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Energy.	$22,145	$—	$786,358	$808,503
All Other Equity Investments[b]	43,720,111	—	—	43,720,111
Corporate Bonds	—	1,018,926,197	—	1,018,926,197
Senior Floating Rate Interests	—	73,576,382	—	73,576,382
Foreign Government and Agency Securities	—	52,751,079	—	52,751,079
U.S. Government and Agency Securities	—	488,845,306	—	488,845,306
Asset-Backed Securities and Commercial
Mortgage-Backed Securities.	—	690,039,951	—	690,039,951
Mortgage-Backed Securities	—	43,381,835	—	43,381,835
Municipal Bonds	—	9,773,714	—	9,773,714
Escrows and Litigation Trusts	—	—	—[c]	—
Options Purchased	—	35,792	—	35,792
Short Term Investments	89,753,463	2,915,040	—	92,668,503
Total Investments in Securities	$133,495,719	$2,380,245,296	$786,358	$2,514,527,373

Other Financial Instruments:
Futures Contracts	$1,088,083	$—	$—	$1,088,083
Forward Exchange Contracts	—	2,529,129	—	2,529,129
Swap Contracts.	—	2,293,150	—	2,293,150
Total Other Financial Instruments	$1,088,083	$4,822,279	$—	$5,910,362

Liabilities:
Other Financial Instruments:
Futures Contracts	$120,992	$—	$—	$120,992
Forward Exchange Contracts	—	970,445	—	970,445
Swap Contracts.	—	5,538,363	—	5,538,363
Unfunded Loan Commitments.	—	54,736	—	54,736
Total Other Financial Instruments	$120,992	$6,563,544	$—	$6,684,536

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		NOTES TO FINANCIAL STATEMENTS

	Level 1	Level 2	Level 3	Total
Franklin Total Return Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Services	$—	$5,378,919	$—	$5,378,919
Energy.	51,675	—	1,834,837	1,886,512
All Other Equity Investments[b]	106,891,438	—	—	106,891,438
Corporate Bonds	—	1,861,142,700	1,078	1,861,143,778
Senior Floating Rate Interests	—	75,229,792	—	75,229,792
Foreign Government and Agency Securities	—	205,692,589	—	205,692,589
U.S. Government and Agency Securities	—	889,025,124	—	889,025,124
Asset-Backed Securities and Commercial
Mortgage-Backed Securities.	—	680,102,143	15,780	680,117,923
Mortgage-Backed Securities	—	1,036,923,309	—	1,036,923,309
Municipal Bonds	—	86,170,576	—	86,170,576
Escrows and Litigation Trusts	—	—	—[c]	—
Options Purchased	—	102,850	—	102,850
Short Term Investments	104,199,665	—	—	104,199,665
Total Investments in Securities	$211,142,778	$4,839,768,002	$1,851,695	$5,052,762,475

Other Financial Instruments:
Futures Contracts	$651,726	$—	$—	$651,726
Forward Exchange Contracts	—	9,172,100	—	9,172,100
Swap Contracts.	—	4,802,300	—	4,802,300
Total Other Financial Instruments	$651,726	$13,974,400	$—	$14,626,126

Liabilities:
Other Financial Instruments:
Futures Contracts	$4,509,179	$—	$—	$4,509,179
Forward Exchange Contracts	—	1,856,840	—	1,856,840
Swap Contracts.	—	15,032,989	—	15,032,989
Unfunded Loan Commitments.	—	120,803	—	120,803
Total Other Financial Instruments	$4,509,179	$17,010,632	$—	$21,519,811

aIncludes common and preferred stocks, and management investment companies as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at October 31, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

13. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
BOFA	Bank of America, N.A.	BRL	Brazilian Real	AGMC	Assured Guaranty Municipal Corp.
BZWS	Barclays Bank PLC	CHF	Swiss Franc	ARM	Adjustable Rate Mortgage
CITI	Citigroup, Inc.	EUR	Euro	BBA	British Bankers Association
DBAB	Deutsche Bank AG	HUF	Hungarian Forint	CDO	Collateralized Debt Obligation
FBCO	Credit Suisse Group AG	JPY	Japanese Yen	CLO	Collateralized Loan Obligation
GSCO	The Goldman Sachs Group, Inc.	KRW	South Korean Won	DIP	Debtor-In-Possession
HSBK	HSBC Bank PLC	MXN	Mexican Peso	EDA	Economic Development Authority
ICE	Intercontinental Exchange	MYR	Malaysian Ringgit	ETF	Exchange Traded Fund
JPHQ	JP Morgan Chase & Co.	USD	United States Dollar	FRN	Floating Rate Note
LCH	LCH.Clearnet LLC			GDP	Gross Domestic Product
MSCO	Morgan Stanley			GO	General Obligation
UBSW	UBS AG			LIBOR	London InterBank Offered Rate
				MFM	Multi-Family Mortgage
				PIK	Payment-In-Kind
				REIT	Real Estate Investment Trust
				SF	Single Family
				VRI	Value Recovery Instruments

Index
CDX.NA.HY.Series number	CDX North America High Yield Index
CDX.NA.IG.Series number	CDX North America Investment Grade Index
ITRX.EUR.Series number	iTraxx Europe Index
ITRX.EUR.SNRFIN.Series number	iTraxx Europe Senior Financials Index
MCDX.NA.Series number	MCDX North America Index

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Investors Securities Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund, and Franklin Total Return Fund (hereafter referred to as the "Funds") as of October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (consolidated financial statements and consolidated financial highlights for Franklin Total Return Fund) (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 16, 2016

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Tax Information (unaudited)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Funds hereby report the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2016:

Franklin
Adjustable	Franklin	Franklin
U.S. Government	Floating Rate	Low Duration	Franklin Total
Securities Fund	Daily Access Fund	Total Return Fund	Return Fund

$21,142,072	$123,734,906	$40,337,054	$81,111,368

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term that continues until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1986	142	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging
Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment
Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	142	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), Santander Consumer
				USA Holdings, Inc. (consumer finance)
				(November 2015), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium)
				(1999-2015) and H.J. Heinz Company
				(processed foods and allied products)
				(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	142	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Larry D. Thompson (1945)	Trustee	Since 2007	142	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee	116	None
One Franklin Parkway	Independent	since 2007
San Mateo, CA 94403-1906	Trustee	and Lead
Independent
Trustee
since 2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013	158	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	142	None
One Franklin Parkway	the Board,	Board since 2013,
San Mateo, CA 94403-1906	Trustee and	Trustee since 1987
	Vice President	and Vice President
since 1986
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Mark Boyadjian (1964)	Vice President	Since 2003	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Richard Hsu (1973)	Vice President	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Advisers, Inc.; and officer of three of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	President since	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive 1993 and Chief
San Mateo, CA 94403-1906	Officer –	Executive Officer
	Investment	– Investment
	Management	Management since
2002
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and
officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Madeline Lam (1969)	Vice President	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice	Since May	Not Applicable	Not Applicable
One Franklin Parkway	President	2016
San Mateo, CA 94403-1906	– AML
Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective November 1, 2016, Frank Olson ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of
Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

148 Annual Report

franklintempleton.com

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $431,607 for the fiscal year ended October 31, 2016 and $450,822 for the fiscal year ended October 31, 2015.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $4,682 for the fiscal year ended October 31, 2016 and $4,590 for the fiscal year ended October 31, 2015.  The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended October 31, 2016 and $6,850 for the fiscal year ended October 31, 2015.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $439,897 for the fiscal year ended October 31, 2016 and $495,203 for the fiscal year ended October 31, 2015.  The services for which these fees were paid include preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment.  Other services include compliance examination for Investment Advisor Act rule 204-2 and 206-4(2), and review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

        (i)     pre-approval of all audit and audit related services;

        (ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

        (iii)   pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

        (iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $444,579 for the fiscal year ended October 31, 2016 and $506,644 for the fiscal year ended October 31, 2015.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants. N/A

Item 6.  Schedule of Investments. N/A

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.  Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  December 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  December 27, 2016

By /s/Gaston Gardey _

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  December 27, 2016